UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-4391

                                   PBHG Funds
               (Exact name of registrant as specified in charter)
                                    --------


                            1400 Liberty Ridge Drive
                                 Wayne, PA 19087
               (Address of principal executive offices) (Zip code)

                                David J. Bullock
                    1400 Liberty Ridge Drive, Wayne, PA 19087
                     (Name and address of agent for service)

                                   Copies to:

---------------------------------              ---------------------------------
   William H. Rheiner, Esq.                         John M. Zerr, Esq.
Ballard Spahr Andrews & Ingersoll              Pilgrim Baxter & Associates, Ltd.
 1735 Market Street, 51st Floor                  1400 Liberty Ridge Drive
  Philadelphia, PA 19103-7599                       Wayne, PA 19087
       (215) 864-8600                               (610) 341-9000
---------------------------------             ----------------------------------

       Registrant's telephone number, including area code: 1-800-433-0051

                    Date of fiscal year end: March 31, 2004

                    Date of reporting period: March 31, 2004

Item 1.    Reports to Stockholders.



                               2004 ANNUAL REPORT

                                                                  March 31, 2004

                              [GRAPHIC ART OMITTED]

                                                                  [LOGO OMITTED]

                                  [BLANK PAGE]

PBHG FUNDS

TABLE OF CONTENTS

Message to Shareholders .............................................................................   1
PBHG GROWTH FUNDS
      PBHG EMERGING GROWTH FUND
           PBHG Class (PBEGX), Class A (PAEGX), Class C (PCEGX) .....................................   2
      PBHG GROWTH FUND
           PBHG Class (PBHGX), Advisor Class (PBGWX), Class A (PAHGX), Class C (PCHGX) ..............   4
      PBHG LARGE CAP 20 FUND
           PBHG Class (PLCPX), Advisor Class (PLTAX), Class A (PLGAX), Class C (PCLAX) ..............   6
      PBHG LARGE CAP GROWTH FUND
           PBHG Class (PBHLX), Advisor Class (PBLAX), Class A (PALGX), Class C (PCLGX) ..............   8
      PBHG SELECT GROWTH FUND
           PBHG Class (PBHEX), Class A (PAHEX), Class C (PCHEX) .....................................  10
      PBHG STRATEGIC SMALL COMPANY FUND
           PBHG Class (PSSCX), Advisor Class (PBSSX), Class A (PSSAX), Class C (PCSSX) ..............  12
PBHG BLEND FUNDS
      PBHG DISCIPLINED EQUITY FUND
           PBHG Class (PBDEX), Class A (PADEX), Class C (PCDEX) .....................................  14
      PBHG FOCUSED FUND
           PBHG Class (PBFVX), Class A (PAFCX), Class C (PCFCX) .....................................  16
      PBHG LARGE CAP FUND
           PBHG Class (PLCVX), Advisor Class (PBLVX), Class A (PLCAX), Class C (PCCAX) ..............  18
      PBHG MID-CAP FUND
           PBHG Class (PBMCX), Advisor Class (PMCAX), Class A (PAMIX), Class C (PCCPX) ..............  20
      PBHG SMALL CAP FUND
           PBHG Class (PBSVX), Advisor Class (PVAAX), Class A (PSAMX), Class C (PSCMX) ..............  22
PBHG VALUE FUNDS
      PBHG CLIPPER FOCUS FUND
           PBHG Class (PBFOX), Advisor Class (PCLFX), Class A (PAFOX), Class C (PCFOX) ..............  24
      PBHG SMALL CAP VALUE FUND
           PBHG Class (PSMVX), Class A (PACVX), Class C (PCCVX) .....................................  26
PBHG SPECIALTY FUNDS
      PBHG REIT FUND
           PBHG Class (PBRTX), Advisor Class (PBRAX), Class A (PARTX), Class C (PCRTX) ..............  28
      PBHG TECHNOLOGY & COMMUNICATIONS FUND
           PBHG Class (PBTCX), Advisor Class (PTNAX), Class A (PATCX), Class C (PCOMX) ..............  30
PBHG FIXED INCOME FUNDS
      PBHG INTERMEDIATE FIXED INCOME FUND
           PBHG Class (PBFIX), Class A (PAFIX), Class C (PCIRX) .....................................  32
      PBHG IRA CAPITAL PRESERVATION FUND
           PBHG Class (PBCPX), Advisor Class (PACPX), Class A (PIRAX), Class C (PIRCX) ..............  34
PBHG MONEY MARKET FUND
      PBHG CASH RESERVES FUND
           (PBCXX)...................................................................................  36

Statements of Net Assets ............................................................................  38
Statements of Operations ............................................................................  94
Statements of Changes in Net Assets .................................................................  98
Financial Highlights ................................................................................ 104
Notes to Financial Statements ....................................................................... 111
Report of Independent Auditors ...................................................................... 126
PBHG Shareholder Meetings ........................................................................... 127
PBHG Disclosure Notes ............................................................................... 128
Notice to Shareholders .............................................................................. 130
Trustees and Officers of the Trust .................................................................. 131

 PBHG FUNDS

                      [This page intentionally left blank.]

                                                PBHG FUNDS

                                                         MESSAGE TO SHAREHOLDERS

DEAR FELLOW SHAREHOLDERS:

   We are pleased to provide you with the PBHG Funds Annual Report for the fiscal year ended March 31, 2004. The past year has been one of changes and new beginnings. The strong rally in the equity markets, which extended for much of the period, was one welcome change. As the economy showed signs of improvement, the corporate profit picture grew clearer and stocks soared. As a result, many PBHG Funds posted strong returns over the period.

   There were also changes at PBHG Funds and new beginnings as well. In late 2003, I began my new, dual role as President of PBHG Funds and Chief Executive Officer of Pilgrim Baxter, the Funds' investment adviser. Collectively, with the help of dedicated employees and a fully independent Board of Trustees, we have embarked on a course of changes to help establish a corporate governance dedicated to an unwavering culture of integrity and an ongoing pursuit of excellence in every aspect of our business.

   We have also made changes to our fund roster, including the addition of two new funds and repositioning several other funds to better align their fund objectives and investment strategies. Our goal is to offer our shareholders and potential investors a broad mix of clearly defined investment choices from which they can begin to build a financial plan to fit their individual needs. To move closer to this goal, we recently introduced PBHG Small Cap Value Fund and PBHG Intermediate Fixed Income Fund. PBHG Small Cap Value Fund is sub-advised by Thompson, Siegel & Walmsley, Inc. (TSW), an affiliate of our parent company Old Mutual. This Fund employs a traditional value approach that TSW's founding principals established over thirty years ago, which combines quantitative and qualitative analysis in a disciplined process that seeks to exploit the inefficiencies in the small cap sector. PBHG Intermediate Fixed Income Fund leverages the expertise of another Old Mutual affiliate firm, Dwight Asset Management Company. The Fund invests in bonds with maturities in the middle range and may provide greater return potential over short-term fixed income investments with less risk than longer-term bond funds. We are excited to offer these opportunities and continue to look for new products and services to meet our shareholders' needs.

   Additionally, we have enhanced the portfolio management of several PBHG Funds that are advised by Pilgrim Baxter & Associates, through the appointment of co-managers. This investment management structure is a formalization of an approach already in existence on some of our other mutual funds. The role of the co-manager will be to provide additional resources and investment experience to the management of these funds.

   There have been many other changes that we have implemented to enhance communication to shareholders and to ensure that their best interests are kept at the forefront. One such change, effective March 31, 2004, is the approval of a comprehensive policy on the disclosure of fund holdings. Full portfolio holdings for the PBHG Funds are now publicly available on our website on a quarterly basis 15 calendar days following quarter-end.

   I am pleased with what we have been able to accomplish and I am increasingly confident that the firm is stronger than ever and well positioned to serve your investment needs going forward. We remain dedicated to providing the highest quality investment management products and services to our shareholders. Thank you for your investment in PBHG Funds.



Sincerely,


/S/DAVID J. BULLOCK        [PHOTO OMITTED]

David J. Bullock
PRESIDENT
PBHG FUNDS


      Please refer to important disclosure information about each PBHG Fund included on its respective summary page.

         PBHG FUNDS

PBHG EMERGING GROWTH FUND


PORTFOLIO MANAGERS: Peter J. Niedland, CFA and James M. Smith, CFA*

Portfolio Profile

OBJECTIVE:  Long-term growth of capital.

INVESTS IN: Under normal market conditions, the Fund invests at least 80% of its assets in growth securities such as common stocks of small sized companies.

STRATEGY: The Fund's strategy is to invest in those securities that Pilgrim Baxter believes have strong historical earnings growth and expected earnings higher than the U.S. market as a whole, as measured by the S&P 500 Index. Pilgrim Baxter expects to focus primarily on those growth securities whose market capitalizations are similar to the market capitalizations of the companies in the Russell 2000(R) Growth Index at the time of the Fund's investment. Investors should note that securities of smaller companies involve greater risk and price volatility than larger, more established companies. Also, the Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

Performance
    For the 12 months ended March 31, 2004, PBHG Emerging Growth Fund (PBHG Class) returned at net asset value 59.45% versus a return of 63.16% for its benchmark, the Russell 2000(R) Growth Index. See standard performance for all share classes in the table on the following page. Investors should keep in mind that past performance is no guarantee of future results and the investment return of the Fund will fluctuate.
    March of 2003 marked the inauspicious three-year anniversary of the bursting of the "bubble"--not just the Internet bubble, as it's commonly called, but the "irrational exuberance" bubble. While few investors were surprised when the market began to correct some of the excesses of the late 1990's, almost no one predicted a bear market of that size and duration. And, it is clear now that small-cap growth stocks were at the epicenter of the dramatically bearish market. However, March 2003 also ushered in the long-awaited renaissance for small-cap growth investing. Equities began their recovery, and the worst performing asset class during the downturn rallied with a most earnest effort. Investors that heeded the seemingly futile calls for patience and re-examination reaped the benefits.
    Stock market recoveries come in many strengths and sizes. What determines a recovery's sustainability and magnitude? To some extent, it is predicated on investors' responses to specific changes in the economy and their reactions to non-economic events. We believe that this recovery--occurring amid the backdrop of rising oil prices, the aura of war and renewed terrorism fears--shows signs of sustainability. Low interest rates, booming productivity, and effective fiscal stimuli clearly have revived the economy. The predicted demise of the business cycle has once again been defused and in our view, historical precedents have taken hold.

Porfolio Discussion
    During the past 12 months, capital spending increased, consumer spending remained strong, and profits improved markedly. Not only did equities respond positively to these signs of strength in the economy, but valuations also started to move closer to more normal levels. Awakening from their bear market hibernation, investors became dramatically less risk averse. Consequently, the very smallest companies and the very lowest quality stocks gained the most in the market's recovery. Although we generally do not focus on these types of names in the Fund, we participated nicely in the rebound.
    Leading the performance pack in fiscal 2004 were the consumer, basic materials, health care and technology sectors. The Fund's generous weighting in all but the basic materials area certainly helped performance. We underweighted financial service firms (as is typically the case) and this helped performance; the sector's returns were constrained by fears of a Federal Reserve interest rate hike in the near future. On the negative side of the ledger, our underweighting in health care and slight overweighting in services detracted from the Fund's performance relative to the Index.
    Peeling back the onion to identify individual contributors to performance, we see a relatively familiar list of long-term holdings. Sandisk benefited from the digital camera boom. Altiris capitalized on the rise in enterprise spending. Urban Outfitters had superior store-level execution. Other important contributors to performance included long-term holdings in eResearchTechnology (provides healthcare data management tools), Netflix (provides online movie rentals) and Tractor Supply (operates specialty farm and ranch supply stores). Two holdings in the portfolio--NetScreen Technologies and Documentum--were acquired by other companies at healthy premiums during the period. As is typical for our style of investing, the poorest performers were stocks of companies that encountered earnings disappointments or fundamental growth problems. Falling into that category were Zoll Medical, Boston Communications Group and Cree, all of which we have eliminated from the portfolio.
    After the dramatic rise in small-cap stock prices that we have experienced during the past year, many small-cap investment managers are wondering aloud: Is the small-cap rally over? Have stocks moved too far, too fast? How much does the economy really matter? In fact, our answers to these questions lead us to a very positive outlook for the near-term. Using the 1990-91 recession and recovery as a guide, we do not consider the rally over. When economies recover, small, young, innovative companies tend to excel; their leverage to a domestic recovery often is substantial. We believe that the current economic recovery is no longer tenuous, but rather is showing signs of durability and sustainability--attributes that we know have historically led to earnings growth, positive surprise, and positive business momentum. Our commitment to investing in what we believe are the country's best emerging growth companies remains unwavering.

* Effective May 3, 2004.

                                             PBHG FUNDS

                                                       PBHG EMERGING GROWTH FUND

           INVESTMENT FOCUS

                STYLE 6

    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |    X     |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N
Source: Pilgrim Baxter & Associates, Ltd.


                    AVERAGE ANNUAL TOTAL RETURN 1 AS OF MARCH 31, 2004
-----------------------------------------------------------------------------------------------
                              One     Annualized   Annualized  Annualized   Annualized
                             Year       3 Year       5 Year      10 Year     Inception
                            Return      Return       Return      Return       to Date
-----------------------------------------------------------------------------------------------
   PBHG Class 2             59.45%      (7.43)%      (7.22)%      2.36%        4.89%
-----------------------------------------------------------------------------------------------
   Class A with load 3      49.82%      (9.52)%      (8.67)%      1.37%        3.93%
-----------------------------------------------------------------------------------------------
   Class A without load 3   58.96%      (7.72)%      (7.58)%      1.97%        4.49%
-----------------------------------------------------------------------------------------------
   Class C with load 3      56.86%      (8.39)%      (8.26)%      1.21%        3.72%
-----------------------------------------------------------------------------------------------
   Class C without load 3   57.86%      (8.39)%      (8.26)%      1.21%        3.72%
-----------------------------------------------------------------------------------------------

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
   THEIR ORIGINAL COST. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END,
           WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE
            BY CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM.


COMPARISON OF CHANGE IN
 THE VALUE OF A $10,000
 INVESTMENT IN THE PBHG
     EMERGING GROWTH
    FUND - PBHG CLASS
VERSUS THE RUSSELL 2000(R)
   GROWTH INDEX AND THE
 LIPPER SMALL-CAP GROWTH
      FUNDS AVERAGE

[Line chart omitted -- plot points as follows:]

                           PBHG                   Russell 2000(R)            Lipper Small-Cap
                    Emerging Growth Fund           Growth Index 4         Growth Funds Average 5
6/14/93                    10000                       10000                       10000
6/30/93                    10120                       11413                       10000
7/31/93                    10320                       11527                       10052
8/31/93                    11440                       12079                       10596
9/30/93                    12650                       12478                       11025
10/31/93                   13220                       12839                       11168
11/30/93                   12480                       12319                       10757
12/31/93                   13258                       12806                       11293
1/31/94                    13800                       13146                       11607
2/28/94                    14244                       13089                       11616
3/31/94                    13258                       12285                       10925
4/30/94                    13420                       12303                       10926
5/31/94                    13008                       12028                       10680
6/30/94                    12152                       11514                       10147
7/31/94                    12520                       11678                       10329
8/31/94                    13854                       12535                       11048
9/30/94                    14797                       12587                       11156
10/31/94                   15816                       12721                       11386
11/30/94                   15621                       12207                       10970
12/31/94                   16411                       12494                       11214
1/31/95                    15704                       12240                       11057
2/28/95                    16324                       12805                       11525
3/31/95                    17497                       13179                       11918
4/30/95                    17878                       13377                       12005
5/31/95                    17976                       13553                       12206
6/30/95                    19617                       14487                       13125
7/31/95                    21584                       15616                       14253
8/31/95                    21834                       15808                       14470
9/30/95                    22627                       16134                       14896
10/31/95                   21942                       15340                       14457
11/30/95                   23257                       16017                       15003
12/31/95                   24361                       16372                       15277
1/31/96                    23780                       16237                       15186
2/29/96                    25136                       16977                       15964
3/31/96                    26275                       17313                       16491
4/30/96                    30079                       18642                       18066
5/31/96                    31457                       19598                       18971
6/30/96                    29509                       18324                       18092
7/31/96                    25443                       16087                       16270
8/31/96                    27448                       17278                       17348
9/30/96                    29999                       18168                       18460
10/31/96                   28404                       17384                       17882
11/30/96                   28347                       17868                       18263
12/31/96                   28522                       18216                       18491
1/31/97                    28817                       18671                       18979
2/28/97                    24603                       17544                       17846
3/31/97                    22672                       16306                       16704
4/30/97                    21601                       16117                       16497
5/31/97                    25874                       18539                       18739
6/30/97                    27357                       19168                       19835
7/31/97                    28216                       20150                       21209
8/31/97                    28522                       20755                       21612
9/30/97                    31289                       22411                       23357
10/31/97                   28687                       21065                       22196
11/30/97                   27616                       20563                       21776
12/31/97                   27475                       20575                       21898
1/31/98                    27145                       20300                       21618
2/28/98                    29111                       22092                       23403
3/31/98                    30406                       23019                       24604
4/30/98                    30618                       23160                       24818
5/31/98                    27899                       21478                       23183
6/30/98                    28758                       21697                       23739
7/31/98                    26321                       19885                       22108
8/31/98                    21401                       15295                       17417
9/30/98                    23296                       16846                       18730
10/31/98                   23013                       17725                       19504
11/30/98                   24826                       19099                       21132
12/31/98                   28300                       20828                       23347
1/31/99                    28394                       21765                       23926
2/28/99                    25098                       19774                       21782
3/31/99                    24353                       20478                       22723
4/30/99                    23762                       22286                       23782
5/31/99                    24790                       22321                       24003
6/30/99                    27579                       23497                       26113
7/31/99                    26929                       22771                       26040
8/31/99                    26669                       21919                       25693
9/30/99                    28784                       22342                       26341
10/31/99                   30699                       22914                       27740
11/30/99                   34007                       25337                       31138
12/31/99                   41981                       29803                       36711
1/31/00                    40339                       29525                       36344
2/29/00                    53650                       36395                       45165
3/31/00                    49029                       32569                       42902
4/30/00                    42901                       29280                       38359
5/31/00                    37691                       26717                       35325
6/30/00                    47522                       30168                       41016
7/31/00                    43244                       27583                       38469
8/31/00                    50353                       30484                       42862
9/30/00                    47595                       28969                       41250
10/31/00                   40425                       26618                       38589
11/30/00                   29859                       21785                       32021
12/31/00                   31394                       23118                       34737
1/31/01                    31182                       24989                       35699
2/28/01                    24729                       21564                       30937
3/31/01                    21105                       19603                       27979
4/30/01                    25707                       22003                       31412
5/31/01                    24914                       22513                       32116
6/30/01                    25152                       23127                       33041
7/31/01                    22758                       21154                       31128
8/31/01                    20537                       19833                       29282
9/30/01                    16490                       16633                       24875
10/31/01                   18381                       18233                       26868
11/30/01                   20497                       19755                       28931
12/31/01                   21172                       20985                       30693
1/31/02                    20114                       20238                       29754
2/28/02                    16980                       18928                       27858
3/31/02                    18818                       20573                       29978
4/30/02                    16834                       20128                       29181
5/31/02                    15353                       18951                       27754
6/30/02                    13555                       17344                       25789
7/31/02                    11743                       14679                       22186
8/31/02                    11306                       14672                       22191
9/30/02                     9931                       13612                       20766
10/31/02                   11227                       14300                       21601
11/30/02                   13092                       15718                       23204
12/31/02                   11095                       14634                       21700
1/31/03                    10883                       14237                       21145
2/28/03                    10606                       13857                       20527
3/31/03                    10500                       14067                       20870
4/30/03                    11650                       15398                       22585
5/31/03                    13184                       17133                       24745
6/30/03                    13713                       17463                       25447
7/31/03                    14864                       18784                       26997
8/31/03                    16265                       19792                       28512
9/30/03                    15908                       19291                       27796
10/31/03                   17641                       20958                       30323
11/30/03                   18143                       21641                       31296
12/31/03                   17376                       21738                       31283
1/31/04                    17892                       22880                       32613
2/29/04                    17389                       22845                       32577
3/31/04                    16742                       22951                       32525

1 The PBHG Emerging Growth Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance figures quoted may be lower at this time due to recent market volatility. For performance information regarding other share classes please consult your financial adviser. Investors considering the PBHG Emerging Growth Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and/or reimbursements, performance may have been lower. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objectives, risks, charges and expenses and should be read carefully and considered before investing. Peter J. Niedland began managing the Fund on January 1, 2003.
2 The PBHG Emerging Growth Fund-PBHG Class commenced operations on June 14,
  1993.
3 The PBHG Emerging Growth Fund-Class A and C shares commenced operations on
  September 30, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C and PBHG Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months.
4 For more information on the Russell 2000(R) Growth Index please see the PBHG
  Disclosure Notes on page 128.
5 The chart assumes $10,000 invested in the Lipper Small-Cap Growth Funds
  Average at June 30, 1993. For more information on the Lipper Small-Cap Growth Funds Average please see the PBHG Disclosure Notes on page 128.
6 For more information on the Investment Focus Style and Top Ten Holdings please see the PBHG Disclosure Notes on page 129.

SECTOR WEIGHTINGS AT MARCH 31, 2004

Pie chart omitted -- plot points as follows:]

Basic Materials          1%
Consumer Cyclical       21%
Consumer Non-Cyclical    1%
Energy                   1%
Health Care             15%
Industrial               9%
Services                 8%
Technology              44%

% of Total Portfolio Investments in Common Stock

TOP TEN COMMON STOCK HOLDINGS AT MARCH 31, 2004 6

Urban Outfitters                                  3.0%
Altiris                                           2.3%
Tractor Supply                                    2.1%
Dick's Sporting Goods                             1.9%
Gen-Probe                                         1.9%
Integrated Silicon Solutions                      1.8%
Omnivision Technologies                           1.8%
eResearch Technology                              1.8%
NetFlix                                           1.8%
Corporate Executive Board                         1.8%
------------------------------------------------------
% of  Total Portfolio Investments                20.2%

          PBHG FUNDS


PBHG GROWTH FUND
PORTFOLIO MANAGERS: Michael S. Sutton, CFA, Peter J. Niedland, CFA and James M. Smith, CFA*

Portfolio Profile

OBJECTIVE:  Capital appreciation.

INVESTS IN: Under normal market conditions, the Fund invests at least 65% of its assets in growth securities, such as common stocks, of small and medium sized companies.

STRATEGY: The Fund's strategy is to invest in growth securities that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter expects to focus primarily on those growth securities whose market capitalizations are similar to the market capitalizations of the companies in the Russell Midcap(R) Growth Index at the time of the fund's investment at the time of purchase. Investors should note that securities of smaller companies involve greater risk and price volatility than larger, more established companies. Also, the Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

Performance
    For the 12 months ended March 31, 2004, PBHG Growth Fund (PBHG Class) returned at net asset value 31.94%, underperforming the 63.16% return of its benchmark, the Russell 2000(R) Growth Index. See standard performance for all share classes in the table on the following page. Please keep in mind that past performance is no guarantee of future results and the investment return of the Fund will fluctuate. The benchmark's superior return is attributable, in part, to the performance of more value-oriented companies within the Index. Cyclical sectors, such as basic materials and industrials, as well as slower growth areas like financials and utilities, advanced at above-Index rates. As is typical of our strategy, we had no or lower-than-benchmark exposure to these sectors during the last twelve months because they lacked the strong, longer-term growth characteristics that we seek.
    Although we do not focus on making top-down forecasts, when the economy begins to accelerate, the number of fast-growing investment opportunities typically increases. In the decelerating economic environment that lingered since mid-2000, we had difficulty finding companies with good revenue and earnings per share growth.
    Early in the fiscal year, the threat of deflation weighed heavily on the market. However, falling interest rates improved the relative attractiveness of stocks versus bonds. Lower rates also prompted highly leveraged companies to refinance their debt, thereby strengthening their balance sheets. Unfortunately, higher quality companies with little or no debt did not benefit as much from lower interest rates. Given that we focus on companies with strong business momentum, earnings growth and appreciation potential, we did not own many of the companies in the index that enjoyed the strongest price performance.
    This was especially true in our technology holdings. Overall, the sector finally rebounded after three difficult years. Business spending on technology slowly improved in the last 12 months, boosting equity returns in the sector. Unfortunately, what appreciated the most in this sector were low-price, high beta, smaller capitalization stocks of highly leveraged, low quality, companies with turnaround stories. In fact, many technology stocks that looked as though they were on the brink of extinction (with share prices below $5) appreciated well over 100%.
    Clearly, small was "beautiful" throughout the market during the last year. The small-cap Russell 2000(R) Growth Index returned 63.16%, outperforming the largest growth companies, as measured by the Russell 1000(R) Growth Index with a 32.19% return, by a stunning 30.97% difference.

Portfolio Discussion
    Our overweighted position in technology helped the Fund's performance while our security selection in the sector detracted. QLogic a designer and supplier of storage area networking semiconductor chips, fell over 10% for the period. Seagate Technology also turned in a below-average performance. One notable winner was Symantec, best know by consumers for its Norton Antivirus products--its stock rose over 130% during the last 12 months as the company continues to penetrate corporate markets. Holdings of integrated circuit manufacturers, such as Broadcom and Marvell Technology Group, helped portfolio performance as demand for their products rose with the proliferation of broadband and wireless services.
    Our overweighted position in the services sector helped the Fund's return. Some of our best performers were education companies, which benefited from growing enrollments and economies of scale. Our holdings in this industry included Apollo Group and Corinthian Colleges, both appreciating over 60% for the year, and University of Phoenix Online and Career Education, each up over 100%. Another good performer in the services sector was Cognizant Technology Solutions, an Indian software development firm that is profiting from current outsourcing trends.
    Although our underweighting in the financial sector held back performance, many of the stocks we did hold in this sector turned in good returns. New York Community Bankcorp, the holding company for 110 banks in New York and New Jersey and the second largest producer of multi-family mortgage loans in the city of New York, more than doubled in value during the year due to positive business trends.
    We had a neutral weighting in the health care sector for the year but our security selection detracted from performance. One of our biggest disappointments came from Odyssey HealthCare, a hospice care provider. One of our better performers was Varian Medical Systems which designs and produces equipment and software for treating cancer with radiation therapy. Several other medical technology companies provided strong performance for the portfolio.
    We also found good opportunities in the consumer cyclical sector. Coach, a well-recognized name in designer handbags and other high quality accessories, produced continuously strong business results last year. Harmon International Industries also rose as the market for high-end automobile electronics prospered.
    Going forward, we believe there are a number of factors supporting continued economic growth. Business optimism, profitability and earnings visibility have all improved, helped by the rising stock market. Election years also tend to work in the market's favor and we believe President Bush's foot will remain on the economic accelerator. In our opinion, some uncertainties remain, including the growing budget deficit, the weak dollar, the anemic job market, rising oil prices, and the difficult geopolitical environment. Nevertheless, we believe there is certainly enough good news to build a case for optimism regarding the year ahead.

* Effective May 3, 2004.

                                                    PBHG FUNDS

                                                                PBHG GROWTH FUND


           INVESTMENT FOCUS

                STYLE 7

    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |    X     |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N
Source: Pilgrim Baxter & Associates, Ltd.


                                    AVERAGE ANNUAL TOTAL RETURN 1 AS OF MARCH 31, 2004
---------------------------------------------------------------------------------------------------------
                           One Year    Annualized     Annualized    Annualized         Annualized
                            Return   3 Year Return  5 Year Return  10 Year Return   Inception to Date
---------------------------------------------------------------------------------------------------------
   PBHG Class 2             31.94%      (5.51)%        (1.85)%         4.29%              11.44%
---------------------------------------------------------------------------------------------------------
   Advisor Class 3          31.63%      (5.73)%        (2.07)%         4.11%              11.33%
---------------------------------------------------------------------------------------------------------
   Class A with load 4      24.04%      (7.68)%        (3.40)%         3.27%              10.72%
---------------------------------------------------------------------------------------------------------
   Class A without load 4   31.61%      (5.83)%        (2.25)%         3.89%              11.08%
---------------------------------------------------------------------------------------------------------
   Class C with load 4      29.61%      (6.55)%        (2.99)%         3.11%              10.24%
---------------------------------------------------------------------------------------------------------
   Class C without load 4   30.61%      (6.55)%        (2.99)%         3.11%              10.24%
---------------------------------------------------------------------------------------------------------

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
   THEIR ORIGINAL COST. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END,
           WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE
            BY CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM.


   COMPARISON OF CHANGE IN
   THE VALUE OF A $10,000
   INVESTMENT IN THE PBHG
  GROWTH FUND - PBHG CLASS
 VERSUS THE RUSSELL MID CAP
    GROWTH(R) INDEX, THE
RUSSELL 2000(R) GROWTH INDEX
   AND THE LIPPER MID-CAP
   GROWTH FUNDS AVERAGE

[Line chart omitted -- plot points as follows:]


                           PBHG                  Russell Midcap(R)            Russell 2000(R)                 Lipper Mid-Cap
                       Growth Fund                Growth Index 5              Growth Index 5               Growth Funds Average 6
12/31/85                   10000                       10000                       10000                           10000
1/31/86                    10250                       10192                       10228                           10206
2/28/86                    11080                       11091                       10983                           10994
3/31/86                    11510                       11757                       11482                           11588
4/30/86                    11640                       11885                       11763                           11707
5/31/86                    12580                       12631                       12194                           12476
6/30/86                    12680                       12827                       12233                           12658
7/31/86                    11700                       11806                       10918                           11532
8/31/86                    12380                       12342                       11153                           12041
9/30/86                    11240                       11319                       10245                           11095
10/31/86                   12193                       12002                       10766                           11713
11/30/86                   12676                       12115                       10718                           11889
12/31/86                   12394                       11755                       10358                           11618
1/31/87                    14728                       13388                       11691                           13158
2/28/87                    16509                       14385                       12823                           14346
3/31/87                    16871                       14580                       13175                           14520
4/30/87                    16911                       14200                       12767                           14319
5/31/87                    17046                       14292                       12677                           14407
6/30/87                    16508                       14877                       12991                           14590
7/31/87                    16604                       15554                       13302                           15141
8/31/87                    17548                       16196                       13687                           15750
9/30/87                    17524                       15838                       13413                           15493
10/31/87                   12898                       11487                        8994                           11383
11/30/87                   11840                       10688                        8399                           10553
12/31/87                   13832                       12079                        9273                           11884
1/31/88                    13566                       12202                        9454                           11956
2/29/88                    14814                       13203                       10334                           12867
3/31/88                    14660                       13262                       10888                           13000
4/30/88                    15011                       13337                       11151                           13286
5/31/88                    14576                       13101                       10783                           13080
6/30/88                    15684                       14091                       11579                           14037
7/31/88                    14969                       13558                       11363                           13608
8/31/88                    14099                       13041                       10950                           13136
9/30/88                    14744                       13557                       11260                           13682
10/31/88                   14449                       13475                       11073                           13538
11/30/88                   14119                       13151                       10642                           13208
12/31/88                   14780                       13640                       11162                           13801
1/31/89                    15792                       14444                       11638                           14676
2/28/89                    15553                       14326                       11667                           14639
3/31/89                    15244                       14501                       11991                           15004
4/30/89                    16467                       15327                       12588                           15933
5/31/89                    18020                       16142                       13191                           16793
6/30/89                    17004                       15925                       12767                           16341
7/31/89                    18401                       17173                       13365                           17590
8/31/89                    19177                       17838                       13749                           18175
9/30/89                    19896                       17831                       13907                           18354
10/31/89                   18852                       17088                       13146                           17559
11/30/89                   18698                       17492                       13263                           17749
12/31/89                   19109                       17935                       13413                           17990
1/31/90                    17501                       16273                       12029                           16495
2/28/90                    18537                       16607                       12485                           16978
3/31/90                    19377                       17303                       13057                           17639
4/30/90                    18948                       16825                       12669                           17214
5/31/90                    21627                       18555                       13799                           19050
6/30/90                    21823                       18784                       13881                           19136
7/31/90                    20716                       18185                       13250                           18570
8/31/90                    17984                       16071                       11332                           16473
9/30/90                    15483                       14982                       10259                           15190
10/31/90                   14787                       14702                        9683                           14713
11/30/90                   16614                       16275                       10574                           15944
12/31/90                   17266                       17014                       11078                           16694
1/31/91                    19518                       18290                       12118                           18021
2/28/91                    20782                       19901                       13510                           19437
3/31/91                    22659                       20940                       14462                           20479
4/30/91                    22284                       20754                       14290                           20256
5/31/91                    23271                       21803                       14980                           21358
6/30/91                    20664                       20615                       13961                           20096
7/31/91                    22323                       21655                       14593                           21454
8/31/91                    23449                       22332                       15238                           22400
9/30/91                    23074                       22306                       15467                           22420
10/31/91                   23745                       22806                       16126                           23156
11/30/91                   22724                       22054                       15285                           22262
12/31/91                   26179                       25015                       16748                           25218
1/31/92                    27174                       25238                       18064                           25778
2/29/92                    27447                       25293                       18257                           26227
3/31/92                    25782                       24254                       17207                           24994
4/30/92                    24862                       23789                       16208                           24129
5/31/92                    24688                       23836                       16171                           24180
6/30/92                    23544                       23127                       15140                           23184
7/31/92                    23420                       24158                       15615                           24072
8/31/92                    22649                       23841                       15014                           23511
9/30/92                    23644                       24364                       15433                           24094
10/31/92                   25061                       25097                       16068                           25127
11/30/92                   28298                       26683                       17568                           26989
12/31/92                   33612                       27194                       18050                           27831
1/31/93                    33003                       27515                       18274                           28385
2/28/93                    30891                       26668                       17281                           27239
3/31/93                    34668                       27440                       17726                           28290
4/30/93                    33868                       26313                       17164                           27339
5/31/93                    37613                       27555                       18193                           29021
6/30/93                    39822                       27442                       18236                           29294
7/31/93                    40302                       27355                       18418                           29431
8/31/93                    43375                       28945                       19300                           31082
9/30/93                    47344                       29292                       19938                           32173
10/31/93                   48145                       29764                       20514                           32437
11/30/93                   46320                       29071                       19684                           31341
12/31/93                   49312                       30238                       20461                           32632
1/31/94                    51258                       31016                       21006                           33529
2/28/94                    51777                       30749                       20913                           33271
3/31/94                    47592                       29300                       19629                           31451
4/30/94                    47884                       29228                       19659                           31442
5/31/94                    45192                       29271                       19218                           30977
6/30/94                    41591                       28012                       18397                           29567
7/31/94                    42888                       28788                       18659                           30362
8/31/94                    47657                       30505                       20028                           32363
9/30/94                    49052                       30002                       20112                           32227
10/31/94                   50577                       30520                       20326                           32953
11/30/94                   49571                       29174                       19504                           31664
12/31/94                   51654                       29583                       19964                           32247
1/31/95                    49122                       29939                       19557                           31989
2/28/95                    51849                       31532                       20461                           33425
3/31/95                    54219                       32782                       21058                           34618
4/30/95                    53667                       33057                       21375                           34906
5/31/95                    54089                       33872                       21655                           35510
6/30/95                    59998                       35414                       23147                           37992
7/31/95                    67238                       37642                       24951                           40917
8/31/95                    67141                       38055                       25259                           41478
9/30/95                    70712                       38902                       25779                           42622
10/31/95                   72660                       37919                       24511                           41770
11/30/95                   75550                       39613                       25593                           43249
12/31/95                   77660                       39635                       26160                           43517
1/31/96                    74186                       40335                       25944                           43652
2/29/96                    79673                       41860                       27127                           45358
3/31/96                    82140                       42190                       27663                           46170
4/30/96                    89056                       44228                       29787                           49245
5/31/96                    93114                       45132                       31314                           51102
6/30/96                    89348                       43768                       29279                           49349
7/31/96                    80128                       40370                       25705                           44804
8/31/96                    84218                       42552                       27608                           47510
9/30/96                    91621                       45255                       29030                           50765
10/31/96                   85192                       44724                       27777                           49663
11/30/96                   87465                       47359                       28550                           51451
12/31/96                   85290                       46562                       29107                           50962
1/31/97                    85225                       48622                       29834                           52888
2/28/97                    76102                       47551                       28032                           50255
3/31/97                    68375                       44864                       26054                           47104
4/30/97                    68667                       45963                       25752                           47622
5/31/97                    77141                       50082                       29623                           52612
6/30/97                    80420                       51467                       30627                           54717
7/31/97                    85972                       56394                       32197                           59155
8/31/97                    84153                       55844                       33163                           58806
9/30/97                    90192                       58670                       35809                           63040
10/31/97                   85160                       55732                       33659                           59951
11/30/97                   82465                       56318                       32856                           59615
12/31/97                   82433                       57057                       32875                           60438
1/31/98                    80290                       56030                       32436                           59525
2/28/98                    87757                       61298                       35300                           64864
3/31/98                    91653                       63867                       36781                           68211
4/30/98                    92010                       64735                       37006                           68893
5/31/98                    83569                       62072                       34318                           65352
6/30/98                    88212                       63828                       34668                           68424
7/31/98                    80095                       61094                       31774                           64955
8/31/98                    60388                       49433                       24439                           51717
9/30/98                    65063                       53173                       26917                           55565
10/31/98                   66524                       57088                       28321                           58132
11/30/98                   72530                       60938                       30518                           62393
12/31/98                   82920                       67249                       33279                           69992
1/31/99                    84705                       69265                       34776                           72435
2/28/99                    76167                       65878                       31595                           67662
3/31/99                    79576                       69547                       32720                           72215
4/30/99                    76102                       72716                       35610                           75393
5/31/99                    78764                       71781                       35666                           75204
6/30/99                    88764                       76792                       37545                           80830
7/31/99                    87530                       74347                       36384                           79771
8/31/99                    89803                       73574                       35023                           79595
9/30/99                    96978                       72948                       35699                           80534
10/31/99                  105776                       78589                       36613                           87525
11/30/99                  122561                       86727                       40485                           97266
12/31/99                  159576                      101744                       47620                          114706
1/31/00                   159543                      101724                       47177                          112802
2/29/00                   216428                      123109                       58153                          139198
3/31/00                   197803                      123236                       52040                          134855
4/30/00                   166851                      111273                       46785                          122556
5/31/00                   151392                      103163                       42689                          112997
6/30/00                   180997                      114109                       48203                          127822
7/31/00                   168367                      106884                       44072                          123565
8/31/00                   198511                      123003                       48708                          139765
9/30/00                   182277                      116989                       46288                          135166
10/31/00                  166582                      108983                       42531                          125691
11/30/00                  120137                       85300                       34809                          103042
12/31/00                  122895                       89791                       36939                          110018
1/31/01                   129968                       94920                       39929                          112273
2/28/01                   101003                       78502                       34455                           96364
3/31/01                    85908                       67267                       31322                           85436
4/30/01                   101833                       78479                       35157                           96680
5/31/01                   100212                       78111                       35972                           96689
6/30/01                   101319                       78152                       36952                           96187
7/31/01                    92033                       72881                       33800                           90858
8/31/01                    81600                       67599                       31689                           84307
9/30/01                    69588                       56427                       26576                           71931
10/31/01                   73342                       62359                       29133                           76599
11/30/01                   78479                       69072                       31565                           83225
12/31/01                   80454                       71697                       33530                           86412
1/31/02                    76266                       69369                       32337                           83561
2/28/02                    70101                       65437                       30244                           78898
3/31/02                    74843                       70431                       32873                           84089
4/30/02                    74883                       66702                       32161                           81029
5/31/02                    71800                       64712                       30281                           78371
6/30/02                    65952                       57570                       27713                           71302
7/31/02                    60025                       51977                       23454                           63780
8/31/02                    59037                       51796                       23443                           63052
9/30/02                    56271                       47681                       21750                           58891
10/31/02                   57891                       51374                       22850                           62189
11/30/02                   59590                       55395                       25115                           65746
12/31/02                   56034                       52048                       23383                           61571
1/31/03                    55362                       51537                       22748                           60715
2/28/03                    54295                       51089                       22141                           59799
3/31/03                    54927                       52041                       22476                           60618
4/30/03                    58207                       55584                       24603                           64837
5/31/03                    62317                       60932                       27376                           70290
6/30/03                    62198                       61801                       27904                           71379
7/31/03                    64055                       64010                       30013                           73984
8/31/03                    68046                       67535                       31625                           77869
9/30/03                    65913                       66225                       30824                           75377
10/31/03                   71959                       71563                       33487                           81467
11/30/03                   72828                       73477                       34579                           83308
12/31/03                   70378                       74279                       34734                           83708
1/31/04                    72670                       76732                       36558                           86010
2/29/04                    72986                       78019                       36502                           87025
3/31/04                    72472                       77870                       36673                           86956

1 The PBHG Growth Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial adviser. Investors considering the PBHG Growth Fund should have a long-term investment horizon. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objectives, risks, charges and expenses and should be read carefully and considered before investing. Michael S. Sutton, CFA and Peter J. Niedland, CFA began managing the Fund on November 13, 2003.
2 The PBHG Growth Fund-PBHG Class commenced operations on December 19, 1985.
3 The performance shown for the Advisor Class prior to its inception on August
  16, 1996, is based on the performance and expenses of the PBHG Class shares without the adjustments of the 0.25% service (12b-1) fee. If the service (12b-1) fee had been deducted, the performance of the Fund would have been lower. The Fund's Advisor Class shares and PBHG Class shares would have similar returns because both classes are invested in the same portfolio of securities. Therefore, the performance of the two share classes will differ only to the extent they have different expenses. Subsequent to August 16, 1996, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The average annual total return of the Advisor Class from its inception date to March 31, 2004 was (1.92)%. Advisor Class shares are only available to certain eligible investors. Please see the appropriate prospectus and statement of additional information for a more complete explanation.
4 The PBHG Growth Fund-Class A and C shares commenced operations on September
  30, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C, PBHG Class and Advisor Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months.
5 For more information on the Russell 2000(R) Growth Index and the Russell Mid
  Cap Growth(R) Index please see the PBHG Disclosure Notes on page 128. Effective July 2003, the Fund has changed its benchmark from the Russell 2000(R) Growth Index to the Russell Mid Cap Growth(R) Index to better reflect the manner in which the Fund invests.
6 The chart assumes $10,000 invested in the Lipper Mid-Cap Growth Funds Average at December 31, 1985. For more information on the Lipper Mid-Cap Growth Funds Average please see the PBHG Disclosure Notes on page 128.
7 For more information on the Investment Focus Style and Top Ten Holdings please see the PBHG Disclosure Notes on page 129.

SECTOR WEIGHTINGS AT MARCH 31, 2004

Pie chart omitted -- plot points as follows:]

Consumer Cyclical   23%
Financial            3%
Health Care         22%
Industrial           7%
Services            10%
Technology          35%


% of Total Portfolio Investments in Common Stock


TOP TEN COMMON STOCK HOLDINGS AT MARCH 31, 2004 7

Zebra Technologies, Cl A                          2.5%
Symantec                                          2.4%
Corporate Executive Board                         2.3%
New York Community Bancorp                        2.3%
Chico's FAS                                       2.2%
Broadcom, Cl A                                    2.1%
Coach                                             2.1%
Cognos                                            2.0%
Invitrogen                                        2.0%
Corinthian Colleges                               2.0%
------------------------------------------------------
% of Total Portfolio Investments in Common Stock 21.9%

            PBHG FUNDS


PBHG LARGE CAP 20 FUND
PORTFOLIO MANAGERS: Michael S. Sutton, CFA and Gregory P. Chodaczek*

Portfolio Profile
OBJECTIVE:  Long-term growth of capital.

INVESTS IN: Under normal market conditions, the Fund, a non-diversified fund, invests at least 80% of its assets in growth securities, such as common stocks, of no more than 20 large capitalization companies.

STRATEGY: The Fund's strategy is to invest in growth securities that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter expects to focus primarily on those growth securities whose market capitalizations are similar to the market capitalizations of the companies in the Russell 1000(R) Growth Index at the time of the fund's investment. The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. Investors should also note that Funds that invest in a limited number of securities may involve greater risk than more diversified funds, including a greater potential for volatility. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

Performance Discussion
    For the fiscal year ended March 31, 2004, PBHG Large Cap 20 Fund (PBHG Class) returned 33.22% at net asset value. Fund performance was ahead of the benchmark Russell 1000(R) Growth Index gain of 32.18%, but narrowly trailed the S&P 500 Index, which increased 35.12%. See standard performance for all share classes in the table on the following page. Investors should keep in mind that past performance is no guarantee of future results and the investment return of the Fund will fluctuate. Our results relative to the broad market, as measured by the S&P 500 Index, were dampened by the superior performance of companies exhibiting more value-style characteristics. This is best demonstrated by the fact that the large capitalization Russell 1000(R) Value Index outdistanced its growth counterpart by 8.64%, notching a 40.82% return. The Index's performance was driven primarily by strong returns from sectors like basic materials, financials, and industrials, areas to which we typically have no or lower than benchmark exposure, as they generally lack strong longer-term growth characteristics. Although past performance is no guarantee of future results and the investment returns of the Fund will fluctuate, and funds that invest in limited number of securities may involve greater risk than more diversified funds, including a greater potential for volatility. We believe the Fund's focus on high quality larger companies with strong prospects for growth will be beneficial to returns as the economic recovery progresses from its initial stages.
    Beginning in the second quarter of the fiscal year, we began to steadily increase our exposure to the technology sector. For the first time in over two years, we saw signs that growth prospects within the sector were improving. Encouraged by the improvements in business confidence and profitability, we traded several holdings that we believed had more limited growth prospects for companies in the technology sector. During this time, our results relative to the broad market, as measured by the S&P 500 Index, were driven by the outperformance of technology and the underperformance by our holdings in the biotechnology and defense sectors.
    As the economy began to show clearer signs of improvement, investors turned their attention to more cyclical stocks, such as smaller cap and technology companies. Unfortunately, the stocks in the technology sector that appreciated most did not meet our investment criteria. These included many high beta, low quality, low priced stocks of companies that were generally smaller and highly debt leveraged, many of which were turnaround stories. Since we focus on larger companies that we believe are high quality and thriving, we did not participate in some of the stellar price performance seen within the technology sector. Although smaller company stocks outperformed large company issues over the past year, several of our technology issues were still able to post strong gains and accounted for the Fund's outperformance relative to the benchmark in the final six months of 2003. However, in the final quarter of the fiscal year, the stock market could no longer sustain its upward momentum, weighed down by concerns over employment, rising oil prices and the geopolitical climate. This underscores one of the challenges we faced during the period, which was coming to terms with the volatility and rapid sector rotation that were characteristic of the short-term market dynamics.

Portfolio Discussion
    Over the past twelve months, the Fund's health care selections significantly outpaced that area within the benchmark. Our favorable stock selection within this sector included both strong performing stocks that the Fund held, as well as our ability to avoid owning several poor performers. In general, medical technology performed well for the past twelve months, as evidenced by Boston Scientific which develops, manufactures and markets minimally invasive medical devices, was the largest contributor to Fund performance over the past twelve months. Although on average, large capitalization pharmaceutical stocks performed poorly, our position in Teva Pharmaceuticals Industries, which is one of the largest generic pharmaceutical companies in the world, boosted fund performance. We believe Teva operates with great efficiency and is well positioned to take advantage of the growing trend toward generic drugs. One health care name that negatively impacted Fund performance was Forest Laboratories, which subsequently sold.
    The Fund's technology holdings performed in line with the benchmark, posting significant gains for the period due primarily to semiconductor stocks. Reflective of this, the largest contributor to the Fund's technology return was Intel. Another top performing technology stock was Cisco Systems, helped by strong demand for its internet-related networking equipment. Symantec was also an excellent performer. As the proliferation of computer viruses and SPAM emails continued at an alarming rate, the demand for more sophisticated anti-hacker programs, such as Symantec's, were needed. The services sector was another area that outperformed the benchmark, largely due to the contributions of Apollo Group and eBay. On the downside, our performance in the consumer cyclical sector lagged the benchmark for the period.
    During the period, Fund turnover was higher than normal. As the economic recovery appeared to near an inflection point, we adjusted the positioning of the portfolio towards what we considered accelerating growth opportunities showing signs of renewed momentum. Wal-Mart, First Data, Bank of America, Medtronic, Forest Laboratories and Lockheed Martin were all holdings that were sold because we found what we believed to be more compelling opportunities in Staples, Symantec, Network Associates, Yahoo, Applied Materials and Broadcom, companies that we believed were all demonstrating signs of stronger business momentum and faster growth.
    Going forward, we still believe that the prospects for technology and health care companies continue to look attractive due to their strong earnings potential amid the economic recovery. Despite their favorable contributions to the benchmark over the period, we continue to lack exposure to the basic materials, consumer non-cyclical, transportation, and utilities sectors, as we have found what we consider better opportunities in other industries with stronger growth characteristics.
    We anticipate that, in general, large cap stocks could perform better in the remainder of 2004, reversing the recent dominance by small caps. Larger multinational stocks tend to benefit more from a weaker dollar. Furthermore, studies show that in recent years large caps have tended to outperform small caps when payrolls were expanding. Job prospects brightened as the Labor Department announced that March saw the best monthly job gain in four years, far exceeding expectations. We believe we are seeing the beginning of a new economic cycle. As the cycle unfolds, we believe larger and higher quality issues are likely to drive returns. While there is no guarantee that historical patterns will repeat themselves, we are optimistic about the outlook for large cap growth stocks.

* Effective May 3, 2004.

                                                     PBHG FUNDS

                                                          PBHG LARGE CAP 20 FUND


           INVESTMENT FOCUS

                STYLE 7

    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |     X    |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N
Source: Pilgrim Baxter & Associates, Ltd.




                     AVERAGE ANNUAL TOTAL RETURN 1 AS OF MARCH 31, 2004
----------------------------------------------------------------------------------------------
                               One Year       Annualized      Annualized     Annualized
                                Return      3 Year Return   5 Year Return  Inception to Date
----------------------------------------------------------------------------------------------
  PBHG Class 2                   33.22%         (5.31)%        (3.11)%          10.52%
----------------------------------------------------------------------------------------------
  AdvisorClass 3                 32.83%         (5.52)%        (3.25)%          10.41%
----------------------------------------------------------------------------------------------
  Class A with load 4            25.21%         (7.47)%        (4.64)%           9.21%
----------------------------------------------------------------------------------------------
  Class A without load 4         32.81%         (5.62)%        (3.50)%          10.09%
----------------------------------------------------------------------------------------------
  Class C with load 4            30.88%         (6.31)%        (4.21)%           9.28%
----------------------------------------------------------------------------------------------
  Class C without load 4         31.88%         (6.31)%        (4.21)%           9.28%
----------------------------------------------------------------------------------------------

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
   THEIR ORIGINAL COST. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END,
           WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE
            BY CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM.


  COMPARISON OF CHANGE IN
   THE VALUE OF A $10,000
INVESTMENT IN THE PBHG LARGE
 CAP 20 FUND - PBHG CLASS
 VERSUS THE RUSSELL 1000(R)
GROWTH INDEX, S&P 500 INDEX
 AND THE LIPPER LARGE-CAP
  GROWTH FUNDS AVERAGE

[Line chart omitted -- plot points as follows:]

                        PBHG Large                    S&P 500                 Russell 1000(R)                Lipper Large-Cap
                        Cap 20 Fund                   Index 5                 Growth Index 5              Growth Funds Average 6
11/30/96                   10000                       10000                       10000                           10000
12/31/96                    9841                        9802                        9804                            9759
1/31/97                    10462                       10414                       10492                           10356
2/28/97                    10001                       10496                       10421                           10180
3/31/97                     9260                       10065                        9857                            9644
4/30/97                     9881                       10665                       10511                           10149
5/31/97                    10912                       11315                       11270                           10878
6/30/97                    11523                       11822                       11721                           11332
7/31/97                    12854                       12762                       12758                           12408
8/31/97                    12234                       12047                       12011                           11858
9/30/97                    12914                       12707                       12602                           12490
10/31/97                   12424                       12283                       12136                           12049
11/30/97                   12494                       12851                       12652                           12299
12/31/97                   13084                       13072                       12793                           12452
1/31/98                    13355                       13217                       13176                           12637
2/28/98                    15097                       14170                       14167                           13634
3/31/98                    15998                       14896                       14732                           14301
4/30/98                    16278                       15045                       14935                           14534
5/31/98                    15848                       14787                       14512                           14162
6/30/98                    17589                       15387                       15400                           15000
7/31/98                    17609                       15224                       15298                           14859
8/31/98                    14516                       13023                       13002                           12511
9/30/98                    16708                       13857                       14001                           13348
10/31/98                   17069                       14984                       15127                           14213
11/30/98                   18320                       15892                       16277                           15194
12/31/98                   21960                       16808                       17745                           16766
1/31/99                    23995                       17511                       18787                           17813
2/28/99                    22294                       16967                       17929                           17136
3/31/99                    24400                       17645                       18873                           18099
4/30/99                    23337                       18329                       18897                           18220
5/31/99                    22527                       17896                       18317                           17694
6/30/99                    24178                       18889                       19599                           18925
7/31/99                    23540                       18299                       18977                           18389
8/31/99                    24512                       18209                       19287                           18384
9/30/99                    25372                       17710                       18881                           18220
10/31/99                   28136                       18830                       20307                           19445
11/30/99                   33614                       19213                       21403                           20551
12/31/99                   44567                       20345                       23629                           23042
1/31/00                    43320                       19322                       22521                           22159
2/29/00                    51964                       18957                       23622                           23677
3/31/00                    53163                       20811                       25313                           24856
4/30/00                    47264                       20185                       24109                           23435
5/31/00                    41293                       19771                       22895                           22153
6/30/00                    49926                       20258                       24630                           23670
7/31/00                    49542                       19942                       23603                           23168
8/31/00                    56665                       21180                       25740                           25080
9/30/00                    51916                       20062                       23305                           23537
10/31/00                   46677                       19977                       22202                           22408
11/30/00                   35502                       18402                       18930                           19638
12/31/00                   34725                       18492                       18331                           19658
1/31/01                    35483                       19148                       19597                           20137
2/28/01                    29172                       17402                       16270                           17312
3/31/01                    24542                       16300                       14500                           15619
4/30/01                    27008                       17567                       16333                           17182
5/31/01                    26719                       17684                       16093                           17041
6/30/01                    25741                       17254                       15720                           16547
7/31/01                    24652                       17084                       15327                           15991
8/31/01                    22089                       16015                       14074                           14686
9/30/01                    20008                       14721                       12669                           13250
10/31/01                   21111                       15002                       13333                           13799
11/30/01                   22819                       16153                       14614                           15081
12/31/01                   22447                       16294                       14587                           15133
1/31/02                    20918                       16057                       14329                           14800
2/28/02                    20325                       15747                       13735                           14162
3/31/02                    20876                       16339                       14210                           14728
4/30/02                    20284                       15349                       13050                           13736
5/31/02                    19443                       15235                       12734                           13434
6/30/02                    18368                       14150                       11556                           12354
7/31/02                    16357                       13047                       10921                           11449
8/31/02                    16246                       13133                       10954                           11483
9/30/02                    15447                       11706                        9817                           10459
10/31/02                   16219                       12736                       10718                           11282
11/30/02                   16164                       13485                       11300                           11763
12/31/02                   15392                       12693                       10519                           10940
1/31/03                    15034                       12360                       10264                           10729
2/28/03                    15061                       12175                       10217                           10641
3/31/03                    15640                       12293                       10407                           10847
4/30/03                    16536                       13306                       11177                           11603
5/31/03                    17431                       14007                       11735                           12167
6/30/03                    17748                       14186                       11896                           12278
7/31/03                    18630                       14436                       12192                           12616
8/31/03                    19223                       14717                       12495                           12893
9/30/03                    18341                       14561                       12362                           12656
10/31/03                   20008                       15385                       13056                           13400
11/30/03                   20311                       15520                       13193                           13501
12/31/03                   20463                       16334                       13649                           13873
1/31/04                    21179                       16634                       13928                           14117
2/29/04                    20904                       16865                       14016                           14187
3/31/04                    20835                       16611                       13756                           14023

1 The PBHG Large Cap 20 Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial adviser. Investors considering the PBHG Large Cap 20 Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objectives, risks, charges and expenses and should be read carefully and considered before investing.
2 The PBHG Large Cap 20 Fund-PBHG Class commenced operations on November 29,
  1996.
3 The performance shown for the Advisor Class prior to its inception on December
  29, 2000, is based on the performance and expenses of the PBHG Class shares without the adjustments of the 0.25% service (12b-1) fee. If the service (12b-1) fee had been deducted, the performance of the Fund would have been lower. The Fund's Advisor Class shares and PBHG Class shares would have similar returns because both classes are invested in the same portfolio of securities. Therefore, the performance of the two share classes will differ only to the extent they have different expenses. Subsequent to December 29, 2000, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The average annual total return of the Advisor Class from its inception date to March 31, 2004 was (14.71)%. Advisor Class shares are only available to certain eligible investors. Please see the appropriate prospectus and statement of additional information for a more complete explanation.
4 The PBHG Large Cap 20 Fund-Class A and C shares commenced operations on
  September 30, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C, PBHG Class and Advisor Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months.
5 For more information on the Russell 1000(R) Growth Index and the S&P 500 Index please see the PBHG Disclosure Notes on page 128. Effective July 2003, the Fund has changed its benchmark from the S&P 500 Index to the Russell 1000(R) Growth Index to better reflect the manner in which the Fund invests.
6 The chart assumes $10,000 invested in the Lipper Large-Cap Growth Funds
  Average at November 30, 1996. For more information on the Lipper Large-Cap Growth Funds Average please see the PBHG Disclosure Notes on page 128.
7 For more information on the Investment Focus Style and Top Ten Holdings please see the PBHG Disclosure Notes on page 129.


SECTOR WEIGHTINGS AT MARCH 31, 2004

[Pie chart omitted -- plot points as follows:]

Consumer Cyclical   13%
Financial            4%
Health Care         15%
Services            10%
Technology          58%

% of Total Portfolio Investments in Common Stock


TOP TEN COMMON STOCK HOLDINGS AT MARCH 31, 2004 7

Symantec                                          7.3%
Bed, Bath & Beyond                                6.8%
Yahoo                                             6.6%
Cisco Systems                                     6.3%
Broadcom, Cl A                                    5.8%
Boston Scientific                                 5.8%
Apollo Group, Cl A                                5.6%
Xilinx                                            5.2%
Teva Pharmaceutical Industries-ADR                5.2%
Intel                                             5.0%
------------------------------------------------------
% of Total Portfolio Investments in Common Stock 59.6%

 PBHG FUNDS


PBHG LARGE CAP GROWTH FUND
PORTFOLIO MANAGERS: Michael S. Sutton, CFA and Gregory P. Chodaczek*

Portfolio Profile

OBJECTIVE:  Long-term growth of capital.

INVESTS IN: Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of large capitalization companies.

STRATEGY: The Fund's strategy is to invest in growth securities that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter expects to focus primarily on those growth securities whose market capitalizations are similar to the market capitalizations of the companies in the Russell 1000(R) Growth Index at the time of the Fund's investment. The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

Performance Discussion
  For the fiscal year ended March 31, 2004, PBHG Large Cap Growth Fund (PBHG Class) returned 31.13% at net asset value. Fund performance narrowly trailed the benchmark Russell 1000(R) Growth Index gain of 32.18%, and the S&P 500 Index, which increased 35.12%. See standard performance for all shares classes in the table on the following page. Investors should keep in mind that past performance is no guarantee of future results and the investment return of the Fund will fluctuate. Our results relative to the broad market, as measured by the S&P 500 Index, were dampened by the superior performance of companies exhibiting more value-style characteristics. This is best demonstrated by the fact that the large capitalization Russell 1000(R) Value Index outdistanced its growth counterpart by 8.64%, notching a 40.82% return. The Index's performance was driven primarily by strong returns from sectors like basic materials, financials, and industrials, areas to which we typically have no or lower than benchmark exposure, as they generally lack strong longer-term growth characteristics. Although past performance is no guarantee of future results and the investment returns of the Fund will flucuate, we believe the Fund's focus on high quality larger companies with strong prospects for growth will be beneficial to returns as the economic recovery progresses from its initial stages.
  For the first quarter of the fiscal year, the threat of deflation weighed on the market as the 10-year Treasury bond rallied significantly and the yield dropped from 4.01% on April 7, 2003, to 3.17% on June 16, 2003. The decrease in yields helped to support the stock market as the relative attractiveness of bonds decreased versus equities. Although the focus was on business spending to relieve consumers, whose strong spending had been fueled by savings from mortgage refinancings. Businesses remained cautious due to the lack of forward visibility amid an uncertain economic and geopolitical environment.
  Beginning in the second quarter of the fiscal year, we began to steadily increase our exposure to the technology sector. For the first time in over two years, we saw signs that growth prospects within the sector were improving. Encouraged by the improvements in business confidence and profitability, we traded several holdings that we believed had more limited growth prospects for companies in the technology sector. During this time, our results relative to the broad market, as measured by the S&P 500 Index, were driven by the outperformance of technology and the underperformance by our holdings in the biotechnology and defense sectors.
  As the economy began to show clearer signs of improvement, investors turned their attention to more cyclical stocks, such as smaller cap and technology companies. Unfortunately, the stocks in the technology sector that appreciated most did not meet our investment criteria. These included many high beta, low quality, low priced stocks of companies that were generally smaller and highly debt leveraged, many of which were turnaround stories. Since we focus on larger companies that we believe are high quality and thriving, we did not participate in some of the stellar price performance seen within the technology sector. Although smaller company stocks outperformed large company issues over the past year, several of our technology issues were still able to post strong gains and accounted for the Fund's outperformance relative to the benchmark in the final six months of 2003. However, in the final quarter of the fiscal year, the stock market could no longer sustain its upward momentum, weighed down by concerns over employment, rising oil prices and the geopolitical climate. This underscores one of the challenges we faced during the period, which was coming to terms with the volatility and rapid sector rotation that were characteristic of the short-term market dynamics.

Portfolio Discussion
  Over the past twelve months, we continued to overweight health care, with significant holdings in the biotechnology and medical technology areas. On an overall basis, the Fund's health care selections significantly outpaced that area within the benchmark. Our favorable stock selection within this sector included both strong performing stocks that the Fund held, as well as our ability to avoid owning several poor performers. In general, medical technology performed well for the past twelve months. Boston Scientific, which develops, manufactures and markets minimally invasive medical devices, was the largest contributor to Fund performance over the past twelve months. Another stock that performed well was Gilead Sciences, which discovers, develops and commercializes therapeutics for patients with life-threatening infectious diseases. One healthcare holding that performed poorly was Forest Laboratories and was subsequently sold during the period.
  The Fund's technology holdings performed in line with the benchmark, posting significant gains for the period due primarily to semiconductor stocks. Reflective of this, the largest contributor to the Fund's technology return was Intel. Another top performing technology stock was Cisco Systems, helped by strong demand for its internet-related networking equipment. Symantec was also an excellent performer. As the proliferation of computer viruses and SPAM emails continued at an alarming rate, the demand for more sophisticated anti-hacker programs, such as Symantec's, were needed. The services sector was another area that outperformed the benchmark, largely due to the contributions of Apollo Group and eBay. On the negative side, the financial sector detracted from returns due to the Fund's underweight position relative to the index.
  Going forward, we still believe that the prospects for technology and health care companies continue to look attractive due to their strong earnings potential amid the economic recovery. Despite their favorable contributions to the benchmark over the period, we continue to lack exposure to the basic materials, consumer non-cyclical, transportation, and utilities sectors, as we have found what we consider better opportunities in other industries with stronger growth characteristics.
  We anticipate that, in general, large cap stocks could perform better in the remainder of 2004, reversing the recent dominance by small caps. Larger multinational stocks tend to benefit more from a weaker dollar. Furthermore, studies show that in recent years large caps have tended to outperform small caps when payrolls were expanding. Job prospects brightened as the Labor Department announced that March saw the best monthly job gain in four years, far exceeding expectations. We believe we are seeing the beginning of a new economic cycle. As the cycle unfolds, we believe larger and higher quality issues are likely to drive returns. While there is no guarantee that historical patterns will repeat themselves, we are optimistic about the outlook for large cap growth stocks.
  Underlying economic growth has been steadily building strength and despite rising energy prices, inflation still remains low. Business optimism, profitability and earnings visibility have all improved, helped by the rising stock market. Election years also tend to work in the market's favor and we believe President Bush's foot will remain on the economic accelerator. Even with March's surprising employment gains, we believe the Federal Reserve will refrain from monetary tightening for some time to come, possibly until fall or the end of the year. In our view, this combination of low interest rates, improving company fundamentals and strong economic growth should keep stocks positive, although macroeconomic and geopolitical concerns may suppress the overall recovery somewhat. Once the weight of geopolitical issues subsides, the market could receive a boost from the growing stream of positive economic data.

* Effective May 3, 2004.

                                                  PBHG FUNDS

                                                      PBHG LARGE CAP GROWTH FUND


           INVESTMENT FOCUS

                STYLE 7

    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |     X    |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N
Source: Pilgrim Baxter & Associates, Ltd.



                          AVERAGE ANNUAL TOTAL RETURN 1 AS OF MARCH 31, 2004
----------------------------------------------------------------------------------------------
                               One Year       Annualized     Annualized       Annualized
                                Return      3 Year Return  5 Year Return   Inception to Date
----------------------------------------------------------------------------------------------
  PBHG Class 2                   31.13%         (4.73)%         1.73%           12.96%
----------------------------------------------------------------------------------------------
  Advisor Class 3                30.76%         (4.98)%         1.56%           12.86%
----------------------------------------------------------------------------------------------
  Class A with load 4            23.25%         (6.85)%         0.24%           11.98%
----------------------------------------------------------------------------------------------
  Class A without load 4         30.79%         (4.99)%         1.44%           12.72%
----------------------------------------------------------------------------------------------
  Class C with load 4            28.80%         (5.70)%         0.68%           11.87%
----------------------------------------------------------------------------------------------
  Class C without load 4         29.80%         (5.70)%         0.68%           11.87%
----------------------------------------------------------------------------------------------

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
   THEIR ORIGINAL COST. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END,
           WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE
            BY CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM.


 COMPARISON OF CHANGE IN THE
VALUE OF A $10,000 INVESTMENT
    IN THE PBHG LARGE CAP
  GROWTH FUND - PBHG CLASS
 VERSUS THE RUSSELL 1000(R)
GROWTH INDEX, S&P 500 INDEX
  AND THE LIPPER LARGE-CAP
    GROWTH FUNDS AVERAGE

[Line chart omitted -- plot points as follows:]


                        PBHG Large                    S&P 500                 Russell 1000(R)                Lipper Large-Cap
                      Cap Growth Fund                 Index 5                 Growth Index 5               Growth Funds Average 6
4/5/95                     10000                       10000                       10000                           10000
4/30/95                    10000                       10189                       10000                           10000
5/31/95                    10070                       10596                       10349                           10322
6/30/95                    10920                       10842                       10748                           10857
7/31/95                    11740                       11202                       11195                           11420
8/31/95                    12310                       11230                       11207                           11484
9/30/95                    13160                       11704                       11724                           11892
10/31/95                   13510                       11662                       11732                           11816
11/30/95                   13720                       12174                       12188                           12204
12/31/95                   13383                       12408                       12258                           12125
1/31/96                    14146                       12831                       12668                           12426
2/29/96                    14827                       12950                       12899                           12754
3/31/96                    14992                       13074                       12916                           12776
4/30/96                    15880                       13267                       13256                           13182
5/31/96                    16509                       13609                       13719                           13560
6/30/96                    16158                       13661                       13738                           13424
7/31/96                    15023                       13058                       12933                           12595
8/31/96                    15601                       13333                       13267                           13021
9/30/96                    16870                       14083                       14233                           13920
10/31/96                   16365                       14472                       14318                           14000
11/30/96                   16994                       15566                       15393                           14859
12/31/96                   16514                       15257                       15092                           14501
1/31/97                    17247                       16211                       16151                           15389
2/28/97                    16504                       16338                       16041                           15127
3/31/97                    14727                       15666                       15173                           14330
4/30/97                    15626                       16602                       16181                           15081
5/31/97                    17330                       17612                       17348                           16163
6/30/97                    18197                       18401                       18043                           16839
7/31/97                    19860                       19866                       19638                           18437
8/31/97                    18941                       18753                       18489                           17620
9/30/97                    20139                       19780                       19399                           18559
10/31/97                   19282                       19119                       18682                           17904
11/30/97                   19365                       20004                       19475                           18275
12/31/97                   20206                       20348                       19693                           18503
1/31/98                    19893                       20573                       20282                           18777
2/28/98                    22450                       22057                       21808                           20259
3/31/98                    23681                       23186                       22677                           21249
4/30/98                    23817                       23419                       22991                           21596
5/31/98                    23160                       23017                       22338                           21043
6/30/98                    24861                       23952                       23707                           22289
7/31/98                    24621                       23697                       23550                           22079
8/31/98                    19945                       20271                       20015                           18591
9/30/98                    21458                       21569                       21553                           19834
10/31/98                   21573                       23324                       23285                           21120
11/30/98                   22993                       24737                       25056                           22577
12/31/98                   26353                       26163                       27316                           24914
1/31/99                    27213                       27257                       28920                           26468
2/28/99                    25671                       26410                       27599                           25462
3/31/99                    27447                       27466                       29052                           26893
4/30/99                    27157                       28530                       29089                           27074
5/31/99                    26029                       27856                       28196                           26291
6/30/99                    27950                       29402                       30170                           28121
7/31/99                    26933                       28484                       29212                           27325
8/31/99                    27135                       28343                       29689                           27317
9/30/99                    27593                       27566                       29065                           27074
10/31/99                   30363                       29311                       31260                           28893
11/30/99                   34284                       29907                       32947                           30537
12/31/99                   44025                       31668                       36373                           34238
1/31/00                    44792                       30077                       34668                           32927
2/29/00                    56129                       29508                       36363                           35183
3/31/00                    54509                       32394                       38966                           36935
4/30/00                    48628                       31420                       37112                           34822
5/31/00                    44409                       30775                       35243                           32917
6/30/00                    52833                       31534                       37914                           35172
7/31/00                    52876                       31041                       36333                           34426
8/31/00                    59709                       32969                       39623                           37267
9/30/00                    56882                       31228                       35875                           34975
10/31/00                   51355                       31096                       34177                           33296
11/30/00                   42661                       28645                       29139                           29181
12/31/00                   43945                       28785                       28217                           29210
1/31/01                    44051                       29806                       30167                           29922
2/28/01                    39143                       27088                       25045                           25724
3/31/01                    34584                       25372                       22320                           23208
4/30/01                    37499                       27344                       25143                           25532
5/31/01                    37438                       27527                       24773                           25322
6/30/01                    36638                       26857                       24199                           24588
7/31/01                    35264                       26593                       23594                           23762
8/31/01                    32364                       24928                       21665                           21823
9/30/01                    28664                       22915                       19502                           19689
10/31/01                   29872                       23352                       20525                           20504
11/30/01                   31835                       25143                       22497                           22408
12/31/01                   31413                       25363                       22454                           22487
1/31/02                    30129                       24993                       22058                           21992
2/28/02                    28589                       24511                       21142                           21044
3/31/02                    29706                       25433                       21874                           21884
4/30/02                    28724                       23891                       20088                           20411
5/31/02                    27939                       23715                       19602                           19962
6/30/02                    26233                       22026                       17789                           18357
7/31/02                    23741                       20309                       16811                           17012
8/31/02                    23741                       20442                       16861                           17063
9/30/02                    22533                       18221                       15112                           15541
10/31/02                   23620                       19824                       16499                           16764
11/30/02                   23710                       20991                       17395                           17480
12/31/02                   22366                       19758                       16193                           16256
1/31/03                    22110                       19240                       15800                           15942
2/28/03                    22019                       18951                       15728                           15811
3/31/03                    22804                       19136                       16020                           16118
4/30/03                    23846                       20712                       17205                           17242
5/31/03                    25160                       21803                       18063                           18080
6/30/03                    25477                       22082                       18312                           18244
7/31/03                    26353                       22471                       18768                           18746
8/31/03                    26957                       22909                       19235                           19158
9/30/03                    26308                       22665                       19029                           18806
10/31/03                   28241                       23948                       20098                           19912
11/30/03                   28649                       24158                       20308                           20061
12/31/03                   29132                       25425                       21010                           20615
1/31/04                    30204                       25892                       21439                           20977
2/29/04                    30144                       26252                       21576                           21080
3/31/04                    29902                       25856                       21175                           20838

1 The PBHG Large Cap Growth Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial adviser. The returns shown reflect past fee waiver and /or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance would have been lower. Investors considering the PBHG Large Cap Growth Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objectives, risks, charges and expenses and should be read carefully and considered before investing.
2 The PBHG Large Cap Growth Fund-PBHG Class commenced operations on April 5,
  1995.
3 The performance shown for the Advisor Class prior to its inception on December
  29, 2000, is based on the performance and expenses of the PBHG Class shares without the adjustments of the 0.25% service (12b-1) fee. If the service (12b-1) fee had been deducted, the performance of the Fund would have been lower. The Fund's Advisor Class shares and PBHG Class shares would have similar returns because both classes are invested in the same portfolio of securities. Therefore, the performance of the two share classes will differ only to the extent they have different expenses. Subsequent to December 29, 2000, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The average annual total return of the Advisor Class from its inception date to March 31, 2004 was (11.38)%. Advisor Class shares are only available to certain eligible investors. Please see the appropriate prospectus and statement of additional information for a more complete explanation.
4 The PBHG Large Cap Growth Fund-Class A and C shares commenced operations on
  July 31, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C, PBHG Class and Advisor Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months.
5 For more information on the Russell 1000(R) Growth Index and the S&P 500 Index please see the PBHG Disclosure Notes on page 128. Effective July 2003, the Fund has changed its benchmark from the S&P 500 Index to the Russell 1000(R) Growth Index to better reflect the manner in which the Fund invests.
6 The chart assumes $10,000 invested in the Lipper Large-Cap Growth Funds
  Average at April 30, 1995. For more information on the Lipper Large-Cap Growth Funds Average please see the PBHG Disclosure Notes on page 128.
7 For more information on the Investment Focus Style and Top Ten Holdings please see the PBHG Disclosure Notes on page 129.


SECTOR WEIGHTINGS AT MARCH 31, 2004

[Pie chart omitted -- plot points as follows:]

Consumer Cyclical        16%
Consumer Non-Cyclical     5%
Energy                    1%
Financial                 7%
Health Care              22%
Industrial                4%
Services                  5%
Technology               40%

TOP TEN COMMON STOCK HOLDINGS AT MARCH 31, 2004 7

Cisco Systems                                      3.1%
Boston Scientific                                  3.0%
Apollo Group, Cl A                                 2.8%
Symantec                                           2.7%
Intel                                              2.6%
Teva Pharmaceutical Industries-ADR                 2.5%
Microsoft                                          2.5%
Yahoo                                              2.4%
Bed, Bath & Beyond                                 2.4%
Nextel Communications, Cl A                        2.3%
--------------------------------------------------------
% of Total Portfolio Investments in Common Stock  26.3%

      PBHG FUNDS

PBHG SELECT GROWTH FUND
PORTFOLIO MANAGERS: Michael S. Sutton, CFA and Gregory P. Chodaczek

Portfolio Profile

OBJECTIVE:  Long-term growth of capital

INVESTS IN: Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of no more than 30 small, medium or large capitalization companies.

STRATEGY: The Fund's strategy is to invest in growth securities that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. Investors should also note that securities of small and medium companies involve greater risk and price volatility than larger, more established companies. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

Performance Discussion
    For the fiscal year ended March 31, 2004, PBHG Select Growth Fund (PBHG Class) returned 33.10% at net asset value. Fund performance narrowly trailed the benchmark Russell 3000(R) Growth Index gain of 34.15%, and the S&P 500 Index, which increased 35.12%. See standard performance for all share classes in the table on the following page. Investors should keep in mind that past performance is no guarantee of future results and the investment return of the Fund will fluctuate. Our results relative to the broad market, as measured by the S&P 500 Index, were dampened by the strong performance of companies exhibiting more value-style characteristics. This is best demonstrated by the fact that the large capitalization Russell 1000(R) Value Index outdistanced its growth counterpart by 8.64%, notching a 40.86% return. The Index's performance was driven primarily by strong returns from sectors like basic materials, financials, and industrials, areas to which we typically have no or lower than benchmark exposure, as they generally lack strong longer-term growth characteristics. Although past performance is no guarantee of future results and the investment returns of the Fund will fluctuate, we believe the Fund's investment approach, which focuses on what we believe are promising growth companies across the market capitalization spectrum, can produce competitive returns over full market cycles.
    Beginning in the second quarter of the fiscal year, we began to steadily increase our exposure to the technology sector. For the first time in over two years, we saw signs that growth prospects within the sector were improving. Encouraged by the improvements in business confidence and profitability, we traded several holdings that we believed had more limited growth prospects for companies in the technology sector. During this time, our results relative to the broad market, as measured by the S&P 500 Index, were driven by the outperformance of technology and the underperformance by our holdings in the biotechnology and defense sectors.
    As the economy began to show clearer signs of improvement, investors turned their attention to more cyclical stocks, such as smaller cap and technology companies. Unfortunately, the stocks in the technology sector that appreciated most did not meet our investment criteria. These included many high beta, low quality, low priced stocks of companies that were generally smaller and highly debt leveraged, many of which were turnaround stories. Since we focus on companies that we believe are high quality and thriving, we did not participate in some of the stellar price performance seen within the technology sector. Although smaller company stocks outperformed large company issues over the past year, several of our technology issues were still able to post strong gains and accounted for the Fund's outperformance relative to the benchmark in the final six months of 2003. However, in the final quarter of the fiscal year, the stock market could no longer sustain its upward momentum, weighed down by concerns over employment, rising oil prices and the geopolitical climate. This underscores one of the challenges we faced during the period, which was coming to terms with the volatility and rapid sector rotation that were characteristic of the short-term market dynamics.

Portfolio Discussion
    Over the past twelve months, we continued to overweight health care, with significant holdings in the biotechnology and medical technology areas. On an overall basis, the Fund's health care selections significantly outpaced that area within the benchmark. Our favorable stock selection within this sector included both strong performing stocks that the Fund held, as well as our ability to avoid owning several poor performers. In general, medical technology performed well for the past twelve months, while large capitalization pharmaceutical stocks, on average, performed poorly. Medicines and Gilead Sciences were two of our best performing biotechnology stocks in the Fund. Gilead Sciences discovers, develops and commercializes therapeutics for patients with life-threatening infectious diseases and has continued to gain market share for its antiretroviral agent. Medicines has seen the growth of its anticoagulant Angiomax(R) continue to soar for use in patients undergoing coronary angioplasty procedures. The poor performance of the large cap pharmaceutical sector was due to slowing growth of new blockbuster drugs, patent expirations, and the ongoing talk of government drug pricing and reimportation. For the past twelve months, the Fund did not own any large cap pharmaceutical companies.
    The Fund's technology holdings performed in line with the benchmark, posting significant gains for the period due primarily to semiconductor stocks. Reflective of this, three of the Fund's best performing stocks were semiconductor related, including Power Intergrations, Omnivision Technologies and Intel. Another top performing technology stock was Juniper Networks, as demand for Juniper's internet-related networking equipment continued to outpace analysts' expectations. Two holdings that performaned poorly in the technology sector were Foundry Networks and QLogic. Both suffered from the weaker than expected earnings and were eliminated from the fund. One name in the consumer cyclical sector that again performed extremely well was Coach. Helped by its strong brand recognition and new products, Coach has been riding the wave of economic recovery to the chorus of record-breaking revenues and earnings. For the past twelve months, Coach was the largest contributor to Fund performance. On the negative side, the financial sector detracted from returns due to the Fund's lack of exposure to this area.
    Going forward, we still believe that the prospects for technology and health care companies continue to look attractive due to their strong earnings potential amid the economic recovery. Despite their favorable contributions to the benchmark over the period, we continue to lack exposure to the basic materials, consumer non-cyclical, transportation, and utilities sectors, as we have found what we consider better opportunities in other industries with stronger growth characteristics.
    In our opinion, in general, large cap stocks could perform better in the remainder of 2004, reversing the recent dominance by small caps. We believe larger multinational stocks tend to benefit more from a weaker dollar. Furthermore, studies show that in recent years large caps have tended to outperform small caps when payrolls were expanding. Job prospects brightened as the Labor Department announced that March saw the best monthly job gain in four years, far exceeding expectations. We believe we are seeing the beginning of a new economic cycle. As the cycle unfolds, we believe larger and higher quality issues are likely to drive returns. While there is no guarantee that historical patterns will repeat themselves, we are optimistic about the outlook for large cap growth stocks.

                                                    PBHG FUNDS

                                                         PBHG SELECT GROWTH FUND


            INVESTMENT FOCUS

               STYLE 6

    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |    X     |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N
Source: Pilgrim Baxter & Associates, Ltd.


                AVERAGE ANNUAL TOTAL RETURN 1 AS OF MARCH 31, 2004
----------------------------------------------------------------------------------------
                                 One          Annualized     Annualized     Annualized
                                 Year           3 Year         5 Year        Inception
                                Return          Return         Return         to Date
----------------------------------------------------------------------------------------
  PBHG Class 2                   33.10%          (7.69)%        (0.83)%       11.09%
----------------------------------------------------------------------------------------
  Class A with load 3            25.10%          (9.76)%        (2.38)%        9.96%
----------------------------------------------------------------------------------------
  Class A without load 3         32.73%          (7.96)%        (1.22)%       10.68%
----------------------------------------------------------------------------------------
  Class C with load 3            30.73%          (8.65)%        (1.96)%        9.85%
----------------------------------------------------------------------------------------
  Class C without load 3         31.73%          (8.65)%        (1.96)%        9.85%
----------------------------------------------------------------------------------------

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
   THEIR ORIGINAL COST. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END,
           WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE
            BY CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM.


COMPARISON OF CHANGE IN
 THE VALUE OF A $10,000
 INVESTMENT IN THE PBHG
   SELECT GROWTH FUND -
   PBHG CLASS VERSUS THE
RUSSELL 3000(R) GROWTH INDEX,
 THE S&P 500 INDEX AND THE
  LIPPER MULTI-CAP GROWTH
      FUNDS AVERAGE

[Line chart omitted -- plot points as follows:]


                        PBHG Select               Russell 3000(R)                 S&P 500                    Lipper Multi-Cap
                        Growth Fund               Growth Index 4                  Index 4                  Growth Funds Average 5
4/5/95                     10000                       10000                       10000                           10000
4/30/95                    10210                       10000                       10189                           10000
5/31/95                    10620                       10328                       10596                           10267
6/30/95                    11930                       10756                       10842                           10981
7/31/95                    13680                       11243                       11202                           11773
8/31/95                    14240                       11268                       11230                           11911
9/30/95                    14850                       11757                       11704                           12279
10/31/95                   15300                       11705                       11662                           12045
11/30/95                   15690                       12166                       12174                           12473
12/31/95                   15836                       12255                       12409                           12480
1/31/96                    16184                       12614                       12831                           12619
2/29/96                    17382                       12878                       12950                           13090
3/31/96                    17690                       12918                       13075                           13183
4/30/96                    19206                       13324                       13267                           13937
5/31/96                    20804                       13813                       13609                           14461
6/30/96                    20015                       13733                       13661                           13985
7/31/96                    18059                       12838                       13058                           12812
8/31/96                    19257                       13230                       13333                           13441
9/30/96                    21562                       14164                       14084                           14441
10/31/96                   20322                       14179                       14472                           14304
11/30/96                   20793                       15179                       15566                           15013
12/31/96                   20269                       14937                       15258                           14772
1/31/97                    20765                       15919                       16211                           15593
2/28/97                    18324                       15731                       16338                           14879
3/31/97                    16461                       14857                       15667                           13994
4/30/97                    16927                       15743                       16602                           14331
5/31/97                    19203                       16978                       17613                           15745
6/30/97                    19979                       17649                       18402                           16358
7/31/97                    21852                       19147                       19866                           17985
8/31/97                    20765                       18184                       18753                           17629
9/30/97                    22804                       19136                       19780                           18819
10/31/97                   21231                       18382                       19120                           17993
11/30/97                   20600                       19037                       20005                           17959
12/31/97                   21655                       19230                       20348                           18076
1/31/98                    21221                       19725                       20573                           18142
2/28/98                    23383                       21232                       22057                           19714
3/31/98                    24987                       22083                       23187                           20717
4/30/98                    24935                       22372                       23420                           20955
5/31/98                    23476                       21645                       23017                           20056
6/30/98                    26466                       22872                       23952                           21250
7/31/98                    24325                       22565                       23697                           20680
8/31/98                    19596                       19029                       20271                           16925
9/30/98                    21490                       20526                       21570                           18448
10/31/98                   20196                       22130                       23324                           19346
11/30/98                   21707                       23816                       24738                           20964
12/31/98                   25773                       25964                       26163                           23716
1/31/99                    26115                       27462                       27257                           25436
2/28/99                    23745                       26115                       26410                           23912
3/31/99                    26829                       27459                       27467                           25610
4/30/99                    25897                       27659                       28531                           26137
5/31/99                    24790                       26875                       27857                           25531
6/30/99                    26942                       28722                       29403                           27481
7/31/99                    26363                       27811                       28485                           26959
8/31/99                    28318                       28157                       28344                           27137
9/30/99                    29157                       27642                       27567                           27303
10/31/99                   35023                       29633                       29311                           29372
11/30/99                   44490                       31333                       29907                           32169
12/31/99                   67241                       34746                       31668                           37679
1/31/00                    70543                       33210                       30077                           36564
2/29/00                   101120                       35285                       29508                           42516
3/31/00                    91437                       37281                       32395                           42627
4/30/00                    71213                       35363                       31420                           38871
5/31/00                    63034                       33492                       30776                           36259
6/30/00                    86290                       36149                       31534                           40095
7/31/00                    83575                       34531                       31041                           39077
8/31/00                    97524                       37691                       32969                           43438
9/30/00                    89239                       34239                       31229                           41101
10/31/00                   77124                       32538                       31097                           38298
11/30/00                   51729                       27668                       28645                           31963
12/31/00                   50732                       26957                       28785                           32593
1/31/01                    52922                       28842                       29807                           33561
2/28/01                    40987                       24012                       27089                           28282
3/31/01                    32706                       21430                       25373                           25112
4/30/01                    37677                       24134                       27344                           28153
5/31/01                    37369                       23846                       27528                           27910
6/30/01                    37246                       23387                       26858                           27475
7/31/01                    33887                       22704                       26593                           26132
8/31/01                    30072                       20876                       24928                           23960
9/30/01                    25815                       18706                       22915                           20838
10/31/01                   27341                       19738                       23352                           22111
11/30/01                   30220                       21618                       25144                           24291
12/31/01                   30011                       21667                       25364                           24709
1/31/02                    28510                       21257                       24994                           24052
2/28/02                    26639                       20342                       24512                           22707
3/31/02                    27981                       21116                       25434                           23904
4/30/02                    26492                       19480                       23892                           22577
5/31/02                    25286                       18959                       23716                           21966
6/30/02                    23243                       17216                       22026                           20052
7/31/02                    21078                       16152                       20309                           18274
8/31/02                    20401                       16197                       20443                           18208
9/30/02                    19195                       14549                       18221                           16799
10/31/02                   20598                       15845                       19825                           18038
11/30/02                   21312                       16749                       20992                           19128
12/31/02                   19823                       15592                       19758                           17705
1/31/03                    18937                       15211                       19240                           17482
2/28/03                    18986                       15120                       18952                           17307
3/31/03                    19331                       15398                       19136                           17589
4/30/03                    20672                       16556                       20712                           18903
5/31/03                    22161                       17449                       21803                           20234
6/30/03                    22087                       17696                       22082                           20541
7/31/03                    23379                       18198                       22472                           21248
8/31/03                    24868                       18689                       22909                           22030
9/30/03                    23908                       18468                       22666                           21554
10/31/03                   25963                       19546                       23948                           23108
11/30/03                   26529                       19783                       24159                           23482
12/31/03                   25815                       20422                       25426                           23882
1/31/04                    26418                       20888                       25893                           24471
2/29/04                    26037                       21008                       26252                           24655
3/31/04                    25729                       20656                       25856                           24529

1 The PBHG Select Growth Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial adviser. The returns shown reflect past fee waiver and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance would have been lower. Investors considering the PBHG Select Growth Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objectives, risks, charges and expenses and should be read carefully and considered before investing. Prior to April 1, 2003 the PBHG Select Growth Fund was named the PBHG Select Equity Fund.
2 The PBHG Select Growth Fund-PBHG Class commenced operations on April 5, 1995. 3 The PBHG Select Growth Fund-Class A and C shares commenced operations on
  September 30, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C and PBHG Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months.
4 For more information on the Russell 3000(R) Growth Index and S&P 500 Index please see the PBHG Disclosure Notes on page 128. Effective July 2003, the Fund has changed its benchmark from the S&P 500 Index to the Russell 3000(R) Growth Index to better reflect the manner in which the Fund invests.
5 The chart assumes $10,000 invested in the Lipper Multi-Cap Growth Funds
  Average at April 30, 1995. For more information on the Lipper Multi-Cap Growth Funds Average please see the PBHG Disclosure Notes on page 128.
6 For more information on the Investment Focus Style and Top Ten Holdings please see the PBHG Disclosure Notes on page 129.


SECTOR WEIGHTINGS AT MARCH 31, 2004

[Pie chart omitted -- plot points as follows:]

Consumer Cyclical   15%
Health Care         30%
Services            11%
Technology          44%


% of Total Portfolio Investments in Common Stock

TOP TEN COMMON STOCK HOLDINGS AT MARCH 31, 2004 6

Juniper Networks                                    5.1%
CDW                                                 4.8%
Coach                                               4.8%
Yahoo                                               4.7%
Medicines                                           4.5%
Jabil Circuit                                       4.4%
Gilead Sciences                                     4.3%
Omnivision Technologies                             4.3%
Neurocrine Biosciences                              4.2%
Martek Biosciences                                  4.2%
--------------------------------------------------------
% of  Total Portfolio Investments in Common Stock  45.3%

            PBHG FUNDS


PBHG STRATEGIC SMALL COMPANY FUND

PORTFOLIO MANAGERS: James M. Smith, CFA and Jerome J. Heppelmann, CFA

Portfolio Profile

OBJECTIVE:  Growth of capital

INVESTS IN: Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, of small sized companies.

STRATEGY: The Fund's strategy is to invest in equity securities Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential or have sustainable long-term growth prospects but are currently tading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. The Fund expects to focus primarily on those companies with market capitalizations similar to the market capitalizations in the Russell 2000(R) Index at the time of the Fund's investment. Pilgrim Baxter may from time to time strategically adjust the mix of equity securities in the Fund, depending upon economic and market conditions. Investors should also note that securities of small and medium sized companies involve greater risk and price volatility than larger, more established companies. The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals, or to invest in a company with more attractive long-term growth potential.

Performance
    PBHG Strategic Small Company Fund (PBHG Class) posted a net asset value return of 56.88% for the fiscal year ended March 31, 2004 slightly trailing the return of the Fund's benchmark, the Russell 2000(R) Index, which rose by 63.83%. See standard performance for all share classes in the table on the following page. Please keep in mind that past performance is no guarantee of future results and the investment returns of the Fund will fluctuate. Separating the results into the Fund's two components, the growth segment rose by 62.10% and the blend portion gained 57.50%.
    The Fund is structured to combine strong growth potential during favorable market environments, with some downside protection contributed by the portfolio's more blend oriented component. The Adviser periodically reviews the allocation between the two styles, which is affected by changing market dynamics and asset flows into and out of the Fund. Due in part to the relatively similar gains enjoyed by both styles during the year, no action was taken to rebalance between styles. As of March 31, 2004, the Fund had 55% of its equity assets invested in growth and 45% in blend.

Portfolio Discussion - Growth
    The long awaited recovery in share prices for small capitalization growth equities began in earnest around the beginning of the Fund's fiscal year. The call for patience, which seemed like a very tired appeal during the three year bear market that saw the NASDAQ Composite Index lose 78% of its value, was finally rewarded this past 12 months. Despite the myriad of war and terror related uncertainties, the impact of low interest rates was again proven in a powerful productivity driven economic rebound. As history shows, the early to intermediate stages of a recovering business cycle are typically the most favorable for young, high growth companies. Indeed, lowered expectations were easily exceeded, year-over-year operating gains were large and easily noticed in reported financials, and forward looking company guidance moved from cautious to cautiously optimistic.
    As evidence of an economic recovery continued to build, the growth portion of the Fund returned to a more typical overweight position in the technology sector. While still well below the levels maintained during the boom period of 1999 and early 2000, this significant exposure helped the Fund, as it was by far the top performing area within the small cap landscape over the past year. The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. The very smallest and lowest quality names, which are generally not of interest to the Fund, were among the strongest performers. Nevertheless, we were able to participate nicely in the technology rebound. Also benefiting performance during the year was our relative lack of exposure to the financial services sector. This was a weak performing sector during the period and had a healthy weighting in the Index. Strong stock selection in consumer stocks also aided performance. On the negative side, the growth portion of the Fund was hurt by an increased weighting in the services sector, a relatively defensive segment, and by weaker stock selection in health care. A number of long time holdings, which were also significant positions in terms of size, are worth noting as positive contributors. Sandisk and Omnivision Technologies, both serving the digital camera marketplace, were both up significantly during the year. Other important contributors include Career Education, Urban Outfitters, Gen-Probe, and eResearch Technology. Negative performers typically derive from disappointing or decelerating earnings, and we seek to reduce or eliminate these names in an orderly manner. Boston Communications Group, Sigma Designs, and Regeneration Technologies would fall into this category.
    We believe the economy and financial markets have completed their initial "bounce back" phase off cyclical lows and are now entering a phase of economic expansion that is both sustainable and capable of extending for several years. Across sectors, top-performing companies will now, in our opinion, more easily stand out against others in their peer groups. Companies with compelling business models that are accompanied by strong execution from winning management teams should flourish, and surprise observers with dramatic earnings reports. We anticipate that technology spending, depressed for several years, will increase rapidly as corporate profits expand and we believe this should have a leveraged positive impact throughout the various sub-sectors that comprise the technology chain. Historically low interest rates and a recovery in job creation have allowed consumer spending to stay strong. We think this is an excellent time for investors to reaffirm their commitment to dynamic, young companies with the strongest prospects for growth, as conditions are very favorable for the style of investment pursued by the growth portion of the Fund.

Portfolio Discussion - Blend
    By far the largest contributor to the blend portion of the Fund over the past 12 months has been our stock selection in the technology sector. Unfortunately, our underweighting of this sector during the period compromised its impact. March of 2003 saw the small cap technology sector beginning to exhibit many of the characteristics we look for when investing. It is a dynamic sector that has the potential to grow at a rate much higher than the economy as a whole. Despite successive down years for the sector which allowed valuations to fall to a much more compelling level, it also created a latent demand for many of these products helping corporate profits and confidence to rebound. In retrospect, we wish we had overweighted this sector immediately upon seeing some of these more positive characteristics. On the other hand, we were slightly overweight versus the benchmark to the semiconductor segment of the technology sector throughout most of the year. Towards the end of the period we took the opportunity to trim or sell many of our semiconductor positions while the stock prices still reflected, in our view, their good news. Companies in this industry that were significant winners, but no longer meet our criteria for investment included Fairchild Semiconductor International, Lam Research and Cypress Semiconductor.
    In addition to our strong performance in the semiconductor industry, we also had some good performers from the software industry. Unlike semiconductors, however, we remain very bullish on this sector and feel the software segment is still worthy of an overweight position relative to the benchmark. We continue to find new companies that we think will benefit greatly from a resumption in corporate IT spending. Top performers that we still believe hold significant upside include Filenet and Parametric Technology.
    The consumer segment proved to be the biggest area of disappointment for the Fund over the past 12 months. Unfortunately, we underestimated the U.S. consumer's willingness to take on additional debt (or refinance) to continue their amazing spending habits. Some poor stock selection and our underweight position relative to the benchmark in this area hurt performance. Although on an individual basis some of our holdings performed well, it was simply not enough to keep up with the benchmark's strong performance. Primary contributors to this underperformance were our lack of exposure to the gaming stocks (both casino gaming and video gaming). Our emphasis in this sector instead, has been on broadcasting companies. We are confident that 2004 will be a strong year for broadcasters as the economy continues to rebound, the presidential ad campaigns begin in earnest and the Summer Olympics all help the demand side of the equation. Two of our favorite selections that were relative underperformers last year were Emmis Communications and Sinclair Broadcast Group.
    Another area detracting from performance during the year was the energy sector. Yes, we are still bullish on energy. We have been overweight to this sector for the past few quarters and remain pleased with our holdings. Energy prices have remained high, natural gas storage levels fell dramatically throughout the winter and we believe the long-term outlook for these companies remains positive. The valuation level of these stocks continues to be compelling, especially relative to the average company in the small-cap range.
    Going forward we believe that low interest rates, improving company fundamentals and continued economic growth should help boost the market. We want to remind our investors of our approach to equity investing. We attempt to balance a company's valuation with its near-term operating dynamics and long-term growth potential. We also believe you should add to positions in times of weakness, as evidenced by our trimming of semiconductor companies and banks, while adding to our software and broadcasting positions going forward. We are confident that we are continuing to identify stocks that we believe will be winners over the long-term.

                                           PBHG FUNDS

                                               PBHG STRATEGIC SMALL COMPANY FUND


           INVESTMENT FOCUS

               STYLE 6

    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |    X     |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N
Source: Pilgrim Baxter & Associates, Ltd.


                      AVERAGE ANNUAL TOTAL RETURN 1 AS OF MARCH 31, 2004
-----------------------------------------------------------------------------------------------
                                 One Year     Annualized     Annualized        Annualized
                                  Return    3 Year Return   5 Year Return   Inception to Date
-----------------------------------------------------------------------------------------------
  PBHG Class 2                    56.88%         4.23%          10.54%          9.70%
-----------------------------------------------------------------------------------------------
  Advisor Class 3                 56.49%         4.11%          10.46%          9.65%
-----------------------------------------------------------------------------------------------
  Class A with load 4             47.68%         2.06%           9.02%          8.47%
-----------------------------------------------------------------------------------------------
  Class A without load 4          56.63%         4.08%          10.32%          9.35%
-----------------------------------------------------------------------------------------------
  Class C with load 4             54.31%         3.20%           9.43%          8.49%
-----------------------------------------------------------------------------------------------
  Class C without load 4          55.31%         3.20%           9.43%          8.49%
-----------------------------------------------------------------------------------------------

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
   THEIR ORIGINAL COST. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END,
           WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE
            BY CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM.


  COMPARISON OF CHANGE IN THE
 VALUE OF A $10,000 INVESTMENT
  IN THE PBHG STRATEGIC SMALL
   COMPANY FUND - PBHG CLASS
VERSUS THE RUSSELL 2000(R) INDEX
   AND THE LIPPER SMALL-CAP
    GROWTH FUNDS AVERAGE

[Line chart omitted -- plot points as follows:]


                      PBHG Strategic              Russell 2000(R)            Lipper Small-Cap
                    Small Company Fund                Index 5             Growth Funds Average 5
12/31/96                   10000                       10000                       10000
1/31/97                    10120                       10200                       10264
2/28/97                     9350                        9952                        9651
3/31/97                     8860                        9483                        9034
4/30/97                     8750                        9509                        8922
5/31/97                    10270                       10567                       10134
6/30/97                    11130                       11020                       10727
7/31/97                    12170                       11533                       11470
8/31/97                    12410                       11797                       11688
9/30/97                    13440                       12660                       12631
10/31/97                   12820                       12104                       12004
11/30/97                   12520                       12026                       11777
12/31/97                   12567                       12236                       11843
1/31/98                    12502                       12043                       11691
2/28/98                    13439                       12933                       12657
3/31/98                    13870                       13467                       13306
4/30/98                    13999                       13541                       13422
5/31/98                    12922                       12812                       12537
6/30/98                    13073                       12839                       12838
7/31/98                    12244                       11800                       11956
8/31/98                     9466                        9508                        9419
9/30/98                    10004                       10252                       10129
10/31/98                   10381                       10671                       10548
11/30/98                   11501                       11230                       11428
12/31/98                   12835                       11924                       12626
1/31/99                    13105                       12083                       12939
2/28/99                    11957                       11104                       11780
3/31/99                    11856                       11278                       12289
4/30/99                    12092                       12288                       12861
5/31/99                    12576                       12468                       12981
6/30/99                    13937                       13032                       14122
7/31/99                    13960                       12674                       14082
8/31/99                    14083                       12205                       13895
9/30/99                    14308                       12208                       14245
10/31/99                   14815                       12257                       15002
11/30/99                   16209                       12989                       16840
12/31/99                   19482                       14459                       19854
1/31/00                    19188                       14227                       19655
2/29/00                    24796                       16577                       24426
3/31/00                    23682                       15484                       23202
4/30/00                    21514                       14552                       20745
5/31/00                    20559                       13704                       19104
6/30/00                    24625                       14898                       22181
7/31/00                    22898                       14419                       20804
8/31/00                    26265                       15519                       23180
9/30/00                    26008                       15063                       22308
10/31/00                   24331                       14391                       20869
11/30/00                   19727                       12913                       17317
12/31/00                   21799                       14022                       18786
1/31/01                    22342                       14752                       19306
2/28/01                    19024                       13785                       16731
3/31/01                    17279                       13110                       15131
4/30/01                    19353                       14136                       16988
5/31/01                    20039                       14483                       17369
6/30/01                    20425                       14983                       17869
7/31/01                    19496                       14172                       16834
8/31/01                    18509                       13715                       15836
9/30/01                    15691                       11868                       13453
10/31/01                   17093                       12563                       14530
11/30/01                   18466                       13536                       15646
12/31/01                   19624                       14371                       16599
1/31/02                    18938                       14222                       16091
2/28/02                    17579                       13832                       15066
3/31/02                    19124                       14943                       16212
4/30/02                    18537                       15080                       15781
5/31/02                    17450                       14410                       15010
6/30/02                    16177                       13695                       13947
7/31/02                    13603                       11627                       11998
8/31/02                    13688                       11597                       12001
9/30/02                    12673                       10764                       11230
10/31/02                   13302                       11110                       11682
11/30/02                   14361                       12101                       12549
12/31/02                   13088                       11427                       11736
1/31/03                    12730                       11111                       11435
2/28/03                    12258                       10775                       11101
3/31/03                    12473                       10914                       11287
4/30/03                    13703                       11949                       12214
5/31/03                    15190                       13231                       13382
6/30/03                    15662                       13471                       13762
7/31/03                    16764                       14313                       14600
8/31/03                    17736                       14970                       15419
9/30/03                    17322                       14693                       15032
10/31/03                   18981                       15927                       16399
11/30/03                   19753                       16492                       16925
12/31/03                   19267                       16827                       16918
1/31/04                    19939                       17558                       17637
2/29/04                    19767                       17715                       17618
3/31/04                    19567                       17881                       17590

1 The PBHG Strategic Small Company Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial adviser. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the PBHG Strategic Small Company Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objectives, risks, charges and expenses and should be read carefully and considered before investing.
2 The PBHG Strategic Small Company Fund-PBHG Class commenced operations on
  December 31, 1996.
3 The performance shown for the Advisor Class prior to its inception on August
  31, 2002, is based on the performance and expenses of the PBHG Class shares without the adjustments of the 0.25% service (12b-1) fee. If the service (12b-1) fee had been deducted, the performance of the Fund would have been lower. The Fund's Advisor Class shares and PBHG Class shares would have similar returns because both classes are invested in the same portfolio of securities. Therefore, the performance of the two share classes will differ only to the extent they have different expenses. Subsequent to August 31, 2002, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The average annual total return of the Advisor Class from its inception date to March 31, 2004 was 24.98%. Advisor Class shares are only available to certain eligible investors. Please see the appropriate prospectus and statement of additional information for a more complete explanation.
4 The PBHG Strategic Small Company Fund-Class A and C shares commenced operations on July 31, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C, PBHG Class and Advisor Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months.
5 For more information on the Russell 2000(R) Index and the Lipper Small-Cap
  Growth Funds Average please see the PBHG Disclosure Notes on page 128.
6 For more information on the Investment Focus Style and Top Ten Holdings please see the PBHG Disclosure Notes on page 129.


SECTOR WEIGHTINGS AT MARCH 31, 2004

[Pie chart omitted -- plot points as follows:]

Basic Materials           1%
Consumer Cyclical        18%
Consumer Non-Cyclical     1%
Energy                    6%
Financial                 9%
Health Care              16%
Industrial                7%
Services                 11%
Technology               30%
Transportation            1%

% of Total Portfolio Investments in Common Stock

TOP TEN COMMON STOCK HOLDINGS AT MARCH 31, 2004 6

Tractor Supply                                    1.5%
Urban Outfitters                                  1.5%
University of Phoenix Online                      1.3%
Omnivision Technologies                           1.3%
Too                                               1.3%
Career Education                                  1.2%
Silicon Laboratories                              1.2%
Gen-Probe                                         1.1%
American Healthways                               1.1%
Meristar Hospitality                              1.1%
------------------------------------------------------
% of Total Portfolio Investments in Common Stock 12.6%

PBHG FUNDS

PBHG DISCIPLINED EQUITY FUND


PORTFOLIO MANAGERS: Harindra de Silva, CFA, Gregory McMurran, Dennis Bein, CFA and Steven Sapra, CFA

Portfolio Profile

OBJECTIVE:  Above-average total returns.

INVESTS IN: Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of corporations whose securities are traded in the U.S. While the Fund may invest in securities of any size, it usually invests in medium to large capitalization companies valued at more the $2 billion at the time of purchase. Through superior stock selection, the Fund seeks to exceed the return of its benchmark, the S&P 500 Index, over full market cycles with no greater volatility than the S&P 500 Index.

STRATEGY: Analytic Investors Inc., the Fund's sub-adviser, selects securities for this Fund using a proprietary system that ranks stocks according to a mathematical model. Analytic's systems seeks to determine a security's intrinsic
(true) value by evaluating variables, such as relative valuation, price momentum, company fundamentals, liquidity and risk.

Performance
    For the year ended March 31, 2004, PBHG Disciplined Equity (PBHG Class) total return at net asset value was 34.50% versus 35.12% for the S&P 500 Index. See standard performance for all share classes in the table on the following page. Please remember that past performance is no guarantee of future results and the investment return of the Fund will fluctuate. Investors welcomed an economic recovery with real output growing 4.3% for the trailing twelve months, leading to a surge in reported profits by the companies in the S&P 500 Index. The equity rally was further aided by interest rates which were at a 45-year low and core inflation, which excludes volatile food and energy prices, was up a mere 1.2% over the previous 12 months. A major reason the economy was able to grow without stimulating inflation was improved productivity, which reached a 20-year high in the 4th quarter of 2003. Investors also welcomed the tax cut package signed into law by President Bush. Throughout the period, equity prices moved higher as the combination of low interest rates, tax cuts, and growth without inflation helped to restart the U.S. economy.

Portfolio Discussion
    Our investment process analyzes over 70 characteristics in seeking to identify what investors are rewarding and penalizing in the current economic environment. What makes our process unique is that we believe the desirability of these characteristics changes based on the business cycle and current economic conditions. By identifying these changes using an adaptive valuation model, we are able to systematically identify attractive valuation opportunities.
    The market environment of two years ago was not kind for equity investors, to say the least. To the delight of many investors, the market environment changed dramatically in the 2nd quarter of 2003, as equities returned to favor. Our investment process is designed to adapt to changing market environments. As reported in last year's shareholder letter, entering April 2003 investors were avoiding stocks with unstable earnings and volatile share prices and rewarding high quality stocks. This changed in the second quarter of 2003 though as lower quality companies began to perform well. For instance, stocks with high earnings variation actually outperformed in the strong equity market. Our adaptive investment process accounts for such shifts and we began seeking stocks with this characteristic.
    Furthermore, our process maintained exposure to companies with above average sales-to-price, predicted earnings-to-price, and recent earnings growth as these companies continued to perform well. Also, companies with higher than average debt continued to perform well in the low interest rate environment.
    In terms of security selection, our process added value in the majority of sectors, with utilities being the strongest. One of the top contributors to performance was our overweight position in Nextel Communications, which rallied after it announced it would eliminate high interest debt to cut future interest expenses and strengthen its balance sheet. The Fund also benefited from an overweight position in TXU which rallied after announcing it hired C. John Wilder, a recognized leader in the utility industry, as its new Chief Executive Officer.
    A primary reason for our underperformance relative to the benchmark was our stock selection was not as strong in the financial services sector, as a few stocks negatively impacted performance. For example, an overweight position in Federal Home Loan Mortgage Company, or Freddie Mac as it is commonly known, detracted from performance. A federal investigation into potential earnings manipulation caused the Board of Directors of Freddie Mac to make significant changes in upper management, electing new chief executive, chief operating, and chief financial officers at the start of June. The investigation and management shakeup caused not only Freddie Mac's stock to plummet, but also negatively impacted another government-sponsored fund holding, Federal National Mortgage Association, or Fannie Mae.
    Our investment process is based on the fundamental belief that there is persistency in the types of characteristics investors prefer. We believe that positioning the Fund towards stocks with these characteristics will add value in the long run. We continue to favor companies with above average return on equity and return on assets. In addition, we are currently positioned toward companies with higher than average earnings-to-price. We appreciate your loyalty and continuing investment.

                                              PBHG FUNDS

                                                    PBHG DISCIPLINED EQUITY FUND


           INVESTMENT FOCUS

                STYLE 6

    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |     X     |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N
Source: Pilgrim Baxter & Associates, Ltd.



                 AVERAGE ANNUAL TOTAL RETURN 1 AS OF MARCH 31, 2004
----------------------------------------------------------------------------------------
                              One     Annualized   Annualized  Annualized   Annualized
                             Year       3 Year       5 Year      10 Year     Inception
                            Return      Return       Return      Return       to Date
----------------------------------------------------------------------------------------
   PBHG Class 2             34.50%      (0.63)%      (0.95)%      11.70%      10.92%
----------------------------------------------------------------------------------------
   Class A with load 3      26.36%      (3.03)%      (2.57)%      10.39%       9.63%
----------------------------------------------------------------------------------------
   Class A without load 3   33.98%      (1.09)%      (1.41)%      11.05%      10.24%
----------------------------------------------------------------------------------------
   Class C with load 3      32.01%      (1.82)%      (2.15)%      10.21%       9.42%
----------------------------------------------------------------------------------------
   Class C without load 3   33.01%      (1.82)%      (2.15)%      10.21%       9.42%
----------------------------------------------------------------------------------------

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
   THEIR ORIGINAL COST. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END,
           WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE
            BY CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM.

 COMPARISON OF CHANGE IN
 THE VALUE OF A $10,000
  INVESTMENT IN PBHG
DISCIPLINED EQUITY FUND -
   PBHG CLASS VERSUS
   THE S&P 500 INDEX
AND THE LIPPER LARGE-CAP
  CORE FUNDS AVERAGE

[Line chart omitted -- plot points as follows:]

                     PBHG Disciplined                 S&P 500                Lipper Large-Cap
                        Equity Fund                   Index 4              Core Funds Average 5
7/1/93                     10000                       10000                       10000
7/31/93                     9845                       10189                       10000
8/31/93                    10217                       10575                       10386
9/30/93                    10109                       10494                       10415
10/31/93                   10343                       10711                       10585
11/30/93                   10156                       10609                       10426
12/31/93                   10401                       10737                       10669
1/31/94                    10734                       11102                       11008
2/28/94                    10501                       10801                       10797
3/31/94                    10078                       10330                       10330
4/30/94                    10196                       10463                       10422
5/31/94                    10397                       10634                       10510
6/30/94                    10167                       10374                       10221
7/31/94                    10438                       10714                       10514
8/31/94                    10810                       11154                       10942
9/30/94                    10500                       10881                       10699
10/31/94                   10704                       11125                       10873
11/30/94                   10262                       10720                       10475
12/31/94                   10375                       10879                       10591
1/31/95                    10632                       11161                       10740
2/28/95                    11010                       11596                       11141
3/31/95                    11303                       11939                       11444
4/30/95                    11666                       12290                       11715
5/31/95                    12132                       12781                       12090
6/30/95                    12437                       13078                       12446
7/31/95                    12888                       13512                       12913
8/31/95                    12888                       13546                       12963
9/30/95                    13448                       14117                       13399
10/31/95                   13378                       14067                       13295
11/30/95                   13849                       14684                       13821
12/31/95                   14041                       14967                       13986
1/31/96                    14483                       15477                       14401
2/29/96                    14748                       15620                       14660
3/31/96                    14802                       15771                       14798
4/30/96                    14908                       16003                       15070
5/31/96                    15334                       16416                       15431
6/30/96                    15367                       16478                       15395
7/31/96                    14638                       15751                       14675
8/31/96                    14922                       16083                       15071
9/30/96                    15499                       16988                       15882
10/31/96                   15927                       17456                       16169
11/30/96                   17120                       18776                       17231
12/31/96                   17268                       18404                       16932
1/31/97                    18081                       19554                       17812
2/28/97                    17965                       19707                       17800
3/31/97                    17505                       18897                       17049
4/30/97                    18273                       20025                       17850
5/31/97                    19111                       21245                       18958
6/30/97                    20123                       22196                       19737
7/31/97                    21897                       23962                       21297
8/31/97                    21127                       22620                       20355
9/30/97                    22553                       23859                       21402
10/31/97                   21171                       23062                       20668
11/30/97                   22178                       24130                       21321
12/31/97                   22418                       24544                       21664
1/31/98                    22684                       24816                       21835
2/28/98                    24625                       26605                       23403
3/31/98                    26147                       27968                       24454
4/30/98                    26786                       28249                       24696
5/31/98                    26786                       27764                       24160
6/30/98                    27873                       28891                       25032
7/31/98                    27761                       28584                       24667
8/31/98                    23549                       24451                       20949
9/30/98                    25641                       26018                       22208
10/31/98                   27846                       28134                       23865
11/30/98                   29203                       29839                       25295
12/31/98                   30897                       31558                       27025
1/31/99                    31832                       32878                       28011
2/28/99                    30925                       31856                       27090
3/31/99                    31946                       33131                       28173
4/30/99                    34043                       34414                       29106
5/31/99                    33561                       33601                       28471
6/30/99                    35801                       35466                       30083
7/31/99                    34793                       34359                       29240
8/31/99                    34850                       34189                       28936
9/30/99                    33752                       33251                       28262
10/31/99                   35177                       35355                       29924
11/30/99                   35519                       36074                       30705
12/31/99                   37096                       38199                       32814
1/31/00                    34926                       36280                       31426
2/29/00                    34233                       35593                       31520
3/31/00                    37429                       39075                       34140
4/30/00                    36071                       37899                       33068
5/31/00                    35528                       37122                       32215
6/30/00                    36328                       38037                       33246
7/31/00                    35663                       37442                       32754
8/31/00                    38022                       39768                       35010
9/30/00                    36396                       37668                       33162
10/31/00                   36063                       37509                       32797
11/30/00                   33575                       34552                       30022
12/31/00                   33636                       34721                       30383
1/31/01                    34819                       35953                       31185
2/28/01                    32726                       32675                       28297
3/31/01                    31043                       30605                       26356
4/30/01                    33230                       32983                       28451
5/31/01                    33503                       33204                       28545
6/30/01                    32971                       32396                       27734
7/31/01                    32910                       32077                       27285
8/31/01                    31481                       30069                       25566
9/30/01                    29113                       27641                       23380
10/31/01                   29235                       28168                       23955
11/30/01                   31460                       30328                       25776
12/31/01                   31545                       30594                       25974
1/31/02                    31000                       30148                       25491
2/28/02                    30603                       29566                       24890
3/31/02                    31825                       30678                       25823
4/30/02                    30084                       28818                       24307
5/31/02                    29596                       28606                       24064
6/30/02                    27091                       26568                       22242
7/31/02                    24648                       24497                       20559
8/31/02                    24800                       24658                       20655
9/30/02                    22052                       21978                       18513
10/31/02                   23945                       23913                       20006
11/30/02                   24892                       25320                       21016
12/31/02                   23512                       23832                       19772
1/31/03                    22896                       23208                       19254
2/28/03                    22464                       22860                       18965
3/31/03                    22649                       23082                       19141
4/30/03                    24436                       24983                       20592
5/31/03                    25700                       26299                       21614
6/30/03                    26131                       26636                       21825
7/31/03                    26686                       27106                       22236
8/31/03                    27148                       27633                       22647
9/30/03                    27148                       27340                       22339
10/31/03                   28658                       28886                       23550
11/30/03                   29059                       29141                       23755
12/31/03                   30339                       30669                       24824
1/31/04                    30463                       31232                       25206
2/29/04                    30896                       31666                       25488
3/31/04                    30463                       31188                       25106

1 The PBHG Disciplined Equity Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance figures quoted may be lower at this time due to recent market volatility. For performance information regarding other share classes please consult your financial adviser. Securities of small and medium sized companies involve greater risk and price volatility than larger, more established companies. The Fund's investment in technology companies involves the risk of volatility. In addition, the products of technology companies may be subject to severe competition and rapid obsolescence. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the PBHG Disciplined Equity Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objectives, risks, charges and expenses and should be read carefully and considered before investing.
2 The PBHG Disciplined Equity Fund-PBHG Class commenced operations on July 1,
  1993.
3 The PBHG Disciplined Equity Fund-Class A and C shares commenced operations on
  July 31, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C and PBHG Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months.
4 For more information on the S&P 500 Index please see the PBHG Disclosure Notes on page 128.
5 The chart assumes $10,000 invested in the Lipper Large-Cap Core Funds Average at July 31, 1993. For more information on the Lipper Large-Cap Core Funds Average please see the PBHG Disclosure Notes on page 128.
6 For more information on the Investment Focus Style and Top Ten Holdings please see the PBHG Disclosure Notes on page 129.


SECTOR WEIGHTINGS AT MARCH 31, 2004

Pie chart omitted -- plot points as follows:]

Basic Materials            3%
Consumer Cyclical         11%
Consumer Non-Cyclical      8%
Energy                     7%
Financial                 20%
Health Care               14%
Industrial                 9%
Services                   6%
Technology                18%
Utilities                  4%

% of Total Portfolio Investments in Common Stock

TOP TEN COMMON STOCK HOLDINGS AT MARCH 31, 2004 6

General Electric                                  3.9%
Pfizer                                            3.8%
Citigroup                                         3.8%
Intel                                             3.7%
Altria Group                                      3.6%
Johnson & Johnson                                 3.2%
Wachovia                                          2.9%
Wells Fargo                                       2.9%
Dell Computer                                     2.9%
International Business Machines                   2.7%
------------------------------------------------------
% of Total Portfolio Investments in Common Stock 33.4%

 PBHG FUNDS

PBHG FOCUSED FUND
PORTFOLIO MANAGERS: Jerome J. Heppelmann, CFA and James B. Bell, III, CFA*

Portfolio Profile

OBJECTIVE: Above-average total returns over a 3 to 5 year market cycle.

INVESTS IN: Under normal market conditions, the Fund, a non-diversified fund, invests at least 65% of its assets in equity securities, such as common stocks, of small, medium or large capitalization companies.

STRATEGY: The Fund's strategy is to invest in equity securities that Pilgrim Baxter believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it becomes overvalued or shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential.

Performance
    For the fiscal year ended March 31, 2004, PBHG Focused Fund (PBHG Class) increased at net asset value 43.13% outperforming the return of 35.12% posted by the S&P 500 Index and the 38.19% return of the Russell 3000(R) Index. See standard performance for all share classes in the table on the following page. Beginning in mid-March 2003, the market seemed to cast aside many of its concerns regarding deflation, the war in Iraq, higher unemployment and general nervousness regarding a U.S. economic recovery. Although we are now seeing some signs of the economic recovery, the market seems to have not only predicted it, but also unfortunately priced a fairly good recovery into many stocks. We have always tried to be clear that in a strong bull market-which we believe we have been in for the past 12 months-our goal is to post respectable numbers that allow our shareholders the benefits of equity participation, yet balance this exposure with our common sense approach to investing. In markets that move sharply higher, this will often leave us trailing the benchmark slightly, as we pare back positions in which we believe the market has fully recognized the value and attempt to redeploy those assets in companies providing a better risk-return trade-off. Although we will often miss the "last run up" in companies, as speculation and greed take over, we feel strongly that over full market cycles this may lead to superior performance. Although past performance is no guarantee of future results and the investment return of the Fund will flucuate, the concentrated nature of this portfolio helped us during the period as many of the companies we were most comfortable owning were rewarded with strong outperformance for the year.

Portfolio Discussion
    By far the largest contributor to Fund performance over the past 12 months has been our overweight position in the technology sector, coupled with some strong stock selection. This should come as no surprise to long-term shareholders, as the technology sector during the period had many of the characteristics we look for when investing. It is a dynamic sector that has the potential to grow at a much higher rate than the economy as a whole. The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. Despite successive down years for the sector which allowed valuations to fall to a much more compelling level from our perspective, it also created a latent demand for many of these products helping corporate profits and confidence to rebound. In particular, we were overweight to the semiconductor segment of the technology sector throughout most of the year and took the opportunity towards the end of the period to trim or sell many of our positions while the stock prices still reflected their good news. As a result, we now have an underweight position in semiconductors versus the benchmark and expect this to be the case until we believe the trade-off between valuations, near-term business dynamics and long term growth become more compelling. Companies in this industry that were significant winners, but no longer meet our criteria for investment include Infineon Technologies, United Microelectronics and Applied Materials.
    In addition to our strong performance in the semiconductor industry, we also had a great year in the software industry. Unlike semiconductors, we remain bullish on this sector and feel the industry is still worthy of an overweight position. We continue to find new companies that we think will benefit greatly from a resumption in corporate IT spending. Many of these software companies are leaders in their specific niche of the software market. The technology recession of the past few years has enabled them to cut operating expenses sharply; allowing any resumption of demand to generate new revenue and to have a significant impact on earnings. We currently have an overweight position in Microsoft and feel that it is one of the better examples of what we look for in today's market: outstanding management, large market share, strong barriers to entry, great balance sheet, tremendous cash flow generation and a reasonable valuation.
    The consumer segment proved to be the biggest area of disappointment for the Fund over the past 12 months. Unfortunately, we underestimated the U.S. consumer's willingness to take on additional debt to continue their amazing spending habits. Some poor stock selection and our underweight position relative to the benchmark in this area hurt performance. Although on an individual basis some of our holdings performed well, it was simply not enough to keep up with the benchmark's strong performance. A primary contributor to this underperformance was our lack of exposure to the gaming stocks (both casino gaming and video gaming). Although we have had exposure to both types of gaming stocks in the past, we currently believe they are overvalued. Our emphasis in this sector instead, has been on broadcasting companies. We believe that 2004 will be a great year for broadcasters as the economy continues to rebound, the presidential ad campaigns begin in earnest and the Summer Olympics all help the demand side of the equation. Two of our favorite selections that were relative underperformers last year were Westwood One and Clear Channel Communications.
    Another sector detracting from performance during the Fund's fiscal year was energy. Yes, we are still bullish on energy. We have been overweight to this sector for a couple of quarters now and remain pleased with our selections. Energy prices continue to be high, natural gas storage levels fell dramatically throughout the winter, and we believe the long-term outlook for these companies remains strong. Valuations continue to be compelling and are especially so, in our view, relative to the average company in the mid-cap range. We currently hold a large position in Transocean, as we still believe it to be significantly undervalued and will add to our position on weakness assuming the fundamentals and long-term outlook for the company do not change.
    Many industry experts are telling us that the "easy money" component of the market's recovery has now past. Although we would have to agree that it didn't feel "easy" a year ago, we believe the past year's experience remains instructive. It is often the best time to buy when it feels the most difficult. We would like to remind investors that the U.S. equity markets remain highly volatile and each individual should be reviewing their personal asset allocation and determining if the risks they have in their portfolio match their tolerance for such risks. We too are following the same philosophy as we have trimmed or sold some of our strong performing semiconductor companies and banks, while adding to our energy and broadcasting positions for the coming year.

* Effective May 3, 2004.

                                              PBHG FUNDS

                                                               PBHG FOCUSED FUND



           INVESTMENT FOCUS

                STYLE 6

    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |     X     |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N
Source: Pilgrim Baxter & Associates, Ltd.




                  AVERAGE ANNUAL TOTAL RETURN 1 AS OF MARCH 31, 2004
-----------------------------------------------------------------------------------------------
                                One Year       Annualized     Annualized       Annualized
                                 Return      3 Year Return  5 Year Return   Inception to Date
-----------------------------------------------------------------------------------------------
  PBHG Class 2                   43.13%         (0.15)%        12.67%           12.62%
-----------------------------------------------------------------------------------------------
  Class A with load 3            34.67%         (2.40)%        11.00%           10.99%
-----------------------------------------------------------------------------------------------
  Class A without load 3         42.83%         (0.44)%        12.32%           12.29%
-----------------------------------------------------------------------------------------------
  Class C with load 3            40.71%         (1.20)%        11.47%           11.44%
-----------------------------------------------------------------------------------------------
  Class C without load 3         41.71%         (1.20)%        11.47%           11.44%
-----------------------------------------------------------------------------------------------

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
   THEIR ORIGINAL COST. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END,
           WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE
            BY CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM.


COMPARISON OF CHANGE IN
 THE VALUE OF A $10,000
 INVESTMENT IN THE PBHG
FOCUSED FUND - PBHG CLASS
VERSUS THE RUSSELL 3000(R)
INDEX, THE S&P 500 INDEX
AND THE LIPPER MULTI-CAP
  CORE FUNDS AVERAGE

[Line chart omitted -- plot points as follows:]

                           PBHG                      Russell                      S&P 500                    Lipper Multi-Cap
                        Focused Fund              3000(R) Index 4                 Index 4                   Core Funds Average 5
2/12/99                    10000                       10000                       10000                           10000
2/28/99                     9932                       10072                       10000                           10000
3/31/99                    10136                       10442                       10400                           10364
4/30/99                    10058                       10913                       10803                           10802
5/31/99                    10446                       10705                       10548                           10691
6/30/99                    11318                       11246                       11133                           11250
7/31/99                    11541                       10905                       10785                           11016
8/31/99                    11560                       10781                       10732                           10829
9/30/99                    11638                       10506                       10438                           10595
10/31/99                   11986                       11165                       11098                           11099
11/30/99                   12888                       11477                       11324                           11543
12/31/99                   14802                       12210                       11991                           12517
1/31/00                    16066                       11731                       11389                           12082
2/29/00                    16739                       11840                       11173                           12598
3/31/00                    19173                       12767                       12266                           13370
4/30/00                    17381                       12318                       11897                           12905
5/31/00                    17516                       11972                       11653                           12580
6/30/00                    17827                       12326                       11940                           13035
7/31/00                    17464                       12108                       11753                           12884
8/31/00                    18656                       13006                       12484                           13796
9/30/00                    18676                       12417                       11824                           13302
10/31/00                   18780                       12240                       11774                           13145
11/30/00                   17029                       11112                       10846                           12131
12/31/00                   18475                       11299                       10899                           12579
1/31/01                    19558                       11685                       11286                           12938
2/28/01                    19314                       10618                       10257                           11987
3/31/01                    18486                        9926                        9607                           11276
4/30/01                    19834                       10722                       10354                           12114
5/31/01                    20248                       10808                       10423                           12224
6/30/01                    19930                       10608                       10169                           12009
7/31/01                    19696                       10434                       10069                           11793
8/31/01                    19027                        9818                        9439                           11203
9/30/01                    16946                        8951                        8677                           10149
10/31/01                   17392                        9160                        8842                           10427
11/30/01                   18645                        9865                        9520                           11161
12/31/01                   19111                       10004                        9604                           11393
1/31/02                    17676                        9879                        9464                           11217
2/28/02                    17237                        9677                        9281                           10974
3/31/02                    17344                       10101                        9630                           11468
4/30/02                    16894                        9571                        9046                           11044
5/31/02                    16937                        9460                        8980                           10909
6/30/02                    15599                        8779                        8340                           10126
7/31/02                    14143                        8081                        7690                            9292
8/31/02                    14271                        8119                        7740                            9343
9/30/02                    12676                        7266                        6899                            8490
10/31/02                   13704                        7845                        7506                            9001
11/30/02                   14603                        8320                        7948                            9529
12/31/02                   13640                        7849                        7481                            9032
1/31/03                    13511                        7657                        7285                            8834
2/28/03                    12965                        7531                        7176                            8683
3/31/03                    12858                        7610                        7246                            8734
4/30/03                    13886                        8232                        7842                            9400
5/31/03                    14946                        8729                        8256                           10014
6/30/03                    15214                        8847                        8361                           10140
7/31/03                    15342                        9050                        8509                           10349
8/31/03                    16049                        9250                        8674                           10643
9/30/03                    15834                        9150                        8582                           10510
10/31/03                   16637                        9703                        9068                           11126
11/30/03                   16873                        9837                        9148                           11313
12/31/03                   18190                       10287                        9627                           11729
1/31/04                    18575                       10502                        9804                           11976
2/29/04                    18618                       10643                        9940                           12151
3/31/04                    18404                       10517                        9790                           12046

1 The PBHG Focused Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial adviser. Securities of small and medium sized companies involve greater risk and price volatility than larger, more established companies. The Fund's investment in technology companies involves the risk of volatility. In addition, the products of technology companies may be subject to severe competition and rapid obsolescence. Funds that invest in a limited number of securities may involve greater risk than more diversified funds, including a greater potential for volatility. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the PBHG Focused Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objectives, risks, charges and expenses and should be read carefully and considered before investing. Prior to April 1, 2003, the PBHG Focused Fund was named the PBHG Focused Value Fund.
2 The PBHG Focused Fund-PBHG Class commenced operations on February 12, 1999.
3 The PBHG Focused Fund-Class A and C shares commenced operations on September
  30, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C and PBHG Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months.
4 For more information on the Russell 3000(R) Index and the S&P 500 Index please see the PBHG Disclosure Notes on page 127. Effective July 2003, the Fund has changed its benchmark from the S&P 500 Index to the Russell 3000(R) Index to better reflect the manner in which the Fund invests.
5 The chart assumes $10,000 invested in the Lipper Multi-Cap Core Funds Average at February 28, 1999. For more information on the Lipper Multi-Cap Core Funds Average please see the PBHG Disclosure Notes on page 128.
6 For more information on the Investment Focus Style and Top Ten Holdings please see the PBHG Disclosure Notes on page 129.


SECTOR WEIGHTINGS AT MARCH 31, 2004

[Pie chart omitted -- plot points as follows:]

Consumer Cyclical      16%
Consumer Non-Cyclical   8%
Energy                  6%
Financial              21%
Health Care             9%
Industrial              3%
Services                5%
Technology             32%


% of Total Portfolio Investments in Common Stock


TOP TEN COMMON STOCK HOLDINGS AT MARCH 31, 2004 6

Microsoft                                        13.8%
Intuit                                            6.1%
Westwood One                                      5.8%
Baxter International                              5.7%
Xerox                                             5.5%
Clear Channel Communications                      5.2%
Liberty Media, Cl A                               4.8%
AON                                               4.6%
Sara Lee                                          4.3%
Archer-Daniels-Midland                            4.3%
------------------------------------------------------
% of Total Portfolio Investments in Common Stock 60.1%

 PBHG FUNDS

PBHG LARGE CAP FUND
PORTFOLIO MANAGERS: Raymond J. McCaffrey, CFA and James B. Bell, III, CFA*

Portfolio Profile

OBJECTIVE: Long-term growth of capital and income. Current income is a secondary objective.

INVESTS IN: Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with large market capitalizations.

STRATEGY: The Fund's strategy is to invest in equity securities that Pilgrim Baxter believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. The Fund expects to focus primarily on those companies with market capitalizations similar to the market capitalizations in the S&P 500 Index at the time of the Fund's purchase. Pilgrim Baxter expects to focus primarily on those equity securities whose market capitalizations are over $10 billion at the time of purchase. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential.

Performance
    For the twelve months ended March 31, 2004, PBHG Large Cap Fund (PBHG Class) returned at net asset value 27.20% underperforming the 35.12% return of its benchmark, the S&P 500 Index. See standard performance for all share classes in the table on the following page. Please keep in mind that past performance is no guarantee of future results and the investment return of the Fund will fluctuate.
    In retrospect, it is clear that we positioned the Fund too defensively during the past fiscal year. The period began with a great deal of political and economic uncertainty, as well as market volatility. We responded by continuing to focus on the stocks of companies with strong balance sheets, free cash flow and attractive dividend yields. However, the rapid overthrow of the Iraqi regime, a huge monetary stimulus by the Federal Reserve, and tax cuts clearly were positives for the market. These factors more than offset the longer-term outlook for the future of Iraq and a slow-growing, jobless recovery.
    As the economy improved, cyclically sensitive companies began to enjoy rapid earnings growth and investors flocked to them. They also flocked to what we consider to be low quality companies--those that are highly leveraged or operate in extremely competitive, risky industries. As interest rates fell even further from prior lows, many leveraged companies refinanced their heavy debt burdens and freed up enough cash to keep them viable. As the market improved, higher beta, riskier stocks that had been more severely punished during the market's three-year downturn rose, in some cases, dramatically. Consequently, the technology, basic materials and capital goods industries all outperformed the S&P 500 Index during the past 12 months. Cyclical, highly leveraged, risky--none of these are attributes we seek given the Fund's investment strategies. The stocks of stable, fundamentally strong companies in healthy industries are the holdings we maintain in the portfolio.
    However, we have made one change to the Fund recently. Last year we were in search of dividend yield, partly in response to tax changes and partly as a defensive measure. While we still consider yield as a factor in our investment selection decisions, we do not expect that the Fund will have an average dividend yield above that of the Index, as it had at times in the past.

Portfolio Discussion
    The technology sector was one of the best performers for the Index during the last 12 months and our underweighting, combined with our stock selection, hurt our relative performance. Ironically, some of our best performers for the year were technology holdings, such as AT&T Wireless Services, Nokia and ADP. However, it is what we didn't hold--the high risk, lesser quality tech stocks--that had the greatest impact on our returns versus the Index. Interestingly, in early 2004, the market seemed to be losing some of its appetite for technology. We believe that this sector remains overvalued, in a way that is eerily reminiscent of 1999.
    One sector that produced good results for the Fund was energy. We began the year believing that, in the longer-term, companies owning hard assets, like energy, oil and metals, would become increasingly valued, as limited global supplies faced additional demands from more and more developing economies. Thus, we overweighted this sector throughout the year, which proved beneficial. As oil and gas prices rose, most energy companies began to generate significant free cash flow and their stock prices rose accordingly. ChevronTexaco, Exxon Mobil, and ConocoPhillips were all good performers. Some energy companies are beginning to give their cash flow back to shareholders in the form of stock buybacks and dividend increases. Buybacks and dividend increases generally lead to stock outperformance. As we move into the new fiscal year, the Fund remains overweighted in energy holdings.
    Our overweighting and stock selection within the financial sector also helped our returns. One of the best performers in the group was FleetBoston Financial, advancing on the buyout announcement of Bank of America.
    We entered the year with a positive outlook for health care, but the sector underperformed the market as a whole, both in the Index and in the Fund. Our biggest disappointment was Tenet Healthcare, which in early 2004 lowered its expectations for a turnaround and announced that it would sell a large number of its hospitals and expected little profit from the sales. We continue to hold Tenet, believing that the stock price fully reflects the company's uncertainty. Going forward, we believe that healthcare in general, and pharmaceuticals in particular, should benefit from a maturing of the economic recovery. When earnings growth slows, we believe stable health care earnings growth should begin to be more attractive on a relative basis. Furthermore, we believe that pharmaceutical companies are selling at depressed valuations and the company drug pipelines are not as barren as many investors believe.

* Effective May 3, 2004.

                                               PBHG FUNDS

                                                             PBHG LARGE CAP FUND

           INVESTMENT FOCUS

               STYLE 6

    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |     X     |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N
Source: Pilgrim Baxter & Associates, Ltd.



                     AVERAGE ANNUAL TOTAL RETURN 1 AS OF MARCH 31, 2004
------------------------------------------------------------------------------------------------
                                 One Year      Annualized     Annualized       Annualized
                                  Return     3 Year Return  5 Year Return   Inception to Date
------------------------------------------------------------------------------------------------
  PBHG Class 2                    27.20%         (4.04)%         3.99%           10.50%
------------------------------------------------------------------------------------------------
  Advisor Class 3                 26.81%         (4.28)%         3.79%           10.36%
------------------------------------------------------------------------------------------------
  Class A with load 4             19.36%         (6.40)%         2.18%            8.98%
------------------------------------------------------------------------------------------------
  Class A without load 4          26.65%         (4.53)%         3.40%            9.87%
------------------------------------------------------------------------------------------------
  Class C with load 4             24.68%         (5.25)%         2.62%            9.05%
------------------------------------------------------------------------------------------------
  Class C without load 4          25.68%         (5.25)%         2.62%            9.05%
------------------------------------------------------------------------------------------------

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
   THEIR ORIGINAL COST. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END,
           WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE
            BY CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM.


 COMPARISON OF CHANGE IN THE
VALUE OF A $10,000 INVESTMENT
 IN THE PBHG LARGE CAP FUND -
PBHG CLASS 1 VERSUS THE S&P 500
INDEX AND THE LIPPER LARGE-CAP
     CORE FUNDS AVERAGE

[Line chart omitted -- plot points as follows:]


                           PBHG                       S&P 500                Lipper Large-Cap
                       Large Cap Fund                 Index 5              Core Funds Average 5
12/31/96                   10000                       10000                       10000
1/31/97                    10240                       10625                       10520
2/28/97                    10430                       10708                       10513
3/31/97                    10110                       10268                       10069
4/30/97                    10380                       10881                       10542
5/31/97                    11080                       11544                       11197
6/30/97                    11560                       12061                       11657
7/31/97                    12400                       13020                       12578
8/31/97                    12000                       12291                       12022
9/30/97                    12450                       12964                       12640
10/31/97                   12110                       12531                       12206
11/30/97                   12390                       13111                       12592
12/31/97                   12562                       13336                       12795
1/31/98                    12540                       13484                       12896
2/28/98                    13407                       14456                       13822
3/31/98                    14101                       15197                       14443
4/30/98                    14198                       15350                       14586
5/31/98                    14101                       15086                       14269
6/30/98                    14339                       15698                       14784
7/31/98                    14318                       15531                       14568
8/31/98                    12312                       13286                       12373
9/30/98                    13201                       14137                       13116
10/31/98                   14578                       15287                       14095
11/30/98                   15553                       16213                       14939
12/31/98                   16925                       17148                       15961
1/31/99                    17244                       17865                       16544
2/28/99                    16509                       17310                       15999
3/31/99                    16962                       18002                       16639
4/30/99                    17415                       18699                       17190
5/31/99                    17550                       18258                       16815
6/30/99                    18701                       19271                       17767
7/31/99                    18297                       18669                       17270
8/31/99                    17991                       18577                       17090
9/30/99                    17844                       18068                       16692
10/31/99                   18787                       19211                       17673
11/30/99                   19142                       19601                       18135
12/31/99                   18796                       20756                       19380
1/31/00                    18634                       19713                       18561
2/29/00                    17372                       19340                       18616
3/31/00                    19379                       21232                       20163
4/30/00                    19962                       20593                       19530
5/31/00                    20723                       20171                       19026
6/30/00                    20270                       20668                       19635
7/31/00                    19460                       20345                       19345
8/31/00                    20771                       21608                       20677
9/30/00                    21516                       20468                       19586
10/31/00                   21743                       20381                       19370
11/30/00                   22034                       18774                       17731
12/31/00                   23303                       18866                       17944
1/31/01                    24881                       19535                       18418
2/28/01                    24679                       17754                       16712
3/31/01                    23336                       16629                       15566
4/30/01                    24528                       17922                       16803
5/31/01                    24780                       18042                       16859
6/30/01                    24310                       17603                       16380
7/31/01                    24427                       17429                       16115
8/31/01                    23403                       16338                       15100
9/30/01                    20902                       15019                       13809
10/31/01                   21103                       15305                       14148
11/30/01                   22849                       16479                       15223
12/31/01                   22974                       16624                       15341
1/31/02                    22116                       16381                       15055
2/28/02                    22099                       16065                       14700
3/31/02                    22436                       16669                       15251
4/30/02                    21460                       15659                       14356
5/31/02                    22032                       15543                       14213
6/30/02                    20165                       14436                       13137
7/31/02                    18500                       13311                       12142
8/31/02                    18500                       13398                       12199
9/30/02                    15877                       11942                       10934
10/31/02                   17088                       12993                       11815
11/30/02                   17844                       13758                       12412
12/31/02                   17357                       12950                       11677
1/31/03                    16862                       12610                       11371
2/28/03                    16094                       12421                       11201
3/31/03                    16213                       12542                       11305
4/30/03                    17306                       13575                       12162
5/31/03                    18449                       14290                       12765
6/30/03                    18535                       14473                       12890
7/31/03                    18808                       14728                       13133
8/31/03                    19012                       15015                       13376
9/30/03                    18910                       14855                       13194
10/31/03                   19303                       15696                       13909
11/30/03                   19593                       15834                       14030
12/31/03                   20675                       16664                       14661
1/31/04                    20848                       16970                       14887
2/29/04                    21176                       17206                       15054
3/31/04                    20623                       16946                       14828


1 The PBHG Large Cap Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial adviser. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the PBHG Large Cap Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objectives, risks, charges and expenses and should be read carefully and considered before investing. Prior to April 1, 2003 the PBHG Large Cap Fund was named the PBHG Large Cap Value Fund.
2 The PBHG Large Cap Fund-PBHG Class commenced operations on December 31, 1996. 3 The performance shown for the Advisor Class prior to its inception on December
  29, 2000, is based on the performance and expenses of the PBHG Class shares without the adjustments of the 0.25% service (12b-1) fee. If the service (12b-1) fee had been deducted, the performance of the Fund would have been lower. The Fund's Advisor Class shares and PBHG Class shares would have similar returns because both classes are invested in the same portfolio of securities. Therefore, the performance of the two share classes will differ only to the extent they have different expenses. Subsequent to December 29, 2000, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The average annual total return of the Advisor Class from its inception date to March 31, 2004 was (3.95)%. Advisor Class shares are only available to certain eligible investors. Please see the appropriate prospectus and statement of additional information for a more complete explanation.
4 The PBHG Large Cap Fund-Class A and C shares commenced operations on September
  30, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C, PBHG Class and Advisor Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months.
5 For more information on the S&P 500 Index and the Lipper Large-Cap Core Funds
  Average please see the PBHG Disclosure Notes on page 128.
6 For more information on the Investment Focus Style and Top Ten Holdings please see the PBHG Disclosure Notes on page 129.


SECTOR WEIGHTINGS AT MARCH 31, 2004

[Pie chart omitted -- plot points as follows:]

Basic Materials           6%
Consumer Cyclical        15%
Consumer Non-Cyclical     5%
Energy                   13%
Financial                25%
Health Care              18%
Industrials               3%
Services                  2%
Technology                9%
Transportation            4%

% of Total Portfolio Investments in Common Stock

TOP TEN COMMON STOCK HOLDINGS AT MARCH 31, 2004 6

Microsoft                                         4.9%
Exxon Mobil                                       4.3%
ChevronTexaco                                     3.6%
Citigroup                                         3.3%
Pfizer                                            3.0%
Anadarko Petroleum                                3.0%
Johnson & Johnson                                 2.9%
Fannie Mae                                        2.9%
Wyeth                                             2.8%
Bank of America                                   2.8%
------------------------------------------------------
% of Total Portfolio Investments in Common Stock 33.5%

 PBHG FUNDS

 PBHG MID-CAP FUND

PORTFOLIO MANAGERS: Jerome J. Heppelmann, CFA and James B. Bell, III, CFA*

Portfolio Profile

OBJECTIVE: Above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

INVESTS IN: Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, of medium sized companies.

STRATEGY: The Fund's strategy is to invest in equity securities that Pilgrim Baxter believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. The Fund expects to focus primarily on those companies with market capitalizations similar to the market capitalizations in the S&P MidCap 400 Index at the time of the Fund's purchase. Securities of small and medium sized companies involve greater risk and price volatility than larger, more established companies. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential.

Performance
    For the fiscal year ended March 31, 2004, PBHG Mid-Cap Fund (PBHG Class) increased at net asset value 45.89% underperforming the S&P MidCap 400 Index return of 49.10%. See standard performance for all share classes in the table on the following page. Beginning in mid-March 2003, the market seemed to cast aside many of its concerns regarding deflation, the war in Iraq, higher unemployment and general nervousness regarding a U.S. economic recovery. Although we are now seeing some signs of the economic recovery, the market seems to have not only predicted it, but also unfortunately priced a fairly good recovery into many stocks. We have always tried to be clear that in a strong bull market (which we believe we have been in for the past 12 months), our goal is to post respectable numbers that allow our shareholders the benefits of equity participation, yet balance this exposure with our common sense approach to investing. In markets that move sharply higher, this may often leave us trailing the benchmark slightly, as we pare back positions in which we believe the market has fully recognized the value and attempt to redeploy those assets in companies providing a better risk-return trade-off. Although past performance is no guarantee of future results and the investment return of the Fund will flucuate, we feel strongly that over full market cycles this will lead to superior performance.

Portfolio Discussion
    By far the largest contributor to Fund performance over the past 12 months was our overweight position in the technology sector, coupled with some extremely strong stock selection. This should come as no surprise to long-term shareholders, as the technology sector during the period had many of the characteristics we look for when investing. It is a dynamic sector that we believe has the potential to grow at a much higher rate than the economy as a whole. The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. Despite successive down years for the sector which allowed valuations to fall to a much more compelling level, it also created a latent demand for many of these products helping corporate profits and confidence to rebound. In particular, we were overweight to the semiconductor segment of the technology sector throughout most of the year and took the opportunity towards the end of the period to trim or sell many of our positions while the stock prices still reflected their good news. As a result, we now have an underweight position in semiconductors versus the benchmark and expect this to be the case until we believe the trade-off between valuations, near-term business dynamics and long term growth become more compelling. Companies in this industry that were significant winners, but no longer meet our criteria for investment include Intersil, Broadcom and Synopsys.
    In addition to our strong performance in the semiconductor industry, we also had a positive year in the software industry. Unlike semiconductors, we remain bullish on this sector and feel the industry is still worthy of an overweight position. We continue to find new companies that we think will benefit greatly from a resumption in corporate IT spending. Many of these software companies have been leaders in their specific niche of the software market such as Veritas Software, BMC Software and Cadence Design Systems. The technology recession of the past few years has enabled them to cut operating expenses sharply; allowing any resumption of demand (which we are seeing in a number of our smaller companies) to generate new revenue and to have a significant impact on earnings.
    The consumer segment proved to be the biggest area of disappointment for the Fund over the past 12 months. Unfortunately, we underestimated the U.S. consumer's willingness to take on additional debt (or refinance) to continue their amazing spending habits. Some poor stock selection and our underweight position relative to the benchmark in this area hurt performance. Although on an individual basis some of our holdings performed well, it was simply not enough to keep up with the benchmark's strong performance. The primary contributor to this underperformance was our lack of exposure to the gaming stocks (both casino gaming and video gaming). Although we have had exposure to both types of gaming stocks in the past, we currently believe they are overvalued. Our emphasis in this sector instead, has been on broadcasting companies. We are confident that 2004 will be a great year for broadcasters as the economy continues to rebound, the presidential ad campaigns begin in earnest and the Summer Olympics all help the demand side of the equation. Two of our favorite selections that were relative underperformers last year were Westwood One and Citadel Broadcasting.
    Another sector detracting from performance during the Fund's fiscal year was energy. Yes, we are still bullish on energy. We have been overweight to this sector for a couple of quarters now and remain pleased with our selections. Energy prices continue to be high, natural gas storage levels fell dramatically throughout the winter, and we believe the long-term outlook for these companies remains strong. In our opinion, valuations continue to be compelling and are especially so relative to the average company in the mid-cap range.
    Many industry experts are saying that the "easy money" component of the market's recovery has now past. Although we would have to agree that it did not feel "easy" a year ago we believe the past years experience remains instructive. It is often the best time to buy when it feels the most difficult. We would like to remind investors that the U.S. equity markets remain highly volatile and each individual should be reviewing their personal asset allocation and determining if the risks they have in their portfolio match their tolerance for such risks. We too are following the same philosophy as we have trimmed or sold some of our strong performing semiconductor companies and banks, while adding to our energy and broadcasting positions.
    Looking ahead, we believe that low interest rates, improving company fundamentals and continued economic growth should help boost the market. We want to remind our investors of our approach to equity investing. We attempt to balance a company's valuation with its near-term operating dynamics and long-term growth potential. We are confident that we are continuing to identify stocks that we believe will be winners over the long-term.

* Effective May 3, 2004.

                                           PBHG FUNDS

                                                               PBHG MID-CAP FUND


           INVESTMENT FOCUS

               STYLE 6

    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |      X    |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N
Source: Pilgrim Baxter & Associates, Ltd.




                          AVERAGE ANNUAL TOTAL RETURN 1 AS OF MARCH 31, 2004
------------------------------------------------------------------------------------------------
                                 One Year      Annualized      Annualized      Annualized
                                  Return     3 Year Return   5 Year Return   Inception to Date
------------------------------------------------------------------------------------------------
  PBHG Class 2                    45.89%          7.48%         14.08%           19.21%
------------------------------------------------------------------------------------------------
  Advisor Class 3                 45.47%          7.26%         13.94%           19.11%
------------------------------------------------------------------------------------------------
  Class A with load 4             37.06%          5.01%         12.34%           17.51%
------------------------------------------------------------------------------------------------
  Class A without load 4          45.47%          7.10%         13.68%           18.51%
------------------------------------------------------------------------------------------------
  Class C with load 4             43.42%          6.31%         12.83%           17.63%
------------------------------------------------------------------------------------------------
  Class C without load 4          44.42%          6.31%         12.83%           17.63%
------------------------------------------------------------------------------------------------

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
   THEIR ORIGINAL COST. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END,
           WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE
            BY CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM.


 COMPARISON OF CHANGE IN THE
VALUE OF A $10,000 INVESTMENT
 IN THE PBHG MID-CAP FUND -
  PBHG CLASS VERSUS THE
 S&P MIDCAP 400 INDEX AND
 THE LIPPER MID-CAP CORE
      FUNDS AVERAGE

[Line chart omitted -- plot points as follows:]


                           PBHG                     S&P MidCap                Lipper Mid-Cap
                       Mid-Cap Fund                 400 Index 5             Core Funds Average 5
4/30/97                    10000                       10000                       10000
5/31/97                    10740                       10874                       10920
6/30/97                    11410                       11180                       11376
7/31/97                    12890                       12285                       12257
8/31/97                    13240                       12271                       12285
9/30/97                    14300                       12976                       13092
10/31/97                   13760                       12411                       12586
11/30/97                   13870                       12595                       12602
12/31/97                   14148                       13083                       12819
1/31/98                    14138                       12834                       12670
2/28/98                    15443                       13896                       13685
3/31/98                    16106                       14523                       14314
4/30/98                    16422                       14787                       14495
5/31/98                    15717                       14123                       13877
6/30/98                    15896                       14211                       14052
7/31/98                    15580                       13660                       13344
8/31/98                    12769                       11119                       10897
9/30/98                    13906                       12157                       11603
10/31/98                   15358                       13243                       12299
11/30/98                   16538                       13904                       13050
12/31/98                   18087                       15584                       14148
1/31/99                    18122                       14977                       14076
2/28/99                    17023                       14193                       13319
3/31/99                    17451                       14589                       13857
4/30/99                    17764                       15740                       14757
5/31/99                    18666                       15808                       14874
6/30/99                    20042                       16656                       15781
7/31/99                    20215                       16301                       15533
8/31/99                    19487                       15742                       15151
9/30/99                    19174                       15256                       14947
10/31/99                   19313                       16033                       15625
11/30/99                   20007                       16875                       16583
12/31/99                   22017                       17878                       18238
1/31/00                    20903                       17374                       17748
2/29/00                    21622                       18590                       19773
3/31/00                    24818                       20146                       20546
4/30/00                    24639                       19443                       19500
5/31/00                    25788                       19200                       18860
6/30/00                    25698                       19482                       19915
7/31/00                    25321                       19790                       19668
8/31/00                    27943                       21999                       21682
9/30/00                    27153                       21849                       21346
10/31/00                   26883                       21108                       20641
11/30/00                   25321                       19515                       18767
12/31/00                   27779                       21007                       20233
1/31/01                    28494                       21475                       20568
2/28/01                    27911                       20250                       19308
3/31/01                    27159                       18744                       18112
4/30/01                    29510                       20812                       19744
5/31/01                    30525                       21297                       20208
6/30/01                    30657                       21211                       20206
7/31/01                    30130                       20895                       19808
8/31/01                    29058                       20211                       19040
9/30/01                    24977                       17697                       16734
10/31/01                   26143                       18480                       17390
11/30/01                   28607                       19855                       18653
12/31/01                   29942                       20880                       19580
1/31/02                    28851                       20772                       19364
2/28/02                    28212                       20797                       19157
3/31/02                    29604                       22284                       20366
4/30/02                    29547                       22180                       20201
5/31/02                    29133                       21806                       19865
6/30/02                    26989                       20210                       18491
7/31/02                    24131                       18252                       16649
8/31/02                    24375                       18344                       16739
9/30/02                    22250                       16866                       15457
10/31/02                   23378                       17597                       16055
11/30/02                   25127                       18615                       16973
12/31/02                   24018                       17850                       16257
1/31/03                    23435                       17328                       15875
2/28/03                    23040                       16916                       15529
3/31/03                    23115                       17058                       15656
4/30/03                    24657                       18297                       16776
5/31/03                    27083                       19813                       18165
6/30/03                    27046                       20066                       18426
7/31/03                    27441                       20778                       19029
8/31/03                    28513                       21720                       19841
9/30/03                    28099                       21388                       19502
10/31/03                   30187                       23005                       20920
11/30/03                   30920                       23806                       21512
12/31/03                   32312                       24208                       22045
1/31/04                    33158                       24732                       22572
2/29/04                    33948                       25326                       23035
3/31/04                    33723                       25434                       23030

1 The PBHG Mid-Cap Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial adviser. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the PBHG Mid-Cap Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objectives, risks, charges and expenses and should be read carefully and considered before investing. Prior to April 1, 2003 the PBHG Mid-Cap Fund was known as the PBHG Mid-Cap Value Fund.
2 The PBHG Mid-Cap Fund-PBHG Class commenced operations on April 30, 1997.
3 The performance shown for the Advisor Class prior to its inception on October
  31, 2001, is based on the performance and expenses of the PBHG Class shares without the adjustments of the 0.25% service (12b-1) fee. If the service (12b-1) fee had been deducted, the performance of the Fund would have been lower. The Fund's Advisor Class shares and PBHG Class shares would have similar returns because both classes are invested in the same portfolio of securities. Therefore, the performance of the two share classes will differ only to the extent they have different expenses. Subsequent to October 31, 2001, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The average annual total return of the Advisor Class from its inception date to March 31, 2004 was 10.83%. Advisor Class shares are only available to certain eligible investors. Please see the appropriate prospectus and statement of additional information for a more complete explanation.
4 The PBHG MidCap Fund-Class A and C shares commenced operations on July 31,
  2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C, PBHG Class and Advisor Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months.
5 For more information on the S&P MidCap 400 Index and the Lipper Mid-Cap Core
  Funds Average please see the PBHG Disclosure Notes on page 128.
6 For more information on the Investment Focus Style and Top Ten Holdings please see the PBHG Disclosure Notes on page 129.


SECTOR WEIGHTINGS AT MARCH 31, 2004

[Pie chart omitted -- plot points as follows:]

Basic Materials             2%
Consumer Cyclical          25%
Consumer Non-Cyclical       6%
Energy                     10%
Financial                  20%
Health Care                 8%
Industrial                  3%
Services                    3%
Technology                 21%
Transportation              1%
Utilities                   1%

% of Total Portfolio Investments in Common Stock


TOP TEN COMMON STOCK HOLDINGS AT MARCH 31, 2004 6

Citadel Broadcasting                              2.3%
Baxter International                              2.2%
Intuit                                            2.2%
Westwood One                                      2.2%
Lamar Advertising                                 2.1%
PartnerRe                                         1.9%
Sabre Holdings                                    1.9%
Xerox                                             1.9%
Costco Wholesale                                  1.8%
EW Scripps, Cl A                                  1.8%
------------------------------------------------------
% of Total Portfolio Investments in Common Stock 20.3%

 PBHG FUNDS

PBHG SMALL CAP FUND
PORTFOLIO MANAGERS: Jerome J. Heppelmann, CFA and James B. Bell, III, CFA*

Portfolio Profile

OBJECTIVE: Above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

INVESTS IN: Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with market capitalizations similar to the market capitalizations in the Russell 2000(R) Index at the time of the Fund's investment.

STRATEGY: The Fund's strategy is to invest in equity securities that Pilgrim Baxter believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Securities of small companies involve greater risk and price volatility than larger, more established companies Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential.

Performance
    For the fiscal year ended March 31, 2004, PBHG Small Cap Fund (PBHG Class) increased 52.90% at net asset value, trailing the 63.83% return for the Russell 2000(R) Index. See standard performance for all share classes in the table on the following page. Beginning in mid-March 2003, the market seemed to cast aside many of its concerns regarding deflation, the war in Iraq, higher unemployment and general nervousness regarding a U.S. economic recovery. Although we are now seeing some signs of the economic recovery, the market seems to have not only predicted it, but also unfortunately priced a fairly good recovery into many stocks. We have always tried to be clear that in a strong bull market (which we believe we have been in for the past 12 months), our goal is to post respectable numbers that allow our shareholders the benefits of equity participation, yet balance this exposure with our common sense approach to investing. In markets that move sharply higher, this may often leave us trailing the benchmark slightly, as we pare back positions in which we believe the market has fully recognized the value and attempt to redeploy those assets in companies providing a better risk-return trade-off. Although past performance is no guarantee of future results and the investment returns of the Fund will fluctuate, we feel strongly that over full market cycles this will lead to superior performance.

Portfolio Discussion
    By far the largest contributor to Fund performance over the past 12 months has been our stock selection in the technology sector. Unfortunately, our underweighting of this sector during the period compromised its impact. March of 2003 saw the small cap technology sector beginning to exhibit many of the characteristics we look for when investing. It is a dynamic sector that has the potential to grow at a rate much higher than the economy as a whole. The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. Despite successive down years for the sector which allowed valuations to fall to a much more compelling level, it also created a latent demand for many of these products helping corporate profits and confidence to rebound. In retrospect, we wish we had overweighted this sector immediately upon seeing some of these more positive characteristics. On the other hand, we were slightly overweight versus the benchmark to the semiconductor segment of the technology sector throughout most of the year. Towards the end of the period we took the opportunity to trim or sell many of our semiconductor positions while the stock prices still reflected their good news. As a result, we now have an underweight position in semiconductors versus the benchmark and expect this to be the case until we believe the trade-off between valuations, near-term business dynamics and long term growth become more compelling. Companies in this industry that were significant winners, but no longer meet our criteria for investment include Fairchild Semiconductor International, Lam Research and Cypress Semiconductor.
    In addition to our strong performance in the semiconductor industry, we also had some good performers from the software industry. Unlike semiconductors, however, we remain very bullish on this sector and feel the software segment is still worthy of an overweight position relative to the benchmark. We continue to find new companies that we think will benefit greatly from a resumption in corporate IT spending. Many of these software companies are leaders in their specific niche of the software market and the technology recession of the past few years has enabled them to cut operating expenses sharply; allowing any resumption of demand to generate new revenue and to have a significant impact on earnings. Top performers that we still believe hold significant upside include Filenet and Parametric Technology.
    The consumer segment proved to be the biggest area of disappointment for the Fund over the past 12 months. Unfortunately, we underestimated the U.S. consumer's willingness to take on additional debt (or refinance) to continue their amazing spending habits. Some poor stock selection and our underweight position relative to the benchmark in this area hurt performance. Although on an individual basis some of our holdings performed well, it was simply not enough to keep up with the benchmark's strong performance. A primary contributor to this underperformance was our lack of exposure to the gaming stocks (both casino gaming and video gaming). Although we have had exposure to both types of gaming stocks in the past, we currently believe they are overvalued. Our emphasis in this sector instead, has been on broadcasting companies. We are confident that 2004 will be a great year for broadcasters as the economy continues to rebound, the presidential ad campaigns begin in earnest and the Summer Olympics all help the demand side of the equation. Two of our favorite selections that were relative underperformers last year were Emmis Communications and Sinclair Broadcast Group.
    Another area detracting from performance during the year was the energy sector. Yes, we are still bullish on energy. We have been overweight to this sector for the past few quarters and remain pleased with our holdings. Energy prices have remained high, natural gas storage levels fell dramatically throughout the winter and the long-term outlook for these companies remains strong. We believe the valuation level of these stocks continues to be compelling, especially relative to the average company in the small-cap range.
    Many industry experts are saying that the "easy money" component of the market's recovery has now past. Although we would have to agree that it didn't feel "easy" a year ago, we believe the past years experience remains instructive. It is often the best time to buy when it feels the most difficult. We would like to remind investors that the U.S. equity markets remain highly volatile and each individual should be reviewing their personal asset allocation and determining if the risks they have in their portfolio match their tolerance for such risks. We too are following the same philosophy as we have trimmed our strong performing semiconductor companies and banks, while adding to our software and broadcasting positions going forward. We are confident that we are continuing to identify stocks that we believe will be winners over the long-term.

* Effective May 3, 2004.

                                          PBHG FUNDS

                                                             PBHG SMALL CAP FUND


           INVESTMENT FOCUS

               STYLE 6

    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |      X    |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N
Source: Pilgrim Baxter & Associates, Ltd.



                  AVERAGE ANNUAL TOTAL RETURN 1 AS OF MARCH 31, 2004

                               One Year        Annualized     Annualized      Annualized
                                 Return      3 Year Return  5 Year Return   Inception to Date
-----------------------------------------------------------------------------------------------
  PBHG Class 2                   52.90%           3.16%         13.25%           13.43%
-----------------------------------------------------------------------------------------------
  Advisor Class 3                52.65%           2.94%         13.10%           13.32%
-----------------------------------------------------------------------------------------------
  Class A with load 4            43.76%           0.89%         11.65%           12.17%
-----------------------------------------------------------------------------------------------
  Class A without load 4         52.57%           2.90%         12.97%           13.14%
-----------------------------------------------------------------------------------------------
  Class C with load 4            50.40%           2.13%         12.12%           12.29%
-----------------------------------------------------------------------------------------------
  Class C without load 4         51.40%           2.13%         12.12%           12.29%
-----------------------------------------------------------------------------------------------

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
   THEIR ORIGINAL COST. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END,
           WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE
            BY CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM.


 COMPARISON OF CHANGE IN
  THE VALUE OF A $10,000
INVESTMENT IN THE PBHG SMALL
CAP FUND - PBHG CLASS VERSUS
THE RUSSELL 2000(R) INDEX AND
   THE LIPPER SMALL-CAP
    CORE FUNDS AVERAGE

[Line chart omitted -- plot points as follows:]


                           PBHG                      Russell                 Lipper Small-Cap
                      Small Cap Fund              2000(R) Index 5           Core Funds Average 5
4/30/97                    10000                       10000                       10000
5/31/97                    10880                       11113                       11037
6/30/97                    11800                       11589                       11629
7/31/97                    13070                       12128                       12325
8/31/97                    13370                       12405                       12598
9/30/97                    14550                       13313                       13505
10/31/97                   14210                       12729                       13043
11/30/97                   14200                       12646                       12928
12/31/97                   14539                       12868                       13057
1/31/98                    14518                       12665                       12822
2/28/98                    15615                       13601                       13740
3/31/98                    16227                       14162                       14360
4/30/98                    16438                       14240                       14469
5/31/98                    15520                       13473                       13775
6/30/98                    15098                       13501                       13673
7/31/98                    14402                       12409                       12722
8/31/98                    11490                        9999                       10317
9/30/98                    11838                       10782                       10766
10/31/98                   12872                       11221                       11227
11/30/98                   13811                       11809                       11858
12/31/98                   14703                       12540                       12515
1/31/99                    14410                       12706                       12420
2/28/99                    13237                       11677                       11486
3/31/99                    12831                       11860                       11503
4/30/99                    13429                       12922                       12465
5/31/99                    14004                       13111                       12808
6/30/99                    14962                       13704                       13515
7/31/99                    15255                       13328                       13404
8/31/99                    15131                       12835                       12945
9/30/99                    15131                       12838                       12855
10/31/99                   14771                       12890                       12828
11/30/99                   15605                       13659                       13560
12/31/99                   17443                       15205                       14697
1/31/00                    17217                       14961                       14341
2/29/00                    19845                       17432                       15830
3/31/00                    21141                       16283                       16045
4/30/00                    20149                       15303                       15486
5/31/00                    20431                       14411                       14971
6/30/00                    22348                       15667                       15992
7/31/00                    21649                       15163                       15709
8/31/00                    23734                       16320                       17025
9/30/00                    23362                       15840                       16691
10/31/00                   22325                       15133                       16267
11/30/00                   20532                       13580                       14912
12/31/00                   23176                       14746                       16348
1/31/01                    24165                       15514                       17094
2/28/01                    22916                       14496                       16222
3/31/01                    21774                       13787                       15469
4/30/01                    23317                       14865                       16698
5/31/01                    24024                       15231                       17260
6/30/01                    24071                       15757                       17694
7/31/01                    23729                       14904                       17267
8/31/01                    23140                       14422                       16806
9/30/01                    19346                       12481                       14721
10/31/01                   20831                       13211                       15465
11/30/01                   22834                       14234                       16520
12/31/01                   24319                       15113                       17553
1/31/02                    23364                       14956                       17475
2/28/02                    22575                       14546                       17206
3/31/02                    24330                       15715                       18523
4/30/02                    23706                       15858                       18717
5/31/02                    22598                       15154                       18054
6/30/02                    20902                       14402                       17137
7/31/02                    17049                       12227                       14825
8/31/02                    17520                       12196                       14873
9/30/02                    16295                       11320                       13812
10/31/02                   16625                       11683                       14184
11/30/02                   17626                       12725                       15171
12/31/02                   16542                       12017                       14534
1/31/03                    15953                       11684                       14124
2/28/03                    15423                       11331                       13675
3/31/03                    15635                       11477                       13805
4/30/03                    17108                       12565                       15000
5/31/03                    18533                       13914                       16415
6/30/03                    18769                       14166                       16822
7/31/03                    19500                       15052                       17694
8/31/03                    20383                       15742                       18506
9/30/03                    19794                       15452                       18221
10/31/03                   21597                       16749                       19706
11/30/03                   22292                       17344                       20421
12/31/03                   22964                       17695                       20962
1/31/04                    23564                       18464                       21675
2/29/04                    23883                       18630                       22013
3/31/04                    23906                       18803                       22193

1 The PBHG Small Cap Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial adviser. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the PBHG Small Cap Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objectives, risks, charges and expenses and should be read carefully and considered before investing. Prior to April 1, 2003 the PBHG Small Cap Fund was named the PBHG Small Cap Value Fund.
2 The PBHG Small Cap Fund-PBHG Class commenced operations on April 30, 1997.
3 The performance shown for the Advisor Class prior to its inception on December
  29, 2000, is based on the performance and expenses of the PBHG Class shares without the adjustments of the 0.25% service (12b-1) fee. If the service (12b-1) fee had been deducted, the performance of the Fund would have been lower. The Fund's Advisor Class shares and PBHG Class shares would have similar returns because both classes are invested in the same portfolio of securities. Therefore, the performance of the two share classes will differ only to the extent they have different expenses. Subsequent to December 29, 2000, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The average annual total return of the Advisor Class from its inception date to March 31, 2004 was 0.74%. Advisor Class shares are only available to certain eligible investors. Please see the appropriate prospectus and statement of additional information for a more complete explanation.
4 The PBHG Small Cap Fund-Class A and C shares commenced operations on September
  30, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C, PBHG Class and Advisor Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months.
5 For more information on the Russell 2000(R) Index and the Lipper Small-Cap
  Core Funds Average please see the PBHG Disclosure Notes on page 128.
6 For more information on the Investment Focus Style and Top Ten Holdings please see the PBHG Disclosure Notes on page 129.


SECTOR WEIGHTINGS AT MARCH 31, 2004

[Pie chart omitted -- plot points as follows:]

Basic Materials           1%
Consumer Cyclical        22%
Consumer Non-Cyclical     1%
Energy                   12%
Financial                17%
Health Care              12%
Industrial                6%
Services                 10%
Technology               17%
Transportation            1%
Utilities                 1%


% of Total Portfolio Investments in Common Stock


TOP TEN COMMON STOCK HOLDINGS AT MARCH 31, 2004 6

Too                                               2.7%
Meristar Hospitality                              2.3%
Emmis Communications, Cl A                        2.1%
Sinclair Broadcast Group, Cl A                    2.0%
Brink's                                           1.9%
Quantum                                           1.7%
Covance                                           1.7%
Core Laboratories                                 1.6%
Dillard's, Cl A                                   1.6%
Integrated Alarm Services Group                   1.6%
------------------------------------------------------
% of Total Portfolio Investments in Common Stock 19.2%

  PBHG FUNDS


PBHG CLIPPER FOCUS FUND
PORTFOLIO MANAGERS: James Gipson, Douglas Grey, Peter Quinn, Michael Sandler, Bruce Veaco, Nugroho Soeharto and Kelly Sueoka

Portfolio Profile

OBJECTIVE:  Long-term capital growth

INVESTS IN: Under normal market conditions, the Fund, a non-diversified fund, invests for the long-term in equity securities whose share price trades below Pacific Financial Research, Inc.'s (PFR) estimate of their intrinsic value. Based upon extensive fundamental research, PFR, the Fund's sub-adviser, prepares valuation models for each company being analyzed to identify companies that it believes the market has undervalued.

STRATEGY: The Fund's strategy is to generally invest in between 15 to 35 stocks. The Fund will generally hold its investment in a particular company for an extended period. PFR expects cash reserves to be less than 5% of the total assets of the Fund. The Fund may also invest in special situations. A special situation may arise when PFR believes the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company, such as events that could change or temporarily hamper the ongoing operations of the company. Investors should note that funds that invest in a limited number of securities may involve greater risk than more diversified funds, including a greater potential for price volatility.

Performance
    For the 12 months ended March 31, 2004, PBHG Clipper Focus Fund (PBHG Class) returned at net asset value 34.82% slightly underperforming the 35.12% return of its benchmark, the S&P 500 Index. See standard performance for all share classes in the table on the following page. Investors should keep in mind that past performance is not a guarantee of future results, the investment return of the Fund will fluctuate, and funds that invest in a limited number of securities like the PBHG Clipper Focus Fund may involve greater risks and more price volatility than more diversified funds.
    The first two quarters of the fiscal year were kinder to us than the last two. However, throughout the last twelve months we have invested the Fund according to the injunction given to young doctors: First, do no harm. Both doctors and investors feel a strong impulse toward action. However, the impulse to do something does not necessarily mean that there is an opportunity to do something smart and productive.
    For our investment style, opportunity, or the lack thereof, is the current problem. We believe that the stock market has risen to generously priced levels. Unlike the "irrational exuberance" of the late 1990s that concentrated in technology issues, today's rising tide of equity prices has lifted all boats. We also think that similarly generous valuations now exist for government bonds, junk bonds and real estate. Normally the investment landscape looks like Colorado--with peak prices in some asset classes next to valleys of cheapness in others. In contrast, today's investment landscape looks to us like Nebraska--flat, but at a high level.
    The current lack of cheap opportunities is a challenge to even the most able value investor. On the other hand, we agree with Napoleon, who observed that, "ability has nothing to do with opportunity." In contrast to the market of two years ago, in which we found a number of cheap stocks to buy, recently we have found more to sell. The consequence is a shrinking number of stocks in the Fund. While we remain comfortable with the holdings in the Fund, we may sell or lighten some of the companies we own on further price appreciation.

Portfolio Discussion
    One of the best performers in the Fund during the past year was Tyco International. As we predicted last year, investors shifted their attention from past scandals to future profits. Today, Tyco is looking more like a company with good businesses, dominant market shares and cash generating capability.
    One of our worst performers was Tenet Healthcare, the Fund's largest health care holding. Tenet recently lowered its expectations for a turnaround and announced that it would sell a large number of hospitals. Although this is negatively affecting the stock in the short-term, we believe the stock remains undervalued and that there will be an increase in demand for hospital beds in the future.
    The consumer group turned in a very good performance for the fiscal year. The sector was led by strong performances by Tyson Foods and McDonald's, both of which we eliminated from the Fund after their stock prices reached what we believed to be their intrinsic value. Also boosting this sector's performance was Altria Group which rose after its domestic tobacco subsidiary, Philip Morris USA, experienced some litigation success.
    Two of the largest positions in the portfolio--Fannie Mae and Freddie Mac--produced below-Index results for the year due to the controversy surrounding their operations as Government Sponsored Enterprises (GSEs). Both companies are stockholder-owned, but operate under Congressional charter to promote home ownership by ensuring the adequate flow of money into the mortgage lending market. The controversy stems from two separate issues. The first is the implicit subsidy these entities receive in the form of lower borrowing costs, which results from widespread belief that the federal government will stand behind the obligations of its GSEs. Many analysts question how much of the subsidy the GSEs capture and how much they pass on to homeowners. The second issue involves determining the best regulatory framework necessary to ensure the safety and soundness of these very large institutions. While these issues are important, we believe that the controversy distracts investors' attention away from the real risk to any leveraged financial institution--declining asset quality. On that issue, we believe Fannie and Freddie have done a great job of keeping losses low in their mortgage portfolios. We have chosen to hold these currently controversial companies because we believe they are very good businesses. Their efficient operations and implicit subsidy create "a big fat gap" (Fed Chairman Alan Greenspan's accurate, albeit inelegant, description) between borrowing costs and portfolio income that, in our view, translates into high profitability. And they are cheap; both companies sell at about ten times this year's earnings, barely more than half the multiple of the S&P 500.
    We only wish today's stock market provided more opportunities to buy very good businesses at very cheap prices. We believe that many companies are overvalued and there are few companies selling for a significant discount to our estimate of intrinsic value.

                                   PBHG FUNDS

                                                         PBHG CLIPPER FOCUS FUND


           INVESTMENT FOCUS

                STYLE 7

    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|     X     |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N
Source: Pilgrim Baxter & Associates, Ltd.



                 AVERAGE ANNUAL TOTAL RETURN 1 AS OF MARCH 31, 2004

                                 One Year      Annualized      Annualized      Annualized
                                  Return      3 Year Return  5 Year Return   Inception to Date
------------------------------------------------------------------------------------------------
  PBHG Class 2                    34.82%          6.55%         12.46%           13.49%
------------------------------------------------------------------------------------------------
  Advisor Class 3                 34.58%          6.49%         12.42%           13.45%
------------------------------------------------------------------------------------------------
  Class A with load 4             26.68%          4.13%         10.77%           11.92%
------------------------------------------------------------------------------------------------
  Class A without load 4          34.46%          6.21%         12.08%           13.11%
------------------------------------------------------------------------------------------------
  Class C with load 4             32.51%          5.43%         11.25%           12.28%
------------------------------------------------------------------------------------------------
  Class C without load 4          33.51%          5.43%         11.25%           12.28%
------------------------------------------------------------------------------------------------

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
   THEIR ORIGINAL COST. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END,
           WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE
            BY CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM.


 COMPARISON OF CHANGE IN THE
VALUE OF A $10,000 INVESTMENT
 IN THE PBHG CLIPPER FOCUS
FUND - PBHG CLASS VERSUS THE
S&P 500 INDEX AND THE LIPPER
MULTI-CAP VALUE FUNDS AVERAGE

[Line chart omitted -- plot points as follows:]


                       PBHG Clipper                   S&P 500                Lipper Multi-Cap
                        Focus Fund                    Index 5              Value Funds Average 6
9/10/98                    10000                       10000                       10000
9/30/98                    10260                       10387                       10000
10/31/98                   11700                       11232                       10793
11/30/98                   12040                       11913                       11287
12/31/98                   11791                       12599                       11592
1/31/99                    11501                       13126                       11621
2/28/99                    11290                       12718                       11321
3/31/99                    11230                       13227                       11639
4/30/99                    12233                       13739                       12616
5/31/99                    12203                       13415                       12584
6/30/99                    12354                       14159                       13008
7/31/99                    12122                       13717                       12625
8/31/99                    11971                       13649                       12241
9/30/99                    11649                       13275                       11728
10/31/99                   11528                       14115                       12114
11/30/99                   11447                       14402                       12150
12/31/99                   11569                       15250                       12503
1/31/00                    11046                       14484                       11941
2/29/00                     9856                       14210                       11410
3/31/00                    10846                       15600                       12677
4/30/00                    11207                       15131                       12683
5/31/00                    11805                       14820                       12827
6/30/00                    11542                       15186                       12476
7/31/00                    12039                       14948                       12573
8/31/00                    12920                       15877                       13386
9/30/00                    13915                       15038                       13326
10/31/00                   14758                       14975                       13699
11/30/00                   15195                       13794                       13184
12/31/00                   16692                       13862                       14008
1/31/01                    16445                       14354                       14421
2/28/01                    16972                       13045                       14009
3/31/01                    16697                       12218                       13534
4/30/01                    17171                       13168                       14296
5/31/01                    17527                       13256                       14582
6/30/01                    17492                       12933                       14327
7/31/01                    17341                       12806                       14291
8/31/01                    17438                       12004                       13794
9/30/01                    16603                       11035                       12627
10/31/01                   16776                       11246                       12801
11/30/01                   18209                       12108                       13602
12/31/01                   18684                       12214                       13955
1/31/02                    18955                       12036                       13801
2/28/02                    19238                       11804                       13717
3/31/02                    20172                       12248                       14366
4/30/02                    19730                       11505                       13936
5/31/02                    20431                       11420                       13894
6/30/02                    18278                       10607                       12875
7/31/02                    17528                        9780                       11729
8/31/02                    18143                        9844                       11853
9/30/02                    15363                        8774                       10568
10/31/02                   16236                        9547                       11182
11/30/02                   17356                       10109                       11991
12/31/02                   16729                        9515                       11439
1/31/03                    16274                        9265                       11191
2/28/03                    15122                        9126                       10884
3/31/03                    14983                        9215                       10887
4/30/03                    16476                        9974                       11798
5/31/03                    18071                       10500                       12671
6/30/03                    18007                       10634                       12819
7/31/03                    17995                       10821                       13011
8/31/03                    18881                       11032                       13352
9/30/03                    18767                       10915                       13207
10/31/03                   19235                       11532                       13949
11/30/03                   19703                       11634                       14190
12/31/03                   20988                       12244                       14948
1/31/04                    21115                       12469                       15254
2/29/04                    20950                       12642                       15581
3/31/04                    20199                       12451                       15428

1 The PBHG Clipper Focus Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial adviser. Securities of small and medium sized companies involve greater risk and price volatility than larger, more established companies. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the PBHG Clipper Focus Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objectives, risks, charges and expenses and should be read carefully and considered before investing.
2 The PBHG Clipper Focus Fund-PBHG Class commenced operations on September 10,
  1998.
3 The performance shown for the Advisor Class prior to its inception on June 30, 2003, is based on the performance and expenses of the PBHG Class shares without the adjustments of the 0.25% service (12b-1) fee. If the service (12b-1) fee had been deducted, the performance of the Fund would have been lower. The Fund's Advisor Class shares and PBHG Class shares would have similar returns because both classes are invested in the same portfolio of securities. Therefore, the performance of the two share classes will differ only to the extent they have different expenses. Subsequent to June 30, 2003, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The cumulative total return of the Advisor Class from its inception date to March 31, 2004 was 11.97%. Advisor Class shares are only available to certain eligible investors. Please see the appropriate prospectus and statement of additional information for a more complete explanation.
4 The PBHG Clipper Focus Fund-Class A and C shares commenced operations on July
  31, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C, PBHG Class and Advisor Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of .25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months.
5 For more information on the S&P 500 Index please see the PBHG Disclosure Notes on page 128.
6 The chart assumes $10,000 invested in the Lipper Multi-Cap Value Funds Average at September 30, 1998. For more information on the Lipper Multi-Cap Value Funds Average please see the PBHG Disclosure Notes on page 128.
7 For more information on the Investment Focus Style and Top Ten Holdings please see the PBHG Disclosure Notes on page 129.


SECTOR WEIGHTINGS AT MARCH 31, 2004

[Pie chart omitted -- plot points as follows:]

Consumer Cyclical         5%
Consumer Non-Cyclical    27%
Energy                    4%
Financial                28%
Health Care              15%
Industrial                9%
Services                  9%
Technology                3%


% of Total Portfolio Investments in Common Stock

TOP TEN COMMON STOCK HOLDINGS AT MARCH 31, 2004 7

Freddie Mac                                       9.9%
Tyco International                                8.7%
Altria Group                                      8.0%
Fannie Mae                                        7.2%
Electronic Data Systems                           6.3%
Kraft Foods, Cl A                                 5.4%
American Express                                  5.1%
Kroger                                            4.6%
Tenet Healthcare                                  4.2%
El Paso                                           3.9%
------------------------------------------------------
% of Total Portfolio Investments in Common Stock 63.3%

PBHG FUNDS


PBHG SMALL CAP VALUE FUND
PORTFOLIO MANAGER: Frank H. Reichel, III, CFA

Portfolio Profile
OBJECTIVE:  Long-term growth of capital.

INVESTS IN: Under normal market conditions, the Fund invests at least 80% of its assets in value securities, such as common stocks, of domestic small sized companies with market capitalizations similar to the market capitalizations in the Russell 2000(R) Value Index at the time of the Fund's purchase. The Fund may also invest in value securities of foreign small capitalization companies that are traded on U.S. securities markets.

STRATEGY: The Fund's strategy is to invest in value securities that Thompson, Siegel & Walmsley ("TS&W"), the Fund's sub-adviser believes present a value or potential worth which is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. TS&W uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when TS&W believes a security has become overvalued or shows deteriorating fundamentals. An investment in smaller capitalization companies involves greater risk and price volatility than securities of larger, more established companies.

Performance
    For the fiscal year ended March 31, 2004, PBHG Small Cap Value Fund (PBHG Class) posted a net asset value gain of 58.56% compared with a 29.60% rise for the Russell 2000(R) Value Index. See standard performance for all share classes in the table on the following page. Although past performance is no guarantee of future results and the investment return of the Fund will fluctuate, the Fund also underperformed the broader small cap Russell 2000(R) Index which rose 26.90% during that same period. The last twelve months have been strong for the equity markets in general and we are pleased that we have been able to keep up while employing a strict value discipline in managing the portfolio. While the economy is improving, we are cautious in our outlook, given how far and how fast the market has come since its lows in March 2003. As this report goes to press we have passed the one-year anniversary of the Iraq invasion, and while the goal of removing Saddam Hussein has been accomplished, we are a long way from achieving peace in the region.
    One of the core tenants of our investment approach is our belief that value wins over time. We manage the Fund in a risk conscious manner, which tries to balance the risk/return tradeoff available in the small cap part of the market. In addition to buying undervalued companies, risk is primarily controlled through diversification across both economic sectors and individual stock holdings. This Fund does not try to mimic the Russell 2000(R) Value Index either in its sector weights or portfolio holdings. To use a baseball analogy, we are trying to hit singles consistently, not reaching for grand slam homeruns. As is the case over most time periods, no one stock or sector contributed the lion's share of the performance due to diversification and the risk controls we have in place.

Portfolio Discussion
    One of our top performing sectors for the period was consumer staples, where stock selection helped us outperform a sector that traditionally lags the market during periods of rising economic activity. Sanderson Farms, a Mississippi-based chicken producer, almost doubled in value as protein-related commodities saw a surge in price. We trimmed our position in Sanderson as the holding size approached 3% of the portfolio. 7-Eleven was another winner in this sector as the company reported strong same store sales and continued to reduce debt and lower its risk profile.
    Our overweight position versus the benchmark in producer durables also helped our performance as the economy picked up momentum. MTS Systems, which makes computer-aided engineering software, was our strongest performing stock in the sector based on its numerous new contract awards. Actuant was also a big winner as they continued to expand their dominance in the recreational vehicle and automobile convertible top market. Actuant won 17 of the last 22 convertible top platforms announced by the major automobile manufacturers. Engineered Support Systems, another holding in this sector, benefited from continued defense-related spending focused on the military's rapid deployment capability. New names added in this sector during the period included Briggs & Stratton, which has increased manufacturing margins while sales of their generators and other power equipment has grown, and Joy Global, which makes mining equipment primarily for the coal industry.
    In the energy sector we were aided by a rise in energy and refined product prices. Tesoro Petroleum, a west coast refiner, was our best performing energy stock, as California refining capacity remained very tight. The strong pricing environment produced extraordinary cash flow, which allowed Tesoro to restructure their balance sheet, making the stock less risky and causing the valuation to expand. Berry Petroleum, Comstock Resources and Magnum Hunter Resources were additional beneficiaries of higher crude oil and natural gas prices.
    During the period, health care was the top-performing sector for the benchmark. Despite being overweight to this sector, we did not participate in the Biotech rally hurting performance relative to the benchmark. Our best health care performer this year was Pacificare Health Systems which saw a significant improvement in its business at the same time the national HMO industry saw a return to growth. We believe BioRad Labs, the leading producer of tests for Mad Cow Disease, should benefit from at least a doubling of the number of mandated tests as new government guidelines are published.
    Our overweight position in the technology sector also added value. However, we were generally invested in less volatile names than the Index. NAM TAI Electronics, an electronics component manufacturer for consumer products such as LCD screens, cell phones and video games, performed especially well. Other names that contributed were Ansys, which makes simulation and testing software for manufacturers, and Flir Systems, which makes night vision and thermograph equipment. We trimmed our strong performers throughout the year, redeploying the assets into companies in the manufacturing and defense related industries.
    Our worst performing sector relative to the benchmark for the period was materials & processing, where we were both underweight and had poor stock selection. While no portfolio holding in this sector was down for the year, we did not participate fully in the commodity rally that took place in the cyclical metals-related industries. Given the move many of these stocks had already had in the previous 12 months, we thought valuations had gotten ahead of themselves.
    The utilities sector produced the lowest absolute return for both the Fund and the Index. The bulk of the sector's performance came from companies undergoing restructuring where we had no exposure during the period. Instead, we remained invested in diversified utilities that had exposure to higher natural gas prices.
    In closing, the PBHG Small Cap Value investment team believes the outlook for small cap value stocks is good as they continue to benefit from the improving economic situation. There are still some areas of concern, such as Iraq and interest rates. However, should political tension in Iraq be closer to resolution and interest rates remain in a reasonable range, we believe the market could have a much better year than many are expecting.

                                   PBHG FUNDS

                                                       PBHG SMALL CAP VALUE FUND

           INVESTMENT FOCUS

                STYLE 6

    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|     X     |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N
Source: Pilgrim Baxter & Associates, Ltd.




                AVERAGE ANNUAL TOTAL RETURN 1 AS OF MARCH 31, 2004

                                 One Year            Annualized            Annualized
                                  Return            3 Year Return       Inception to Date
-------------------------------------------------------------------------------------------
  PBHG Class 2                    58.56%                21.01%               22.46%
-------------------------------------------------------------------------------------------
  Class A with load 3             48.94%                18.11%               19.94%
-------------------------------------------------------------------------------------------
  Class A without load 3          58.04%                20.46%               21.90%
-------------------------------------------------------------------------------------------
  Class C with load 3             55.86%                19.36%               20.76%
-------------------------------------------------------------------------------------------
  Class C without load 3          56.86%                19.36%               20.76%
-------------------------------------------------------------------------------------------

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
   THEIR ORIGINAL COST. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END,
           WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE
            BY CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM.


 COMPARISON OF CHANGE IN THE
 VALUE OF A $10,000 INVESTMENT
 IN THE PBHG SMALL CAP VALUE
 FUND - PBHG CLASS VERSUS THE
RUSSELL 2000(R) VALUE INDEX AND
  THE LIPPER SMALL-CAP CORE
        FUNDS AVERAGE

[Line chart omitted -- plot points as follows:]


                      PBHG Small Cap              Russell 2000(R)            Lipper Small-Cap
                         Value Fund                Value Index 4           Core Funds Average 5
7/31/00                    10000                       10000                       10000
8/31/00                    10942                       10447                       10838
9/30/00                    11092                       10388                       10626
10/31/00                   11102                       10351                       10356
11/30/00                   10491                       10140                        9493
12/31/00                   11824                       11230                       10407
1/31/01                    12174                       11540                       10882
2/28/01                    11974                       11524                       10327
3/31/01                    11864                       11339                        9848
4/30/01                    12355                       11864                       10630
5/31/01                    13337                       12169                       10988
6/30/01                    13818                       12658                       11264
7/31/01                    13687                       12375                       10992
8/31/01                    13437                       12332                       10699
9/30/01                    12265                       10971                        9371
10/31/01                   12685                       11257                        9845
11/30/01                   13206                       12066                       10517
12/31/01                   13908                       12805                       11174
1/31/02                    13918                       12975                       11125
2/28/02                    14519                       13054                       10953
3/31/02                    15441                       14031                       11791
4/30/02                    15812                       14525                       11915
5/31/02                    15681                       14045                       11493
6/30/02                    15681                       13734                       10909
7/31/02                    14178                       11693                        9438
8/31/02                    14248                       11641                        9468
9/30/02                    13196                       10810                        8793
10/31/02                   13587                       10972                        9029
11/30/02                   13848                       11848                        9658
12/31/02                   13788                       11342                        9252
1/31/03                    13627                       11022                        8991
2/28/03                    13066                       10652                        8705
3/31/03                    13257                       10766                        8788
4/30/03                    14248                       11788                        9549
5/31/03                    15210                       12992                       10450
6/30/03                    15752                       13212                       10709
7/31/03                    16230                       13871                       11263
8/31/03                    16811                       14398                       11780
9/30/03                    16721                       14233                       11599
10/31/03                   18214                       15393                       12544
11/30/03                   19096                       15984                       13000
12/31/03                   19747                       16562                       13344
1/31/04                    19979                       17135                       13798
2/29/04                    20525                       17467                       14013
3/31/04                    21020                       17708                       14128

1 The PBHG Small Cap Value Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors considering the PBHG Small Cap Value Fund should have a long-term investment horizon. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the PBHG Small Cap Value Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objectives, risks, charges and expenses and should be read carefully and considered before investing for more current investment results. For performance information regarding other share classes please consult your financial adviser.
2 The PBHG Small Cap Value Fund-PBHG Class commenced operations on July 25,
  2003. Prior to July 28, 2003, the PBHG Class shares of PBHG Small Cap Value Fund (the "Fund") were known as the TS&W Small Cap Value Fund, LLC (the "LLC"). On July 25, 2003, the Fund acquired the assets of the LLC. The LLC was managed by Thompson, Siegel & Walmsley, Inc., the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of the predecessor LLC. However, the predecessor LLC was not registered under the 1940 Act nor was it subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results. The performance information shown prior to July 28, 2003 are based on the historical performance of the Fund's predecessor entity (whose inception date was July 31, 2000) which have been restated to reflect the higher expenses applicable to the PBHG Class shares.
3 The PBHG Small Cap Value Fund-Class A and C shares commenced operations on
  July 31, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C and PBHG Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months.
4 For more information on the Russell 2000(R)Value Index please see the PBHG
  Disclosure Notes on page 128.
5 The chart assumes $10,000 invested in the Lipper Small-Cap Core Funds Average at April 30, 1997. For more information on the Lipper Small-Cap Core Funds Average please see the PBHG Disclosure Notes on page 128.
6 For more information on the Investment Focus Style and Top Ten Holdings please see the PBHG Disclosure Notes on page 129.


SECTOR WEIGHTINGS AT MARCH 31, 2004

[Pie chart omitted -- plot points as follows:]

Basic Materials             6%
Consumer Cyclical          14%
Consumer Non-Cyclical       2%
Energy                     12%
Financial                  19%
Health Care                 8%
Industrial                 17%
Services                    6%
Technology                  8%
Transportation              4%
Utilities                   4%

% of Total Portfolio Investments in Common Stock


TOP TEN COMMON STOCK HOLDINGS AT MARCH 31, 2004 6

Scientific Games, Cl A                            2.6%
General Maritime                                  2.5%
Actuant, Cl A                                     2.5%
Pacificare Health Systems                         2.4%
MTS Systems                                       2.4%
Respironics                                       2.2%
Aaron Rents                                       2.1%
Energen                                           2.0%
ESCO Technologies                                 2.0%
Wintrust Financial                                1.9%
------------------------------------------------------
% of Total Portfolio Investments in Common Stock 22.6%

 PBHG FUNDS


PBHG REIT FUND
PORTFOLIO MANAGERS: Timothy J. Pire, CFA, Lawrence S. Antonatos and Randall E. Newsome

Portfolio Profile

OBJECTIVE:  High total return consistent with reasonable risk

INVESTS IN: Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of corporations principally engaged in the real estate industry such as "real estate investment trusts" (REITS). Heitman, the Fund's sub-adviser, considers a company principally engaged if it derives at least 50% of its revenues from the ownership, construction, management, financing or sale of commercial, industrial or residential real estate or has at least 50% of its assets in such real estate.

STRATEGY: The Fund seeks to invest in equity securities of companies whose share price trades below Heitman's estimate of their intrinsic value. Based upon extensive fundamental research, Heitman prepares valuation models for each company in its universe to identify companies that it believes are undervalued. The valuation model calculates each company's intrinsic value based on private market transactions, tradition-al statistical measures like multiple to cash flow as well as relative value. The Fund generally contains between 30-40 securities. Investors should note that funds that invest in one or more groups or industries may involve greater risks than more diversified funds, including greater potential for volatility. Heitman expects cash reserves to be less than 5% of the assets of the Fund.

Performance
    The overall REIT sector turned in strong positive performance for the 12 months ended March 31, 2004, as measured by the Wilshire Real Estate Securities Index (WRESI). Real estate generally outperformed the broader equity market for the period due to its attractive yields and moderate growth. PBHG REIT Fund (PBHG Class) generated a 52.08% return at net asset value for the 12 months ended March 31, 2004. See standard performance for all share classes in the table on the following page. The Fund kept pace with the WRESI, which was up 52.13%, but outperformed relative to the 35.12% return of the S&P 500 Index over the same time period. Although past performance is no guarantee of future results and the investment returns of the Fund will fluctuate, we are optimistic that the recovering economy will positively impact real estate demand.
    Several factors helped Fund performance over the last 12 months. Consistent with our investment style, the main driver of performance was security selection. Our security selection was positive in six out of nine property types and particularly strong within the hotel and office sectors. Further enhancing performance was our overweight position in the hotel sector, the best performing sector of the Wilshire benchmark over the past 12 months, and underweighting the second worst performing sector of the benchmark, offices. Hotels have been rebounding off their March 2003 lows, which were the result of concerns over the Iraq war, and have been benefiting from improved levels of business travel. The office sector has continued to lag because of weak job growth, which is only now showing signs of improvement.
    An underweight position in the apartment sector also proved favorable to performance, as the apartment sector was the worst performing sector of the benchmark. However, this was offset by security selection in the apartment sector, where the portfolio's holdings underperformed those of the benchmark. The apartment sector's poor performance was attributable to the continuation of three factors: lack of job growth, attractiveness of home ownership and apartment supply growth. Regional retail was the second best performing sector for the WRESI and overweighting it added to Fund performance. The overall effect, however, was moderated by security selection in this sector, which lagged behind the benchmark. The regional retail property sector was strong due to robust consumer spending and continued new store openings by retailers.

Portfolio Discussion
    The U.S. economy continues to expand, although the pace of top-line growth may no longer be accelerating. Strength is widespread, with most regions of the country showing signs of improvement. Nearly two-thirds of all industries are now adding jobs, according to the Bureau of Labor Statistics March employment report--more than twice the level of a year ago. While some recent economic indicators have been mixed, such as lower capital goods shipments and rising oil prices, we believe most signs point toward sustainable economic growth.
    U.S. property market conditions for all sectors except retail and lodging remain somewhat stagnant. New office and warehouse construction has been greatly curtailed and we believe improvement in these sectors is now purely predicated on a recovery in the demand for space. We would expect warehouse demand to recover first, given its close correlation to GDP growth. In our opinion, office demand will likely recover more slowly, requiring a number of consecutive quarters of sustained job growth. We believe apartment construction remains stubbornly high, although many of the reported construction starts are actually condominium units, as opposed to for-rent apartments. The continued conversion of existing apartment projects to condominiums will, in our opinion, also help to keep the stock of apartment units in check with demand.
    We believe that economic growth will lead to stronger performance at the real estate level from a cash flow perspective. And, the recent favorable employment reports bode well for real estate demand on a longer-term basis. We believe continued job growth, which will likely be accompanied by increasing interest rates, should help all property types through increased demand. Those real estate sectors with the shortest lease terms should benefit first.
    We believe that focusing on individual companies, rather than broad property sectors, will provide the greatest opportunities for the Fund. We continue to look for securities that we consider attractively valued within each sector, as we believe this will provide the best prospects for adding value on a long-term basis. As the economy begins to shift from a consumer-driven recovery to one that is led by businesses, we believe that those property sectors more closely tied to the business cycle should begin to see improvements in fundamentals. While consumer-related property sectors, such as retail, may not fare poorly, we do not believe they are likely to see the improvements in cash flow that other property sectors may experience. The retail property sectors are already doing very well from a cash flow perspective.

 PBHG FUNDS

PBHG REIT FUND

           INVESTMENT FOCUS

               STYLE 7

    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|      X    |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N
Source: Pilgrim Baxter & Associates, Ltd.



                                     AVERAGE ANNUAL TOTAL RETURN 1 AS OF MARCH 31, 2004

                           One Year    Annualized     Annualized     Annualized      Annualized
                            Return   3 Year Return  5 Year Return  10 Year Return  Inception to Date
-----------------------------------------------------------------------------------------------------
   PBHG Class 2             52.08%       21.55%        17.88%          12.90%          10.87%
-----------------------------------------------------------------------------------------------------
   Advisor Class 3          51.66%       21.14%        17.42%          12.51%          10.61%
-----------------------------------------------------------------------------------------------------
   Class A with load 4      42.86%       18.68%        15.98%          11.68%           9.88%
-----------------------------------------------------------------------------------------------------
   Class A without load 4   51.49%       21.02%        17.35%          12.35%          10.32%
-----------------------------------------------------------------------------------------------------
   Class C with load 4      49.37%       20.12%        16.48%          11.51%           9.49%
-----------------------------------------------------------------------------------------------------
   Class C without load 4   50.37%       20.12%        16.48%          11.51%           9.49%
-----------------------------------------------------------------------------------------------------

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
   THEIR ORIGINAL COST. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END,
           WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE
            BY CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM.


 COMPARISON OF CHANGE IN THE
 VALUE OF A $10,000 INVESTMENT
 IN THE PBHG REIT FUND - PBHG
CLASS VERSUS THE S&P 500 INDEX,
WILSHIRE REAL ESTATE SECURITIES
   INDEX AND THE LIPPER REAL
     ESTATE FUNDS AVERAGE

[Line chart omitted -- plot points as follows:]

                                                                                 Wilshire
                           PBHG                       S&P 500                   Real Estate                 Lipper Real Estate
                         REIT Fund                    Index 5                Securities Index 5               Funds Average 6
3/13/89                    10000                       10000                       10000                           10000
3/31/89                     9960                       10000                       10000                           10000
4/30/89                    10140                       10519                       10182                           10218
5/31/89                    10170                       10893                       10357                           10293
6/30/89                    10281                       10881                       10473                           10419
7/31/89                    10747                       11863                       10804                           10908
8/31/89                    10706                       12094                       10690                           10943
9/30/89                    10481                       12045                       10666                           10957
10/31/89                   10308                       11765                       10133                           10657
11/30/89                   10121                       12004                        9982                           10658
12/31/89                    9944                       12292                        9978                           10744
1/31/90                     9833                       11467                        9508                           10415
2/28/90                     9769                       11615                        9504                           10385
3/31/90                     9598                       11923                        9482                           10423
4/30/90                     9718                       11625                        9298                           10234
5/31/90                     9392                       12759                        9257                           10305
6/30/90                     9413                       12672                        9275                           10467
7/31/90                     9489                       12632                        8920                           10551
8/31/90                     8714                       11490                        7878                            9688
9/30/90                     7740                       10931                        6965                            8962
10/31/90                    7313                       10884                        6463                            8845
11/30/90                    7789                       11588                        6726                            9177
12/31/90                    7741                       11911                        6640                            9222
1/31/91                     8715                       12429                        7286                            9962
2/28/91                     8968                       13318                        7714                           10498
3/31/91                     9523                       13641                        8401                           11063
4/30/91                     9534                       13673                        8333                           11208
5/31/91                     9698                       14263                        8462                           11338
6/30/91                     9534                       13610                        8045                           10995
7/31/91                     9499                       14244                        8011                           11159
8/31/91                     9226                       14581                        7915                           11108
9/30/91                     9253                       14337                        7824                           11342
10/31/91                    9012                       14530                        7648                           11205
11/30/91                    8879                       13945                        7394                           11064
12/31/91                    9564                       15539                        7970                           12001
1/31/92                    10116                       15250                        8345                           12444
2/29/92                     9920                       15447                        8324                           12250
3/31/92                     9910                       15147                        8144                           12088
4/30/92                     9749                       15592                        8009                           12001
5/31/92                    10097                       15669                        8041                           12449
6/30/92                     9924                       15436                        7799                           12237
7/31/92                    10314                       16066                        7828                           12583
8/31/92                    10365                       15738                        7710                           12722
9/30/92                    10594                       15922                        8003                           12968
10/31/92                   10799                       15977                        8088                           13147
11/30/92                   10722                       16522                        8158                           13291
12/31/92                   11273                       16724                        8559                           13923
1/31/93                    11959                       16863                        9154                           14561
2/28/93                    12658                       17093                        9597                           15114
3/31/93                    13861                       17454                       10241                           16104
4/30/93                    12986                       17032                        9661                           15615
5/31/93                    12751                       17487                        9509                           15541
6/30/93                    13104                       17539                        9758                           15837
7/31/93                    13460                       17468                        9956                           16187
8/31/93                    13724                       18131                       10163                           16646
9/30/93                    14594                       17992                       10624                           17369
10/31/93                   14274                       18364                       10325                           17270
11/30/93                   13101                       18189                        9875                           16374
12/31/93                   13538                       18409                        9863                           16878
1/31/94                    13697                       19035                       10159                           17070
2/28/94                    14536                       18518                       10574                           17668
3/31/94                    14031                       17711                       10085                           17083
4/30/94                    14192                       17938                       10198                           17209
5/31/94                    14529                       18232                       10410                           17273
6/30/94                    13983                       17785                       10205                           16872
7/31/94                    13820                       18369                       10228                           16808
8/31/94                    13894                       19122                       10221                           16968
9/30/94                    13855                       18655                       10050                           16676
10/31/94                   13164                       19074                        9683                           16094
11/30/94                   12624                       18379                        9304                           15503
12/31/94                   13945                       18652                       10025                           16798
1/31/95                    13189                       19135                        9701                           16249
2/28/95                    13256                       19881                       10005                           16444
3/31/95                    13312                       20468                       10063                           16486
4/30/95                    13107                       21071                        9990                           16331
5/31/95                    13654                       21913                       10321                           17045
6/30/95                    13830                       22422                       10501                           17398
7/31/95                    14143                       23165                       10670                           17765
8/31/95                    14317                       23224                       10800                           17999
9/30/95                    14759                       24204                       10999                           18417
10/31/95                   14266                       24117                       10658                           17920
11/30/95                   14459                       25176                       10769                           18045
12/31/95                   15461                       25661                       11393                           19301
1/31/96                    15479                       26534                       11550                           19560
2/29/96                    15747                       26780                       11779                           19757
3/31/96                    15933                       27038                       11875                           19787
4/30/96                    15951                       27437                       11928                           19767
5/31/96                    16350                       28144                       12194                           20267
6/30/96                    16707                       28251                       12438                           20596
7/31/96                    16634                       27003                       12327                           20513
8/31/96                    17405                       27573                       12851                           21410
9/30/96                    17878                       29125                       13172                           21968
10/31/96                   18324                       29928                       13529                           22452
11/30/96                   19272                       32190                       14091                           23464
12/31/96                   21345                       31553                       15594                           25794
1/31/97                    21540                       33524                       15817                           26158
2/28/97                    21638                       33787                       15827                           26221
3/31/97                    21879                       32398                       15881                           26289
4/30/97                    20975                       34332                       15368                           25369
5/31/97                    21564                       36423                       15826                           26153
6/30/97                    22716                       38055                       16610                           27617
7/31/97                    23570                       41082                       17157                           28783
8/31/97                    23471                       38781                       17030                           28656
9/30/97                    25309                       40905                       18709                           31390
10/31/97                   24788                       39539                       17914                           30442
11/30/97                   25008                       41369                       18274                           30810
12/31/97                   25854                       42079                       18682                           31584
1/31/98                    25534                       42545                       18418                           31110
2/28/98                    25361                       45613                       18182                           31029
3/31/98                    26131                       47949                       18541                           31761
4/30/98                    25236                       48432                       17957                           30767
5/31/98                    24589                       47599                       17784                           30315
6/30/98                    24291                       49533                       17690                           29960
7/31/98                    23162                       49005                       16459                           28079
8/31/98                    21079                       41920                       14749                           25130
9/30/98                    22108                       44606                       15575                           26447
10/31/98                   21259                       48234                       15361                           26201
11/30/98                   21794                       51157                       15650                           26752
12/31/98                   21946                       54105                       15426                           26591
1/31/99                    21361                       56368                       15091                           26006
2/28/99                    20826                       54616                       14972                           25645
3/31/99                    20750                       56801                       14891                           25406
4/30/99                    22647                       59001                       16479                           28114
5/31/99                    23577                       57607                       16757                           28710
6/30/99                    23293                       60804                       16472                           28426
7/31/99                    22392                       58906                       15842                           27363
8/31/99                    22313                       58614                       15604                           26901
9/30/99                    21978                       57008                       14900                           25833
10/31/99                   21287                       60615                       14623                           25257
11/30/99                   20729                       61847                       14393                           25004
12/31/99                   21692                       65490                       14935                           26019
1/31/00                    21530                       62199                       14996                           25863
2/29/00                    21018                       61022                       14709                           25405
3/31/00                    21910                       66992                       15354                           26546
4/30/00                    23221                       64976                       16448                           27966
5/31/00                    23331                       63643                       16646                           28282
6/30/00                    24254                       65212                       17207                           29411
7/31/00                    25888                       64193                       18752                           31666
8/31/00                    25085                       68180                       18077                           30837
9/30/00                    26005                       64580                       18664                           31919
10/31/00                   24800                       64307                       17854                           30489
11/30/00                   25444                       59237                       18256                           30931
12/31/00                   27094                       59527                       19525                           32954
1/31/01                    26980                       61639                       19720                           33106
2/28/01                    26414                       56019                       19310                           32616
3/31/01                    26299                       52470                       19325                           32456
4/30/01                    26701                       56548                       19785                           33199
5/31/01                    27303                       56926                       20339                           33853
6/30/01                    28907                       55541                       21432                           35641
7/31/01                    28502                       54994                       21003                           35078
8/31/01                    29545                       51551                       21736                           36123
9/30/01                    27933                       47389                       20447                           34559
10/31/01                   27198                       48292                       19682                           33515
11/30/01                   28933                       51997                       20958                           35228
12/31/01                   29913                       52452                       21565                           36197
1/31/02                    30118                       51687                       21658                           36251
2/28/02                    30936                       50690                       22154                           36921
3/31/02                    32939                       52596                       23517                           39019
4/30/02                    33042                       49407                       23658                           39577
5/31/02                    33180                       49043                       23897                           40111
6/30/02                    33712                       45550                       24387                           40941
7/31/02                    31596                       41999                       22877                           38759
8/31/02                    31388                       42275                       22886                           38778
9/30/02                    30002                       37681                       21875                           37297
10/31/02                   28481                       40997                       20787                           35801
11/30/02                   29967                       43410                       21816                           37259
12/31/02                   30690                       40859                       22135                           37668
1/31/03                    29965                       39789                       21489                           36776
2/28/03                    30423                       39192                       21805                           37338
3/31/03                    31052                       39573                       22358                           38104
4/30/03                    32516                       42832                       23300                           39658
5/31/03                    34288                       45089                       24637                           41871
6/30/03                    35048                       45666                       25108                           42805
7/31/03                    37030                       46471                       26564                           44851
8/31/03                    37341                       47376                       26848                           45318
9/30/03                    38552                       46873                       27753                           46818
10/31/03                   39140                       49524                       28177                           47716
11/30/03                   40746                       49960                       29398                           49754
12/31/03                   41814                       52580                       30332                           51431
1/31/04                    43745                       53545                       31464                           53395
2/29/04                    44510                       54289                       32106                           54597
3/31/04                    47225                       53470                       34003                           57567

1 The PBHG REIT Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial adviser. Investors considering the PBHG REIT Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objectives, risks, charges and expenses and should be read carefully and considered before investing.
2 PBHG REIT Fund-PBHG Class commenced operations on March 13, 1989.
3 The performance shown for the Advisor Class prior to its inception on May 15, 1995, is based on the performance and expenses of the PBHG Class shares without the adjustments of the 0.25% service (12b-1) fee. If the service (12b-1) fee had been deducted, the performance of the Fund would have been lower. The Fund's Advisor Class shares and PBHG Class shares would have similar returns because both classes are invested in the same portfolio of securities. Therefore, the performance of the two share classes will differ only to the extent they have different expenses. Subsequent to May 15, 1995, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The average annual total return of the Advisor Class from its inception date to March 31, 2004 was 14.53%. Advisor Class shares are only available to certain eligible investors. Please see the appropriate prospectus and statement of additional information for a more complete explanation.
4 The PBHG REIT Fund-Class A and C shares commenced operations on September 30,
  2003. The returns shown for Class A and C shares prior to their inception dates are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C, PBHG Class and Advisor Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months.
5 For more information on the S&P 500 Index and the Wilshire Real Estate
  Securities Index please see the PBHG Disclosure Notes on page 128.
6 The chart assumes $10,000 invested in the Lipper Real Estate Funds Average at
  March 31, 1989. For more information on the Lipper Real Estate Funds Average please see the PBHG Disclosure Notes on page 128.
7 For more information on the Investment Focus Style and Top Ten Holdings please see the PBHG Disclosure Notes on page 129.


SECTOR WEIGHTINGS AT MARCH 31, 2004

[Pie chart omitted -- plot points as follows:]

Apartments                  14%
Diversified                  7%
Hotels                      11%
Manufactored Homes           2%
Office Property             21%
Regional Malls              18%
Shopping Centers            11%
Storage                      3%
Warehouse/Industrial        13%

% of Total Portfolio Investments in Common Stock


TOP TEN COMMON STOCK HOLDINGS AT MARCH 31, 2004 7

Rouse                                             5.8%
Simon Property Group                              5.8%
Host Marriott                                     5.1%
Vornado Realty Trust                              4.8%
BRE Properties, Cl A                              4.7%
Regency Centers                                   4.4%
Catellus Development                              4.4%
Prologis                                          4.3%
Equity Residential                                4.1%
PS Business Parks                                 4.0%
------------------------------------------------------
% of Total Portfolio Investments in Common Stock 47.4%

 PBHG FUNDS


PBHG TECHNOLOGY & COMMUNICATIONS FUND
PORTFOLIO MANAGERS: Michael S. Sutton, CFA, Jerome J. Heppelmann, CFA, Raymond J. McCaffrey, CFA and James M. Smith, CFA

Portfolio Profile
OBJECTIVE: Long-term growth of capital. Current income is incidental to the Fund's goal.

INVESTS IN: Under normal market conditions, the Fund, a non-diversified Fund, invests at least 80% of its assets in common stocks of companies doing business in the technology and communications sector of the market. In addition, the Fund is concentrated, which means it will invest 25% or more of its assets in the group of industries within these sectors. These industries may include computer software and hardware, network and cable broadcasting, semiconductors, defense, data storage and retrieval, and biotechnology.

STRATEGY: The Fund's strategy is to invest in companies that may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge developments. The Fund's holdings may range from smaller companies developing new technologies or pursuing scientific breakthroughs to large, blue chip firms with established track records in developing, using or marketing scientific advances. The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. It should also be noted that Fund's that concentrate investments in one or a group of industries may involve greater risks than more diversified funds, including greater potential for volatility. Funds that invest in a limited number of securities may involve greater risk than more diversified funds, including a greater potential for volatility. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

Performance
    For the twelve months ended March 31, 2004 the PBHG Technology and Communications Fund (PBHG Class) returned at net asset value 47.33%, versus a return of 56.50% for its benchmark, the Pacific Stock Exchange (PSE) Index. See standard performance for all share classes in the table on the following page. Please keep in mind that past performance is no guarantee of future results and that the investment return and principal value of an investment of the Fund will fluctuate.
    The beginning of the fiscal year closely matched the long awaited turning point for technology shares, which had languished for three consecutive years. The signs of improving order patterns and corporate outlooks for technology companies, combined with the massive compression in valuations that characterized the end of the "bubble" conditions of 1999 and early 2000, translated into a robust rebound in share prices. The initial reversal of fortune occurred in the June quarter, but was sustained and amplified over the balance of the year. Within the Fund, the greatest success was felt by holdings in the small and mid capitalization range, with the value style performing better than names owned more for their growth potential. Several factors can be cited to explain the Fund's underperformance versus the benchmark. First, as typically happens when the business cycle transitions from the contraction to expansion phase, the lowest quality and lowest price names post the largest percentage gains for a time. This occurs as investors recalibrate their required risk premiums and seek out more economically sensitive stocks. The Fund does not favor and typically does not own such low quality and low priced names. Second, stock selection was below par in the roughly 20% of the portfolio comprised of names falling outside of the sector definition of technology. This handful of industrial, consumer and services companies, which dampened volatility somewhat, were a drag on performance. Similarly, over the past year even a normal balance of residual cash had the effect of detracting from returns versus a fully invested benchmark. Finally, the Fund was under represented in some specialized areas that performed with surprising strength - such as wireless equipment and services, telecom equipment, and Internet content and solutions.

Porfolio Discussion
    The Fund's most significant concentration continues to be in semiconductor components and related capital equipment needed for manufacturing these integrated circuits. Historically, the business models of these enterprises are most leveraged to early business cycle improvement, and also offer in many cases the added advantage of relatively modest valuations compared with growth rates and book value. While many would argue that this space will become more challenging as the cycle matures and rates of change moderate, we believe that much potential still exists to watch these names post positive earnings surprises and higher earnings estimates. Other areas that the Fund emphasized included internet software and security, enterprise software, and applications software.
    Over the last twelve months, certain names are worth mentioning for their positive contribution to the Fund's returns. Fairchild Semiconductor, Lam Research, and Nvidia were the top contributors in technology, and Boston Scientific was an important winner in health care. Among the top percentage gainers, Broadcom and Research In Motion are both noteworthy. While the Fund also had its share of disappointing stocks, none individually were particularly damaging. For example, Sonus Networks was a major fundamental disappointment, resulting in a significant loss, but it was a small position and was sold before the full magnitude of the company's problems became visible. Other big percentage losers include O2Micro International and Cree, but again their negative impact on the Fund was relatively small.
    The lingering memory of the very difficult three-year bear market in technology shares, which caused the NASDAQ Composite Index to shed 78% of its value (peak to trough), is weighing on technology investors as we enter the new fiscal year. Worries abound, from company specific competitive conditions to the duration and sustainability of the recovery, to decelerating rates of year over year gains, to relative valuation. We believe, to the contrary, that we are in the early stages of a multi-year recovery, and that well positioned technology vendors will provide the fuel for a productivity based economy. We think technology spending, deferred for several years, will expand rapidly as corporate profits expand, with leveraged positive impact throughout the technology landscape. Stock market gains to date have been reasonable in the context of improving fundamentals, and neither growth nor value styles have enjoyed disproportionate success over the last year. We look forward to the opportunities afforded by the strong economic environment ahead.

                                   PBHG FUNDS
                                           PBHG TECHNOLOGY & COMMUNICATIONS FUND

           INVESTMENT FOCUS

                STYLE 7

    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |    X     |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N
Source: Pilgrim Baxter & Associates, Ltd.




                AVERAGE ANNUAL TOTAL RETURN 1 AS OF MARCH 31, 2004

                                 One Year      Annualized      Annualized      Annualized
                                  Return     3 Year Return   5 Year Return   Inception to Date
------------------------------------------------------------------------------------------------
  PBHG Class 2                    47.33%        (18.23)%        (13.97)%          4.15%
------------------------------------------------------------------------------------------------
  Advisor Class 3                 46.91%        (18.46)%        (14.12)%          4.05%
------------------------------------------------------------------------------------------------
  Class A with load 4             38.53%        (20.08)%        (15.32)%          3.02%
------------------------------------------------------------------------------------------------
  Class A without load 4          46.92%        (18.49)%        (14.31)%          3.74%
------------------------------------------------------------------------------------------------
  Class C with load 4             44.82%        (19.10)%        (14.95)%          2.97%
------------------------------------------------------------------------------------------------
  Class C without load 4          45.82%        (19.10)%        (14.95)%          2.97%
------------------------------------------------------------------------------------------------

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
   THEIR ORIGINAL COST. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END,
           WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE
            BY CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM.


   COMPARISON OF CHANGE IN THE
VALUE OF A $10,000 INVESTMENT IN
     THE PBHG TECHNOLOGY &
   COMMUNICATIONS FUND - PBHG
 CLASS VERSUS THE PSE TECHNOLOGY
INDEX(R) AND THE LIPPER SCIENCE &
    TECHNOLOGY FUNDS AVERAGE

[Line chart omitted -- plot points as follows:]


                          PBHG                                              Lipper Science &
                       Technology &               PSE Technology               Technology
                   Communications Fund              Index(R) 5               Funds Average 6
9/30/95                    10000                       10000                       10000
10/31/95                   10800                       10057                        9897
11/30/95                   11720                       10210                       10012
12/31/95                   11602                        9919                        9549
1/31/96                    11462                       10154                        9478
2/29/96                    12562                       10451                        9982
3/31/96                    12482                        9899                        9683
4/30/96                    14132                       10901                       10773
5/31/96                    15303                       11005                       11198
6/30/96                    14973                       10244                       10455
7/31/96                    13712                        9456                        9480
8/31/96                    14963                       10038                       10030
9/30/96                    16643                       10945                       11097
10/31/96                   16793                       10780                       10953
11/30/96                   17663                       12243                       11928
12/31/96                   17916                       11954                       11618
1/31/97                    18539                       13217                       12387
2/28/97                    16580                       12659                       11320
3/31/97                    14927                       11955                       10492
4/30/97                    15437                       12365                       10837
5/31/97                    18100                       13861                       12316
6/30/97                    18641                       13958                       12444
7/31/97                    20865                       16113                       14108
8/31/97                    20773                       16092                       14134
9/30/97                    22416                       16638                       14812
10/31/97                   19732                       14929                       13538
11/30/97                   19151                       14971                       13434
12/31/97                   18511                       14392                       13106
1/31/98                    17697                       14981                       13442
2/28/98                    19850                       16819                       14986
3/31/98                    20643                       17151                       15386
4/30/98                    21061                       17820                       16019
5/31/98                    19047                       16410                       14854
6/30/98                    20332                       17164                       16036
7/31/98                    19186                       17121                       15770
8/31/98                    16004                       13912                       12632
9/30/98                    17997                       15881                       14309
10/31/98                   18072                       17683                       15394
11/30/98                   20322                       19647                       17383
12/31/98                   23324                       22319                       20211
1/31/99                    28435                       25591                       23297
2/28/99                    25325                       22967                       21166
3/31/99                    30000                       24724                       23519
4/30/99                    31653                       25599                       24166
5/31/99                    30120                       26347                       23891
6/30/99                    34622                       29839                       26791
7/31/99                    34067                       29662                       26518
8/31/99                    36916                       31189                       27889
9/30/99                    37916                       31233                       28667
10/31/99                   45517                       33074                       31746
11/30/99                   54107                       37846                       36968
12/31/99                   80210                       48396                       46206
1/31/00                    82496                       47350                       45370
2/29/00                   117027                       58153                       57760
3/31/00                   100197                       57869                       55577
4/30/00                    81848                       54187                       49102
5/31/00                    68637                       49542                       43239
6/30/00                    93468                       54868                       50110
7/31/00                    85195                       51182                       47629
8/31/00                    99596                       58310                       54845
9/30/00                    92089                       51759                       49114
10/31/00                   74246                       48413                       43986
11/30/00                   45137                       40471                       32981
12/31/00                   45165                       40596                       32226
1/31/01                    48379                       45754                       35606
2/28/01                    34067                       37410                       26014
3/31/01                    25853                       33024                       21878
4/30/01                    31719                       38400                       26164
5/31/01                    30000                       37019                       25028
6/30/01                    28399                       36213                       24765
7/31/01                    26102                       34328                       22658
8/31/01                    21509                       31568                       19771
9/30/01                    15787                       25819                       15451
10/31/01                   18517                       29899                       17909
11/30/01                   21942                       33944                       20666
12/31/01                   21509                       34336                       20845
1/31/02                    21378                       34165                       20516
2/28/02                    17664                       31375                       17716
3/31/02                    19409                       34237                       19395
4/30/02                    16535                       30258                       17037
5/31/02                    15039                       29046                       16032
6/30/02                    12257                       25676                       13882
7/31/02                    11181                       22686                       12367
8/31/02                    10538                       22400                       12013
9/30/02                     8806                       19306                       10198
10/31/02                    9987                       22525                       11919
11/30/02                   11562                       25729                       13923
12/31/02                    9790                       22958                       12038
1/31/03                     9606                       22748                       11989
2/28/03                     9751                       22890                       12056
3/31/03                     9593                       22880                       12007
4/30/03                    10367                       24930                       13226
5/31/03                    11575                       28013                       14898
6/30/03                    11535                       28211                       14992
7/31/03                    12073                       29780                       15875
8/31/03                    13241                       31689                       17067
9/30/03                    12716                       30951                       16598
10/31/03                   14003                       33395                       18329
11/30/03                   14121                       34045                       18681
12/31/03                   14186                       35037                       18711
1/31/04                    14869                       36888                       19706
2/29/04                    14580                       36552                       19365
3/31/04                    14134                       35916                       18934

1 The PBHG Technology & Communications Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial adviser. Securities of small and medium sized companies involve greater risk and price volatility than larger, more established companies. Investors considering the PBHG Technology & Communications Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. The returns shown reflect past fee waiver and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance would have been lower. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objectives, risks, charges and expenses and should be read carefully and considered before investing. James M. Smith began co-managing the Fund on November 13, 2003. Michael S. Sutton, Jerome J. Heppelmann, and Raymond J. McCaffrey began co-managing the Fund on August 19, 2002.
2 The PBHG Technology & Communications Fund-PBHG Class commenced operations on
  September 29, 1995.
3 The performance shown for the Advisor Class prior to its inception on December
  29, 2000, is based on the performance and expenses of the PBHG Class shares without the adjustments of the 0.25% service (12b-1) fee. If the service (12b-1) fee had been deducted, the performance of the Fund would have been lower. The Fund's Advisor Class shares and PBHG Class shares would have similar returns because both classes are invested in the same portfolio of securities. Therefore, the performance of the two share classes will differ only to the extent they have different expenses. Subsequent to December 29, 2000, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The average annual total return of the Advisor Class from its inception date to March 31, 2004 was (30.19%). Advisor Class shares are only available to certain eligible investors. Please see the appropriate prospectus and statement of additional information for a more complete explanation.
4 The PBHG Technology & Communication Fund-Class A and C shares commenced operations on September 30, 2003. The returns shown for Class A and C shares prior to their inception dates are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C, PBHG Class and Advisor Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months.
5 For more information on the PSE Technology Index(R)please see the PBHG
  Disclosure Notes on page 128.
6 The chart assumes $10,000 invested in the Lipper Science & Technology Funds
  Average at September 30, 1995. For more information on the Lipper Science & Technology Funds Average please see the PBHG Disclosure Notes on page 128.
7 For more information on the Investment Focus Style and Top Ten Holdings please see the PBHG Disclosure Notes on page 129.

SECTOR WEIGHTINGS AT MARCH 31, 2004+

[Pie chart omitted -- plot points as follows:]

Basic Materials 1%
Consumer Cyclical 3%
Health Care 5%
Industrial 1%
Services 6%
Technology 84%

+ As a % of Equity


TOP TEN COMMON STOCK HOLDINGS AT MARCH 31, 2004 7

Symantec                                          2.6%
Yahoo                                             2.1%
Cisco Systems                                     2.0%
Check Point Software Technologies                 2.0%
BMC Software                                      1.9%
Qualcomm                                          1.8%
Sungard Data Systems                              1.8%
Nextel Communications, Cl A                       1.7%
International Business Machines                   1.7%
Analog Devices                                    1.7%
------------------------------------------------------
% of Total Portfolio Investments in Common Stock 19.3%

 PBHG FUNDS

PBHG INTERMEDIATE FIXED INCOME FUND
PORTFOLIO MANAGERS: David T. Kilborn, CFA and Robert P. Clancy

Portfolio Profile

OBJECTIVE: High level of current income consistent with relative stability of principal.

INVESTS IN: Under normal market conditions, the Fund invests at least 80% of its assets in a diversified portfolio of fixed income securities of varying maturities. The Fund invests primarily in investment grade fixed income securities but may invest up to 15% of its assets in high yield securities ("junk bonds"). The Fund may also invest in derivative instruments such as options, futures contracts, and options on indices and may engage in certain investment techniques which create market exposure such as dollar rolls.

STRATEGY: The Fund's average duration is expected to range from 75% to 125% of the average duration of the Lehman Intermediate U.S. Aggregate Bond Index based upon Dwight's forecast for interest rates. The Fund's dollar weighted average maturity will be more than 3 years and less than 10 years. Dwight uses its own fundamental investment and credit research in selecting fixed income securities for the Fund's portfolio. Dwight's security selection process is focused primarily on relative yield, sector and asset class allocation in addition to duration management.

Performance
    In its first period of operations beginning July 31, 2003 and ended March 31, 2004, the PBHG Intermediate Fixed Income Fund (PBHG Class) posted a return at net asset value of 6.19%. See standard performance for all share classes in the table on the following page. Although past performance is no guarantee of future results and the investment return of the Fund will fluctuate, the Fund outperformed its benchmark, the Lehman Intermediate U.S. Aggregate Bond Index, by 1.38% over the same period. The Lehman Intermediate U.S. Aggregate Bond Index returned 5.42% for the period. The outperformance was achieved largely through the security selection process with emphasis placed on building a higher yielding portfolio.
    Throughout the period spread products such as corporate bonds, commercial mortgage-backed securities and asset-backed securities, all of which the Fund owned, performed very well. The Fund's allocation to these sectors enhanced performance as their spreads compressed significantly. During the fourth quarter the spread over Treasuries fell to multi-year lows as investors searched for investments with a yield advantage over Treasuries. Significant spread tightening over the past year has produced a market environment where finding relative value has become more challenging at the sector level. As a result, our investment focus has been on adding value through individual security selection.

Porfolio Discussion
    Key economic releases over the past few quarters have continued to show signs of a strengthening economy. The manufacturing sector in particular has shown improvement, with two of the more closely watched measures of manufacturing activity reporting their highest levels in more than a decade. Steady growth in durable goods orders over the past three quarters is an indication that corporate capital expenditures have also been on the rise. Increased corporate capital expenditures coupled with continued strength in consumer demand should, in our opinion, help grow the domestic economy at a rate of 4.5% to 5.5% this year (as measured by Gross Domestic Product).
    With the improvement in current economic conditions and expectations that the employment picture will improve, we believe that interest rates will trend upward over the next year. As a result of this view, we have reduced the duration of the Fund, positioning it more defensively. At March 31, the Fund's duration was 2.60 years, one year shorter than the Fund's duration at December 31, 2003. At period ended March 31, 2004 the duration of the Fund was .60 years shorter than the Index, having a negative impact on performance during the fiscal quarter. However, with yields rising sharply following the release of the March employment report we expect the Fund to benefit from this adjustment in the months ahead.
    Since the Fund's inception we have been overweight to asset-backed securities versus the benchmark and overweight U.S. Treasuries versus our longer-term targeted allocation. Over the past eight months we have found attractive investments in the mortgage-backed, commercial mortgage-backed and corporate sectors that have allowed us to decrease our allocation to the Treasury and asset-backed sectors. By the end of the first quarter of 2004 we had reduced our allocation to U.S. Treasuries to 3%. We believe, over the long-term, overweighting spread sector products and underweighting Treasuries and Agencies will produce returns in excess of the Fund's benchmark. This was certainly the case through the end of the funds first fiscal period.
    As we begin the second quarter of 2004, the confidence of both investors and consumers seems to be rising, and most economists' expectations are that we have passed the bottom of the current interest rate cycle. The strength of the March employment report has generally shortened our own expectations and the expectations of many economists regarding the timing of when we believe the Federal Reserve will begin increasing key interest rates. Where we previously believed that the Fed would remain on hold until at least September of this year, it is now possible that further gains in employment could lead to a rate increase as early as this summer.
    Should interest rates increase in the coming months, we believe the Fund is well positioned to continue to meet its objectives for the coming year. We thank you for your confidence in the Fund and hope we can continue to serve your investment needs in the future.

                                   PBHG FUNDS

                                             PBHG INTERMEDIATE FIXED INCOME FUND


              MATURITY 5

    SHORT    INTERMEDIATE   LONG
|-----------|-----------|----------|
|           |           |          |
|           |           |          |
|           |      X    |          |  High
|           |           |          |
|           |           |          |
|-----------|-----------|----------|               Q
|           |           |          |               U
|           |           |          |               A
|           |           |          |  Medium       L
|           |           |          |               I
|           |           |          |               T
|-----------|-----------|----------|               Y
|           |           |          |
|           |           |          |
|           |           |          |  Low
|           |           |          |
|           |           |          |
|-----------|-----------|----------|

Source: Pilgrim Baxter & Associates, Ltd.



        AVERAGE ANNUAL TOTAL RETURN 1 AS OF MARCH 31, 2004

                                   Cumulative Inception to Date
------------------------------------------------------------------
  PBHG Class 2                                  6.19%
------------------------------------------------------------------
  Class A with load 3                           0.95%
------------------------------------------------------------------
  Class A without load 3                        6.00%
------------------------------------------------------------------
  Class C with load 3                           4.36%
------------------------------------------------------------------
  Class C without load 3                        5.36%
------------------------------------------------------------------

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
   THEIR ORIGINAL COST. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END,
           WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE
            BY CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM.


 COMPARISON OF CHANGE IN THE
 VALUE OF A $10,000 INVESTMENT
IN THE PBHG INTERMEDIATE FIXED
  INCOME FUND - PBHG CLASS
     VERSUS THE LEHMAN
 INTERMEDIATE U.S. AGGREGATE
  BOND INDEX AND THE LIPPER
INTERMEDIATE INVESTMENT GRADE
     DEBT FUNDS AVERAGE

[Line chart omitted -- plot points as follows:]


                           PBHG                       Lehman                      Lipper
                       Intermediate                 Intermediate               Intermediate
                       Fixed Income                 US Aggregate             Investment Grade
                           Fund                     Bond Index 4            Debt Funds Average 4
7/31/03                    10000                       10000                       10000
8/31/03                    10129                       10043                       10062
9/30/03                    10364                       10265                       10317
10/31/03                   10330                       10193                       10234
11/30/03                   10380                       10210                       10261
12/31/03                   10488                       10308                       10358
1/31/04                    10593                       10375                       10434
2/29/04                    10668                       10474                       10529
3/31/04                    10619                       10542                       10603

1 Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial adviser. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the PBHG Intermediate Fixed Income Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objectives, risks, charges and expenses and should be read carefully and considered before investing.
2 The PBHG Intermediate Fixed Income Fund-PBHG Class commenced operations on
  July 31, 2003.
3 The PBHG Intermediate Fixed Income Fund-Class A and C shares commenced operations on July 31, 2003. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C, PBHG Class and Advisor Class shares. Class A shares have a current maximum up-front sales charge of 4.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months.
4 For more information on the Lehman Intermediate U.S. Aggregate Bond Index and the Lipper Intermediate Investment Grade Debt Funds Average please see the PBHG Disclosure Notes on page 128.
5 For more information on the Investment Focus Style and Top Ten Holdings please see the PBHG Disclosure notes on page 129.


SECTOR WEIGHTINGS AT MARCH 31, 2004

[Pie chart omitted -- plot points as follows:]

Asset-Backed Securities          28%
Commercial Mortgages             13%
Corporate Bonds                  23%
Mortgage Related                  9%
Residential Mortgages-Agency     24%
Treasury Notes                    3%

% of Total Portfolio Investments in Long-Term Obligations


     TOP TEN FIXED INCOME HOLDINGS AT MARCH 31, 2004 5

Federal National Mortgage Association
  15 year TBA, 5.500%, 04/15/34                   7.7%
Federal Home Loan Mortgage Corporation
  30 year TBA, 5.500%, 04/15/34                   7.5%
Federal National Mortgage Association
  30 year TBA, 5.500%, 04/15/34                   7.4%
Bank of America Mortgage Securities CMO,
  Ser 2002, Cl 3B2 6.000%, 03/25/17               3.8%
U.S. Treasury Note, 3.250%, 01/15/09              3.3%
Federal Home Loan Mortgage Corporation,
  Ser 2613, Cl IJ 5.500%, 07/15/32                3.2%
Federal Home Loan Mortgage Corporation,
  Ser 2581, Cl HI 5.000%, 02/15/17                2.7%
Aircraft Certificate Owner Trust ABS,
  Private Placement 144A, Ser 2003-1A, Cl B
  4.725%, 09/20/22                                2.3%
Chase USA Master Trust, Ser 2000-1, Cl A
  7.490%, 08/17/09                                2.3%
Metris Master Trust, Ser 2002-4, Cl A
  1.470%, 05/20/11                                2.2%
------------------------------------------------------
%   of  Total Portfolio Investments in Fixed
Income Holdings                                  42.4%

 PBHG FUNDS

PBHG IRA CAPITAL PRESERVATION FUND
PORTFOLIO MANAGERS: David T. Kilborn, CFA, Robert W. Heath and
Andrew D. Beaumier

Portfolio Profile

OBJECTIVE: A level of current income higher than that of money market funds, while attempting to preserve principal and maintain a stable net asset value per share (NAV).

INVESTS IN: The fund's strategy is to invest primarily in debt securities that a nationally recognized statistical rating agency, such as Moody's Investors Service or Standard & Poor's Rating Group, has rated in its top category at the time of purchase and wrapper agreements issued by entities rated in the top two categories at the time of purchase. The Fund may also invest in liquid short-term investments and commingled pools of debt.

STRATEGY: The Fund seeks to stabilize its NAV by purchasing wrap-per agreements from financial institutions, such as insurance companies and banks. The Fund expects to purchase enough wrapper agreements to cover all of its debt securities, but not its cash, cash equivalents or other liquid short-term investments. A wrapper agreement is a mechanism offered by banks and insurance companies that assists the Fund in seeking to protect principal. Wrapper agreements obligate wrap providers or the Fund to make payments to each other to offset changes in the market value of certain of the Fund's assets. These payments are designed to enable the Fund to pay redeeming shareholders an amount equal to the purchase price of the Fund's assets plus accrued income. For example, if a shareholder redemption requires the Fund to sell a security for less than its purchase price plus accrued income, the wrapper agreement would obligate the wrap provider to pay the Fund the difference, and vice versa.

Performance
    Despite a period of significant volatility in the U.S. Treasury markets during which Treasury yields sank to 40 year lows, the PBHG IRA Capital Preservation Fund continued to provide its investors with stable positive returns over the past year. The PBHG Class of the Fund returned at net asset value 3.38%. Although past performance is no guarantee of future results and the investment return of the Fund will fluctuate, the performances of the Fund compared favorably to the returns of other capital preservation vehicles like money market funds. The PBHG Class Fund outperformed the Lipper Money Market Fund Average, which returned 0.54%, by 2.75% over the past year. See standard performance for all share classes in the table on the following page. The Fund's outperformance was attributed to the longer duration and higher yielding assets that it owns compared to the holdings of the typical money market fund.
    The Fund underperformed its benchmark, the Ryan 5-Year GIC Master Index, which returned 5.88%, for the 12 months ending March 31, 2004. The average quality of the PBHG IRA Capital Preservation Fund was higher than that of the Ryan Index and the Ryan Index is comprised of insurance company issued Guaranteed Investment Contracts which are illiquid and in which the Fund does not invest.
    Throughout the period spread product such as corporate bonds, commercial mortgage-backed securities and asset-backed securities, all of which the Fund owns, performed very well. The Fund's allocation to these sectors enhanced performance as their spreads over Treasuries compressed significantly. During the fourth quarter the spreads of these securities fell to multi-year lows as investors searched for investments with a yield advantage over Treasuries. The significant spread tightening over the past year has produced a market environment where finding relative value has become more challenging at the sector level. Going forward, our investment focus will be on adding value through individual security selection.

Portfolio Discussion
    Key economic releases over the past few quarters continued to show signs of a strengthening economy. The manufacturing sector in particular continues to improve with two of the more closely watched measures of manufacturing activity reporting their highest levels in more than a decade. Steady growth in durable goods orders over the past three quarters is an indication that corporate capital expenditures have also been on the rise. Increased corporate capital expenditures coupled with continued strength in consumer demand should, in our opinion, help grow the domestic economy at a rate of 4.5% to 5.5% this year (as measured by Gross Domestic Product).
    With the improvement in current economic conditions and expectations that the employment picture will improve, we believe that interest rates will trend upward over the next year. As a result of this view we have currently positioned the Fund defensively by reducing the duration of the Fund which stood at approximately 2.25 years at fiscal year end. Should interest rates rise in the coming months, the shorter duration should help the Fund yield track current interest rates more closely.
    The Fund is structured to meet its primary objectives of preserving principal for investors and maintaining a stable NAV. Although we cannot guarantee the fund will achieve that goal, we employ an investment process that focuses primarily on enhancing the portfolio yield through attention to sector weightings and individual security selection. We build a well-diversified portfolio that holds high quality investments across the major fixed income sectors. Within each sector, the portfolio is well diversified by name with holdings in 136 different securities. Because of our principal preservation objective, the Fund is invested primarily in securities rated AAA/Aaa by the Moody's and Standard & Poors rating agencies, respectively.
    As we begin the second quarter of 2004, the confidence of both investors and consumers seems to be rising, and most economists' expectations are that we have passed the bottom of the current interest rate cycle. The March employment report has generally shortened our own expectations and the expectations of many economists regarding the timing of when the Federal Reserve will begin increasing key interest rates. While we previously believed that the Fed would keep interest rates on hold until at least September of this year, it is now possible that further gains in employment could lead to a rate increase as early as this summer.
    The PBHG IRA Capital Preservation Fund is structured with the goal of achieving its objectives in both falling and rising interest rate environments. Should interest rates increase in the near term, we believe the Fund is well positioned to meet these objectives in the coming year. The Fund's ability to provide a positive total return in a rising interest rate environment makes it a valuable alternative for retirement planning. We thank you for your confidence in the Fund and hope we can continue to provide for your retirement needs in the future.

                                   PBHG FUNDS

                                              PBHG IRA CAPITAL PRESERVATION FUND


             MATURITY 6

    SHORT    INTERMEDIATE   LONG
|-----------|-----------|----------|
|           |           |          |
|           |           |          |
|     X     |           |          |  High
|           |           |          |
|           |           |          |
|-----------|-----------|----------|               Q
|           |           |          |               U
|           |           |          |               A
|           |           |          |  Medium       L
|           |           |          |               I
|           |           |          |               T
|-----------|-----------|----------|               Y
|           |           |          |
|           |           |          |
|           |           |          |  Low
|           |           |          |
|           |           |          |
|-----------|-----------|----------|

Source: Pilgrim Baxter & Associates, Ltd.

                AVERAGE ANNUAL TOTAL RETURN 1 AS OF MARCH 31, 2004

                                 One Year          Annualized          Annualized
                                  Return         3 Year Return     Inception to Date
--------------------------------------------------------------------------------------
  PBHG Class 2                     3.38%             4.43%               5.24%
--------------------------------------------------------------------------------------
  Advisor Class 3                  3.14%             4.28%               5.14%
--------------------------------------------------------------------------------------
  Class A with load 4              1.10%             3.43%               4.54%
--------------------------------------------------------------------------------------
  Class A without load 4           3.12%             4.11%               5.00%
--------------------------------------------------------------------------------------
  Class C with load 4              1.52%             3.39%               4.25%
 --------------------------------------------------------------------------------------
  Class C without load 4           2.52%             3.39%               4.25%
--------------------------------------------------------------------------------------

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
   THEIR ORIGINAL COST. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END,
           WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE
            BY CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM.


 COMPARISON OF CHANGE IN
  THE VALUE OF A $10,000
INVESTMENT IN THE PBHG IRA
CAPITAL PRESERVATION FUND -
PBHG CLASS VERSUS THE RYAN
5-YEAR GIC MASTER INDEX AND
  THE LIPPER MONEY MARKET
      FUNDS AVERAGE

[Line chart omitted -- plot points as follows:]

                                                                                   Ryan
                     PBHG IRA Capital              Lipper Money                 5-Year GIC
                     Preservation Fund        Market Funds Average 5          Master Index 5
8/31/99                    10000                       10000                       10000
9/30/99                    10055                       10037                       10053
10/31/99                   10112                       10076                       10106
11/30/99                   10166                       10115                       10159
12/31/99                   10224                       10158                       10212
1/31/00                    10279                       10201                       10264
2/29/00                    10331                       10241                       10317
3/31/00                    10386                       10285                       10370
4/30/00                    10441                       10330                       10422
5/31/00                    10499                       10377                       10475
6/30/00                    10555                       10425                       10528
7/31/00                    10613                       10476                       10581
8/31/00                    10674                       10527                       10634
9/30/00                    10738                       10577                       10688
10/31/00                   10799                       10629                       10741
11/30/00                   10857                       10679                       10795
12/31/00                   10917                       10731                       10848
1/31/01                    10978                       10781                       10902
2/28/01                    11032                       10823                       10956
3/31/01                    11098                       10867                       11010
4/30/01                    11154                       10905                       11064
5/31/01                    11209                       10940                       11118
6/30/01                    11263                       10970                       11171
7/31/01                    11319                       11000                       11225
8/31/01                    11377                       11027                       11279
9/30/01                    11430                       11052                       11332
10/31/01                   11484                       11072                       11385
11/30/01                   11532                       11087                       11438
12/31/01                   11577                       11100                       11490
1/31/02                    11621                       11111                       11543
2/28/02                    11665                       11121                       11595
3/31/02                    11711                       11131                       11647
4/30/02                    11753                       11141                       11699
5/31/02                    11800                       11151                       11751
6/30/02                    11844                       11160                       11802
7/31/02                    11887                       11170                       11854
8/31/02                    11930                       11179                       11905
9/30/02                    11974                       11188                       11955
10/31/02                   12021                       11197                       12006
11/30/02                   12064                       11205                       12056
12/31/02                   12107                       11212                       12106
1/31/03                    12149                       11217                       12155
2/28/03                    12185                       11222                       12204
3/31/03                    12224                       11228                       12253
4/30/03                    12260                       11232                       12313
5/31/03                    12297                       11237                       12372
6/30/03                    12331                       11241                       12431
7/31/03                    12365                       11244                       12490
8/31/03                    12399                       11248                       12549
9/30/03                    12433                       11251                       12607
10/31/03                   12467                       11255                       12667
11/30/03                   12501                       11258                       12726
12/31/03                   12536                       11261                       12785
1/31/04                    12571                       11265                       12844
2/29/04                    12603                       11268                       12903
3/31/04                    12637                       11271                       12961

1 Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial adviser.

  While not fixed at $1.00 per share like a money market fund, the wrapper agreements are likely to cause the net asset value of the Fund to be considerably more stable than a typical high-quality fixed-income fund. A money market fund will generally have a shorter average maturity than the Fund and its yield will tend to more closely track the direction of current market rates than the yield of the Fund. Over the long-term, however, the Sub-Adviser believes the Fund's mix of investments and longer average duration will offset those differences by producing higher returns than a money market fund. The SEC has inquired as to the valuation methodology of the wrapper agreements employed by "stable value" mutual funds, including the Fund. If the SEC determines that the valuation method currently used by "stable value" mutual funds is no longer acceptable, the Fund may be required to use a different accounting methodology for its wrapper agreements, which could cause the Fund's net asset value to fluctuate greater or less than $10 per share on a daily basis. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Had the expense waiver not been in effect, the 30 day yield for the PBHG and Advisor Class would have been 3.82% and 3.14%, respectively. Investors considering the PBHG IRA Capital Preservation Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objectives, risks, charges and expenses and should be read carefully and considered before investing.
2 The PBHG IRA Capital Preservation Fund-PBHG Class commenced operations on
  August 31, 1999.
3 The performance shown for the Advisor Class prior to its inception on July 31, 2002, is based on the performance and expenses of the PBHG Class shares without the adjustments of the 0.25% service (12b-1) fee. If the service (12b-1) fee had been deducted, the performance of the Fund would have been lower. The Fund's Advisor Class shares and PBHG Class shares would have similar returns because both classes are invested in the same portfolio of securities. Therefore, the performance of the two share classes will differ only to the extent they have different expenses. Subsequent to July 31, 2002, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The average annual total return of the Advisor Class from its inception date to March 31, 2004 was 3.48%. Advisor Class shares are only available to certain eligible investors. Please see the appropriate prospectus and statement of additional information for a more complete explanation.
4 The PBHG IRA Capital Preservation Fund-Class A and C shares commenced operations on July 31, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C, PBHG Class and Advisor Class shares. Class A shares have a current maximum up-front sales charge of 2.00% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months.
5 For more information on the Ryan 5-Year GIC Master Index and the Lipper Money
  Market Funds Average please see the PBHG Disclosure Notes on page 128.
6 For more information on the Investment Focus Style and Top Ten Holdings please see the PBHG Disclosure notes on page 129.


SECTOR WEIGHTINGS AT MARCH 31, 2004

[Pie chart omitted -- plot points as follows:]

Asset-Backed Securities             38%
Commercial Mortgages                 6%
Corporate Bonds                     19%
Mortgage Related                     3%
Residential Mortgages-Agency        19%
Residential Mortgages               14%
Government Bond                      1%

% of Total Portfolio Investments in Long-Term Obligations
(excluding wrapper agreements and repurchase agreements)


TOP TEN FIXED INCOME HOLDINGS AT MARCH 31, 2004 6

Federal National Mortgage Association
  15 year TBA, 6.000%, 04/20/19                               3.5%
Federal National Mortgage Association
  15 year TBA, 5.000%, 04/20/19                               3.4%
Federal National Mortgage Association
  30 year TBA, 5.500%, 04/15/34                               2.7%
Federal National Mortgage Association
  30 year TBA, 6.500%, 04/15/34                               2.1%
Washington Mutual CMO, Ser 2002-AR19, Cl A5
  4.32%, 02/25/33                                             2.0%
Metris Master Trust, Ser 2002-3A, Cl A
  1.390%, 05/20/09                                            2.0%
General Electric Capital Corporation MTN
  5.375%, 03/15/07                                            1.8%
Countrywide Asset Backed Certificate,
  Ser 2003-5, Cl AF5 5.739%, 02/25/34                         1.8%
Federal National Mortgage Association,
  Ser 2002-W2, Cl AF5 6.000%, 06/25/32                        1.8%
Chase USA Master Trust, Ser 2000-1, Cl A
  7.490%, 08/17/09                                            1.8%
-------------------------------------------------------------------
% of  Total Portfolio Investments in Fixed Income Holdings   22.9%

 PBHG FUNDS


PBHG CASH RESERVES FUND
PORTFOLIO MANAGER: Timothy E. Smith

Portfolio Profile

OBJECTIVE:  Current income while preserving principal and maintaining liquidity.

INVESTS IN: Under normal market conditions, the Fund invests exclusively in short-term U.S. dollar denominated debt obligations of U.S. or foreign issuers. These obligations must be rated in one of the two highest rating categories by any two nationally recognized rating organizations or unrated securities that Pilgrim Baxter and Wellington Management, the Fund's sub-adviser, determines are of comparable quality.

STRATEGY: The Fund's strategy is to invest primarily in U.S. money market instruments, such as CDs, commercial paper and corporate obligations, that Pilgrim Baxter or Wellington Management believe offer the most attractive income potential without undue risk. The Fund may sell a security for a variety of reasons, such as to respond to a change in an issuer's financial condition.

Performance
    For the year ended March 31, 2004, PBHG Cash Reserves Fund returned at net asset value 0.32%, trailing the Lipper Money Market Funds Average return of 0.38%. See standard performance for all share classes in the table on the following page. Keep in mind that past performance is no guarantee of future results and the investment results will fluctuate. Given the widespread waiving of fees within the money market fund industry, returns before the waiver are difficult to obtain. Longer-term returns remain favorable. The U.S. economy ended 2003 and began 2004 on a strong note, signaling a strengthening, broad-based recovery. GDP numbers released in January show the economy expanded 4.0% in the fourth quarter, after rising at an impressive rate of 8.2% during the third quarter. Consumer spending remained robust and capital spending, led by business equipment and software needs, improved as well. Economic releases portrayed a trend of positive data and began to reflect increasing contributions to growth from the business sector.
    During the first quarter of 2004, bond investors focused on whether the U.S. economic recovery had become self-sustaining and when the Federal Reserve might raise rates. However, the data in economic releases continued to tug the bond market in different directions. Both manufacturing and servicing reports remained expansive, but at lower levels than expected. In addition, the long wait continued for hiring to match the growth in GDP that has occurred over the past few quarters, dampening both consumer and investor confidence and driving interest rates lower. Brighter news arrived on April 2 as the release of March payroll data showed surprising strength (the largest gain since early 2000) and eased investors' fears of a jobless recovery.
    The Federal Open Market Committee changed interest rates once during the year ended March 31, 2004 with a 25 basis point rate cut. The Fed Funds rate remains unchanged at a 45-year low of 1%. In light of the improving economic data, Federal Reserve policymakers upgraded their assessment of the U.S. economy at their meeting on December 10, 2003 by saying output was "expanding briskly" and that employment was improving modestly. At its January 2004 meeting, the Fed removed its commitment to hold interest rates low "for a considerable period" and instead indicated that it would remain "patient in removing its policy accommodations." We believe this change recognizes the expanding economy and the Fed is readying the market for future rate hikes.

Portfolio Discussion
    We continue to manage the Fund conservatively by emphasizing high quality, liquid issues and avoiding lower credit quality or leveraged structures that offer higher yields. In anticipation of lower interest rates, we lengthened the weighted average maturity of the Fund last spring, and were thereby able to lock in higher yields prior to the 1/4 point rate cut in June. With much of the yield curve inverted during this period, this strategy sacrificed a modest level of short-term returns in order to position the Fund for longer-term returns and relative yield stability. We continue to utilize our extensive credit research resources to try to ensure that these longer maturity instruments are of the highest quality and liquidity.

                                   PBHG FUNDS
                                                         PBHG CASH RESERVES FUND


                AVERAGE ANNUAL TOTAL RETURN 1 AS OF MARCH 31, 2004

                        One         Annualized      Annualized     Annualized
                        Year          3 Year          5 Year        Inception
                       Return         Return          Return         to Date
--------------------------------------------------------------------------------
  PBHG Class 2          0.32%          1.26%           2.90%          3.84%
--------------------------------------------------------------------------------

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
   THEIR ORIGINAL COST. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END,
           WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE
            BY CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM.


 COMPARISON OF TOTAL RETURN,
AS OF MARCH 31, 2004 FOR THE
 PBHG CASH RESERVES FUND,
 VERSUS THE LIPPER MONEY
  MARKET FUNDS AVERAGE

[Bar chart omitted -- plot points as follows:]

Cash Reserves Fund                   one year            0.32%
Lipper Money Market Funds            one year            0.38%

1 Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns shown reflect past fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance would have been lower. The yield for the Fund more closely reflects the current earnings of the Fund than its total return. An investment in the PBHG Cash Reserves Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. This information must be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objectives, risks, charges and expenses and should be read carefully and considered before investing.
2 The PBHG Cash Reserves Fund commenced operations on April 4, 1995.
3 For more information on the Lipper Money Market Funds Average please see the PBHG Disclosure Notes on page 128.


ASSET WEIGHTINGS AT MARCH 31, 2004

[Pie chart omitted -- plot points as follows:]

Cash                           7%
Certificates of Deposit        7%
Commercial Paper              59%
Government Bond               27%

 % of Total Portfolio Investments
(excluding repurchase agreements)

            PBHG FUNDS

 PBHG EMERGING GROWTH FUND

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 98.8%
BASIC MATERIALS -- 1.5%
ADVANCED MATERIALS/PRODUCTS -- 0.9%
Ceradyne*                              71,600   $       2,588
                                                -------------
                                                        2,588
--------------------------------------------------------------------------------
CHEMICALS-SPECIALTY -- 0.6%
Cabot Microelectronics*                35,900           1,516
                                                -------------
                                                        1,516
                                                -------------
TOTAL BASIC MATERIALS (COST $2,793)                     4,104
                                                -------------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 21.0%
APPAREL MANUFACTURERS -- 1.0%
Quiksilver*                           123,900           2,707
                                                -------------
                                                        2,707
--------------------------------------------------------------------------------
ATHLETIC FOOTWEAR -- 1.1%
K-Swiss, Cl A                         128,800           3,152
                                                -------------
                                                        3,152
--------------------------------------------------------------------------------
CASINO SERVICES -- 0.8%
Shuffle Master*                        47,700           2,218
                                                -------------
                                                        2,218
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 5.8%
Bebe Stores*                           79,800           2,676
Finish Line, Cl A*                     72,000           2,663
Jos A Bank Clothiers*                  67,875           2,444
Urban Outfitters*                     173,000           8,314
                                                -------------
                                                       16,097
--------------------------------------------------------------------------------
RETAIL-BEDDING -- 1.1%
Select Comfort*                       105,000           2,897
                                                -------------
                                                        2,897
--------------------------------------------------------------------------------
RETAIL-COMPUTER EQUIPMENT -- 1.2%
Insight Enterprises*                  175,800           3,384
                                                -------------
                                                        3,384
--------------------------------------------------------------------------------
RETAIL-GARDENING PRODUCTS -- 2.1%
Tractor Supply*                       150,400           5,823
                                                -------------
                                                        5,823
--------------------------------------------------------------------------------
RETAIL-MUSIC STORE -- 1.0%
Guitar Center*                         73,000           2,711
                                                -------------
                                                        2,711
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 5.0%
Chicago Pizza & Brewery*              117,000           1,529
Panera Bread, Cl A*                    45,800           1,783
PF Chang's China Bistro*               78,200           3,934
Rare Hospitality International*       102,900           2,856
Red Robin Gourmet Burgers*            138,000           3,919
                                                -------------
                                                       14,021
--------------------------------------------------------------------------------

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
RETAIL-SPORTING GOODS -- 1.9%
Dick's Sporting Goods*                 91,100   $       5,297
                                                -------------
                                                        5,297
                                                -------------
TOTAL CONSUMER CYCLICAL (COST $36,966)                 58,307
                                                -------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 0.5%
FOOD-MISCELLANEOUS/DIVERSIFIED -- 0.5%
SunOpta*                              148,200           1,466
                                                -------------
                                                        1,466
                                                -------------
TOTAL CONSUMER NON-CYCLICAL (COST $1,169)               1,466
                                                -------------
--------------------------------------------------------------------------------
ENERGY -- 1.0%
OIL COMPANIES-EXPLORATION & PRODUCTION-- 1.0%
Petroleum Development*                 99,600           2,854
                                                -------------
                                                        2,854
                                                -------------
TOTAL ENERGY (COST $1,912)                              2,854
                                                -------------
--------------------------------------------------------------------------------
HEALTH CARE -- 14.9%
DENTAL SUPPLIES & EQUIPMENT -- 1.0%
Align Technology*                     146,000           2,776
                                                -------------
                                                        2,776
--------------------------------------------------------------------------------
DIAGNOSTIC EQUIPMENT -- 1.9%
Gen-Probe*                            156,100           5,215
                                                -------------
                                                        5,215
--------------------------------------------------------------------------------
DISPOSABLE MEDICAL PRODUCTS -- 0.8%
Merit Medical Systems*                105,300           2,279
--------------------------------------------------------------------------------
                                                        2,279
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 2.9%
Abaxis*                                39,500             800
Advanced Neuromodulation Systems*      98,600           3,558
Kensey Nash*                           62,300           1,536
Ventana Medical Systems*               56,600           2,318
--------------------------------------------------------------------------------
                                                        8,212
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 2.1%
Inamed*                                71,550           3,812
Wright Medical Group*                  68,500           2,103
--------------------------------------------------------------------------------
                                                        5,915
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 2.3%
Digene*                                58,000           1,993
Integra LifeSciences Holdings*         29,900             916
Martek Biosciences*                    59,000           3,363
--------------------------------------------------------------------------------
                                                        6,272
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 1.8%
Flamel Technologies-ADR*               60,000           1,555
Kos Pharmaceuticals*                   85,000           3,463
--------------------------------------------------------------------------------
                                                        5,018
--------------------------------------------------------------------------------

                                               PBHG FUNDS

                                                       PBHG EMERGING GROWTH FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                                            As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
MEDICAL-HOSPITALS -- 0.4%
United Surgical Partners
  International*                       32,100   $       1,089
                                                -------------
                                                        1,089
--------------------------------------------------------------------------------
PHYSICIAN PRACTICE MANAGEMENT -- 1.7%
American Healthways*                  195,000           4,762
                                                -------------
                                                        4,762
                                                -------------
TOTAL HEALTH CARE (COST $28,780)                       41,538
                                                -------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 7.3%
ELECTRONIC SECURITY DEVICES -- 0.6%
Taser International*                   19,500           1,527
                                                -------------
                                                        1,527
--------------------------------------------------------------------------------
ELECTRONICS-MILITARY -- 1.5%
Engineered Support Systems             84,800           4,137
                                                -------------
                                                        4,137
--------------------------------------------------------------------------------
HAZARDOUS WASTE DISPOSAL -- 0.7%
Stericycle*                            40,700           1,948
                                                -------------
                                                        1,948
--------------------------------------------------------------------------------
IDENTIFICATION SYSTEMS/DEVELOPMENT-- 0.2%
Metrologic Instruments*                27,200             636
                                                -------------
                                                          636
--------------------------------------------------------------------------------
INDUSTRIAL AUTOMATION/ROBOTICS -- 1.0%
Cognex                                 78,800           2,620
                                                -------------
                                                        2,620
--------------------------------------------------------------------------------
INSTRUMENTS-CONTROLS -- 0.7%
Photon Dynamics*                       63,000           2,056
                                                -------------
                                                        2,056
--------------------------------------------------------------------------------
LASERS-SYSTEMS/COMPONENTS -- 1.4%
Cymer*                                 66,700           2,575
Rofin-Sinar Technologies*              43,800           1,307
                                                -------------
                                                        3,882
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING -- 1.2%
Applied Films*                        120,500           3,362
                                                -------------
                                                        3,362
                                                -------------
TOTAL INDUSTRIAL (COST $13,874)                        20,168
                                                -------------
--------------------------------------------------------------------------------
SERVICES -- 7.4%
COMMERCIAL SERVICES-FINANCE -- 0.7%
iPayment*                              57,700           1,919
                                                -------------
                                                        1,919
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 1.2%
Manhattan Associates*                 118,900           3,305
--------------------------------------------------------------------------------
                                                        3,305
--------------------------------------------------------------------------------
                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 4.5%
Advisory Board*                        77,300   $       2,825
Charles River Associates*              69,300           2,272
Corporate Executive Board*            102,900           4,836
DiamondCluster International*         285,000           2,759
                                                -------------
                                                       12,692
--------------------------------------------------------------------------------
SCHOOLS -- 1.0%
Bright Horizons Family Solutions*      57,100           2,693
                                                -------------
                                                        2,693
                                                -------------
TOTAL SERVICES (COST $17,306)                          20,609
                                                -------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 45.2%
CIRCUIT BOARDS -- 1.4%
Merix*                                 96,700           1,784
TTM Technologies*                     178,100           2,194
                                                -------------
                                                        3,978
--------------------------------------------------------------------------------
COMMUNICATIONS SOFTWARE -- 2.5%
Avid Technology*                       92,100           4,249
Witness Systems*                      207,100           2,676
                                                -------------
                                                        6,925
--------------------------------------------------------------------------------
COMPUTER GRAPHICS -- 1.1%
Trident Microsystems*                 194,700           3,105
                                                -------------
                                                        3,105
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 1.1%
Brooktrout*                            81,700           1,621
Merge Technologies*                    91,400           1,337
                                                -------------
                                                        2,958
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 0.9%
Dot Hill Systems*                     140,000           1,403
Lexar Media*                           73,800           1,222
                                                -------------
                                                        2,625
--------------------------------------------------------------------------------
COMPUTERS-PERIPHERAL EQUIPMENT -- 0.3%
Transact Technologies*                 19,200             748
                                                -------------
                                                          748
--------------------------------------------------------------------------------
E-MARKETING/INFORMATION -- 1.2%
Digital River*                         54,000           1,264
Valueclick*                           202,400           2,186
                                                -------------
                                                        3,450
--------------------------------------------------------------------------------
E-SERVICES/CONSULTING -- 0.3%
Digital Insight*                       39,500             818
                                                -------------
                                                          818
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 1.1%
Benchmark Electronics*                 95,050           2,992
                                                -------------
                                                        2,992
--------------------------------------------------------------------------------

            PBHG FUNDS

 PBHG EMERGING GROWTH FUND


STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 6.3%
ESS Technology*                       110,300   $       1,617
Integrated Silicon Solutions*         283,100           5,022
Omnivision Technologies*              182,000           4,970
Silicon Laboratories*                  85,600           4,527
Zoran*                                 78,000           1,354
                                                -------------
                                                       17,490
--------------------------------------------------------------------------------
ELECTRONIC DESIGN AUTOMATION -- 0.7%
Magma Design Automation*               88,700           1,855
                                                -------------
                                                        1,855
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 4.4%
Ascential Software*                    72,300           1,585
Hyperion Solutions*                    88,100           3,652
MicroStrategy, Cl A*                   57,900           3,086
Omnicell*                             120,600           2,389
Packeteer*                            115,200           1,521
                                                -------------
                                                       12,233
--------------------------------------------------------------------------------
INTERNET APPLICATION SOFTWARE -- 1.8%
eResearch Technology*                 176,800           4,959
                                                -------------
                                                        4,959
--------------------------------------------------------------------------------
INTERNET CONTENT-ENTERTAINMENT -- 1.7%
NetFlix*                              141,800           4,838
                                                -------------
                                                        4,838
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE SOFTWARE -- 3.4%
F5 Networks*                          141,050           4,775
Radware*                               97,000           2,576
SupportSoft.com*                      195,300           2,150
                                                -------------
                                                        9,501
--------------------------------------------------------------------------------
INTERNET SECURITY -- 0.9%
Secure Computing*                     160,600           2,626
                                                -------------
                                                        2,626
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 1.9%
Aeroflex*                             201,000           2,705
Foundry Networks*                     126,600           2,174
SafeNet*                               14,800             556
                                                -------------
                                                        5,435
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 3.8%
Emulex*                               110,000           2,342
O2Micro International*                177,200           3,053
Power Integrations*                   133,600           3,919
Standard Microsystems*                 47,900           1,276
                                                -------------
                                                       10,590
--------------------------------------------------------------------------------

                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 4.3%
Helix Technology                       86,500   $       2,098
Kulicke & Soffa Industries*           184,900           2,167
LTX*                                  178,400           2,694
Ultratech Stepper*                     79,700           1,858
Varian Semiconductor
   Equipment Associates*               73,200           3,074
                                                -------------
                                                       11,891
--------------------------------------------------------------------------------
SOFTWARE TOOLS -- 2.3%
Altiris*                              224,900           6,284
                                                -------------
                                                        6,284
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 1.5%
Adtran                                 72,500           2,177
Arris Group*                          215,400           1,982
                                                -------------
                                                        4,159
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT-FIBER OPTICS-- 0.9%
C-COR.net*                            173,800           2,437
                                                -------------
                                                        2,437
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES -- 0.5%
Aspect Communications*                 96,700           1,515
                                                -------------
                                                        1,515
--------------------------------------------------------------------------------
WEB HOSTING/DESIGN -- 0.9%
Macromedia*                           118,400           2,376
                                                -------------
                                                        2,376
                                                -------------
TOTAL TECHNOLOGY (COST $91,698)                       125,788
                                                -------------
TOTAL COMMON STOCK (COST $194,498)                    274,834
                                                -------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.7%
Deutsche Bank
   1.04%, dated 03/31/04, to be repurchased
   on 04/01/04, repurchase price $1,923,774
   (collateralized by U.S. Government
   Agency Obligations: total market
   value $1,963,189)(A)                $1,924           1,924
                                                -------------
TOTAL REPURCHASE AGREEMENT (COST $1,924)                1,924
                                                -------------
TOTAL INVESTMENTS-- 99.5% (COST $196,422)             276,758
                                                -------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.5%
Receivable for Investment Securities Sold              14,221
Payable for Administration Fees                           (37)
Payable for Investment Advisory Fees                     (212)
Payable for Investment Securities Purchased            (3,802)
Payable for Capital Shares Redeemed                    (8,439)
Other Assets and Liabilities, Net                        (206)
                                                -------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                 1,525
                                                -------------
--------------------------------------------------------------------------------

                                                PBHG FUNDS

                                                       PBHG EMERGING GROWTH FUND


                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                                            As of March 31, 2004

Description                                          Value (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)              $     542,527
Accumulated net realized loss on investments         (344,580)
Unrealized appreciation on investments                 80,336
                                                -------------
TOTAL NET ASSETS-- 100.0%                       $     278,283
                                                -------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($278,178,268/21,966,326 SHARES)                    $12.66
                                                -------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($52,507/4,156 SHARES)                              $12.63
                                                -------------
MAXIMUM OFFERING
   PRICE PER SHARE -- CLASS A
   ($12.63/94.25%)                                     $13.40
                                                -------------
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($52,310/4,156 SHARES)                              $12.59
                                                -------------

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge.
  For a description of a possible sales charge, please see the Fund's prospectus.
(A) Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

            PBHG FUNDS

 PBHG GROWTH FUND


STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 98.5%
CONSUMER CYCLICAL -- 22.7%
APPAREL MANUFACTURERS -- 2.1%
Coach*                                519,100   $      21,278
                                                -------------
                                                       21,278
--------------------------------------------------------------------------------
AUDIO/VIDEO PRODUCTS -- 1.6%
Harman International Industries       203,500          16,199
                                                -------------
                                                       16,199
--------------------------------------------------------------------------------
CASINO HOTELS -- 0.3%
Mandalay Resort Group                  47,200           2,703
                                                -------------
                                                        2,703
--------------------------------------------------------------------------------
CRUISE LINES -- 0.6%
Royal Caribbean Cruises               141,000           6,218
                                                -------------
                                                        6,218
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 1.8%
CDW                                   267,700          18,099
                                                -------------
                                                       18,099
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 5.6%
American Eagle Outfitters*             79,700           2,149
AnnTaylor Stores*                     125,000           5,350
Chico's FAS*                          473,100          21,952
HOT Topic*                            320,000           8,464
Nordstrom                              66,900           2,669
Pacific Sunwear of California*        338,150           8,298
Ross Stores                           280,200           8,577
                                                -------------
                                                       57,459
--------------------------------------------------------------------------------
RETAIL-AUTO PARTS -- 1.3%
O'Reilly Automotive*                  325,000          13,013
                                                -------------
                                                       13,013
--------------------------------------------------------------------------------
RETAIL-BOOKSTORE -- 1.0%
Barnes & Noble*                       329,300         10,735
                                                -------------
                                                      10,735
--------------------------------------------------------------------------------
RETAIL-GARDENING PRODUCTS -- 1.2%
Tractor Supply*                       315,700          12,224
                                                -------------
                                                       12,224
--------------------------------------------------------------------------------
RETAIL-MAIL ORDER -- 1.3%
Williams-Sonoma*                      379,900          12,993
                                                -------------
                                                       12,993
--------------------------------------------------------------------------------
RETAIL-OFFICE SUPPLIES -- 0.8%
Staples*                              332,000           8,429
                                                -------------
                                                        8,429
--------------------------------------------------------------------------------
RETAIL-PET FOOD & SUPPLIES -- 1.9%
Petco Animal Supplies*                344,900           9,719
Petsmart                              370,000          10,086
--------------------------------------------------------------------------------
                                                       19,805
--------------------------------------------------------------------------------
                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 2.7%
Applebee's International              311,700   $      12,889
Cheesecake Factory*                   267,700          12,349
Darden Restaurants                    124,400           3,084
                                                -------------
                                                       28,322
--------------------------------------------------------------------------------
TELEVISION -- 0.5%
Univision Communications*             163,400           5,394
                                                -------------
                                                        5,394
                                                -------------
TOTAL CONSUMER CYCLICAL (COST $182,023)               232,871
                                                -------------
--------------------------------------------------------------------------------
FINANCIAL -- 2.6%
REINSURANCE -- 0.4%
Everest Re Group                       53,100           4,537
                                                -------------
                                                        4,537
--------------------------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 2.2%
New York Community Bancorp            664,721          22,787
                                                -------------
                                                       22,787
                                                -------------
TOTAL FINANCIAL (COST $14,714)                         27,324
                                                -------------
--------------------------------------------------------------------------------
HEALTH CARE -- 22.0%
DENTAL SUPPLIES & EQUIPMENT -- 1.5%
Dentsply International                350,000          15,515
                                                -------------
                                                       15,515
--------------------------------------------------------------------------------
DIAGNOSTIC EQUIPMENT -- 0.5%
Gen-Probe*                            149,200           4,985
                                                -------------
                                                        4,985
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 2.0%
St. Jude Medical*                     113,800           8,205
Techne*                               308,400          12,586
                                                -------------
                                                       20,791
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 3.3%
Henry Schein*                         235,300          16,805
Varian Medical Systems*               199,700          17,236
                                                -------------
                                                      34,041
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 5.3%
Affymetrix*                           380,000          12,825
Celgene*                              345,900          16,482
Invitrogen*                           281,000          20,145
Martek Biosciences*                    91,900           5,238
                                                -------------
                                                       54,690
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 2.5%
Eon Labs*                             157,200          10,545
Taro Pharmaceutical Industries*       250,000          14,497
                                                -------------
                                                       25,042
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 1.8%
Lincare Holdings*                     211,800           6,655
Select Medical                        730,000          12,191
                                                -------------
                                                       18,846
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                                                PBHG GROWTH FUND


                                                         STATEMENT OF NET ASSETS
                                                        ------------------------
                                                            As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 2.6%
Caremark Rx*                          264,900   $       8,808
Omnicare                              392,900          17,417
                                                -------------
                                                       26,225
--------------------------------------------------------------------------------
RESPIRATORY PRODUCTS -- 2.0%
Resmed*                               280,000          12,653
Respironics*                          145,900           7,882
                                                -------------
                                                       20,535
--------------------------------------------------------------------------------
THERAPEUTICS -- 0.5%
Medicines*                            170,900           5,505
                                                -------------
                                                        5,505
                                                -------------
TOTAL HEALTH CARE (COST $172,795)                     226,175
                                                -------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 6.7%
BUILDING-HEAVY CONSTRUCTION -- 0.9%
Chicago Bridge & Iron                 340,000           9,462
                                                -------------
                                                        9,462
--------------------------------------------------------------------------------
HAZARDOUS WASTE DISPOSAL -- 1.5%
Stericycle*                           322,800          15,449
                                                -------------
                                                       15,449
--------------------------------------------------------------------------------
IDENTIFICATION SYSTEMS/DEVELOPMENT-- 0.3%
Symbol Technologies                   193,300           2,668
                                                -------------
                                                        2,668
--------------------------------------------------------------------------------
INDUSTRIAL AUTOMATION/ROBOTICS -- 1.5%
Cognex                                472,400          15,707
                                                -------------
                                                       15,707
--------------------------------------------------------------------------------
MACHINERY-PRINT TRADE -- 2.5%
Zebra Technologies, Cl A*             370,000          25,667
                                                -------------
                                                       25,667
                                                -------------
TOTAL INDUSTRIAL (COST $49,105)                        68,953
                                                -------------
--------------------------------------------------------------------------------
SERVICES -- 11.2%
COMPUTER SERVICES -- 3.0%
CACI International, Cl A*             260,000          11,180
Cognizant Technology Solutions*       433,400          19,611
                                                -------------
                                                       30,791
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 2.3%
Corporate Executive Board*            495,000          23,265
                                                -------------
                                                       23,265
--------------------------------------------------------------------------------
SCHOOLS -- 5.9%
Apollo Group, Cl A*                   108,450           9,339
Career Education*                     303,134          17,170
Corinthian Colleges*                  600,000          19,836
University of Phoenix Online*         165,000          14,358
                                                -------------
                                                       60,703
                                                -------------
TOTAL SERVICES (COST $59,093)                         114,759
                                                -------------
--------------------------------------------------------------------------------

                                                     Market
Description                           Shares      Value (000)
--------------------------------------------------------------------------------
TECHNOLOGY -- 33.3%
APPLICATIONS SOFTWARE -- 1.0%
Citrix Systems*                        75,000   $       1,622
Siebel Systems*                       780,300           8,981
                                                -------------
                                                       10,603
--------------------------------------------------------------------------------
COMMUNICATIONS SOFTWARE -- 1.5%
Avid Technology*                      319,800          14,752
                                                -------------
                                                       14,752
--------------------------------------------------------------------------------
COMPUTER AIDED DESIGN -- 0.4%
Autodesk                              138,500           4,379
                                                -------------
                                                        4,379
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 1.1%
Network Appliance*                    529,900          11,366
                                                -------------
                                                       11,366
--------------------------------------------------------------------------------
DECISION SUPPORT SOFTWARE -- 2.0%
Cognos*                               650,000          20,189
                                                -------------
                                                       20,189
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 3.0%
Jabil Circuit*                        562,300          16,549
Vishay Intertechnology*               650,000          13,871
                                                -------------
                                                       30,420
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 6.4%
Broadcom, Cl A*                       546,300          21,399
Microchip Technology                  306,800           8,149
Omnivision Technologies*              410,600          11,213
QLogic*                               199,500           6,585
Silicon Laboratories*                 350,000          18,508
                                                -------------
                                                       65,854
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 1.3%
Novell*                               445,600           5,071
Peoplesoft*                           449,000           8,302
                                                -------------
                                                       13,373
--------------------------------------------------------------------------------
INTERNET CONTENT-INFORMATION/NETWORKS-- 1.4%
Ask Jeeves*                           410,000          14,649
                                                -------------
                                                       14,649
--------------------------------------------------------------------------------
INTERNET SECURITY -- 3.4%
Network Associates*                   502,000           9,036
Symantec*                             518,500          24,007
VeriSign*                             122,200           2,027
                                                -------------
                                                       35,070
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 2.9%
Foundry Networks*                     526,300           9,037
Juniper Networks*                     625,300          16,264
Polycom*                              214,600           4,556
                                                -------------
                                                       29,857
--------------------------------------------------------------------------------

            PBHG FUNDS

 PBHG GROWTH FUND


STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004

                                    Shares/Face        Market
Description                        Amount (000)      Value (000)
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 4.8%
Cypress Semiconductor*                575,000     $    11,770
Emulex*                               602,300          12,823
Linear Technology                     272,100          10,073
Marvell Technology Group*             333,200          15,011
                                                  -----------
                                                       49,677
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 3.0%
Lam Research*                         550,000          13,865
Teradyne*                             104,600           2,493
Varian Semiconductor
   Equipment Associates*              350,000          14,700
                                                  -----------
                                                       31,058
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 1.1%
Adtran                                359,600          10,799
                                                  -----------
                                                       10,799
                                                  -----------
TOTAL TECHNOLOGY (COST $263,445)                      342,046
                                                  -----------
TOTAL COMMON STOCK (COST $741,175)                  1,012,128
                                                  -----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 3.2%
Morgan Stanley
   1.02%, dated 03/31/04, to be
   repurchased on 04/01/04, repurchase
   price $3,323,665 (collateralized by
   U.S. Government Obligations: total
   market value $3,394,104)(A)       $  3,324           3,324
UBS Warburg LLC
   1.06%, dated 03/31/04, to be
   repurchased on 04/01/04, repurchase
   price $29,913,019 (collateralized by
   U.S. Government Obligations: total
   market value $30,512,567)(A)        29,912          29,912
                                                  -----------
TOTAL REPURCHASE AGREEMENTS (COST $33,236)             33,236
                                                  -----------
TOTAL INVESTMENTS-- 101.7% (COST $774,411)          1,045,364
                                                  -----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (1.7)%
Payable for Administration Fees                          (136)
Payable for Distribution Fees                              (9)
Payable for Investment Advisory Fees                     (769)
Payable for Capital Shares Redeemed                   (16,281)
Other Assets and Liabilities, Net                        (608)
                                                  -----------
TOTAL OTHER ASSETS AND LIABILITIES, NET               (17,803)
                                                  -----------
--------------------------------------------------------------------------------

Description                                          Value (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)                 $2,323,765
Accumulated net realized loss on investments       (1,567,157)
Unrealized appreciation on investments                270,953
                                                  -----------
TOTAL NET ASSETS-- 100.0%                          $1,027,561
                                                  -----------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($986,916,715/53,810,106 SHARES)                    $18.34
                                                  -----------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($40,534,263/2,254,280 SHARES)                      $17.98
                                                  -----------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($54,925/2,998 SHARES)                              $18.32
                                                  -----------
MAXIMUM OFFERING
   PRICE PER SHARE -- CLASS A
   ($18.32/94.25%)                                     $19.44
                                                  -----------
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($54,719/2,998 SHARES)                              $18.25
                                                  -----------

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
Cl -- Class
LLC -- Limited Liability Company
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS


                                                          PBHG LARGE CAP 20 FUND

                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 95.5%
CONSUMER CYCLICAL -- 12.7%
ENTERTAINMENT SOFTWARE -- 3.1%
Electronic Arts*                      123,000    $      6,637
                                                 ------------
                                                        6,637
--------------------------------------------------------------------------------
RETAIL-BEDDING -- 6.4%
Bed, Bath & Beyond*                   335,700          14,019
                                                 ------------
                                                       14,019
--------------------------------------------------------------------------------
RETAIL-OFFICE SUPPLIES -- 3.2%
Staples*                              271,300           6,888
                                                 ------------
                                                        6,888
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $25,010)                 27,544
                                                 ------------
--------------------------------------------------------------------------------
FINANCIAL -- 4.0%
FINANCE-INVESTMENT BANKER/BROKER -- 4.0%
Goldman Sachs Group                    84,200           8,786
                                                 ------------
                                                        8,786
                                                 ------------
TOTAL FINANCIAL (COST $9,028)                           8,786
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 14.5%
MEDICAL INSTRUMENTS -- 5.5%
Boston Scientific*                    283,500          12,015
                                                 ------------
                                                       12,015
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 4.0%
Amgen*                                148,820           8,657
                                                 ------------
                                                        8,657
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 5.0%
Teva Pharmaceutical Industries-ADR    169,400          10,741
                                                 ------------
                                                       10,741
                                                 ------------
TOTAL HEALTH CARE (COST $20,801)                       31,413
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 9.6%
E-COMMERCE/SERVICES -- 4.2%
eBay*                                 132,700           9,200
                                                 ------------
                                                        9,200
--------------------------------------------------------------------------------
SCHOOLS -- 5.4%
Apollo Group, Cl A*                   135,000          11,625
                                                 ------------
                                                       11,625
                                                 ------------
TOTAL SERVICES (COST $14,071)                          20,825
                                                 ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 54.7%
APPLICATIONS SOFTWARE -- 3.7%
Microsoft                             319,800           7,985
                                                 ------------
                                                        7,985
--------------------------------------------------------------------------------

                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 4.0%
Nextel Communications, Cl A*          352,600    $      8,720
                                                 ------------
                                                        8,720
--------------------------------------------------------------------------------
COMPUTERS -- 4.3%
Dell Computer*                        278,900           9,377
                                                 ------------
                                                        9,377
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 3.9%
Flextronics International*            487,700           8,398
                                                 ------------
                                                        8,398
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 15.3%
Broadcom, Cl A*                       307,400          12,041
Intel                                 384,400          10,455
Xilinx*                               283,500          10,773
                                                 ------------
                                                       33,269
--------------------------------------------------------------------------------
INTERNET SECURITY -- 7.0%
Symantec*                             327,800          15,177
                                                 ------------
                                                       15,177
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 6.0%
Cisco Systems*                        558,800          13,143
                                                 ------------
                                                       13,143
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 4.2%
Applied Materials*                    423,000           9,044
                                                 ------------
                                                        9,044
--------------------------------------------------------------------------------
WEB PORTALS/ISP -- 6.3%
Yahoo*                                283,900          13,795
                                                 ------------
                                                       13,795
                                                 ------------
TOTAL TECHNOLOGY (COST $94,082)                       118,908
                                                 ------------
TOTAL COMMON STOCK (COST $162,992)                    207,476
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 6.7%
Morgan Stanley
   1.02%, dated 03/31/04, to be
   repurchased on 04/01/04, repurchase
   price $5,794,785 (collateralized by
   U.S. Government Obligations: total
   market value $5,914,108)(A)         $5,795           5,795
UBS Warburg LLC
   1.06%, dated 03/31/04, to be
   repurchased on 04/01/04, repurchase
   price $8,692,187 (collateralized by
   U.S. Government Obligations: total
   market value $8,867,566)(A)          8,692           8,692
                                                 ------------
TOTAL REPURCHASE AGREEMENTS (COST $14,487)             14,487
                                                 ------------
TOTAL INVESTMENTS-- 102.2% (COST $177,479)            221,963
                                                 ------------
--------------------------------------------------------------------------------

            PBHG FUNDS

 PBHG LARGE CAP 20 FUND


STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004

Description                                          Value (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (2.2)%
Receivable for Investment Securities Sold        $      2,365
Payable for Administration Fees                           (28)
Payable for Investment Advisory Fees                     (158)
Payable for Investment Securities Purchased            (6,630)
Other Assets and Liabilities, Net                        (243)
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                (4,694)
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)                    530,910
Accumulated net realized loss on investments         (358,125)
Unrealized appreciation on investments                 44,484
                                                 ------------
TOTAL NET ASSETS-- 100.0%                          $  217,269
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($217,059,490/14,354,265 SHARES)                    $15.12
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($96,277/6,415 SHARES)                              $15.01
                                                 ------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($56,732/3,757 SHARES)                              $15.10
                                                 ------------
MAXIMUM OFFERING
   PRICE PER SHARE -- CLASS A
   ($15.10/94.25%)                                     $16.02
                                                 ------------
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($56,525/3,757 SHARES)                              $15.05
                                                 ------------

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
Cl -- Class
ADR -- American Depositary Receipt
LLC -- Limited Liability Company
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

                                                      PBHG LARGE CAP GROWTH FUND


                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 97.6%
CONSUMER CYCLICAL -- 15.8%
APPAREL MANUFACTURERS -- 1.2%
Coach*                                 52,000    $      2,131
                                                 ------------
                                                        2,131
--------------------------------------------------------------------------------
BROADCAST SERVICES/PROGRAMMING -- 0.9%
Clear Channel Communications           37,400           1,584
                                                 ------------
                                                        1,584
--------------------------------------------------------------------------------
CASINO SERVICES -- 1.6%
International Game Technology          67,300           3,026
                                                 ------------
                                                        3,026
--------------------------------------------------------------------------------
CRUISE LINES -- 1.3%
Carnival                               52,800           2,371
                                                 ------------
                                                        2,371
--------------------------------------------------------------------------------
ENTERTAINMENT SOFTWARE -- 0.8%
Electronic Arts*                       28,200           1,522
                                                 ------------
                                                        1,522
--------------------------------------------------------------------------------
MULTIMEDIA -- 0.5%
Time Warner*                           51,700             872
                                                 ------------
                                                          872
--------------------------------------------------------------------------------
RETAIL-BEDDING -- 2.3%
Bed, Bath & Beyond*                   103,400           4,318
                                                 ------------
                                                        4,318
--------------------------------------------------------------------------------
RETAIL-BUILDING PRODUCTS -- 2.3%
Home Depot                             41,800           1,562
Lowe's                                 48,800           2,739
                                                 ------------
                                                        4,301
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 2.1%
Target                                 30,700           1,383
Wal-Mart Stores                        41,400           2,471
                                                 ------------
                                                        3,854
                                                 ------------
RETAIL-DRUG STORE -- 0.7%
Walgreen                               39,300           1,295
                                                 ------------
                                                        1,295
--------------------------------------------------------------------------------
RETAIL-OFFICE SUPPLIES -- 1.3%
Staples*                               94,100           2,389
                                                 ------------
                                                        2,389
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 0.8%
Starbucks*                             41,300           1,559
                                                 ------------
                                                        1,559
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $20,636)                 29,222
                                                 ------------
--------------------------------------------------------------------------------

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 4.9%
BEVERAGES-NON-ALCOHOLIC -- 1.8%
Coca-Cola                              29,400   $       1,479
PepsiCo                                35,600           1,917
                                                -------------
                                                        3,396
--------------------------------------------------------------------------------
COSMETICS & TOILETRIES -- 3.1%
Avon Products                           6,100             463
Estee Lauder, Cl A                     26,300           1,166
Procter & Gamble                       39,100           4,101
                                                -------------
                                                        5,730
                                                -------------
TOTAL CONSUMER NON-CYCLICAL (COST $7,717)               9,126
                                                -------------
--------------------------------------------------------------------------------
ENERGY -- 1.0%
OIL-FIELD SERVICES -- 1.0%
Schlumberger                           29,900           1,909
                                                -------------
                                                        1,909
                                                -------------
TOTAL ENERGY (COST $1,633)                              1,909
                                                -------------
--------------------------------------------------------------------------------
FINANCIAL -- 7.3%
FINANCE-INVESTMENT BANKER/BROKER -- 2.8%
Citigroup                              35,800           1,851
Goldman Sachs Group                    22,800           2,379
Morgan Stanley                         15,900             911
                                                -------------
                                                        5,141
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 1.7%
Countrywide Financial                  18,366           1,761
Fannie Mae                             19,400           1,442
                                                -------------
                                                        3,203
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 0.8%
American International Group           20,807           1,485
                                                -------------
                                                        1,485
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 1.1%
Progressive                            22,700           1,988
                                                -------------
                                                        1,988
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 0.9%
Wells Fargo                            29,200           1,655
                                                -------------
                                                        1,655
                                                -------------
TOTAL FINANCIAL (COST $10,787)                         13,472
                                                -------------
--------------------------------------------------------------------------------
HEALTH CARE -- 21.4%
MEDICAL INSTRUMENTS -- 5.3%
Boston Scientific*                    128,000           5,425
Guidant                                38,500           2,440
St. Jude Medical*                      26,400           1,903
                                                -------------
                                                        9,768
--------------------------------------------------------------------------------

     PBHG FUNDS

 PBHG LARGE CAP GROWTH FUND


STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 3.6%
Johnson & Johnson                      47,500   $       2,409
Varian Medical Systems*                14,100           1,217
Zimmer Holdings*                       40,900           3,018
                                                -------------
                                                        6,644
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 3.1%
Amgen*                                 46,300           2,693
Genentech*                             29,400           3,111
                                                -------------
                                                        5,804
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 2.2%
Pfizer                                118,040           4,137
                                                -------------
                                                        4,137
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 2.5%
Teva Pharmaceutical Industries-ADR     72,600           4,604
                                                -------------
                                                        4,604
--------------------------------------------------------------------------------
MEDICAL-HMO -- 3.6%
UnitedHealth Group                     61,400           3,957
WellPoint Health Networks*             25,000           2,843
                                                -------------
                                                        6,800
--------------------------------------------------------------------------------
THERAPEUTICS -- 1.1%
Gilead Sciences*                       36,100           2,013
                                                -------------
                                                        2,013
                                                -------------
TOTAL HEALTH CARE (COST $25,883)                       39,770
                                                -------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 3.6%
AEROSPACE/DEFENSE -- 0.5%
Lockheed Martin                        20,400             931
                                                -------------
                                                          931
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS-- 2.6%
3M                                     12,600           1,032
Danaher                                12,300           1,148
General Electric                       85,800           2,619
                                                -------------
                                                        4,799
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 0.5%
Agilent Technologies*                  30,400             962
                                                -------------
                                                          962
                                                -------------
TOTAL INDUSTRIAL (COST $6,443)                          6,692
                                                -------------
--------------------------------------------------------------------------------
SERVICES -- 5.0%
DIVERSIFIED OPERATIONS/COMMERCIAL SERVICES-- 0.4%
Cendant*                               28,700             700
                                                -------------
                                                          700
--------------------------------------------------------------------------------
E-COMMERCE/SERVICES -- 1.9%
eBay*                                  50,300           3,487
                                                -------------
                                                        3,487
--------------------------------------------------------------------------------


                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
SCHOOLS -- 2.7%
Apollo Group, Cl A*                    58,700   $       5,055
                                                -------------
                                                        5,055
                                                -------------
TOTAL SERVICES (COST $4,268)                            9,242
                                                -------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 38.6%
APPLICATIONS SOFTWARE -- 3.7%
Infosys Technologies-ADR               16,200           1,324
Microsoft                             182,400           4,554
Wipro-ADR                              22,300             940
                                                -------------
                                                        6,818
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 2.3%
Nextel Communications, Cl A*          169,400           4,189
                                                -------------
                                                        4,189
--------------------------------------------------------------------------------
COMPUTERS -- 1.9%
Dell Computer*                        103,600           3,483
                                                -------------
                                                        3,483
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 2.3%
EMC*                                  139,100           1,893
Network Appliance*                    112,600           2,415
                                                -------------
                                                        4,308
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 1.7%
Flextronics International*            126,100           2,171
Jabil Circuit*                         35,300           1,039
                                                -------------
                                                        3,210
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 8.0%
Altera*                                42,400             867
Broadcom, Cl A*                        91,600           3,588
Intel                                 170,300           4,632
Texas Instruments                      61,300           1,791
Xilinx*                               106,200           4,036
                                                -------------
                                                       14,914
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 1.6%
Oracle*                               165,000           1,982
SAP-ADR                                23,700             932
                                                -------------
                                                        2,914
--------------------------------------------------------------------------------
INTERNET SECURITY -- 2.6%
Symantec*                             104,200           4,824
                                                -------------
                                                        4,824
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 4.0%
Cisco Systems*                        238,100           5,600
Juniper Networks*                      72,300           1,880
                                                -------------
                                                        7,480
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                                      PBHG LARGE CAP GROWTH FUND


                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2004

                                    Shares/Face        Market
Description                        Amount (000)      Value (000)
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 2.6%
Analog Devices                         46,400    $      2,228
Linear Technology                      35,000           1,296
Maxim Integrated Products              29,300           1,380
                                                 ------------
                                                        4,904
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 3.1%
Applied Materials*                    171,000           3,656
KLA-Tencor*                            39,900           2,009
                                                 ------------
                                                        5,665
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 1.0%
Lucent Technologies*                  166,200             683
Nortel Networks*                      199,000           1,182
                                                 ------------
                                                        1,865
--------------------------------------------------------------------------------
WEB PORTALS/ISP -- 2.4%
Yahoo*                                 91,200           4,431
                                                 ------------
                                                        4,431
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 1.4%
Qualcomm                               39,000           2,590
                                                 ------------
                                                        2,590
                                                 ------------
TOTAL TECHNOLOGY (COST $55,007)                        71,595
                                                 ------------
TOTAL COMMON STOCK (COST $132,374)                    181,028
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.5%
UBS Warburg LLC
   1.06%, dated 03/31/04, to be
   repurchased on 04/01/04, repurchase
   price $4,552,983 (collateralized by
   U.S. Government Obligations: total
   market value $4,646,517)(A)         $4,553           4,553
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $4,553)                4,553
                                                 ------------
TOTAL INVESTMENTS-- 100.1% (COST $136,927)            185,581
                                                 ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.1)%
Payable for Administration Fees                           (24)
Payable for Investment Advisory Fees                     (118)
Other Assets and Liabilities, Net                         (57)
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                  (199)
--------------------------------------------------------------------------------

Description                                          Value (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)               $    332,333
Accumulated net realized loss on investments         (195,605)
Unrealized appreciation on investments                 48,654
                                                 ------------
TOTAL NET ASSETS-- 100.0%                        $    185,382
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($184,688,201/9,329,619 SHARES)                     $19.80
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($560,664/28,553 SHARES)                            $19.64
                                                 ------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($77,007/3,896 SHARES)                              $19.77
                                                 ------------
MAXIMUM OFFERING
   PRICE PER SHARE -- CLASS A
   ($19.77/94.25%)                                     $20.98
                                                 ------------
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($56,468/2,871 SHARES)                              $19.67
                                                 ------------

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
LLC -- Limited Liability Company
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

     PBHG FUNDS

 PBHG SELECT GROWTH FUND


STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 93.9%
CONSUMER CYCLICAL -- 14.2%
APPAREL MANUFACTURERS -- 4.6%
Coach*                                256,000    $     10,493
                                                 ------------
                                                       10,493
--------------------------------------------------------------------------------
AUDIO/VIDEO PRODUCTS -- 2.5%
Harman International Industries        73,500           5,851
                                                 ------------
                                                        5,851
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 4.6%
CDW                                   155,500          10,513
                                                 ------------
                                                       10,513
--------------------------------------------------------------------------------
RADIO -- 2.5%
XM Satellite Radio Holdings, Cl A*    209,400           5,863
                                                 ------------
                                                        5,863
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $24,972)                 32,720
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 27.9%
DENTAL SUPPLIES & EQUIPMENT -- 3.9%
Align Technology*                     471,400           8,961
                                                 ------------
                                                        8,961
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 1.6%
Guidant                                57,500           3,644
                                                 ------------
                                                        3,644
--------------------------------------------------------------------------------
MEDICAL LASER SYSTEMS -- 2.0%
Laserscope*                           231,000           4,569
                                                 ------------
                                                        4,569
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 3.9%
Martek Biosciences*                   159,200           9,074
                                                 ------------
                                                        9,074
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 1.2%
IVAX*                                 122,900           2,798
                                                 ------------
                                                        2,798
--------------------------------------------------------------------------------
THERAPEUTICS -- 15.3%
Eyetech Pharmaceuticals*              216,100           7,174
Gilead Sciences*                      169,000           9,425
Medicines*                            300,400           9,676
Neurocrine Biosciences*               155,800           9,208
                                                 ------------
                                                       35,483
                                                 ------------
TOTAL HEALTH CARE (COST $53,860)                       64,529
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 10.7%
COMPUTER SERVICES -- 3.2%
Cognizant Technology Solutions*       164,900           7,462
                                                 ------------
                                                        7,462
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 2.6%
Corporate Executive Board*            126,300           5,936
                                                 ------------
                                                        5,936
--------------------------------------------------------------------------------

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
E-COMMERCE/SERVICES -- 2.3%
Monster Worldwide*                    201,100    $      5,269
                                                 ------------
                                                        5,269
--------------------------------------------------------------------------------
SCHOOLS -- 2.6%
Apollo Group, Cl A*                    70,350           6,058
                                                 ------------
                                                        6,058
                                                 ------------
TOTAL SERVICES (COST $21,595)                          24,725
                                                 ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 41.1%
CELLULAR TELECOMMUNICATIONS -- 3.6%
Nextel Communications, Cl A*          335,300           8,292
                                                 ------------
                                                        8,292
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 3.3%
Network Appliance*                    355,000           7,615
                                                 ------------
                                                        7,615
--------------------------------------------------------------------------------
DECISION SUPPORT SOFTWARE -- 3.5%
NetlQ*                                574,400           8,019
                                                 ------------
                                                        8,019
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 4.1%
Jabil Circuit*                        323,800           9,529
                                                 ------------
                                                        9,529
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 12.2%
Broadcom, Cl A*                       226,500           8,872
Intel                                 170,500           4,638
Omnivision Technologies*              340,600           9,302
PMC-Sierra*                           318,900           5,412
                                                 ------------
                                                       28,224
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 4.8%
Juniper Networks*                     429,400          11,169
                                                 ------------
                                                       11,169
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 5.2%
Analog Devices                        136,200           6,539
Power Integrations*                   185,200           5,432
                                                 ------------
                                                       11,971
--------------------------------------------------------------------------------
WEB PORTALS/ISP -- 4.4%
Yahoo*                                212,000          10,301
                                                 ------------
                                                       10,301
                                                 ------------
TOTAL TECHNOLOGY (COST $75,990)                        95,120
                                                 ------------
TOTAL COMMON STOCK (COST $176,417)                    217,094
                                                 ------------
--------------------------------------------------------------------------------
INVESTMENT COMPANY -- 3.5%
INDEX FUND-LARGE CAP -- 3.5%
Nasdaq-100 Index Tracking Stock       226,700           8,127
                                                 ------------
                                                        8,127
                                                 ------------
TOTAL INVESTMENT COMPANY (COST $8,440)                  8,127
                                                 ------------
--------------------------------------------------------------------------------

                                                 PBHG FUNDS

                                                         PBHG SELECT GROWTH FUND


                                                         STATEMENT OF NET ASSETS
                                                        ------------------------
                                                            As of March 31, 2004

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.8%
Morgan Stanley
   1.02%, dated 03/31/04, to be
   repurchased on 04/01/04, repurchase
   price $8,689,267 (collateralized by
   U.S. Government Obligations: total
   market value $8,864,635)(A)         $8,689    $      8,689
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $8,689)                8,689
                                                 ------------
TOTAL INVESTMENTS-- 101.2% (COST $193,546)            233,910
                                                 ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (1.2)%
Payable for Administration Fees                           (30)
Payable for Investment Advisory Fees                     (168)
Other Assets and Liabilities, Net                      (2,570)
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                (2,768)
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)                  1,388,102
Accumulated net realized loss on investments       (1,197,324)
Unrealized appreciation on investments                 40,364
                                                 ------------
TOTAL NET ASSETS-- 100.0%                        $    231,142
                                                 ------------
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($231,034,496/11,049,003 SHARES)                    $20.91
                                                 ------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($53,729/2,573 SHARES)                              $20.88
                                                 ------------
MAXIMUM OFFERING
   PRICE PER SHARE -- CLASS A
   ($20.88/94.25%)                                     $22.15
                                                 ------------
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($53,527/2,573 SHARES)                              $20.80
                                                 ------------

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
Cl -- Class
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

            PBHG FUNDS

 PBHG STRATEGIC SMALL COMPANY FUND


STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 97.2%
BASIC MATERIALS -- 1.4%
ADVANCED MATERIALS/PRODUCTS -- 0.7%
Ceradyne*                              14,600    $        528
                                                 ------------
                                                          528
--------------------------------------------------------------------------------
CHEMICALS-DIVERSIFIED -- 0.7%
Olin                                   28,100             502
                                                 ------------
                                                          502
                                                 ------------
TOTAL BASIC MATERIALS (COST $651)                       1,030
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 17.6%
ATHLETIC FOOTWEAR -- 0.5%
K-Swiss, Cl A                          14,000             343
                                                 ------------
                                                          343
--------------------------------------------------------------------------------
CABLE TV -- 0.7%
Insight Communications*                16,500             165
Mediacom Communications*               43,700             350
                                                 ------------
                                                          515
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 1.0%
Bell Microproducts*                    34,500             248
Scansource*                             9,800             470
                                                 ------------
                                                          718
--------------------------------------------------------------------------------
FOOTWEAR & RELATED APPAREL -- 0.5%
Deckers Outdoor*                        6,400             166
Rocky Shoes & Boots*                    7,000             169
                                                 ------------
                                                          335
--------------------------------------------------------------------------------
MULTIMEDIA -- 0.4%
Entravision Communications, Cl A*      34,400             309
                                                 ------------
                                                          309
--------------------------------------------------------------------------------
PUBLISHING-NEWSPAPERS -- 0.5%
Journal Register*                      16,600             347
                                                 ------------
                                                          347
--------------------------------------------------------------------------------
RADIO -- 2.2%
Emmis Communications, Cl A*            27,100             645
Radio One, Cl A*                       25,500             474
Spanish Broadcasting System, Cl A*     43,100             450
                                                 ------------
                                                        1,569
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 5.1%
Cache*                                  7,500             247
Charming Shoppes*                      33,600             262
Jos A Bank Clothiers*                  15,600             562
Kenneth Cole Productions, Cl A          4,900             167
Mothers Work*                           7,000             186
Too*                                   41,900             878
Urban Outfitters*                      21,700           1,043
Wet Seal, Cl A*                        38,400             317
                                                 ------------
                                                        3,662
--------------------------------------------------------------------------------
                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
RETAIL-BEDDING -- 0.6%
Select Comfort*                        15,600    $        430
                                                 ------------
                                                          430
--------------------------------------------------------------------------------
RETAIL-COMPUTER EQUIPMENT -- 0.4%
Insight Enterprises*                   13,900             268
                                                 ------------
                                                          268
--------------------------------------------------------------------------------
RETAIL-GARDENING PRODUCTS -- 1.4%
Tractor Supply*                        27,100           1,049
                                                 ------------
                                                        1,049
--------------------------------------------------------------------------------
RETAIL-REGIONAL DEPARTMENT STORE -- 0.7%
Dillard's, Cl A                        27,700             531
                                                 ------------
                                                          531
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 2.2%
Krispy Kreme Doughnuts*                16,400             563
PF Chang's China Bistro*               12,700             639
Red Robin Gourmet Burgers*             13,300             378
                                                 ------------
                                                        1,580
--------------------------------------------------------------------------------
RETAIL-SPORTING GOODS -- 0.6%
Dick's Sporting Goods*                  7,000             407
                                                 ------------
                                                          407
--------------------------------------------------------------------------------
TELEVISION -- 0.3%
Lin TV, Cl A*                           8,500             202
                                                 ------------
                                                          202
--------------------------------------------------------------------------------
TOYS -- 0.5%
Leapfrog Enterprises*                  17,300             335
                                                 ------------
                                                          335
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $8,512)                  12,600
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 0.7%
COSMETICS & TOILETRIES -- 0.2%
Inter Parfums                           6,900             159
                                                 ------------
                                                          159
--------------------------------------------------------------------------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 0.3%
SunOpta*                               19,700             195
                                                 ------------
                                                          195
--------------------------------------------------------------------------------
FOOD-WHOLESALE/DISTRIBUTION -- 0.2%
Performance Food Group*                 5,200             179
                                                 ------------
                                                          179
                                                 ------------
TOTAL CONSUMER NON-CYCLICAL (COST $484)                   533
                                                 ------------
--------------------------------------------------------------------------------
ENERGY -- 5.8%
COAL -- 0.5%
Massey Energy                          16,000             353
                                                 ------------
                                                          353
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                               PBHG STRATEGIC SMALL COMPANY FUND

                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
OIL & GAS DRILLING -- 0.7%
Atwood Oceanics*                       12,900    $        459
                                                 ------------
                                                          459
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION-- 1.2%
Stone Energy*                           4,100             203
Tom Brown*                             13,500             508
Vintage Petroleum                      10,800             158
                                                 ------------
                                                          869
--------------------------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT -- 1.3%
Grant Prideco*                         39,900             618
Lone Star Technologies*                18,500             327
                                                 ------------
                                                          945
--------------------------------------------------------------------------------
OIL REFINING & MARKETING -- 0.5%
Frontier Oil                           19,400             376
                                                 ------------
                                                          376
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 1.6%
CAL Dive International*                11,500             297
Core Laboratories*                     25,600             543
Universal Compression Holdings*         9,000             296
                                                 ------------
                                                        1,136
                                                 ------------
TOTAL ENERGY (COST $3,088)                              4,138
                                                 ------------
--------------------------------------------------------------------------------
FINANCIAL -- 8.3%
COMMERCIAL BANKS-CENTRAL US -- 0.6%
PrivateBancorp                          7,900             407
                                                 ------------
                                                          407
--------------------------------------------------------------------------------
COMMERCIAL BANKS-EASTERN US -- 0.5%
Bancorp Bank*                           3,000              54
Signature Bank*                        15,000             314
                                                 ------------
                                                          368
--------------------------------------------------------------------------------
COMMERCIAL BANKS-SOUTHERN US -- 0.0%
Oriental Financial Group                1,200              38
                                                -------------
                                                           38
--------------------------------------------------------------------------------
FINANCE-OTHER SERVICES -- 0.1%
Asset Acceptance Capital*               3,000              56
                                                -------------
                                                           56
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY SERVICES-- 0.5%
Affiliated Managers Group*              6,450             352
                                                -------------
                                                          352
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 1.1%
Allmerica Financial*                   12,300             425
HCC Insurance Holdings                 10,700             346
                                                -------------
                                                          771
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 0.3%
Bristol West Holdings*                 12,600             257
                                                -------------
                                                          257
--------------------------------------------------------------------------------


                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT/SERVICES -- 0.7%
Jones Lang LaSalle*                    12,800    $        329
Trammell Crow*                         14,600             205
                                                 ------------
                                                          534
--------------------------------------------------------------------------------
REINSURANCE -- 0.7%
Odyssey Re Holdings                    17,900             483
                                                 ------------
                                                          483
--------------------------------------------------------------------------------
REITS-HOTELS -- 1.1%
Meristar Hospitality*                 109,400             760
                                                 ------------
                                                          760
--------------------------------------------------------------------------------
REITS-MANUFACTURED HOMES -- 0.4%
Affordable Residential Communities*    15,000             278
                                                 ------------
                                                          278
--------------------------------------------------------------------------------
REITS-MORTGAGE -- 0.4%
American Home Mortgage Investment       7,600             219
Capital Lease Funding*                  4,800              61
                                                 ------------
                                                          280
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 0.1%
Government Properties Trust*            6,000              79
                                                 ------------
                                                           79
--------------------------------------------------------------------------------
S&L/THRIFTS-CENTRAL US -- 0.7%
Bank Mutual                            30,383             340
Franklin Bank*                          7,200             134
                                                 ------------
                                                          474
--------------------------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 0.9%
Brookline Bancorp                      25,160             401
Provident Financial Services           13,500             252
                                                 ------------
                                                          653
--------------------------------------------------------------------------------
S&L/THRIFTS-SOUTHERN US -- 0.2%
Jefferson Bancshares                    9,000             126
                                                 ------------
                                                          126
                                                 ------------
TOTAL FINANCIAL (COST $4,509)                           5,916
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 15.6%
DENTAL SUPPLIES & EQUIPMENT -- 0.6%
Align Technology*                      21,100             401
                                                 ------------
                                                          401
--------------------------------------------------------------------------------
DIAGNOSTIC EQUIPMENT -- 1.6%
Cytyc*                                 16,400             365
Gen-Probe*                             23,600             788
                                                 ------------
                                                        1,153
--------------------------------------------------------------------------------
DISPOSABLE MEDICAL PRODUCTS -- 0.6%
ICU Medical*                           14,900             453
                                                 ------------
                                                          453
--------------------------------------------------------------------------------

            PBHG FUNDS

 PBHG STRATEGIC SMALL COMPANY FUND


STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
MEDICAL INFORMATION SYSTEMS -- 0.7%
Cerner*                                 5,500    $        249
Quality Systems*                        5,300             241
                                                 ------------
                                                          490
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 0.9%
Advanced Neuromodulation Systems*       5,100             184
Kensey Nash*                            9,900             244
Kyphon*                                 9,000             215
                                                 ------------
                                                          643
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 0.8%
Covance*                               15,800             544
                                                 ------------
                                                          544
--------------------------------------------------------------------------------
MEDICAL LASER SYSTEMS -- 0.4%
LCA-Vision*                            13,200             310
                                                 ------------
                                                          310
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 0.9%
Closure Medical*                       10,100             278
Inamed*                                 6,500             346
                                                 ------------
                                                          624
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 1.8%
Applera Corp-Celera Genomics Group*    11,600             168
Digene*                                 5,800             199
Integra LifeSciences Holdings*         14,400             441
Martek Biosciences*                     8,200             467
                                                 ------------
                                                        1,275
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 1.5%
Cima Labs*                             10,700             336
Kos Pharmaceuticals*                    9,800             399
Medicis Pharmaceutical, Cl A            8,400             336
                                                 ------------
                                                        1,071
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 1.6%
Eon Labs*                               9,100             610
Taro Pharmaceutical Industries*         9,200             534
                                                 ------------
                                                        1,144
--------------------------------------------------------------------------------
MEDICAL-HMO -- 1.1%
AMERIGROUP*                             4,400             201
Centene*                                6,550             200
Coventry Health Care*                  10,000             423
                                                 ------------
                                                          824
--------------------------------------------------------------------------------
MEDICAL-HOSPITALS -- 0.2%
LifePoint Hospitals*                    5,300             171
                                                 ------------
                                                          171
--------------------------------------------------------------------------------
MEDICAL-NURSING HOMES -- 0.2%
Genesis HealthCare*                     6,000             146
                                                 ------------
                                                          146
--------------------------------------------------------------------------------

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 1.2%
Apria Healthcare Group*                15,900    $        476
Matria Healthcare*                     14,500             367
                                                 ------------
                                                          843
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 0.4%
Accredo Health*                         8,400             320
                                                 ------------
                                                          320
--------------------------------------------------------------------------------
PHYSICIAN PRACTICE MANAGEMENT -- 1.1%
American Healthways*                   31,200             762
                                                 ------------
                                                          762
                                                 ------------
TOTAL HEALTH CARE (COST $7,447)                        11,174
                                                 ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 6.0%
AEROSPACE/DEFENSE -- 0.5%
Teledyne Technologies*                 18,000             337
                                                 ------------
                                                          337
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE-EQUIPMENT -- 0.5%
Moog, Cl A*                            11,650             397
                                                 ------------
                                                          397
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS-- 0.9%
Brink's                                22,500             620
                                                 ------------
                                                          620
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 0.6%
Cyberoptics*                           14,500             260
Faro Technologies*                      8,300             191
                                                 ------------
                                                          451
--------------------------------------------------------------------------------
ELECTRONIC SECURITY DEVICES -- 0.3%
Taser International*                    3,000             235
                                                 ------------
                                                          235
--------------------------------------------------------------------------------
ELECTRONICS-MILITARY -- 0.5%
EDO                                    14,900             359
                                                 ------------
                                                          359
--------------------------------------------------------------------------------
IDENTIFICATION SYSTEMS/DEVELOPMENT-- 0.7%
Metrologic Instruments*                21,300             498
                                                 ------------
                                                          498
--------------------------------------------------------------------------------
INDUSTRIAL AUDIO & VIDEO PRODUCTS -- 0.3%
Sonic Solutions*                       10,000             190
                                                 ------------
                                                          190
--------------------------------------------------------------------------------
LASERS-SYSTEMS/COMPONENTS -- 0.9%
Cymer*                                  9,000             347
Rofin-Sinar Technologies*               9,600             287
                                                 ------------
                                                          634
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                               PBHG STRATEGIC SMALL COMPANY FUND


                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
MACHINERY-CONSTRUCTION & MINING -- 0.2%
JLG Industries                          8,500    $        122
                                                 ------------
                                                          122
--------------------------------------------------------------------------------
MACHINERY-THERMAL PROCESSING -- 0.3%
Global Power Equipment Group*          26,100             220
                                                 ------------
                                                          220
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING -- 0.3%
Applied Films*                          9,200             257
                                                 ------------
                                                         257
                                                 ------------
TOTAL INDUSTRIAL (COST $3,150)                          4,320
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 10.6%
COMMERCIAL SERVICES -- 0.9%
Arbitron*                               8,400             338
Icon-ADR*                               8,300             293
                                                 ------------
                                                          631
--------------------------------------------------------------------------------
COMMERCIAL SERVICES-FINANCE -- 0.7%
Coinstar*                               9,900             157
National Processing*                   18,200             346
                                                 ------------
                                                          503
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 1.2%
Cognizant Technology Solutions*        12,900             584
Manhattan Associates*                  10,500             292
                                                 ------------
                                                          876
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 1.9%
Advisory Board*                        10,000             365
Charles River Associates*               6,700             220
Navigant Consulting*                   21,900             443
PDI*                                   13,400             339
                                                 ------------
                                                        1,367
--------------------------------------------------------------------------------
DIRECT MARKETING -- 0.4%
Advo                                    9,500             306
                                                 ------------
                                                          306
--------------------------------------------------------------------------------
HUMAN RESOURCES -- 1.1%
Gevity HR                              16,500             482
Medical Staffing Network Holdings*     34,900             275
                                                 ------------
                                                          757
--------------------------------------------------------------------------------
RENTAL AUTO/EQUIPMENT -- 0.5%
Aaron Rents                            15,650             390
                                                 ------------
                                                          390
--------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 0.8%
Parexel International*                 14,700             263
SFBC International*                     9,200             274
                                                 ------------
                                                          537
--------------------------------------------------------------------------------

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
SCHOOLS -- 2.4%
Career Education*                      14,794    $        838
University of Phoenix Online*          10,333             899
                                                 ------------
                                                        1,737
--------------------------------------------------------------------------------
SECURITY SERVICES -- 0.7%
Integrated Alarm Services Group*       52,800             502
                                                 ------------
                                                          502
                                                 ------------
TOTAL SERVICES (COST $4,644)                            7,606
                                                 ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 29.9%
APPLICATIONS SOFTWARE -- 1.1%
Barra*                                  5,700             200
Quest Software*                        15,100             247
Red Hat*                               16,500             377
                                                 ------------
                                                          824
--------------------------------------------------------------------------------
B2B/E-COMMERCE -- 0.6%
webMethods*                            45,300             426
                                                 ------------
                                                          426
--------------------------------------------------------------------------------
CIRCUIT BOARDS -- 0.7%
Merix*                                 10,500             194
TTM Technologies*                      22,200             273
                                                 ------------
                                                          467
--------------------------------------------------------------------------------
COMMUNICATIONS SOFTWARE -- 1.2%
Avid Technology*                        9,500             438
Concurrent Computer*                   57,900             200
Witness Systems*                       20,000             258
                                                 ------------
                                                          896
--------------------------------------------------------------------------------
COMPUTER AIDED DESIGN -- 0.6%
Parametric Technology*                 97,900             443
                                                 ------------
                                                          443
--------------------------------------------------------------------------------
COMPUTER GRAPHICS -- 0.6%
Trident Microsystems*                  25,650             409
                                                 ------------
                                                          409
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 0.7%
Brooktrout*                            17,100             339
Merge Technologies*                    13,300             195
                                                 ------------
                                                          534
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 1.2%
Lexar Media*                           16,600             275
Quantum*                              149,300             552
                                                 ------------
                                                          827
--------------------------------------------------------------------------------
COMPUTERS-PERIPHERAL EQUIPMENT -- 0.4%
Transact Technologies*                  7,200             280
                                                 ------------
                                                          280
--------------------------------------------------------------------------------

            PBHG FUNDS

 PBHG STRATEGIC SMALL COMPANY FUND


STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 0.3%
Filenet*                                8,900    $        237
                                                 ------------
                                                          237
--------------------------------------------------------------------------------
DECISION SUPPORT SOFTWARE -- 0.3%
NetlQ*                                 16,400             229
                                                 ------------
                                                          229
--------------------------------------------------------------------------------
E-MARKETING/INFORMATION -- 0.4%
Digital River*                         13,400             314
                                                 ------------
                                                          314
--------------------------------------------------------------------------------
E-SERVICES/CONSULTING -- 0.8%
Digital Insight*                       12,700             263
Niku*                                  23,600             315
                                                 ------------
                                                          578
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 0.4%
Benchmark Electronics*                  9,050             285
                                                 ------------
                                                          285
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 3.8%
Conexant Systems*                      40,841             252
DSP Group*                             15,200             391
ESS Technology*                        24,100             353
Omnivision Technologies*               32,400             885
Silicon Laboratories*                  15,700             830
                                                 ------------
                                                        2,711
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 1.5%
Lawson Software*                        6,600              55
Micromuse*                             13,600             106
MicroStrategy, Cl A*                    8,400             448
Netmanage*                              8,500              82
Omnicell*                              12,100             240
Packeteer*                              5,000              66
Retek*                                 15,800             119
                                                 ------------
                                                        1,116
--------------------------------------------------------------------------------
INTERNET APPLICATION SOFTWARE -- 1.3%
eResearch Technology*                  23,200             651
Matrixone*                             34,400             250
                                                 ------------
                                                          901
--------------------------------------------------------------------------------
INTERNET CONTENT-ENTERTAINMENT -- 0.8%
NetFlix*                               16,500             563
                                                 ------------
                                                          563
--------------------------------------------------------------------------------
INTERNET CONTENT-INFORMATION/NETWORKS-- 1.3%
Ask Jeeves*                            15,600             557
Infospace*                              9,100             354
                                                 ------------
                                                          911
--------------------------------------------------------------------------------

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE SOFTWARE -- 1.5%
F5 Networks*                           16,400    $        555
Radware*                               10,100             268
SupportSoft.com*                       25,400             280
                                                 ------------
                                                        1,103
--------------------------------------------------------------------------------
INTERNET SECURITY -- 1.1%
Blue Coat Systems*                      7,400             397
Internet Security Systems*             21,900             386
                                                 ------------
                                                          783
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 1.5%
Extreme Networks*                      28,900             208
Foundry Networks*                      20,500             352
SafeNet*                               13,400             503
                                                 ------------
                                                        1,063
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 2.5%
Emulex*                                11,400             243
Integrated Device Technology*          17,600             264
Marvell Technology Group*              11,700             527
Power Integrations*                    14,300             419
Standard Microsystems*                  6,600             176
Triquint Semiconductor*                22,100             161
                                                 ------------
                                                        1,790
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 2.5%
Brooks Automation*                      9,800             206
Formfactor*                            14,000             293
LTX*                                   22,900             346
Mattson Technology*                    25,600             306
MKS Instruments*                       19,700             473
Veeco Instruments*                      5,300             149
                                                 ------------
                                                        1,773
--------------------------------------------------------------------------------
SOFTWARE TOOLS -- 1.0%
Altiris*                               13,300             372
Borland Software*                      34,700             315
                                                 ------------
                                                          687
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 0.4%
Adtran                                  9,600             288
                                                 ------------
                                                          288
--------------------------------------------------------------------------------
WEB HOSTING/DESIGN -- 0.8%
eCollege.com*                          13,200             276
Macromedia*                            15,800             317
                                                 ------------
                                                          593
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 0.6%
California Amplifier*                  16,000             214
Carrier Access*                        19,100             233
                                                 ------------
                                                          447
                                                 ------------
TOTAL TECHNOLOGY (COST $16,423)                        21,478
                                                 ------------
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                               PBHG STRATEGIC SMALL COMPANY FUND


                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2004

                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
TRANSPORTATION -- 1.0%
AIRLINES -- 0.3%
Skywest                                10,800    $        208
                                                 ------------
                                                          208
--------------------------------------------------------------------------------
TRANSPORT-AIR FREIGHT -- 0.7%
CNF                                    14,500             487
                                                 ------------
                                                          487
                                                 ------------
TOTAL TRANSPORTATION (COST $600)                          695
                                                 ------------
--------------------------------------------------------------------------------
UTILITIES -- 0.3%
ELECTRIC-INTEGRATED -- 0.3%
MGE Energy                              7,400             228
                                                 ------------
                                                          228
                                                 ------------
TOTAL UTILITIES (COST $198)                               228
                                                 ------------
TOTAL COMMON STOCK (COST $49,706)                      69,718
                                                 ------------
--------------------------------------------------------------------------------
INVESTMENT COMPANY -- 0.5%
INDEX FUND-SMALL CAP -- 0.5%
iShares Russell 2000 Index Fund         3,300             388
                                                 ------------
                                                          388
                                                 ------------
TOTAL INVESTMENT COMPANY (COST $351)                      388
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.4%
Morgan Stanley
   0.80%, dated 03/31/04, to be
   repurchased on 04/01/04, repurchase
   price $1,719,314 (collateralized by
   U.S. Government Obligations: total
   market value $1,753,660)(A)         $1,719           1,719
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $1,719)                1,719
                                                 ------------
TOTAL INVESTMENTS-- 100.1% (COST $51,776)              71,825
                                                 ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.1)%
Payable for Administration Fees                            (9)
Payable for Investment Advisory Fees                      (62)
Other Assets and Liabilities, Net                         (14)
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                   (85)
                                                 ------------
--------------------------------------------------------------------------------


Description                                          Value (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)                $    68,520
Accumulated net realized loss on investments          (16,829)
Unrealized appreciation on investments                 20,049
                                                 ------------
TOTAL NET ASSETS-- 100.0%                         $    71,740
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($69,838,021/5,104,704 SHARES)                      $13.68
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($1,778,506/130,461 SHARES)                         $13.63
                                                 ------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($65,189/4,773 SHARES)                              $13.66
                                                 ------------
MAXIMUM OFFERING
   PRICE PER SHARE -- CLASS A
   ($13.66/94.25%)                                     $14.49
                                                 ------------
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($58,076/4,274 SHARES)                              $13.59
                                                 ------------

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
REIT -- Real Estate Investment Trust
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

            PBHG FUNDS

 PBHG DISCIPLINED EQUITY FUND


STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 97.2%
BASIC MATERIALS -- 3.2%
CHEMICALS-DIVERSIFIED -- 0.9%
Dow Chemical                           15,572    $        627
                                                 ------------
                                                          627
--------------------------------------------------------------------------------
CHEMICALS-SPECIALTY -- 0.2%
Hercules*                              11,048             127
                                                 ------------
                                                          127
--------------------------------------------------------------------------------
METAL PROCESSORS & FABRICATORS -- 0.4%
Worthington Industries                 13,666             262
                                                 ------------
                                                          262
--------------------------------------------------------------------------------
PAPER & RELATED PRODUCTS -- 1.7%
Georgia-Pacific                        33,188           1,118
                                                 ------------
                                                        1,118
                                                 ------------
TOTAL BASIC MATERIALS (COST $1,984)                     2,134
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 10.8%
AUTO-CARS/LIGHT TRUCKS -- 0.8%
Ford Motor                             40,216             546
                                                 ------------
                                                          546
--------------------------------------------------------------------------------
COATINGS/PAINT -- 0.2%
Sherwin-Williams                        2,968             114
                                                 ------------
                                                          114
--------------------------------------------------------------------------------
ENTERTAINMENT SOFTWARE -- 0.3%
Electronic Arts*                        3,110             168
                                                 ------------
                                                          168
--------------------------------------------------------------------------------
MULTIMEDIA -- 2.6%
Walt Disney                            67,261           1,681
                                                 ------------
                                                        1,681
--------------------------------------------------------------------------------
RETAIL-AUTO PARTS -- 1.6%
Autozone*                              12,566           1,080
                                                 ------------
                                                        1,080
--------------------------------------------------------------------------------
RETAIL-BUILDING PRODUCTS -- 0.3%
Home Depot                              6,169             230
                                                 ------------
                                                          230
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 2.1%
Dollar General                          4,071              78
TJX                                    35,896             882
Wal-Mart Stores                         7,385             441
                                                 ------------
                                                        1,401
--------------------------------------------------------------------------------
RETAIL-MAJOR DEPARTMENT STORE -- 1.8%
Sears Roebuck                          26,939           1,157
                                                 ------------
                                                        1,157
--------------------------------------------------------------------------------

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
RETAIL-OFFICE SUPPLIES -- 0.1%
Office Depot*                           4,096    $         77
                                                 ------------
                                                           77
--------------------------------------------------------------------------------
RETAIL-REGIONAL DEPARTMENT STORE -- 0.4%
Federated Department Stores             5,062             274
                                                 ------------
                                                          274
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 0.6%
McDonald's                             13,180             377
                                                 ------------
                                                          377
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $6,457)                   7,105
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 7.5%
BEVERAGES-NON-ALCOHOLIC -- 1.6%
Coca-Cola                               5,056             254
PepsiCo                                14,650             789
                                                 ------------
                                                        1,043
--------------------------------------------------------------------------------
CONSUMER PRODUCTS-MISCELLANEOUS -- 0.4%
Tupperware                             14,110             251
                                                 ------------
                                                          251
--------------------------------------------------------------------------------
COSMETICS & TOILETRIES -- 1.0%
Colgate-Palmolive                       6,304             347
Gillette                                8,330             326
                                                 ------------
                                                          673
--------------------------------------------------------------------------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 0.1%
Sara Lee                                3,837              84
                                                 ------------
                                                           84
--------------------------------------------------------------------------------
FOOD-WHOLESALE/DISTRIBUTION -- 0.5%
Supervalu                              11,214             343
                                                 ------------
                                                          343
--------------------------------------------------------------------------------
TOBACCO -- 3.9%
Altria Group                           41,858           2,279
UST                                     7,175             259
                                                 ------------
                                                        2,538
                                                 ------------
TOTAL CONSUMER NON-CYCLICAL (COST $4,705)               4,932
                                                 ------------
--------------------------------------------------------------------------------
ENERGY -- 7.3%
OIL COMPANIES-INTEGRATED -- 5.1%
ChevronTexaco                           9,223             810
ConocoPhillips                          8,756             611
Exxon Mobil                            15,097             628
Marathon Oil                           23,963             807
Occidental Petroleum                   10,712             493
                                                 ------------
                                                        3,349
--------------------------------------------------------------------------------

                                            PBHG FUNDS

                                                    PBHG DISCIPLINED EQUITY FUND


                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 2.2%
Schlumberger                           22,577    $      1,442
                                                 ------------
                                                        1,442
                                                 ------------
TOTAL ENERGY (COST $4,220)                              4,791
                                                 ------------
--------------------------------------------------------------------------------
FINANCIAL -- 19.8%
COMMERCIAL BANKS-SOUTHERN US -- 0.3%
SouthTrust                              5,998             199
                                                 ------------
                                                          199
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 3.7%
Citigroup                              46,650           2,412
                                                 ------------
                                                        2,412
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 1.4%
JPMorgan Chase                         11,496             482
Morgan Stanley                          7,270             417
                                                 ------------
                                                          899
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 1.6%
Freddie Mac                            18,325           1,082
                                                 ------------
                                                        1,082
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY SERVICES-- 0.2%
Federated Investors, Cl B               4,758             150
                                                 ------------
                                                          150
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 0.4%
Lincoln National                        4,926             233
                                                 ------------
                                                          233
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 2.6%
Hartford Financial Services Group       8,545             544
Safeco                                 26,829           1,158
                                                 ------------
                                                        1,702
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 1.7%
ACE                                    23,632           1,008
Travelers Property Casualty, Cl B       6,894             119
                                                 ------------
                                                        1,127
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 7.9%
Bank One                                6,833             373
FleetBoston Financial                   6,624             297
US Bancorp                             28,329             783
Wachovia                               40,139           1,887
Wells Fargo                            32,900           1,864
                                                 ------------
                                                        5,204
                                                 ------------
TOTAL FINANCIAL (COST $11,785)                         13,008
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 13.5%
HEALTH CARE COST CONTAINMENT -- 0.6%
McKesson                               13,484             406
                                                 ------------
                                                          406
--------------------------------------------------------------------------------

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 3.5%
Biomet                                  7,532    $        289
Johnson & Johnson                      40,454           2,052
                                                 ------------
                                                        2,341
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 6.9%
Merck                                   8,340             368
Pfizer                                 70,240           2,462
Wyeth                                  45,087           1,693
                                                 ------------
                                                        4,523
--------------------------------------------------------------------------------
MEDICAL-HMO -- 2.5%
Aetna                                  14,718           1,320
UnitedHealth Group                      3,758             242
WellPoint Health Networks*                674              77
                                                 ------------
                                                        1,639
                                                 ------------
TOTAL HEALTH CARE (COST $8,186)                         8,909
                                                 ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 8.6%
AEROSPACE/DEFENSE -- 1.8%
General Dynamics                       11,786           1,053
Lockheed Martin                         2,748             125
                                                 ------------
                                                        1,178
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS-- 5.0%
3M                                      9,783             801
General Electric                       81,559           2,489
                                                 ------------
                                                        3,290
--------------------------------------------------------------------------------
INDUSTRIAL AUTOMATION/ROBOTICS -- 0.9%
Rockwell Automation                    16,775             582
                                                 ------------
                                                          582
--------------------------------------------------------------------------------
MACHINERY-CONSTRUCTION & MINING -- 0.3%
Caterpillar                             2,450             194
                                                 ------------
                                                          194
--------------------------------------------------------------------------------
MACHINERY-GENERAL INDUSTRY -- 0.6%
Ingersoll-Rand                          6,437             435
                                                 ------------
                                                          435
                                                 ------------
TOTAL INDUSTRIAL (COST $5,270)                          5,679
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 5.5%
COMMERCIAL SERVICES-FINANCE -- 1.8%
Deluxe                                 22,683             910
Equifax                                11,980             309
                                                 ------------
                                                        1,219
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 0.9%
Computer Sciences*                     14,184             572
                                                 ------------
                                                          572
--------------------------------------------------------------------------------

            PBHG FUNDS

 PBHG DISCIPLINED EQUITY FUND


STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004

                                                        Market
Description                             Shares       Value (000)
--------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS/COMMERCIAL SERVICES-- 1.6%
Cendant*                               42,340    $      1,033
                                                 ------------
                                                        1,033
--------------------------------------------------------------------------------
PRINTING-COMMERCIAL -- 1.2%
RR Donnelley & Sons                    26,229             793
                                                 ------------
                                                          793
                                                 ------------
TOTAL SERVICES (COST $3,476)                            3,617
                                                 ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 17.0%
CELLULAR TELECOM -- 0.3%
AT&T Wireless Services*                15,595             212
                                                 ------------
                                                          212
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 1.9%
Nextel Communications, Cl A*           49,217           1,217
                                                 ------------
                                                        1,217
--------------------------------------------------------------------------------
COMPUTERS -- 4.3%
Hewlett-Packard                        46,712           1,067
International Business Machines        19,130           1,757
                                                 ------------
                                                        2,824
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 2.8%
Dell Computer*                         54,701           1,839
                                                 ------------
                                                        1,839
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 0.7%
Veritas Software*                      17,761             478
                                                 ------------
                                                          478
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 0.6%
Oracle*                                34,818             418
                                                 ------------
                                                          418
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 1.3%
Cisco Systems*                         35,664             839
                                                 ------------
                                                          839
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 3.6%
Intel                                  87,790           2,388
                                                 ------------
                                                        2,388
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 1.5%
Motorola                               57,034           1,004
                                                 ------------
                                                        1,004
                                                 ------------
TOTAL TECHNOLOGY (COST $10,006)                        11,219
                                                 ------------
--------------------------------------------------------------------------------

                                      Shares/Face      Market
Description                          Amount (000)    Value (000)
--------------------------------------------------------------------------------
TRANSPORTATION -- 0.5%
TRANSPORT-RAIL -- 0.5%
Norfolk Southern                       13,476    $        298
                                                 ------------
                                                          298
                                                 ------------
TOTAL TRANSPORTATION (COST $269)                          298
                                                 ------------
--------------------------------------------------------------------------------
UTILITIES -- 3.5%
ELECTRIC-INTEGRATED -- 3.5%
Centerpoint Energy                     19,439             222
Entergy                                12,088             719
TXU                                    46,733           1,339
                                                 ------------
                                                        2,280
                                                 ------------
TOTAL UTILITIES (COST $2,059)                           2,280
                                                 ------------
TOTAL COMMON STOCK (COST $58,417)                      63,972
                                                 ------------
--------------------------------------------------------------------------------
TREASURY BILL -- 0.5%
U.S. Treasury Bill
0.97%, 09/09/04(B)(C)                $    350             349
                                                 ------------
                                                          349
                                                 ------------
TOTAL TREASURY BILL (COST $348)                           349
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.1%
Morgan Stanley
   1.02%, dated 03/31/04, to be
   repurchased on 04/01/04, repurchase
   price $1,350,072 (collateralized by
   U.S. Government Obligations: total
   market value $1,380,964)(A)          1,350           1,350
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $1,350)                1,350
                                                 ------------
TOTAL INVESTMENTS-- 99.8% (COST $60,115)               65,671
                                                 ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.2%
Payable for Administration Fees                            (8)
Payable for Investment Advisory Fees                      (39)
Other Assets and Liabilities, Net                         204
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                   157
                                                 ------------
--------------------------------------------------------------------------------
                                       60

                                            PBHG FUNDS

                                                    PBHG DISCIPLINED EQUITY FUND


                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2004


Description                                          Value (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)               $     87,466
Undistributed net investment income                       138
Accumulated net realized loss on investments          (27,371)
Unrealized appreciation on investments                  5,556
Unrealized appreciation on futures                         39
                                                 ------------
TOTAL NET ASSETS-- 100.0%                        $     65,828
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($65,667,704/6,671,634 SHARES)                       $9.84
                                                 ------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($82,024/8,342 SHARES)                               $9.83
                                                 ------------
MAXIMUM OFFERING
   PRICE PER SHARE -- CLASS A
   ($9.83/94.25%)                                      $10.43
                                                 ------------
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($78,004/7,951 SHARES)                               $9.81
                                                 ------------

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
(B) -- Security has been pledged as collateral for open futures contracts.
(C) -- The rate reflected on the Statement of Net Assets represents the security's effective yield at time of purchase.
Cl -- Class
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

            PBHG FUNDS

 PBHG FOCUSED FUND


STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 97.3%
CONSUMER CYCLICAL -- 15.4%
BROADCAST SERVICES/PROGRAMMING -- 9.8%
Clear Channel Communications           31,900    $      1,351
Liberty Media, Cl A*                  113,800           1,246
                                                 ------------
                                                        2,597
--------------------------------------------------------------------------------
RADIO -- 5.6%
Westwood One*                          51,000           1,502
                                                 ------------
                                                        1,502
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $4,191)                   4,099
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 8.4%
FOOD-FLOUR & GRAIN -- 4.2%
Archer-Daniels-Midland                 66,200           1,117
                                                 ------------
                                                        1,117
--------------------------------------------------------------------------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 4.2%
Sara Lee                               51,600           1,128
                                                 ------------
                                                        1,128
                                                 ------------
TOTAL CONSUMER NON-CYCLICAL (COST $2,179)               2,245
                                                 ------------
--------------------------------------------------------------------------------
ENERGY -- 5.6%
OIL & GAS DRILLING -- 2.9%
Transocean*                            28,100             784
                                                 ------------
                                                          784
--------------------------------------------------------------------------------
PIPELINES -- 2.7%
El Paso                                99,200             705
                                                 ------------
                                                          705
                                                 ------------
TOTAL ENERGY (COST $1,425)                              1,489
                                                 ------------
--------------------------------------------------------------------------------
FINANCIAL -- 19.9%
FINANCE-MORTGAGE LOAN/BANKER -- 3.9%
Freddie Mac                            17,600           1,039
                                                 ------------
                                                        1,039
--------------------------------------------------------------------------------
INSURANCE BROKERS -- 4.5%
AON                                    43,000           1,200
                                                 ------------
                                                        1,200
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 3.2%
PartnerRe                              15,000             847
                                                 ------------
                                                          847
--------------------------------------------------------------------------------
REITS-HOTELS -- 2.4%
Meristar Hospitality*                  91,800             638
                                                 ------------
                                                          638
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 1.8%
American Financial Realty Trust        29,400             498
                                                 ------------
                                                          498
--------------------------------------------------------------------------------
S&L/THRIFTS-WESTERN US -- 2.5%
Washington Mutual                      16,000             683
                                                 ------------
                                                          683
--------------------------------------------------------------------------------

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 1.6%
Wells Fargo                             7,400    $        419
                                                 ------------
                                                          419
                                                 ------------
TOTAL FINANCIAL (COST $4,707)                           5,324
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 9.0%
MEDICAL PRODUCTS -- 5.5%
Baxter International                   47,900           1,480
                                                 ------------
                                                        1,480
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 3.5%
Pfizer                                 15,200             533
Wyeth                                  10,500             394
                                                 ------------
                                                          927
                                                 ------------
TOTAL HEALTH CARE (COST $2,063)                         2,407
                                                 ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 3.0%
AEROSPACE/DEFENSE -- 3.0%
Lockheed Martin                        17,400             794
                                                 ------------
                                                          794
                                                 ------------
TOTAL INDUSTRIAL (COST $815)                              794
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 5.1%
ADVERTISING AGENCIES -- 1.9%
Interpublic Group*                     33,000             507
                                                 ------------
                                                          507
--------------------------------------------------------------------------------
ADVERTISING SALES -- 3.2%
Lamar Advertising*                     21,200             853
                                                 ------------
                                                          853
                                                 ------------
TOTAL SERVICES (COST $1,184)                            1,360
                                                 ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 30.9%
APPLICATIONS SOFTWARE -- 19.4%
Intuit*                                35,100           1,575
Microsoft                             143,700           3,588
                                                 ------------
                                                        5,163
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 4.0%
Automatic Data Processing              25,300           1,063
                                                 ------------
                                                        1,063
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE SOFTWARE -- 2.2%
TIBCO Software*                        72,200             590
                                                 ------------
                                                          590
--------------------------------------------------------------------------------
OFFICE AUTOMATION & EQUIPMENT -- 5.3%
Xerox*                                 97,500           1,421
                                                 ------------
                                                        1,421
                                                 ------------
TOTAL TECHNOLOGY (COST $8,012)                          8,237
                                                 ------------
TOTAL COMMON STOCK (COST $24,576)                      25,955
                                                 ------------
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                                               PBHG FOCUSED FUND


                                                         STATEMENT OF NET ASSETS
                                                        ------------------------
                                                            As of March 31, 2004

                                         Face          Market
Description                          Amount (000)    Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.8%
Morgan Stanley
   0.80%, dated 03/31/04, to be
   repurchased on 04/01/04, repurchase
   price $752,009 (collateralized by
   U.S. Government Obligations: total
   market value $767,032)(A)             $752    $        752
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $752)                    752
                                                 ------------
TOTAL INVESTMENTS-- 100.1% (COST $25,328)              26,707
                                                 ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.1)%
Payable for Administration Fees                            (3)
Payable for Investment Advisory Fees                      (20)
Other Assets and Liabilities, Net                           6
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                   (17)
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)                     30,048
Accumulated net realized loss on investments           (4,737)
Unrealized appreciation on investments                  1,379
                                                 ------------
TOTAL NET ASSETS-- 100.0%                        $     26,690
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($26,574,500/1,546,330 SHARES)                      $17.19
                                                 ------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($58,038/3,381 SHARES)                              $17.17
                                                 ------------
MAXIMUM OFFERING
   PRICE PER SHARE -- CLASS A
   ($17.17/94.25%)                                     $18.22
                                                 ------------
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($57,820/3,381 SHARES)                              $17.10
                                                 ------------

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
Cl -- Class
REIT -- Real Estate Investment Trust
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

            PBHG FUNDS

 PBHG LARGE CAP FUND


STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 99.0%
BASIC MATERIALS -- 5.9%
FORESTRY -- 1.1%
Weyerhaeuser                           37,200    $      2,437
                                                 ------------
                                                        2,437
--------------------------------------------------------------------------------
GOLD MINING -- 2.6%
Barrick Gold                          125,100           2,975
Newmont Mining                         57,300           2,672
                                                 ------------
                                                        5,647
--------------------------------------------------------------------------------
METAL-DIVERSIFIED -- 1.1%
Freeport-McMoRan Copper & Gold, Cl B   57,300           2,240
                                                 ------------
                                                        2,240
--------------------------------------------------------------------------------
PAPER & RELATED PRODUCTS -- 1.1%
International Paper                    55,300           2,337
                                                 ------------
                                                        2,337
                                                 ------------
TOTAL BASIC MATERIALS (COST $11,455)                   12,661
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 15.2%
BROADCAST SERVICES/PROGRAMMING -- 2.2%
Liberty Media, Cl A*                  424,700           4,650
                                                 ------------
                                                        4,650
--------------------------------------------------------------------------------
BUILDING-RESIDENTIAL/COMMERCIAL -- 3.3%
Beazer Homes USA                       21,700           2,298
Centex                                 42,400           2,292
DR Horton                              68,900           2,441
                                                 ------------
                                                        7,031
--------------------------------------------------------------------------------
CABLE TV -- 4.2%
Cablevision Systems, Cl A*            191,100           4,372
Comcast, Cl A*                        168,000           4,684
                                                 ------------
                                                        9,056
--------------------------------------------------------------------------------
E-COMMERCE/PRODUCTS -- 2.2%
Amazon.com*                           111,600           4,830
                                                 ------------
                                                        4,830
--------------------------------------------------------------------------------
MULTIMEDIA -- 2.2%
News Corp.-ADR                        150,000           4,757
                                                 ------------
                                                        4,757
--------------------------------------------------------------------------------
TOYS -- 1.1%
Mattel                                128,000           2,360
                                                 ------------
                                                        2,360
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $33,205)                 32,684
                                                 ------------
--------------------------------------------------------------------------------

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 4.5%
FOOD-MISCELLANEOUS/DIVERSIFIED -- 4.5%
Conagra Foods                          88,300    $      2,379
Kraft Foods, Cl A                      68,500           2,192
Sara Lee                              236,600           5,172
                                                 ------------
                                                        9,743
                                                 ------------
TOTAL CONSUMER NON-CYCLICAL (COST $7,948)               9,743
                                                 ------------
--------------------------------------------------------------------------------
ENERGY -- 12.6%
OIL COMPANIES-EXPLORATION & PRODUCTION-- 2.9%
Anadarko Petroleum                    121,400           6,296
                                                 ------------
                                                        6,296
--------------------------------------------------------------------------------
OIL COMPANIES-INTEGRATED -- 9.7%
ChevronTexaco                          86,900           7,628
ConocoPhillips                         58,000           4,049
Exxon Mobil                           220,200           9,158
                                                 ------------
                                                       20,835
                                                 ------------
TOTAL ENERGY (COST $21,559)                            27,131
                                                 ------------
--------------------------------------------------------------------------------
FINANCIAL -- 24.9%
FINANCE-INVESTMENT BANKER/BROKER -- 7.3%
Bear Stearns                           41,000           3,595
Citigroup                             137,100           7,088
JPMorgan Chase                        122,700           5,147
                                                 ------------
                                                       15,830
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 4.3%
Fannie Mae                             84,100           6,253
Freddie Mac                            51,300           3,030
                                                 ------------
                                                        9,283
--------------------------------------------------------------------------------
FINANCIAL GUARANTEE INSURANCE -- 2.1%
PMI Group                              60,800           2,271
Radian Group                           55,200           2,352
                                                 ------------
                                                        4,623
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 1.1%
UnumProvident                         157,800           2,309
                                                 ------------
                                                        2,309
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 2.0%
American International Group           59,200           4,224
                                                 ------------
                                                        4,224
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 1.6%
St. Paul                               85,000           3,401
                                                 ------------
                                                        3,401
--------------------------------------------------------------------------------
REAL ESTATE OPERATION/DEVELOPMENT -- 1.4%
St. Joe                                72,600           2,954
                                                 ------------
                                                        2,954
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                                             PBHG LARGE CAP FUND


                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 0.9%
American Financial Realty Trust       118,800    $      2,014
                                                 ------------
                                                        2,014
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 4.2%
Bank of America                        73,300           5,936
Wells Fargo                            55,300           3,134
                                                 ------------
                                                        9,070
                                                 ------------
TOTAL FINANCIAL (COST $48,983)                         53,708
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 18.4%
MEDICAL PRODUCTS -- 4.4%
Baxter International                  100,200           3,095
Johnson & Johnson                     124,000           6,289
                                                 ------------
                                                        9,384
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 1.1%
Medimmune*                            100,700           2,324
                                                 ------------
                                                        2,324
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 9.6%
Bristol-Myers Squibb                  171,100           4,146
King Pharmaceuticals*                  90,000           1,516
Merck                                  61,200           2,704
Pfizer                                182,100           6,383
Wyeth                                 160,300           6,019
                                                 ------------
                                                       20,768
--------------------------------------------------------------------------------
MEDICAL-HOSPITALS -- 2.2%
HCA                                    66,300           2,693
Tenet Healthcare*                     185,300           2,068
                                                 ------------
                                                        4,761
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 1.1%
Lincare Holdings*                      75,000           2,356
                                                 ------------
                                                        2,356
                                                 ------------
TOTAL HEALTH CARE (COST $39,759)                       39,593
                                                 ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 3.5%
AEROSPACE/DEFENSE -- 1.4%
Lockheed Martin                        65,000           2,966
                                                 ------------
                                                        2,966
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS-- 2.1%
General Electric                      151,300           4,618
                                                 ------------
                                                        4,618
                                                 ------------
TOTAL INDUSTRIAL (COST $7,463)                          7,584
                                                 ------------
--------------------------------------------------------------------------------

                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
SERVICES -- 1.9%
E-COMMERCE/SERVICES -- 1.9%
InterActiveCorp*                      130,400    $      4,119
                                                 ------------
                                                        4,119
                                                 ------------
TOTAL SERVICES (COST $4,198)                            4,119
                                                 ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 8.5%
APPLICATIONS SOFTWARE -- 4.8%
Microsoft                             416,500          10,400
                                                 ------------
                                                       10,400
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 1.0%
Nextel Communications, Cl A*           91,600           2,265
                                                 ------------
                                                        2,265
--------------------------------------------------------------------------------
COMPUTERS -- 1.4%
International Business Machines        32,500           2,985
                                                 ------------
                                                        2,985
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 1.3%
First Data                             65,300           2,753
                                                 ------------
                                                        2,753
                                                 ------------
TOTAL TECHNOLOGY (COST $19,492)                        18,403
                                                 ------------
--------------------------------------------------------------------------------
TRANSPORTATION -- 3.6%
TRANSPORT-MARINE -- 3.6%
Frontline                              77,900           2,247
General Maritime*                     114,700           2,885
Teekay Shipping                        36,600           2,522
                                                 ------------
                                                        7,654
                                                 ------------
TOTAL TRANSPORTATION (COST $7,458)                      7,654
                                                 ------------
TOTAL COMMON STOCK (COST $201,520)                    213,280
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 5.2%
Deutsche Bank
   1.04%, dated 03/31/04, to be
   repurchased on 04/01/04, repurchase
   price $5,671,900 (collateralized by
   U.S. Government Obligations: total
   market value $5,785,478)(A)         $5,672           5,672
Morgan Stanley
   1.02%, dated 03/31/04, to be
   repurchased on 04/01/04, repurchase
   price $5,671,737 (collateralized by
   U.S. Government Obligations:  total
   market value $5,803,965)(A)          5,672           5,672
                                                 ------------
TOTAL REPURCHASE AGREEMENTS (COST $11,344)             11,344
                                                 ------------
TOTAL INVESTMENTS-- 104.2% (COST $212,864)            224,624
                                                 ------------
--------------------------------------------------------------------------------

            PBHG FUNDS

 PBHG LARGE CAP FUND


STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004


Description                                          Value (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (4.2)%
Payable for Administration Fees                  $        (30)
Payable for Investment Advisory Fees                     (128)
Payable for Capital Shares Redeemed                    (9,052)
Other Assets and Liabilities, Net                         127
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                (9,083)
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)                    322,982
Undistributed net investment income                       349
Accumulated net realized loss on investments         (119,550)
Unrealized appreciation on investments                 11,760
                                                 ------------
TOTAL NET ASSETS-- 100.0%                            $215,541
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($214,709,504/18,001,948 SHARES)                    $11.93
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($723,035/60,814 SHARES)                            $11.89
                                                 ------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($54,455/4,569 SHARES)                              $11.92
                                                 ------------
MAXIMUM OFFERING
   PRICE PER SHARE -- CLASS A
   ($11.92/94.25%)                                     $12.65
                                                 ------------
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($54,251/4,562 SHARES)                              $11.89
                                                 ------------

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A) Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
REIT -- Real Estate Investment Trust
Cost figures are shown with "000's" omitted.

 The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

                                                               PBHG MID-CAP FUND


                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 97.9%
BASIC MATERIALS -- 1.8%
CHEMICALS-SPECIALTY -- 1.1%
Eastman Chemical                      117,000    $      4,994
                                                 ------------
                                                        4,994
--------------------------------------------------------------------------------
INDUSTRIAL GASES -- 0.7%
Air Products & Chemicals               61,600           3,087
                                                 ------------
                                                        3,087
                                                 ------------
TOTAL BASIC MATERIALS (COST $7,205)                     8,081
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 24.3%
APPLIANCES -- 1.5%
Maytag                                218,000           6,882
                                                 ------------
                                                        6,882
--------------------------------------------------------------------------------
BROADCAST SERVICES/PROGRAMMING -- 2.3%
Citadel Broadcasting*                 603,900          10,538
                                                 ------------
                                                       10,538
--------------------------------------------------------------------------------
CABLE TV -- 1.0%
EchoStar Communications, Cl A*        137,900           4,516
                                                 ------------
                                                        4,516
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 1.0%
CDW                                    71,400           4,827
                                                 ------------
                                                        4,827
--------------------------------------------------------------------------------
HOME DECORATION PRODUCTS -- 1.8%
Newell Rubbermaid                     347,300           8,057
                                                 ------------
                                                        8,057
--------------------------------------------------------------------------------
MULTIMEDIA -- 1.8%
EW Scripps, Cl A                       80,400           8,129
                                                 ------------
                                                        8,129
--------------------------------------------------------------------------------
PUBLISHING-PERIODICALS -- 0.6%
Reader's Digest Association           196,450           2,766
                                                 ------------
                                                        2,766
--------------------------------------------------------------------------------
RADIO -- 3.6%
Radio One, Cl A*                      375,700           6,981
Westwood One*                         328,300           9,668
                                                 ------------
                                                       16,649
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 0.7%
Abercrombie & Fitch*                   98,600           3,337
                                                 ------------
                                                        3,337
--------------------------------------------------------------------------------
RETAIL-CONSUMER ELECTRONICS -- 0.7%
Circuit City Stores                   273,900           3,095
--------------------------------------------------------------------------------
                                                        3,095
--------------------------------------------------------------------------------
                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 2.9%
BJ's Wholesale Club*                  196,500    $      5,001
Costco Wholesale*                     217,700           8,177
                                                 ------------
                                                       13,178
--------------------------------------------------------------------------------
RETAIL-HOME FURNISHINGS -- 0.8%
Pier 1 Imports                        149,600           3,546
                                                 ------------
                                                        3,546
--------------------------------------------------------------------------------
RETAIL-JEWELRY -- 0.8%
Tiffany                                92,500           3,531
                                                 ------------
                                                        3,531
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 1.1%
Yum! Brands*                          137,000           5,205
                                                 ------------
                                                        5,205
--------------------------------------------------------------------------------
RETAIL-TOY STORE -- 1.2%
Toys 'R' Us*                          321,800           5,406
                                                 ------------
                                                        5,406
--------------------------------------------------------------------------------
TELEVISION -- 0.7%
Univision Communications*             102,355           3,379
                                                 ------------
                                                        3,379
--------------------------------------------------------------------------------
TRAVEL SERVICES -- 1.8%
Sabre Holdings                        342,200           8,490
                                                 ------------
                                                        8,490
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $101,621)               111,531
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 6.3%
AGRICULTURAL OPERATIONS -- 1.1%
Monsanto*                             134,900           4,947
                                                 ------------
                                                        4,947
--------------------------------------------------------------------------------
BEVERAGES-NON-ALCOHOLIC -- 1.3%
Pepsi Bottling Group                  201,800           6,003
                                                 ------------
                                                        6,003
--------------------------------------------------------------------------------
FOOD-DAIRY PRODUCTS -- 1.0%
Dean Foods*                           144,500           4,826
                                                 ------------
                                                        4,826
--------------------------------------------------------------------------------
FOOD-FLOUR & GRAIN -- 1.4%
Archer-Daniels-Midland                372,000           6,276
                                                 ------------
                                                        6,276
--------------------------------------------------------------------------------
FOOD-RETAIL -- 0.9%
Safeway*                              207,900           4,279
                                                 ------------
                                                        4,279
--------------------------------------------------------------------------------
FOOD-WHOLESALE/DISTRIBUTION -- 0.6%
Performance Food Group*                73,900           2,538
                                                 ------------
                                                        2,538
                                                 ------------
TOTAL CONSUMER NON-CYCLICAL (COST $25,535)             28,869
                                                 ------------
--------------------------------------------------------------------------------

            PBHG FUNDS

 PBHG MID-CAP FUND


STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
ENERGY -- 10.1%
OIL & GAS DRILLING -- 4.8%
GlobalSantaFe                         205,600    $      5,710
Pride International*                  266,500           4,546
Rowan*                                241,000           5,083
Transocean*                           232,300           6,479
                                                 ------------
                                                       21,818
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION-- 1.6%
Newfield Exploration*                 102,000           4,889
Noble Energy                           52,000           2,449
                                                 ------------
                                                        7,338
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 1.6%
Weatherford International*            176,500           7,418
                                                 ------------
                                                        7,418
--------------------------------------------------------------------------------
PIPELINES -- 2.1%
El Paso                               691,600           4,917
Williams                              516,700           4,945
                                                 ------------
                                                        9,862
                                                 ------------
TOTAL ENERGY (COST $40,709)                            46,436
                                                 ------------
--------------------------------------------------------------------------------
FINANCIAL -- 19.4%
FINANCE-COMMERCIAL -- 0.8%
CapitalSource*                        170,600           3,830
                                                 ------------
                                                        3,830
--------------------------------------------------------------------------------
FINANCE-CREDIT CARD -- 1.1%
Capital One Financial                  67,600           5,099
                                                 ------------
                                                        5,099
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 1.6%
Ameritrade Holding*                   179,000           2,757
Friedman Billings Ramsey Group, Cl A  171,900           4,639
                                                 ------------
                                                        7,396
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 1.3%
Countrywide Financial                  61,066           5,856
                                                 ------------
                                                        5,856
--------------------------------------------------------------------------------
INSURANCE BROKERS -- 1.2%
AON                                   195,300           5,451
                                                 ------------
                                                        5,451
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY SERVICES-- 1.9%
Federated Investors, Cl B             138,400           4,350
Franklin Resources                     81,800           4,555
                                                 ------------
                                                        8,905
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 1.1%
Cigna                                  82,500           4,869
                                                 ------------
                                                        4,869
--------------------------------------------------------------------------------

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 4.5%
Allmerica Financial*                  148,000    $      5,114
Assurant*                              93,500           2,352
HCC Insurance Holdings                131,500           4,251
PartnerRe                             154,900           8,744
                                                 ------------
                                                       20,461
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 1.3%
Xl Capital, Cl A                       81,000           6,159
                                                 ------------
                                                        6,159
--------------------------------------------------------------------------------
REAL ESTATE OPERATION/DEVELOPMENT -- 0.8%
St. Joe                                93,400           3,801
                                                 ------------
                                                        3,801
--------------------------------------------------------------------------------
REINSURANCE -- 1.1%
Odyssey Re Holdings                   185,700           5,014
                                                 ------------
                                                        5,014
--------------------------------------------------------------------------------
REITS-APARTMENTS -- 0.5%
Equity Residential                     77,500           2,313
                                                 ------------
                                                        2,313
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 1.6%
American Financial Realty Trust       438,700           7,436
                                                 ------------
                                                        7,436
--------------------------------------------------------------------------------
REITS-WAREHOUSE/INDUSTRIAL -- 0.6%
AMB Property                           74,100           2,754
                                                 ------------
                                                        2,754
                                                 ------------
TOTAL FINANCIAL (COST $69,852)                         89,344
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 8.2%
HEALTH CARE COST CONTAINMENT -- 1.0%
McKesson                              156,500           4,709
                                                 ------------
                                                        4,709
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 3.3%
Baxter International                  316,400           9,774
Becton Dickinson                      109,600           5,313
                                                 ------------
                                                       15,087
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 0.9%
Invitrogen*                            55,400           3,972
                                                 ------------
                                                        3,972
--------------------------------------------------------------------------------
MEDICAL-HMO -- 1.0%
WellChoice*                           126,800           4,679
                                                 ------------
                                                        4,679
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 1.0%
Lincare Holdings*                     151,100           4,747
                                                 ------------
                                                        4,747
--------------------------------------------------------------------------------

                                                 PBHG FUNDS

                                                               PBHG MID-CAP FUND


                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 1.0%
Omnicare                               98,900    $      4,384
                                                 ------------
                                                        4,384
                                                 ------------
TOTAL HEALTH CARE (COST $30,515)                       37,578
                                                 ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 3.1%
AEROSPACE/DEFENSE-EQUIPMENT -- 0.7%
Alliant Techsystems*                   65,200           3,547
                                                 ------------
                                                        3,547
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS-- 1.4%
Brink's                               229,600           6,332
                                                 ------------
                                                        6,332
--------------------------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 0.5%
Applera-Applied Biosystems Group      112,000           2,215
                                                 ------------
                                                        2,215
--------------------------------------------------------------------------------
NON-HAZARDOUS WASTE DISPOSAL -- 0.5%
Republic Services                      85,400           2,312
                                                 ------------
                                                        2,312
                                                 ------------
TOTAL INDUSTRIAL (COST $11,675)                        14,406
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 3.7%
ADVERTISING AGENCIES -- 0.6%
Interpublic Group*                    180,000           2,768
                                                 ------------
                                                        2,768
--------------------------------------------------------------------------------
ADVERTISING SALES -- 2.1%
Lamar Advertising*                    235,200           9,460
                                                 ------------
                                                        9,460
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 1.0%
DST Systems*                          104,100           4,721
                                                 ------------
                                                        4,721
                                                 ------------
TOTAL SERVICES (COST $14,265)                          16,949
                                                 ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 19.3%
APPLICATIONS SOFTWARE -- 5.5%
Citrix Systems*                       214,800           4,644
Intuit*                               215,600           9,676
Satyam Computer Services-ADR          328,500           6,741
Siebel Systems*                       381,300           4,389
                                                 ------------
                                                       25,450
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 3.2%
Dun & Bradstreet*                     127,300           6,811
Fair Isaac                            114,600           4,135
Veritas Software*                     130,600           3,514
                                                 ------------
                                                       14,460
--------------------------------------------------------------------------------
ELECTRONIC DESIGN AUTOMATION -- 0.8%
Cadence Design Systems*               240,700           3,548
                                                 ------------
                                                        3,548
--------------------------------------------------------------------------------

                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 2.5%
BMC Software*                         398,600   $       7,793
Peoplesoft*                           210,400           3,890
                                                 ------------
                                                       11,683
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE SOFTWARE -- 1.4%
TIBCO Software*                       776,200           6,341
                                                 ------------
                                                        6,341
--------------------------------------------------------------------------------
INTERNET SECURITY -- 0.7%
Check Point Software Technologies*    143,200           3,261
                                                 ------------
                                                        3,261
--------------------------------------------------------------------------------
OFFICE AUTOMATION & EQUIPMENT -- 1.8%
Xerox*                                571,700           8,330
                                                 ------------
                                                        8,330
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 1.5%
Integrated Circuit Systems*           186,900           4,678
United Microelectronics-ADR*          437,141           2,273
                                                 ------------
                                                        6,951
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 0.8%
Comverse Technology*                  193,400           3,508
                                                 ------------
                                                        3,508
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES -- 1.1%
Amdocs*                               178,800           4,969
                                                 ------------
                                                        4,969
                                                 ------------
TOTAL TECHNOLOGY (COST $78,683)                        88,501
                                                 ------------
--------------------------------------------------------------------------------
TRANSPORTATION -- 0.5%
TRANSPORTATION-SERVICES -- 0.5%
CH Robinson Worldwide                  58,200           2,415
                                                 ------------
                                                        2,415
                                                 ------------
TOTAL TRANSPORTATION (COST $2,129)                      2,415
                                                 ------------
--------------------------------------------------------------------------------
UTILITIES -- 1.2%
ELECTRIC-INTEGRATED -- 1.2%
Allete                                 86,400           3,032
Alliant Energy                         88,300           2,301
                                                 ------------
                                                        5,333
                                                 ------------
TOTAL UTILITIES (COST $3,792)                           5,333
                                                 ------------
TOTAL COMMON STOCK (COST $385,981)                    449,443
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.3%
Morgan Stanley
   1.02%, dated 03/31/04, to be
   repurchased on 04/01/04, repurchase
   price $6,022,718 (collateralized by
   U.S. Government Obligations: total
   market value $6,148,725)(A)         $6,023           6,023
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $6,023)                6,023
                                                 ------------
TOTAL INVESTMENTS-- 99.2% (COST $392,004)             455,466
                                                 ------------
--------------------------------------------------------------------------------

            PBHG FUNDS

 PBHG MID-CAP FUND


STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004


Description                                          Value (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.8%
Receivable for Investment Securities Sold        $      8,975
Payable for Administration Fees                           (60)
Payable for Investment Advisory Fees                     (340)
Payable for Distribution Fees                              (1)
Payable for Investment Securities Purchased            (4,964)
Other Assets and Liabilities, Net                         230
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                 3,840
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)                    383,333
Accumulated net realized gain on investments           12,511
Unrealized appreciation on investments                 63,462
                                                 ------------
TOTAL NET ASSETS-- 100.0%                         $   459,306
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($452,530,498/25,234,104 SHARES)                    $17.93
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($6,492,851/364,404 SHARES)                         $17.82
                                                 ------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($190,597/10,649 SHARES)                            $17.90
                                                 ------------
MAXIMUM OFFERING
   PRICE PER SHARE -- CLASS A
   ($17.90/94.25%)                                     $18.99
                                                 ------------
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($91,786/5,150 SHARES)                              $17.82
                                                 ------------

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
REIT -- Real Estate Investment Trust
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

                                                             PBHG SMALL CAP FUND


                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 98.7%
BASIC MATERIALS -- 1.5%
CHEMICALS-DIVERSIFIED -- 1.5%
Olin                                   87,500    $      1,562
                                                 ------------
                                                        1,562
                                                 ------------
TOTAL BASIC MATERIALS (COST $1,480)                     1,562
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 21.5%
BROADCAST SERVICES/PROGRAMMING -- 0.5%
Gray Television                        34,800             509
                                                 ------------
                                                          509
--------------------------------------------------------------------------------
CABLE TV -- 1.6%
Insight Communications*                51,500             515
Mediacom Communications*              136,900           1,098
                                                 ------------
                                                        1,613
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 0.7%
Bell Microproducts*                   105,200             757
                                                 ------------
                                                          757
--------------------------------------------------------------------------------
MULTIMEDIA -- 0.9%
Entravision Communications, Cl A*     100,200             899
                                                 ------------
                                                          899
--------------------------------------------------------------------------------
PUBLISHING-NEWSPAPERS -- 1.4%
Journal Register*                      71,400           1,492
                                                 ------------
                                                        1,492
--------------------------------------------------------------------------------
RADIO -- 5.6%
Cumulus Media, Cl A*                   45,600             911
Emmis Communications, Cl A*            90,200           2,148
Radio One, Cl A*                       72,000           1,338
Spanish Broadcasting System, Cl A*    134,200           1,402
                                                 ------------
                                                        5,799
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 5.6%
Charming Shoppes*                     110,300             859
Kenneth Cole Productions, Cl A         15,200             518
Mothers Work*                          21,900             584
Too*                                  130,800           2,740
Wet Seal, Cl A*                       122,100           1,007
                                                 ------------
                                                        5,708
--------------------------------------------------------------------------------
RETAIL-REGIONAL DEPARTMENT STORE -- 1.6%
Dillard's, Cl A                        86,300           1,654
                                                 ------------
                                                        1,654
--------------------------------------------------------------------------------
TELEVISION -- 2.6%
Lin TV, Cl A*                          25,300             602
Sinclair Broadcast Group, Cl A*       162,200           2,028
                                                 ------------
                                                        2,630
--------------------------------------------------------------------------------

                                                        Market
Description                            Shares        Value (000)
--------------------------------------------------------------------------------
TOYS -- 1.0%
Leapfrog Enterprises*                  54,200    $      1,049
                                                 ------------
                                                        1,049
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $19,894)                 22,110
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 0.6%
FOOD-WHOLESALE/DISTRIBUTION -- 0.6%
Performance Food Group*                16,400             563
                                                 ------------
                                                          563
                                                 ------------
TOTAL CONSUMER NON-CYCLICAL (COST $530)                   563
                                                 ------------
--------------------------------------------------------------------------------
ENERGY -- 11.8%
COAL -- 1.1%
Massey Energy                          48,700           1,075
                                                 ------------
                                                        1,075
--------------------------------------------------------------------------------
OIL & GAS DRILLING -- 1.4%
Atwood Oceanics*                       40,400           1,438
                                                 ------------
                                                        1,438
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION-- 2.6%
Stone Energy*                          12,700             628
Tom Brown*                             42,100           1,583
Vintage Petroleum                      34,400             504
                                                 ------------
                                                        2,715
--------------------------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT -- 2.2%
Grant Prideco*                         77,600           1,203
Lone Star Technologies*                58,000           1,025
                                                 ------------
                                                        2,228
--------------------------------------------------------------------------------
OIL REFINING & MARKETING -- 1.1%
Frontier Oil                           60,300           1,169
                                                 ------------
                                                        1,169
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 3.4%
CAL Dive International*                33,500             865
Core Laboratories*                     78,100           1,656
Universal Compression Holdings*        28,300             931
                                                 ------------
                                                        3,452
                                                 ------------
TOTAL ENERGY (COST $9,354)                             12,077
                                                 ------------
--------------------------------------------------------------------------------
FINANCIAL -- 16.9%
COMMERCIAL BANKS-EASTERN US -- 1.1%
Bancorp Bank*                           9,200             166
Signature Bank*                        47,800             999
                                                 ------------
                                                        1,165
--------------------------------------------------------------------------------
COMMERCIAL BANKS-SOUTHERN US -- 0.1%
Oriental Financial Group                3,800             121
                                                 ------------
                                                          121
--------------------------------------------------------------------------------

            PBHG FUNDS

 PBHG SMALL CAP FUND


STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
FINANCE-OTHER SERVICES -- 0.2%
Asset Acceptance Capital*               9,200    $        171
                                                 ------------
                                                          171
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY SERVICES-- 0.8%
Affiliated Managers Group*             14,400             786
                                                 ------------
                                                          786
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 2.2%
Allmerica Financial*                   38,300           1,323
HCC Insurance Holdings                 29,900             967
                                                 ------------
                                                        2,290
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 0.8%
Bristol West Holdings*                 39,300             802
                                                 ------------
                                                          802
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT/SERVICES -- 1.8%
Jones Lang LaSalle*                    40,600           1,044
Trammell Crow*                         56,400             791
                                                 ------------
                                                        1,835
--------------------------------------------------------------------------------
REINSURANCE -- 1.3%
Odyssey Re Holdings                    49,800           1,345
                                                 ------------
                                                        1,345
--------------------------------------------------------------------------------
REITS-HOTELS -- 2.3%
Meristar Hospitality*                 339,400           2,359
                                                 ------------
                                                        2,359
--------------------------------------------------------------------------------
REITS-MANUFACTURED HOMES -- 0.8%
Affordable Residential Communities*    46,700             864
                                                 ------------
                                                          864
--------------------------------------------------------------------------------
REITS-MORTGAGE -- 0.9%
American Home Mortgage Investment*     23,500             677
Capital Lease Funding*                 15,100             193
                                                 ------------
                                                          870
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 0.8%
Brandywine Realty Trust                17,700             541
Government Properties Trust*           18,200             240
                                                 ------------
                                                          781
--------------------------------------------------------------------------------
S&L/THRIFTS-CENTRAL US -- 1.3%
Bank Mutual                            82,352             921
Franklin Bank Corp/Houston TX*         22,800             424
                                                 ------------
                                                        1,345
--------------------------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 2.1%
Brookline Bancorp                      84,218           1,343
Provident Financial Services           43,900             820
                                                 ------------
                                                        2,163
--------------------------------------------------------------------------------
                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
S&L/THRIFTS-SOUTHERN US -- 0.4%
Jefferson Bancshares                   31,700    $        442
                                                 ------------
                                                          442
                                                 ------------
TOTAL FINANCIAL (COST $13,422)                         17,339
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 12.0%
DIAGNOSTIC EQUIPMENT -- 1.1%
Cytyc*                                 52,200           1,162
                                                 ------------
                                                        1,162
--------------------------------------------------------------------------------
DISPOSABLE MEDICAL PRODUCTS -- 1.4%
ICU Medical*                           49,200           1,494
                                                 ------------
                                                        1,494
--------------------------------------------------------------------------------
HEALTH CARE COST CONTAINMENT -- 0.6%
Hooper Holmes                          92,900             580
                                                 ------------
                                                          580
--------------------------------------------------------------------------------
MEDICAL INFORMATION SYSTEMS -- 0.8%
Cerner*                                17,200             777
                                                 ------------
                                                          777
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 1.7%
Covance*                               49,500           1,705
                                                 ------------
                                                        1,705
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 0.5%
Applera Corp-Celera Genomics Group*    36,400             528
                                                 ------------
                                                          528
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 2.0%
Cima Labs*                             37,700           1,185
Medicis Pharmaceutical, Cl A           21,100             844
                                                 ------------
                                                        2,029
--------------------------------------------------------------------------------
MEDICAL-HMO -- 1.1%
AMERIGROUP*                            12,000             548
Centene*                               18,500             566
                                                 ------------
                                                        1,114
--------------------------------------------------------------------------------
MEDICAL-NURSING HOMES -- 0.4%
Genesis HealthCare*                    18,700             455
                                                 ------------
                                                          455
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 1.4%
Apria Healthcare Group*                49,500           1,482
                                                 ------------
                                                        1,482
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 1.0%
Accredo Health*                        26,600           1,014
                                                 ------------
                                                        1,014
                                                 ------------
TOTAL HEALTH CARE (COST $9,639)                        12,340
                                                 ------------
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                                             PBHG SMALL CAP FUND


                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
INDUSTRIAL -- 6.1%
AEROSPACE/DEFENSE -- 1.0%
Teledyne Technologies*                 57,600    $      1,077
                                                 ------------
                                                        1,077
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE-EQUIPMENT -- 1.0%
Moog, Cl A*                            28,650             978
                                                 ------------
                                                          978
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS-- 1.9%
Brink's                                70,200           1,936
                                                 ------------
                                                        1,936
--------------------------------------------------------------------------------
ELECTRONICS-MILITARY -- 1.1%
EDO                                    48,600           1,170
                                                 ------------
                                                        1,170
--------------------------------------------------------------------------------
MACHINERY-CONSTRUCTION & MINING -- 0.4%
JLG Industries                         27,100             387
                                                 ------------
                                                          387
--------------------------------------------------------------------------------
MACHINERY-THERMAL PROCESSING -- 0.7%
Global Power Equipment Group*          83,200             701
                                                 ------------
                                                          701
                                                 ------------
TOTAL INDUSTRIAL (COST $4,299)                          6,249
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 9.6%
COMMERCIAL SERVICES -- 1.4%
Arbitron*                              36,900           1,486
                                                 ------------
                                                        1,486
--------------------------------------------------------------------------------
COMMERCIAL SERVICES-FINANCE -- 1.6%
Coinstar*                              31,100             494
National Processing*                   60,000           1,140
                                                 ------------
                                                        1,634
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 1.1%
PDI*                                   43,900           1,110
                                                 ------------
                                                        1,110
--------------------------------------------------------------------------------
DIRECT MARKETING -- 1.0%
Advo                                   31,500           1,015
                                                 ------------
                                                        1,015
--------------------------------------------------------------------------------
HUMAN RESOURCES -- 0.9%
Medical Staffing Network Holdings*    115,100             906
                                                 ------------
                                                          906
--------------------------------------------------------------------------------
RENTAL AUTO/EQUIPMENT -- 1.2%
Aaron Rents                            49,800           1,239
                                                 ------------
                                                        1,239
--------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 0.8%
Parexel International*                 45,800             818
                                                 ------------
                                                          818
--------------------------------------------------------------------------------

                                                        Market
Description                          Shares          Value (000)
--------------------------------------------------------------------------------
SECURITY SERVICES -- 1.6%
Integrated Alarm Services Group*      173,700    $      1,652
                                                 ------------
                                                        1,652
                                                 ------------
TOTAL SERVICES (COST $7,899)                            9,860
                                                 ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 17.0%
APPLICATIONS SOFTWARE -- 1.4%
Barra*                                 17,800             623
Quest Software*                        48,200             788
                                                 ------------
                                                        1,411
--------------------------------------------------------------------------------
B2B/E-COMMERCE -- 1.3%
webMethods*                           141,700           1,332
                                                 ------------
                                                        1,332
--------------------------------------------------------------------------------
COMMUNICATIONS SOFTWARE -- 0.6%
Concurrent Computer*                  188,600             651
                                                 ------------
                                                          651
--------------------------------------------------------------------------------
COMPUTER AIDED DESIGN -- 1.4%
Parametric Technology*                312,500           1,412
                                                 ------------
                                                        1,412
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 1.7%
Quantum*                              466,700           1,727
                                                 ------------
                                                        1,727
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 0.7%
Filenet*                               28,400             757
                                                 ------------
                                                          757
--------------------------------------------------------------------------------
DECISION SUPPORT SOFTWARE -- 0.6%
NetlQ*                                 45,800             639
                                                 ------------
                                                          639
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 2.0%
Conexant Systems*                     129,843             800
DSP Group*                             49,700           1,279
                                                 ------------
                                                        2,079
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 0.9%
Lawson Software*                       20,700             172
Micromuse*                             42,400             331
Retek*                                 50,400             381
                                                 ------------
                                                          884
--------------------------------------------------------------------------------
INTERNET APPLICATION SOFTWARE -- 0.7%
Matrixone*                            107,500             780
                                                 ------------
                                                          780
--------------------------------------------------------------------------------
INTERNET SECURITY -- 1.2%
Internet Security Systems*             68,300           1,205
                                                 ------------
                                                        1,205
--------------------------------------------------------------------------------

            PBHG FUNDS

 PBHG SMALL CAP FUND


STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004

                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 0.6%
Extreme Networks*                      88,600    $        639
                                                 ------------
                                                          639
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 1.3%
Integrated Device Technology*          56,500             847
Triquint Semiconductor*                68,900             503
                                                 ------------
                                                        1,350
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 1.1%
Brooks Automation*                     30,100             631
Veeco Instruments*                     17,000             477
                                                 ------------
                                                        1,108
--------------------------------------------------------------------------------
SOFTWARE TOOLS -- 1.0%
Borland Software*                     108,700             987
                                                 ------------
                                                          987
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 0.5%
Powerwave Technologies*                64,400             502
                                                 ------------
                                                          502
                                                 ------------
TOTAL TECHNOLOGY (COST $16,258)                        17,463
                                                 ------------
--------------------------------------------------------------------------------
TRANSPORTATION -- 0.6%
AIRLINES -- 0.6%
Skywest                                32,100             618
                                                 ------------
                                                          618
                                                 ------------
TOTAL TRANSPORTATION (COST $374)                          618
                                                 ------------
--------------------------------------------------------------------------------
UTILITIES -- 1.1%
ELECTRIC-INTEGRATED -- 0.7%
MGE Energy                             23,600             728
                                                 ------------
                                                          728
--------------------------------------------------------------------------------
GAS-DISTRIBUTION -- 0.4%
UGI                                    12,700             418
                                                 ------------
                                                          418
                                                 ------------
TOTAL UTILITIES (COST $814)                             1,146
                                                 ------------
TOTAL COMMON STOCK (COST $83,963)                     101,327
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.2%
Deutsche Bank
   1.04%, dated 03/31/04, to be
   repurchased on 04/01/04, repurchase
   price $2,271,315 (collateralized by
   U.S. Government Obligations: total
   market value $2,317,611)(A)         $2,271           2,271
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $2,271)                2,271
                                                 ------------
TOTAL INVESTMENTS-- 100.9% (COST $86,234)             103,598
                                                 ------------
--------------------------------------------------------------------------------

Description                                          Value (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.9)%
Payable for Administration Fees                  $        (13)
Payable for Investment Advisory Fees                      (88)
Other Assets and Liabilities, Net                        (783)
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                  (884)
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)                    118,009
Accumulated net realized loss on investments          (32,659)
Unrealized appreciation on investments                 17,364
                                                 ------------
TOTAL NET ASSETS-- 100.0%                          $  102,714
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($102,497,082/5,051,978 SHARES)                     $20.29
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($96,675/4,797 SHARES)                              $20.15
                                                 ------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($60,318/2,976 SHARES)                              $20.27
                                                 ------------
MAXIMUM OFFERING
   PRICE PER SHARE -- CLASS A
   ($20.27/94.25%)                                     $21.51
                                                 ------------
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($60,092/2,976 SHARES)                             $20.19
                                                 ------------

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
Cl -- Class
REIT -- Real Estate Investment Trust
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

                                                         PBHG CLIPPER FOCUS FUND


                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 95.4%
CONSUMER CYCLICAL -- 5.0%
MULTIMEDIA -- 2.4%
Time Warner*                        1,573,900    $     26,536
                                                 ------------
                                                       26,536
--------------------------------------------------------------------------------
RETAIL-DRUG STORE -- 2.6%
CVS                                   841,200          29,695
                                                 ------------
                                                       29,695
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $41,309)                 56,231
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 26.3%
FOOD-MISCELLANEOUS/DIVERSIFIED -- 7.6%
Kraft Foods, Cl A                   1,839,200          58,873
Sara Lee                            1,275,400          27,880
                                                 ------------
                                                       86,753
--------------------------------------------------------------------------------
FOOD-RETAIL -- 7.9%
Kroger*                             3,001,200          49,940
Safeway*                            1,917,700          39,466
                                                 ------------
                                                       89,406
--------------------------------------------------------------------------------
TOBACCO -- 10.8%
Altria Group                        1,592,000          86,685
UST                                   995,600          35,941
                                                 ------------
                                                      122,626
                                                 ------------
TOTAL CONSUMER NON-CYCLICAL (COST $303,042)           298,785
                                                 ------------
--------------------------------------------------------------------------------
ENERGY -- 3.7%
PIPELINES -- 3.7%
El Paso                             5,943,300          42,257
                                                 ------------
                                                       42,257
                                                 ------------
TOTAL ENERGY (COST $37,556)                            42,257
                                                 ------------
--------------------------------------------------------------------------------
FINANCIAL -- 26.5%
FINANCE-CREDIT CARD -- 4.8%
American Express                    1,056,800          54,795
                                                 ------------
                                                       54,795
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 1.8%
Merrill Lynch                         337,400          20,095
                                                 ------------
                                                       20,095
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 16.3%
Fannie Mae                          1,047,400          77,874
Freddie Mac                         1,819,800         107,477
                                                 ------------
                                                      185,351
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 1.4%
Old Republic International            619,750          15,221
                                                 ------------
                                                       15,221
--------------------------------------------------------------------------------

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
REITS-APARTMENTS-- 1.6%
Apartment Investment &
   Management, Cl A                   591,700    $     18,396
                                                 ------------
                                                       18,396
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 0.6%
Equity Office Properties Trust        222,900           6,440
                                                 ------------
                                                        6,440
                                                 ------------
TOTAL FINANCIAL (COST $279,249)                       300,298
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 14.4%
MEDICAL-DRUGS -- 7.1%
Pfizer                              1,205,200          42,242
Wyeth                               1,035,700          38,891
                                                 ------------
                                                       81,133
--------------------------------------------------------------------------------
MEDICAL-HOSPITALS -- 7.3%
HCA                                   930,200          37,785
Tenet Healthcare*                   4,027,400          44,946
                                                 ------------
                                                       82,731
                                                 ------------
TOTAL HEALTH CARE (COST $169,826)                     163,864
                                                 ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 8.3%
DIVERSIFIED MANUFACTURING OPERATIONS-- 8.3%
Tyco International                  3,285,800          94,138
                                                 ------------
                                                       94,138
                                                 ------------
TOTAL INDUSTRIAL (COST $45,221)                        94,138
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 8.6%
ADVERTISING AGENCIES -- 2.6%
Interpublic Group*                  1,886,100          29,008
                                                 ------------
                                                       29,008
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 6.0%
Electronic Data Systems             3,523,600          68,182
                                                 ------------
                                                       68,182
                                                 ------------
TOTAL SERVICES (COST $107,039)                         97,190
                                                 ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 2.6%
OFFICE AUTOMATION & EQUIPMENT -- 2.6%
Pitney Bowes                          693,100          29,533
                                                 ------------
                                                       29,533
                                                 ------------
TOTAL TECHNOLOGY (COST $25,045)                        29,533
                                                 ------------
TOTAL COMMON STOCK (COST $1,008,287)                1,082,296
                                                 ------------
--------------------------------------------------------------------------------

            PBHG FUNDS

 PBHG CLIPPER FOCUS FUND


STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 4.2%
Deutsche Bank
   1.04%, dated 03/31/04, to be
   repurchased on 04/01/04, repurchase
   price $38,249,568 (collateralized by
   U.S. Government Obligations: total
   market value $39,013,766)(A)       $38,248    $     38,248
Morgan Stanley
   1.02%, dated 03/31/04, to be
   repurchased on 04/01/04, repurchase
   price $9,562,367 (collateralized by
   U.S. Government Obligations: total
   market value $9,754,211)(A)          9,562           9,562
                                                 ------------
TOTAL REPURCHASE AGREEMENTS (COST $47,810)             47,810
                                                 ------------
TOTAL INVESTMENTS-- 99.6% (COST $1,056,097)         1,130,106
                                                 ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.4%
Payable for Administration Fees                          (146)
Payable for Investment Advisory Fees                     (972)
Payable for Distribution Fees                              (3)
Other Assets and Liabilities, Net                       5,581
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                 4,460
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)                  1,061,403
Distributions in excess of net investment income           (1)
Accumulated net realized loss on investments             (845)
Unrealized appreciation on investments                 74,009
                                                 ------------
TOTAL NET ASSETS-- 100.0%                          $1,134,566
                                                 ------------
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($1,128,194,655/71,045,228 SHARES)                  $15.88
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($722,961/45,577 SHARES)                            $15.86
                                                 ------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($2,555,213/161,087 SHARES)                         $15.86
                                                 ------------
MAXIMUM OFFERING
   PRICE PER SHARE -- CLASS A
   ($15.86/94.25%)                                     $16.83
                                                 ------------
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($3,093,311/195,811 SHARES)                         $15.80
                                                 ------------

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
Cl -- Class
REIT -- Real Estate Investment Trust
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

                                                       PBHG SMALL CAP VALUE FUND


                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 96.1%
BASIC MATERIALS -- 5.3%
COATINGS/PAINT -- 1.1%
RPM International                      16,500    $        273
                                                 ------------
                                                          273
--------------------------------------------------------------------------------
CONTAINERS-METAL/GLASS -- 0.7%
Crown Holdings                         19,400             181
                                                 ------------
                                                          181
--------------------------------------------------------------------------------
INDUSTRIAL GASES -- 1.8%
Airgas                                 21,900             466
                                                 ------------
                                                          466
--------------------------------------------------------------------------------
PAPER & RELATED PRODUCTS -- 1.7%
Schweitzer-Manduit International       14,000             452
                                                 ------------
                                                          452
                                                 ------------
TOTAL BASIC MATERIALS (COST $1,092)                     1,372
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 13.7%
APPAREL MANUFACTURERS -- 1.3%
Haggar                                 16,300             326
                                                 ------------
                                                          326
--------------------------------------------------------------------------------
CASINO SERVICES -- 2.5%
Scientific Games, Cl A                 34,300             642
                                                 ------------
                                                          642
--------------------------------------------------------------------------------
RESORTS/THEME PARKS -- 1.0%
Six Flags                              33,700             265
                                                 ------------
                                                          265
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 2.4%
Childrens Place                         9,000             279
Jos A Bank Clothiers                    9,300             335
                                                 ------------
                                                          614
--------------------------------------------------------------------------------
RETAIL-CONVENIENCE STORE -- 1.1%
7-Eleven                               18,400             279
                                                 ------------
                                                          279
--------------------------------------------------------------------------------
RETAIL-HOME FURNISHINGS -- 1.3%
Pier 1 Imports                         14,400             341
                                                 ------------
                                                          341
--------------------------------------------------------------------------------
RETAIL-PAWN SHOPS -- 1.1%
Cash America International             13,000             300
                                                 ------------
                                                          300
--------------------------------------------------------------------------------
RETAIL-PETROLEUM PRODUCTS -- 1.5%
World Fuel Services                    10,900             400
                                                 ------------
                                                          400
--------------------------------------------------------------------------------

                                                        Market
Description                            Shares        Value (000)
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 1.5%
Bob Evans                              12,100    $        392
                                                 ------------
                                                          392
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $2,449)                   3,559
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 1.6%
POULTRY -- 1.6%
Sanderson Farms                        11,550             424
                                                 ------------
                                                          424
                                                 ------------
TOTAL CONSUMER NON-CYCLICAL (COST $181)                   424
                                                 ------------
--------------------------------------------------------------------------------
ENERGY -- 12.0%
ENERGY-ALTERNATE SOURCES -- 1.5%
Headwaters                             15,100             387
                                                 ------------
                                                          387
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION-- 8.0%
Berry Petroleum, Cl A                  10,000             273
Comstock Resources                     23,100             459
Houston Exploration                     5,300             237
Magnum Hunter Resources                23,400             237
Penn Virgina                            7,600             461
Stone Energy                            8,094             400
                                                 ------------
                                                        2,067
--------------------------------------------------------------------------------
OIL REFINING & MARKETING -- 2.5%
Giant Industries                        9,500             197
Tesoro Petroleum                       24,600             462
                                                 ------------
                                                          659
                                                 ------------
TOTAL ENERGY (COST $2,135)                              3,113
                                                 ------------
--------------------------------------------------------------------------------
FINANCIAL -- 18.4%
COMMERCIAL BANKS-CENTRAL US -- 1.8%
Wintrust Financial                      9,750             474
                                                 ------------
                                                          474
--------------------------------------------------------------------------------
COMMERCIAL BANKS-EASTERN US -- 1.0%
Sterling Bancorp                        9,105             265
                                                 ------------
                                                          265
--------------------------------------------------------------------------------
COMMERCIAL BANKS-SOUTHERN US -- 1.8%
Oriental Financial Group               14,797             471
                                                 ------------
                                                          471
--------------------------------------------------------------------------------
COMMERCIAL BANKS-WESTERN US -- 3.4%
Columbia Bancorp                        9,540             157
CVB Financial                          13,220             274
UCBH Holdings                          11,000             440
                                                 ------------
                                                          871
--------------------------------------------------------------------------------
INSURANCE BROKERS -- 1.2%
Hilb Rogal & Hamilton                   8,200             312
                                                 ------------
                                                          312
--------------------------------------------------------------------------------

            PBHG FUNDS

PBHG SMALL CAP VALUE FUND


STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 1.1%
Ceres Group                            39,400    $        279
                                                 ------------
                                                          279
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 2.9%
FPIC Insurance Group                   17,600             404
Landamerica Financial Group             7,800             353
                                                 ------------
                                                          757
--------------------------------------------------------------------------------
REINSURANCE -- 0.8%
PXRE Group                              7,300             204
                                                 ------------
                                                          204
--------------------------------------------------------------------------------
REITS-DIVERSIFIED -- 1.1%
Correctional Properties Trust           9,100             280
                                                 ------------
                                                          280
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 1.6%
Parkway Properties                      9,100             426
                                                 ------------
                                                          426
--------------------------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 1.7%
Dime Community Bancshares              21,262             433
                                                 ------------
                                                          433
                                                 ------------
TOTAL FINANCIAL (COST $3,148)                           4,772
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 7.3%
DIAGNOSTIC EQUIPMENT -- 1.0%
Immucor                                13,650             247
                                                 ------------
                                                          247
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 0.8%
Bio Rad Labs, Cl A                      3,900             220
                                                 ------------
                                                          220
--------------------------------------------------------------------------------
MEDICAL-HMO -- 2.3%
Pacificare Health Systems              15,200             601
                                                 ------------
                                                          601
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 1.1%
Amedisys                               11,400             278
                                                 ------------
                                                          278
--------------------------------------------------------------------------------
RESPIRATORY PRODUCTS -- 2.1%
Respironics                            10,200             551
                                                 ------------
                                                          551
                                                 ------------
TOTAL HEALTH CARE (COST $1,150)                         1,897
                                                 ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 16.8%
AEROSPACE/DEFENSE -- 1.7%
Curtiss-Wright                          5,200             244
Herley Industries                      10,400             196
                                                 ------------
                                                          440
--------------------------------------------------------------------------------

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
BUILDING-HEAVY CONSTRUCTION -- 1.7%
Chicago Bridge & Iron                  15,700    $        437
                                                 ------------
                                                          437
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS-- 4.3%
Actuant, Cl A                          15,700             616
ESCO Technologies                      10,700             493
                                                 ------------
                                                        1,109
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 1.8%
Flir Systems                           12,200             465
                                                 ------------
                                                          465
--------------------------------------------------------------------------------
ELECTRONICS-MILITARY -- 1.6%
Engineered Support Systems              8,300             405
                                                 ------------
                                                          405
--------------------------------------------------------------------------------
ENGINES-INTERNAL COMBUSTION -- 1.4%
Briggs & Stratton                       5,500             371
                                                 ------------
                                                          371
--------------------------------------------------------------------------------
FILTRATION/SEPARATION PRODUCTS -- 1.0%
Clarcor                                 6,000             265
                                                 ------------
                                                          265
--------------------------------------------------------------------------------
GOLD MINING -- 0.6%
Royal Gold                              8,700             154
                                                 ------------
                                                          154
--------------------------------------------------------------------------------
MACHINERY-CONSTRUCTION & MINING -- 1.5%
Joy Global                             14,000             393
                                                 ------------
                                                          393
--------------------------------------------------------------------------------
MACHINERY-GENERAL INDUSTRY -- 1.2%
Kadant                                 15,100             315
                                                 ------------
                                                          315
                                                 ------------
TOTAL INDUSTRIAL (COST $3,061)                          4,354
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 6.0%
CONSULTING SERVICES -- 1.0%
FTI Consulting                         15,000             250
                                                 ------------
                                                          250
--------------------------------------------------------------------------------
PRIVATE CORRECTIONS -- 1.7%
Corrections Corp of America            12,600             449
                                                 ------------
                                                          449
--------------------------------------------------------------------------------
RENTAL AUTO/EQUIPMENT -- 2.1%
Aaron Rents                            21,350             531
                                                 ------------
                                                          531
--------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 1.2%
Pharmaceutical Product Development     10,600             316
                                                 ------------
                                                          316
                                                 ------------
TOTAL SERVICES (COST $1,407)                            1,546
                                                 ------------
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                                       PBHG SMALL CAP VALUE FUND


                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2004

                                                        Market
Description                            Shares        Value (000)
--------------------------------------------------------------------------------
TECHNOLOGY -- 7.7%
COMPUTER AIDED DESIGN -- 1.5%
Ansys                                   9,900    $        393
                                                 ------------
                                                          393
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 2.3%
MTS Systems                            21,500             595
                                                 ------------
                                                          595
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 1.6%
NAM TAI Electronics                     9,230             235
Sypris Solutions                       10,800             184
                                                 ------------
                                                          419
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 0.7%
White Electronic Designs               23,500             180
                                                 ------------
                                                          180
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 0.8%
Mantech International, Cl A             9,600             197
                                                 ------------
                                                          197
--------------------------------------------------------------------------------
IDENTIFICATION SYSTEMS/DEVELOPMENT-- 0.8%
Fargo Electronics                      17,900             202
                                                 ------------
                                                          202
                                                 ------------
TOTAL TECHNOLOGY (COST $1,247)                          1,986
                                                 ------------
--------------------------------------------------------------------------------
TRANSPORTATION -- 3.6%
TRANSPORT-MARINE -- 2.4%
General Maritime                       24,800             624
                                                 ------------
                                                          624
--------------------------------------------------------------------------------
TRANSPORTATION-SERVICES -- 1.2%
Offshore Logistics                     13,000             300
                                                 ------------
                                                          300
                                                 ------------
TOTAL TRANSPORTATION (COST $603)                          924
                                                 ------------
--------------------------------------------------------------------------------
UTILITIES -- 3.7%
GAS-DISTRIBUTION -- 3.7%
Energen                                12,100             499
UGI                                    13,500             445
                                                 ------------
                                                          944
                                                 ------------
TOTAL UTILITIES (COST $695)                               944
                                                 ------------
TOTAL COMMON STOCK (COST $17,168)                      24,891
                                                 ------------
--------------------------------------------------------------------------------
INVESTMENT COMPANY -- 0.8%
INDEX FUND-SMALL CAP -- 0.8%
iShares Russell 2000 Value Index Fund   1,300             223
                                                 ------------
                                                          223
                                                 ------------
TOTAL INVESTMENT COMPANY (COST $181)                      223
                                                 ------------
--------------------------------------------------------------------------------

                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
WARRANTS-- 0.0%
Magnum Hunter Resources,
   expiration 03/21/05*                 2,740    $          1
                                                 ------------
                                                            1
                                                 ------------
TOTAL WARRANTS (COST $3)                                    1
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.4%
Morgan Stanley
   0.80%, dated 03/31/04, to be
   repurchased on 04/01/04, repurchase
   price $616,477 (collateralized by
   U.S. Government Obligations: total
   market value $628,792)(A)             $616             616
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $616)                    616
                                                 ------------
TOTAL INVESTMENTS-- 99.3% (COST $17,968)               25,731
                                                 ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.7%
Payable for Administration Fees                            (3)
Payable for Investment Advisory Fees                      (21)
Other Assets and Liabilities, Net                         197
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                   173
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)                     17,421
Accumulated net investment loss                            (3)
Accumulated net realized gain on investments              723
Unrealized appreciation on investments                  7,763
                                                 ------------
TOTAL NET ASSETS-- 100.0%                         $    25,904
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($25,552,538/1,228,513 SHARES)                      $20.80
                                                 ------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($198,165/9,546 SHARES)                             $20.76
                                                 ------------
MAXIMUM OFFERING
   PRICE PER SHARE -- CLASS A
   ($20.76/94.25%)                                     $22.03
                                                 ------------
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($153,337/7,427 SHARES)                             $20.65
                                                 ------------

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
Cl -- Class
REIT -- Real Estate Investment Trust
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

            THE PBHG FUNDS

 PBHG REIT FUND


STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 96.5%
FINANCIAL -- 96.5%
REITS -- 96.5%
APARTMENTS -- 13.7%
Apartment Investment &
   Management, Cl A                     3,700  $          115
BRE Properties, Cl A                  200,400           6,878
Equity Residential                    202,300           6,039
Home Properties of New York            67,400           2,747
Summit Properties                      76,260           1,819
United Dominion Realty Trust          166,300           3,263
                                                 ------------
                                                       20,861
--------------------------------------------------------------------------------
DIVERSIFIED -- 6.9%
Colonial Properties Trust              50,500           2,060
Lexington Corporate Properties Trust   62,600           1,364
Vornado Realty Trust                  116,100           7,022
                                                 ------------
                                                       10,446
--------------------------------------------------------------------------------
HOTELS -- 10.5%
Ashford Hospitality Trust*            138,800           1,414
Extended Stay America(A)              179,700           3,481
Host Marriott*                        587,500           7,508
Innkeepers USA Trust                   91,800             839
LaSalle Hotel Properties              113,800           2,686
                                                 ------------
                                                       15,928
--------------------------------------------------------------------------------
MANUFACTURED HOMES -- 2.0%
Sun Communities                        69,500           2,976
                                                 ------------
                                                        2,976
--------------------------------------------------------------------------------
OFFICE PROPERTY -- 19.8%
Brandywine Realty Trust               155,800           4,760
CarrAmerica Realty                    141,000           4,780
Equity Office Properties Trust        119,610           3,456
Glenborough Realty Trust               81,300           1,817
Highwoods Properties                   74,100           1,942
Koger Equity                          130,200           3,056
Mack-Cali Realty                       67,200           3,018
Maguire Properties                     77,800           1,992
Prentiss Properties Trust               8,000             295
Reckson Associates Realty              47,300           1,331
SL Green Realty                        76,300           3,639
                                                 ------------
                                                       30,086
--------------------------------------------------------------------------------
REGIONAL MALLS -- 17.5%
CBL & Associates Properties            26,600           1,632
Mills                                  95,700           5,100
Rouse                                 158,300           8,485
Simon Property Group                  144,800           8,462
Tanger Factory Outlet Centers          26,000           1,178
Taubman Centers                        64,500           1,623
                                                 ------------
                                                       26,480
--------------------------------------------------------------------------------
                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
SHOPPING CENTERS -- 11.0%
Equity One                            111,300    $      2,139
Heritage Property Investment Trust      1,100              34
Pan Pacific Retail Properties          70,350           3,665
Ramco-Gershenson Properties            96,000           2,707
Regency Centers                       138,300           6,463
Weingarten Realty Investors            51,600           1,785
                                                 ------------
                                                       16,793
--------------------------------------------------------------------------------
STORAGE -- 2.9%
Public Storage                         91,100           4,433
                                                 ------------
                                                        4,433
--------------------------------------------------------------------------------
WAREHOUSE/INDUSTRIAL -- 12.2%
Catellus Development(A)               247,350           6,434
Duke Realty                             3,000             104
Prologis                              174,370           6,255
PS Business Parks                     125,716           5,827
                                                 ------------
                                                       18,620
                                                 ------------
                                                      146,623
                                                 ------------
TOTAL FINANCIAL (COST $114,101)                       146,623
                                                 ------------
TOTAL COMMON STOCK (COST $114,101)                    146,623
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.5%
Morgan Stanley
   1.02%, dated 03/31/04, to be
   repurchased on 04/01/04, repurchase
   price $2,269,555 (collateralized by
   U.S. Government Obligations: total
   market value $2,341,037)(B)         $2,269           2,269
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $2,269)                2,269
                                                 ------------
TOTAL INVESTMENTS-- 98.0% (COST $116,370)             148,892
                                                 ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 2.0%
Receivable for Capital Shares Sold                      3,330
Payable for Administration Fees                           (18)
Payable for Distribution Fees                              (4)
Payable for Investment Advisory Fees                     (103)
Other Assets and Liabilities, Net                        (236)
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                 2,969
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)                    115,777
Accumulated net realized gain on investments            3,562
Unrealized appreciation on investments                 32,522
                                                 ------------
TOTAL NET ASSETS-- 100.0%                         $   151,861
                                                 ------------

                                                                      PBHG FUNDS

                                                                  PBHG REIT FUND


                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2004


Description
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($133,979,935/11,494,199 SHARES)                    $11.66
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($17,663,503/1,521,252 SHARES)                      $11.61
                                                 ------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($61,302/5,258 SHARES)                              $11.66
                                                 ------------
MAXIMUM OFFERING
   PRICE PER SHARE -- CLASS A
   ($11.66/94.25%)                                     $12.37
                                                 ------------
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($156,344/13,421 SHARES)                            $11.65
                                                 ------------

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Securities classified as C - Corporations
(B) -- Tri-party repurchase agreement
Cl -- Class
REIT -- Real Estate Investment Trust
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

            PBHG FUNDS

 PBHG TECHNOLOGY & COMMUNICATIONS FUND


STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 97.3%
BASIC MATERIALS -- 0.8%
CHEMICALS-SPECIALTY -- 0.8%
Cabot Microelectronics*                62,600    $      2,644
                                                 ------------
                                                        2,644
                                                 ------------
TOTAL BASIC MATERIALS (COST $2,807)                     2,644
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 2.8%
CABLE TV -- 1.5%
Comcast, Cl A*                        180,300           5,027
                                                 ------------
                                                        5,027
--------------------------------------------------------------------------------
TRAVEL SERVICES -- 1.3%
Sabre Holdings                        163,700           4,061
                                                 ------------
                                                        4,061
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $8,791)                   9,088
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 4.4%
MEDICAL INSTRUMENTS -- 0.8%
Boston Scientific*                     62,700           2,657
                                                 ------------
                                                        2,657
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 3.6%
Amgen*                                 50,400           2,932
Celgene*                               57,200           2,726
Genentech*                             37,300           3,947
Medimmune*                            100,000           2,308
                                                 ------------
                                                       11,913
                                                 ------------
TOTAL HEALTH CARE (COST $10,770)                       14,570
                                                 ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 1.4%
ELECTRONIC MEASURING INSTRUMENTS -- 1.4%
Agilent Technologies*                 143,800           4,548
                                                 ------------
                                                        4,548
                                                 ------------
TOTAL INDUSTRIAL (COST $3,527)                          4,548
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 5.8%
COMPUTER SERVICES -- 4.6%
Computer Sciences*                    115,700           4,666
DST Systems*                          104,600           4,744
Sungard Data Systems*                 205,500           5,631
                                                 ------------
                                                       15,041
--------------------------------------------------------------------------------
E-COMMERCE/SERVICES -- 1.2%
eBay*                                  56,100           3,889
                                                 ------------
                                                        3,889
                                                 ------------
TOTAL SERVICES (COST $14,109)                          18,930
                                                 ------------
--------------------------------------------------------------------------------

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
TECHNOLOGY -- 82.1%
APPLICATIONS SOFTWARE -- 4.9%
Infosys Technologies-ADR               36,700    $      2,998
Microsoft                             210,200           5,249
Satyam Computer Services-ADR          135,100           2,772
Serena Software*                      180,800           3,679
Siebel Systems*                       112,200           1,292
                                                 ------------
                                                       15,990
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 1.7%
Nextel Communications, Cl A*          226,000           5,589
                                                 ------------
                                                        5,589
--------------------------------------------------------------------------------
COMMUNICATIONS SOFTWARE -- 0.8%
Avid Technology*                       55,800           2,574
                                                 ------------
                                                        2,574
--------------------------------------------------------------------------------
COMPUTER AIDED DESIGN -- 1.9%
Autodesk                               83,100           2,628
Parametric Technology*                803,600           3,632
                                                 ------------
                                                        6,260
--------------------------------------------------------------------------------
COMPUTERS -- 5.4%
Dell Computer*                         79,500           2,673
Hewlett-Packard                       206,100           4,707
International Business Machines        60,200           5,529
PalmOne*                               46,600             995
Research In Motion*                    41,600           3,882
                                                 ------------
                                                       17,786
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 1.7%
Network Appliance*                    154,600           3,316
Storage Technology*                    85,300           2,374
                                                 ------------
                                                        5,690
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 5.7%
Automatic Data Processing             119,300           5,011
Filenet*                              165,700           4,416
First Data                            118,300           4,988
Fiserv*                               117,000           4,185
                                                 ------------
                                                       18,600
--------------------------------------------------------------------------------
DECISION SUPPORT SOFTWARE -- 1.0%
Cognos*                               110,600           3,435
                                                 ------------
                                                        3,435
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 1.2%
Jabil Circuit*                        130,000           3,826
                                                 ------------
                                                        3,826
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 13.8%
Broadcom, Cl A*                       118,700           4,650
Conexant Systems*                     758,634           4,673
DSP Group*                            121,100           3,116
--------------------------------------------------------------------------------

                                PBHG FUNDS

                                           PBHG TECHNOLOGY & COMMUNICATIONS FUND


                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- CONTINUED
Intel                                 166,400    $      4,526
Intersil, Cl A                        176,100           3,925
Microchip Technology                  108,100           2,871
Microsemi*                            270,900           3,706
Nvidia*                               104,700           2,774
Silicon Laboratories*                  52,200           2,760
Texas Instruments                     138,400           4,044
Xilinx*                                85,900           3,264
Zoran*                                296,100           5,140
                                                 ------------
                                                       45,449
--------------------------------------------------------------------------------
ELECTRONIC DESIGN AUTOMATION -- 1.4%
Cadence Design Systems*               178,100           2,625
Magma Design Automation*               87,800           1,836
                                                 ------------
                                                        4,461
--------------------------------------------------------------------------------
ELECTRONIC FORMS -- 0.8%
Adobe Systems                          68,000           2,681
                                                 ------------
                                                        2,681
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 6.0%
Ascential Software*                    92,700           2,032
BMC Software*                         307,300           6,008
Novell*                               204,900           2,332
Oracle*                               448,700           5,389
Peoplesoft*                           184,700           3,415
SAP-ADR                                15,300             601
                                                 ------------
                                                       19,777
--------------------------------------------------------------------------------
INTERNET APPLICATION SOFTWARE -- 0.7%
eResearch Technology*                  86,250           2,419
                                                 ------------
                                                        2,419
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE SOFTWARE -- 0.9%
F5 Networks*                           83,900           2,840
                                                 ------------
                                                        2,840
--------------------------------------------------------------------------------
INTERNET SECURITY -- 6.4%
Check Point Software Technologies*    275,400           6,271
Network Associates*                   246,700           4,441
Secure Computing*                     132,900           2,173
Symantec*                             177,800           8,232
                                                 ------------
                                                       21,117
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 5.0%
Cisco Systems*                        270,000           6,351
Foundry Networks*                      85,500           1,468
Juniper Networks*                     162,100           4,216
Polycom*                              146,400           3,108
SafeNet*                               37,500           1,408
                                                 ------------
                                                       16,551
--------------------------------------------------------------------------------

                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 7.7%
Analog Devices                        114,900    $      5,516
Cypress Semiconductor*                 74,800           1,531
Emulex*                                89,100           1,897
Integrated Device Technology*         296,700           4,451
International Rectifier*               43,200           1,987
Linear Technology                      86,600           3,206
Marvell Technology Group*              50,500           2,275
Maxim Integrated Products              76,900           3,621
United Microelectronics-ADR*          152,707             794
                                                 ------------
                                                       25,278
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 5.5%
Applied Materials*                    251,500           5,377
Axcelis Technologies*                 176,600           1,964
Formfactor*                            50,200           1,051
KLA-Tencor*                            78,500           3,952
Lam Research*                          91,300           2,302
Varian Semiconductor
   Equipment Associates*               82,700           3,473
                                                 ------------
                                                       18,119
--------------------------------------------------------------------------------
SOFTWARE TOOLS -- 0.7%
Altiris*                               79,600           2,224
                                                 ------------
                                                        2,224
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 3.5%
Andrew*                               176,300           3,085
Nokia OYJ-ADR                         239,100           4,849
Nortel Networks*                      583,800           3,468
                                                 ------------
                                                       11,402
--------------------------------------------------------------------------------
WEB PORTALS/ISP -- 2.0%
Yahoo*                                136,000           6,608
                                                 ------------
                                                        6,608
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 3.4%
Motorola                              311,100           5,475
Qualcomm                               87,000           5,779
                                                 ------------
                                                       11,254
                                                 ------------
TOTAL TECHNOLOGY (COST $218,236)                      269,930
                                                 ------------
TOTAL COMMON STOCK (COST $258,240)                    319,710
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.0%
Morgan Stanley
   1.02%, dated 03/31/04, to be
   repurchased on 04/01/04, repurchase
   price $13,107,471 (collateralized by
   U.S. Government Obligations: total
   market value $13,370,326)(A)       $13,107          13,107
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $13,107)              13,107
                                                 ------------
TOTAL INVESTMENTS-- 101.3% (COST $271,347)            332,817
                                                 ------------
--------------------------------------------------------------------------------

            PBHG FUNDS

 PBHG TECHNOLOGY & COMMUNICATIONS FUND


STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004


Description                                          Value (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (1.3)%
Payable for Administration Fees                  $        (43)
Payable for Distribution Fees                              (3)
Payable for Investment Advisory Fees                     (241)
Payable for Investment Securities Purchased            (5,027)
Other Assets and Liabilities, Net                       1,022
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                (4,292)
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)                  2,738,250
Accumulated net investment loss                            (6)
Accumulated net realized loss on investments       (2,471,189)
Unrealized appreciation on investments                 61,470
                                                 ------------
TOTAL NET ASSETS-- 100.0%                         $   328,525
                                                 ------------
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($314,111,448/29,177,015 SHARES)                    $10.77
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($14,302,600/1,338,597 SHARES)                      $10.68
                                                 ------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($55,473/5,160 SHARES)                              $10.75
                                                 ------------
MAXIMUM OFFERING
   PRICE PER SHARE -- CLASS A
   ($10.75/94.25%)                                     $11.41
                                                 ------------
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($55,264/5,160 SHARES)                              $10.71
                                                 ------------

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A) Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

                                             PBHG INTERMEDIATE FIXED INCOME FUND


                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2004

                                         Face          Market
Description                          Amount (000)    Value (000)
--------------------------------------------------------------------------------
RESIDENTIAL MORTGAGES-AGENCY -- 25.0%
Federal Home Loan Mortgage
   Corporation 30 year TBA
   5.500%, 04/15/34                      $500   $         512
Federal Home Loan Mortgage Corporation
   Structured Pass Through CMO,
   Ser H010, Cl A2
   2.028%, 04/15/10                        62              62
Federal Home Loan Mortgage Corporation
   Structured Pass Through,
   Ser H005, Cl A2
   2.550%, 08/15/07                        13              13
Federal Home Loan Mortgage Corporation,
   Ser H001, Cl A4
   3.776%, 10/15/09                        16              16
Federal National Mortgage Association
   15 year TBA
   5.500%, 04/15/34                       500             521
Federal National Mortgage Association
   30 year TBA
   5.500%, 04/15/34                       500             502
                                                 ------------
TOTAL RESIDENTIAL MORTGAGES-AGENCY (COST $1,628)        1,626
                                                 ------------
--------------------------------------------------------------------------------
COMMERICAL MORTGAGES-- 13.1%
Bank of America Mortgage Securities CMO,
   Ser 2002, Cl 3B2
   6.000%, 03/25/17                       252             255
DLJ Commercial Mortgage CMO,
   Ser 2000-CF1, Cl A1B
   7.620%, 06/10/33                        50              60
GMAC Commercial Mortgage Securities,
   Ser 1991-C1, Cl A1
   5.830%, 05/15/33                        47              50
JP Morgan Commercial Mortgage Finance,
   Ser 1998-C6, Cl B
   6.735%, 01/15/30                        50              57
Keycorp, Ser 2000-C1, Cl A1
   7.617%, 06/15/09                        38              42
Lehman Brothers-UBS Commercial
   Mortgage Trust,
   Ser 2002-C7, Cl A2
   3.899%, 12/15/26                        25              26
Morgan Stanley Capital CMO,
   Ser 1998-HF2, Cl A1
   6.010%, 11/15/30                        37              39
Morgan Stanley Capital CMO,
   Ser 1998-XL1, Cl A1
   6.220%, 06/03/30                        21              22
Morgan Stanley Capital CMO,
   Ser 1999-FNV1, Cl D
   7.030%, 03/15/31                        67              77
Morgan Stanley Capital CMO,
   Ser 1997-XL1, Cl A1
   6.590%, 10/03/30                         8               8
Morgan Stanley Dean Witter Capital,
   Ser 2000-LIF2, Cl A1
   6.960%, 10/15/33                        70              78
Mortgage Capital Funding CMO,
   Ser 1998-MC1, Cl C
   6.947%, 03/18/30                       100             114
--------------------------------------------------------------------------------

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
COMMERICAL MORTGAGES-- CONTINUED
Nationslink Funding Corporation,
   Ser 1999-1, Cl 2
   6.316%, 11/20/08                    $   20    $         22
                                                 ------------
TOTAL COMMERICAL MORTGAGES (COST $830)                    850
                                                 ------------
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 28.9%
AUTO & TRANSPORTATION -- 7.3%
Daimler Chrysler Auto Trust,
   Ser 2001-A, Cl A4
   5.400%, 03/06/06                        38              39
Ford Credit Auto Owner Trust ABS,
   Ser 2003-A, Cl A2A
   1.620%, 08/15/05                        57              57
Ford Credit Auto Owner Trust,
   Ser 2002-C, Cl A2A
   2.480%, 12/15/04                         2               2
Harley-Davidson Motorcycle Trust,
   Ser 2002-1, Cl A2
   4.500%, 01/15/10                        90              94
Harley-Davidson Motorcycle Trust,
   Ser 2003-1, Cl A1
   1.560%, 05/15/07                        44              44
Harley-Davidson Motorcycle Trust,
   Ser 2003-1, Cl A2
   2.630%, 11/15/10                        75              76
Honda Auto Receivables Owner Trust ABS,
   Ser 2002-4, Cl A2
   1.660%, 06/15/05                        30              30
Honda Auto Receivables Owner Trust ABS,
   Ser 2003-1, Cl A2
   1.460%, 09/19/05                        52              52
MFN Auto Receivables Trust,
   Private Placement 144A, 2001-A, Cl A2
   5.070%, 06/15/07                        11              11
Mitsubishi Motors Credit of America,
   Ser 2001-2, Cl A4
   1.340%, 07/15/06                        71              71
                                                 ------------
                                                          476
--------------------------------------------------------------------------------
CREDIT CARD -- 7.4%
Chase USA Master Trust, Ser 2000-1, Cl A
   7.490%, 08/17/09                       155             157
Household Affinity Credit Card Master,
   Ser 2003-2, Cl A
   2.180%, 02/15/08                       100             101
Metris Master Trust ABS, Ser 2001-4A, Cl A
   1.440%, 08/20/08                        75              75
Metris Master Trust, Ser 2002-4, Cl A
   1.470%, 05/20/11                       150             150
                                                 ------------
                                                          483
--------------------------------------------------------------------------------
EQUIPMENT -- 4.0%
Aircraft Certificate Owner Trust ABS,
   Private Placement 144A,
   Ser 2003-1A, Cl B
   4.725%, 09/20/22                       150             158
--------------------------------------------------------------------------------

            PBHG FUNDS

 PBHG INTERMEDIATE FIXED INCOME FUND


STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
EQUIPMENT-- CONTINUED
Aircraft Certificate Owner Trust ABS,
   Private Placement 144A,
   Ser 2003-1A, Cl D
   6.455%, 09/20/22                    $   75   $          79
Textron Financial Corporation Receivables,
   Private Placement 144A,
   Ser 2000-B, Cl A3
   6.990%, 03/15/06                        22              22
                                                 ------------
                                                          259
--------------------------------------------------------------------------------
HOME EQUITY LOANS-- 8.0%
Aames Mortgage Trust,
   Ser 2000-1, Cl A4F
   7.760%, 01/25/29                        31              31
Centex Home Equity,
   Ser 2001-A, Cl A6
   6.250%, 04/25/31                        75              79
Chase Funding Mortgage Loan
   Association ABS,
   Ser 2003-1, Cl 1A1
   2.005%, 02/25/17                        25              25
Citifinancial Mortgage Securities,
   Ser 2003-2, Cl AF2
   2.126%, 05/25/33                        80              80
Countrywide Asset Backed Certificates,
   Ser 2003-5, Cl AF3
   3.613%, 04/25/30                        15              15
Countrywide Asset Backed Certificates,
   Ser 2003-5, Cl MF2
   5.959%, 11/25/33                       100             105
Equivantage Home Equity Loan Trust,
   Ser 1996-3, Cl A3
   7.700%, 09/25/27                        38              38
Federal National Mortgage Association
   Whole Loan,
   Ser 2002-W2, Cl AF3
   5.127%, 02/25/30                        15              15
Residential Asset Securities,
   Ser 2000-KS1, Cl AI4
   8.040%, 10/25/28                        28              28
Residential Asset Securities,
   Ser 2002-KS4, Cl AI2
   4.040%, 01/25/22                        --              --
Residential Asset Securities,
   Ser 3002-KS3, Cl AI6
   5.960%, 09/25/31                        50              53
The Money Store Home Equity Trust,
   Ser 1997-D, Cl AF5
   6.555%, 12/15/38                        49              49
                                                 ------------
                                                          518
--------------------------------------------------------------------------------
INFRASTRUCTURE-- 1.4%
California Infrastructure,
   Ser 1997-1, Cl A6
   6.380%, 09/25/08                        82              87
                                                 ------------
                                                           87
--------------------------------------------------------------------------------

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
RECREATIONAL VEHICLES-- 0.8%
Distribution Financial Services Trust,
   Ser 1999-1, Cl A6
   6.020%, 11/15/16                  $     50    $         52
                                                 ------------
                                                           52
                                                 ------------
TOTAL ASSET-BACKED SECURITIES (COST $1,837)             1,875
                                                 ------------
--------------------------------------------------------------------------------
INTEREST ONLY STRIPS (IO)-- 9.0%
DLJ Commercial Mortgage,
   Private Placement 144A,
   Ser 2000-CKP1, Cl S
   1.070%, 10/10/10                     1,373*             74
DLJ Mortgage Acceptance Corporation,
   Ser 1997-CF1, Cl S
   0.960%, 05/15/30                       891*             17
Federal Home Loan Mortgage Corporation,
   Ser 2581, Cl HI
   5.000%, 02/15/17                     1,200*            139
Federal Home Loan Mortgage Corporation,
   Ser 2613, Cl IJ
   5.500%, 07/15/32                       700*            214
Federal Home Loan Mortgage Corporation,
   Ser 2630, Cl BI
   5.000%, 06/15/33                       296*             45
Federal National Mortgage Association,
   Ser 2003-42, Cl IE
   5.500%, 12/25/31                       165*             43
Federal National Mortgage Association,
   Ser 2003-92, Cl IG
   5.000%, 04/25/14                       900*             53
                                                 ------------
TOTAL INTEREST ONLY STRIPS (IO) (COST $668)               585
                                                 ------------
--------------------------------------------------------------------------------
CORPORATE BOND -- 24.4%
Allied Waste North America, Ser B
   7.875%, 01/01/09                        25              26
American Airlines
   3.857%, 07/09/10                        98              98
Arcel Finance,
   Private Placement 144A
   7.048%, 09/01/11                        50              53
Banco Bradesco,
   Private Placement 144A
   8.750%, 10/24/13                       100             103
Bear Sterns
   5.700%, 11/15/14                        50              54
Brasil Telecom,
   Private Placement 144A
   9.375%, 02/18/14                        50              52
British Sky Broadcasting
   8.200%, 07/15/09                        50              60
Continental Airlines,
   Ser 2002-1, Cl G2
   6.563%, 02/15/12                       100             109
Delta Air Lines, Ser 2002-1
   6.718%, 01/02/23                       133             143
Ford Motor Credit
   7.000%, 10/01/13                        50              53
GE Global Insurance Holdings
   7.500%, 06/15/10                        50              59
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                             PBHG INTERMEDIATE FIXED INCOME FUND


                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2004

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
CORPORATE BOND -- CONTINUED
General Electric Capital Corporation MTN
   5.450%, 01/15/13                  $     50   $          54
General Motors Acceptance Corporation (B)
   5.922%, 12/01/12                       100              59
Hutchison Whamp International,
   Private Placement 144A
   6.500%, 02/13/13                       100             106
International Lease Finance Corporation
   4.500%, 05/01/08                        50              52
Kingsway America,
   Private Placement 144A
   7.500%, 02/01/14                        50              51
Liberty Media Corporation
   5.700%, 05/15/13                        50              52
NBD Bank National Michigan
   8.250%, 11/01/24                        25              33
Northwest Airlines,
   Ser 1999-1A
   6.810%, 02/01/20                        43              40
Northwest Airlines,
   Ser 2002-1, Cl G2
   6.264%, 11/20/21                        50              52
Ohio Powers,
   Private Placement 144A, Ser F
   5.500%, 02/15/13                        50              53
Pemex Project Master Trust
   8.625%, 02/01/22                        50              58
Pepco Holdings
   6.450%, 08/15/12                        50              56
Petrozuata Finance,
   Private Placement 144A
   7.630%, 04/01/09                        25              25
Sprint Capital Corporation
   8.375%, 03/15/12                        50              61
Zions Bancorp
   6.000%, 09/15/15                        20              22
                                                 ------------
TOTAL CORPORATE BOND (COST $1,513)                      1,584
                                                 ------------
--------------------------------------------------------------------------------
TREASURY NOTE -- 3.4%
U.S. Treasury Note
   3.250%, 01/15/09                       216             221
                                                 ------------
                                                          221
                                                 ------------
TOTAL TREASURY NOTE (COST $219)                           221
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 22.0%
Morgan Stanley
   0.80%, dated 03/31/04, to be
   repurchased on 04/01/04, repurchase
   price $1,432,512 (collateralized by
   U.S. Government Obligations: total
   market value $1,461,129)(A)          1,432           1,432
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $1,432)                1,432
                                                 ------------
TOTAL INVESTMENTS-- 125.8% (COST $8,127)                8,173
                                                 ------------
--------------------------------------------------------------------------------

Description                                          Value (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (25.8)%
Receivable for Investment Securities Sold        $        120
Payable for Administration Fees                            (1)
Payable for Investment Advisory Fees                       (2)
Payable for Investment Securities Purchased            (1,747)
Payable for Capital Shares Purchased                      (99)
Other Assets and Liabilities, Net                          52
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                (1,677)
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)                      6,346
Accumulated net realized gain on investments              104
Unrealized appreciation on investments                     46
                                                 ------------
TOTAL NET ASSETS-- 100.0%                              $6,496
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($6,376,756/619,353 SHARES)                         $10.30
                                                 ------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($53,164/5,163 SHARES)                              $10.30
                                                 ------------
MAXIMUM OFFERING
   PRICE PER SHARE -- CLASS A
   ($10.30/95.25%)                                     $10.81
                                                 ------------
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($66,284/6,439 SHARES)                              $10.29
                                                 ------------

* Notional Amount
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
144A -- Security exempt from registration under Rule 144A of the Securities
        Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, these securities amounted to a value of $787,000 representing 12.0% of net assets.
(A)-- Tri-party repurchase agreement
(B) -- Zero Coupon Security, rate reflected is the effective yield at the time of purchase.
ABS -- Asset-Backed Security
Cl -- Class
CMO -- Collateralized Mortgage Obligation
MTN -- Medium-Term Note
Ser -- Series
STRIPS -- Separate Trading of Registered Interest and Principal Securities
TBA -- Securities traded under delayed delivery commitments settling after March
       31, 2004. Income on these securities will not be earned until settle date.
Amount designated as "--" rounds to less than $1,000.

Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

            PBHG FUNDS

 PBHG IRA CAPITAL PRESERVATION FUND


STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004

                                       Face            Market
Description                        Amount (000)      Value (000)
--------------------------------------------------------------------------------
RESIDENTIAL MORTGAGES-AGENCY -- 20.1%
Federal Home Loan Mortgage
   Corporation 30 year TBA
   5.500%, 04/15/34                 $   3,000    $      3,074
Federal Home Loan Mortgage Corporation
   Structured Pass Through CMO,
   Ser H006, Cl A1
   1.724%, 04/15/08                     1,275           1,272
Federal Home Loan Mortgage Corporation
   Structured Pass Through CMO,
   Ser H006, Cl A2
   2.837%, 02/15/10                    13,000          12,963
Federal National Mortgage Association
   15 year TBA
   6.500%, 04/20/19                    15,000          15,947
   6.000%, 04/20/19                    50,000          52,625
   5.500%, 04/20/19                    20,000          20,831
   5.000%, 04/20/19                    50,000          51,391
Federal National Mortgage Association
   30 year TBA
   7.500%, 04/15/34                    22,000          23,574
   7.000%, 04/15/34                    12,000          12,735
   6.500%, 04/15/34                    30,000          31,509
   5.500%, 04/15/34                    60,000          61,463
                                                 ------------
TOTAL RESIDENTIAL MORTGAGES-AGENCY (COST $287,419)    287,384
                                                 ------------
--------------------------------------------------------------------------------
COMMERCIAL MORTGAGES-- 6.4%
Banc of America Commercial Mortgage,
   Ser 2000-1, Cl A1A
   7.109%, 11/15/31                     5,922           6,593
Bank of America Commercial Mortgage,
   Ser 2003-K, Cl 2A1
   4.251%, 12/25/33                    13,965          14,207
Deutsche Mortgage & Asset Receiving,
   Ser 1998-C1, Cl A1
   6.220%, 06/15/31                     1,617           1,645
DLJ Commercial Mortgage,
   Ser 1999-CG1, Cl S
   0.860%, 03/10/32                   112,289           4,202
Lehman Brothers Commercial
   Conduit Mortgage Trust,
   Ser 1999-C1, Cl A1
   6.410%, 06/15/31                     6,917           7,366
Merrill Lynch Mortgage Investors,
   Ser 1997-C1, Cl A3
   7.120%, 06/18/29                    14,917          16,354
Midland Realty Acceptance
   Corporate CMO,
   Ser 1996-C2, Cl A2
   7.233%, 01/25/29                    15,005          16,429
Morgan Stanley Capital,
   Ser 1999-LIFE, Cl A1
   6.970%, 04/15/33                     2,962           3,276
Nationslink Funding Corporation,
   Ser 1999-2, Cl A2
   6.846%, 06/20/31                     1,134           1,139
Nationslink Funding Corporation,
   Ser 1999-2, Cl A3
   7.181%, 06/20/31                     5,000           5,451
--------------------------------------------------------------------------------

                                       Face            Market
Description                        Amount (000)      Value (000)
--------------------------------------------------------------------------------
COMMERCIAL MORTGAGES-- CONTINUED
Wells Fargo CMO,
   Ser 2003-G, Cl A1
   4.100%, 06/25/33                   $16,000    $     15,763
                                                 ------------
TOTAL COMMERCIAL MORTGAGES (COST $90,699)              92,425
                                                 ------------
--------------------------------------------------------------------------------
RESIDENTIAL MORTGAGES-- 14.1%
Bank of America Mortgage Securities CMO,
   Ser 2003-5, Cl 3A1
   7.500%, 02/25/31                     4,699           4,848
Bank of America Mortgage Securities CMO,
   Ser 2003-B, Cl 2A7
   4.080%, 03/25/33                    23,685          24,064
Bank of America Mortgage Securities CMO,
   Ser 2003-H, Cl 1A1
   3.359%, 09/25/33                    24,597          24,835
Bank of America Mortgage Securities,
   Ser 2002-E, Cl A1
   7.000%, 06/20/31                     1,300           1,324
Bear Stearns CMO,
   Private Placement 144A,
   Ser 2003-2, Cl A5
   3.990%, 01/25/33                    10,000          10,189
Bear Stearns CMO,
   Ser 2003-2, Cl A3
   3.700%, 01/25/33                     2,385           2,383
Citicorp Mortgage Securities CMO,
   Ser 1998-10, Cl A9
   6.250%, 11/25/28                       552             551
Citicorp Mortgage Securities,
   Ser 2002-3, Cl 1A1
   6.250%, 03/25/32                     2,071           2,107
Countrywide Home Loans CMO,
   Ser 2003-42, Cl 2A3
   3.775%, 10/25/33                    10,000          10,238
Crusade Global Trust,
   Ser 2002-1, Cl A
   1.280%, 02/20/33                     2,308           2,309
Deutsche Mortgage Securities CMO,
   Ser 2002-1, Cl A5
   6.000%, 01/25/33                     7,669           8,109
First Horizon Asset Securities CMO,
   Ser 2003-7, Cl 2A1
   4.500%, 09/25/18                    13,721          14,145
Holmes Financing Plc,
   Ser 2, Cl 2A
   1.300%, 07/15/17                     5,000           5,002
Medallion Trust CMO,
   Ser 2003-1G, Cl A
   1.300%, 12/21/33                    10,582          10,582
Puma Finance Limited CMO,
   Ser G4, Cl A
   1.330%, 10/11/34                    23,860          23,892
Salomon Brothers Motgage Securities VII,
   Ser 2002-UST1, Cl A1
   6.500%, 09/25/16                       631             637
Washington Mutual CMO,
   Ser 2002-AR19, Cl A5
   4.320%, 02/25/33                    30,000          30,220
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                              PBHG IRA CAPITAL PRESERVATION FUND


                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2004

                                       Face            Market
Description                        Amount (000)      Value (000)
--------------------------------------------------------------------------------
RESIDENTIAL MORTGAGES-- CONTINUED
Washington Mutual CMO,
   Ser 2003-AR10, Cl A1
   1.620%, 10/25/33                   $15,739    $     15,726
Washington Mutual CMO,
   Ser 2003-AR7, Cl A5
   3.066%, 08/25/33                    10,450          10,317
                                                 ------------
TOTAL RESIDENTIAL MORTGAGES (COST $199,570)           201,478
                                                 ------------
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 43.9%
AUTO & TRANSPORTATION -- 3.8%
Capital One Auto Finance Trust,
   Ser 2002-C, Cl A2
   1.870%, 11/15/05                     3,032           3,035
Carmax Auto Owner Trust ABS,
   Ser 2002-2, Cl A4
   3.340%, 02/15/08                     5,000           5,139
Hyundai Auto Receivables Trust ABS,
   Ser 2003-A, Cl A3
   2.330%, 11/15/07                     8,800           8,868
Navistar Financial Corp Owner Trust,
   Ser 2001-B, Cl A4
   4.370%, 11/17/08                     5,097           5,209
Navistar Financial Corp Owner Trust,
   Ser 2002-B, Cl A4
   3.520%, 10/15/09                    13,000          13,291
Provident Auto Lease ABS Trust,
   Private Placement 144A,
   Ser 1999-1, Cl A2
   7.025%, 01/14/12                     7,656           8,019
Provident Auto Lease ABS Trust,
   Private Placement 144A,
   Ser 1999-1, Cl A3
   7.260%, 01/14/12                     9,913          10,607
                                                 ------------
                                                       54,168
--------------------------------------------------------------------------------
CORPORATES/YANKEES-- 0.3%
Chilquinta Energy,
   Private Placement 144A
   6.470%, 04/01/08                     1,300           1,440
Pemex Finance,
   Private Placement 144A,
   Ser 1A1, Cl A2
   6.300%, 05/15/10                     2,750           2,996
                                                 ------------
                                                        4,436
--------------------------------------------------------------------------------
CREDIT CARD-- 10.9%
Arran Master Trust,
   Ser 2000-B, Cl A
   1.300%, 03/15/07                    19,000          19,034
Chase USA Master Trust,
   Ser 2000-1, Cl A
   7.490%, 08/17/09                    26,000          26,348
Credipia,
   Private Placement 144A,
   Ser 2001-1A, Cl A
   1.660%, 12/28/07                    20,000          19,960
--------------------------------------------------------------------------------

                                       Face            Market
Description                        Amount (000)      Value (000)
--------------------------------------------------------------------------------
CREDIT CARD-- CONTINUED
Metris Master Trust,
   Ser 2002-3A, Cl A
   1.390%, 05/20/09                  $ 30,000        $ 29,897
Metris Master Trust ABS,
   Ser 1999-1, Cl A
   1.440%, 10/22/07                     9,250           9,238
Providian Gateway Master Trust ABS,
   Ser 2002-B, Cl A
   1.794%, 06/15/09                    11,050          11,084
Providian Master Trust,
   Private Placement 144A,
   Ser 2001-B, Cl A
   1.390%, 04/15/09                    15,000          15,034
Sears Credit Account Master Trust,
   Ser 2002-4, Cl A
   1.220%, 08/18/09                    22,480          22,514
Sears Credit Account Master Trust ABS,
   Ser 1999-1, Cl A
   5.650%, 03/17/09                     3,000           3,063
                                                 ------------
                                                      156,172
--------------------------------------------------------------------------------
EQUIPMENT -- 3.9%
Aircraft Certificate Owner Trust ABS,
   Private Placement 144A,
   Ser 2003-1A, Cl A
   2.860%, 09/20/22                     8,783           9,034
Aircraft Certificate Owner Trust ABS,
   Private Placement 144A,
   Ser 2003-1A, Cl B
   4.725%, 09/20/22                     4,350           4,577
Aircraft Certificate Owner Trust ABS,
   Private Placement 144A,
   Ser 2003-1A, Cl D
   6.455%, 09/20/22                    20,000          21,086
Bank of America Lease ABS,
   Ser 2002-A, Cl A4
   3.610%, 11/20/12                    10,200          10,532
CNH Equipment Trust,
   Ser 2002-A, Cl A4
   1.390%, 08/15/08                    10,000          10,032
                                                 ------------
                                                       55,261
--------------------------------------------------------------------------------
HOME EQUITY LOANS-- 22.9%
Ameriquest Mortgage Securities,
   Ser 2002-1, Cl AF5
   6.670%, 05/25/32                    10,000          10,196
Ameriquest Mortgage Securities,
   Ser 2003-5I, Cl A4I
   4.272%, 07/25/33                    10,000          10,184
Ameriquest Mortgage Securities,
   Ser 2003-5I, Cl A5I
   5.369%, 07/25/33                    11,550          11,543
Ameriquest Mortgage Securities,
   Ser 2003-9, Cl Af2
   3.220%, 10/25/33                    10,000          10,171
Centex Home Equity,
   Ser 2003-B, Cl AF4
   3.235%, 02/25/32                    12,000          11,565
--------------------------------------------------------------------------------

            PBHG FUNDS

 PBHG IRA CAPITAL PRESERVATION FUND


STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
HOME EQUITY LOANS-- CONTINUED
Countrywide Asset Backed Certificate,
   Ser 2003-5, Cl AF5
   5.739%, 02/25/34                   $25,934     $    27,080
EQCC Trust,
   Ser 2002-1, Cl 2A
   1.390%, 11/25/31                    16,297          16,340
Federal National Mortgage Association
   Whole Loan,
   Ser 2002-W12, Cl AF4
   4.241%, 02/25/33                    19,000          19,574
Federal Home Loan Mortgage
   Corporation ABS,
   Ser T-49, Cl AF3
   3.410%, 12/25/32                     5,805           5,824
Federal Home Loan Mortgage
   Corporation ABS,
   Ser T-49, Cl AF4
   4.160%, 12/25/32                    10,000          10,261
Federal Home Loan Mortgage Corporation
   Structured Pass Through ABS,
   Ser 2002-5, Cl AF4
   5.184%, 11/25/32                    17,658          18,460
Federal Home Loan Mortgage Corporation
   Structured Pass Through ABS,
   Ser T-44, Cl A1
   1.190%, 10/25/32                    18,357          18,331
Federal National Mortgage Association,
   Ser 2002-W2, Cl AF5
   6.000%, 06/25/32                    25,000          26,721
First Alliance Mortgage Loan Trust ABS,
   Ser 1997-3, Cl A2
   1.300%, 09/20/27                       843             843
Household Home Equity Loan Trust,
   Ser 2002-1, Cl A
   1.460%, 12/22/31                     2,905           2,912
Merrill Lynch Mortgage ABS,
   Ser 2003-OPT1, Cl A3
   1.450%, 07/25/34                    12,209          12,248
Option One Woodbridge Loan ABS,
   Private Placement 144A,
   Ser 2003-2, Cl A
   1.570%, 08/25/33                     7,593           7,625
Provident Bank Home Equity Loan ABS,
   Ser 1998-4, Cl A5
   6.210%, 12/25/24                       400             400
Residential Asset Mortgage Products ABS,
   Ser 2003-RS2, Cl AI3
   3.237%, 01/25/29                    10,900          10,994
Residential Asset Mortgage Products ABS,
   Ser 2003-RS4, Cl AI3
   2.742%, 11/25/28                    11,000          11,019
Residential Asset Mortgage Products ABS,
   Ser 2003-RS6, Cl AIIB
   1.420%, 07/25/33                    12,961          12,991
Residential Asset Mortgage Products,
   Ser 2002-RS6, Cl AI5
   5.650%, 11/25/32                     7,630           7,979
Residential Asset Mortgage Products,
   Ser 2003-RZ3, Cl A3
   2.140%, 02/25/30                     6,200           6,053
--------------------------------------------------------------------------------

                                       Face            Market
Description                        Amount (000)      Value (000)
--------------------------------------------------------------------------------
HOME EQUITY LOANS-- CONTINUED
Residential Asset Securities,
   Ser 2000-KS1, Cl AI4
   8.040%, 10/25/28                 $   9,501    $      9,741
Residential Asset Securities,
   Ser 2002-KS2, Cl AI5
   6.779%, 04/25/32                     8,000           8,688
Residential Asset Securities,
   Ser 2002-KS8, Cl A5
   5.690%, 12/25/32                     5,000           5,194
Residential Asset Securities,
   Ser 2003-KS2, Cl AI3
   2.660%, 11/25/28                     8,000           8,058
Terwin Mortgage Trust ABS,
   Ser 2003-2HE, Cl A
   1.540%, 07/25/34                    16,338          16,433
The Money Store Home Equity Trust,
   Ser 1998-A, Cl AF9
   6.400%, 04/15/39                    10,000          10,159
                                                 ------------
                                                      327,587
--------------------------------------------------------------------------------
INFRASTRUCTURE-- 0.3%
California Infrastructure SCE-1,
   Ser 1997-1, Cl A7
   6.420%, 12/26/09                     4,025           4,492
                                                 ------------
                                                        4,492
--------------------------------------------------------------------------------
MANUFACTURED HOUSING -- 0.7%
Lehman ABS Manufactured
   Housing Contract,
   Ser 2002-A, Cl A
   1.540%, 08/15/16                     9,874           9,831
                                                 ------------
                                                        9,831
--------------------------------------------------------------------------------
TAX LIEN-- 0.3%
New York City Tax Lien,
   Private Placement 144A,
   Ser 2001-AA, Cl A
   5.590%, 09/10/14                       397             416
New York City Tax Lien,
   Private Placement 144A,
   Ser 2002-AA, Cl A
   4.230%, 10/10/15                     4,110           4,151
                                                 ------------
                                                        4,567
--------------------------------------------------------------------------------
RECREATIONAL VEHICLES-- 0.8%
CIT RV Trust ABS,
   Ser 1997-A, Cl A7
   6.400%, 08/15/13                     5,000           5,336
Distribution Financial Services Trust,
   Ser 1999-1, Cl A6
   6.020%, 11/15/16                     2,500           2,602
Distribution Financial Services Trust,
   Ser 2001-1, Cl A5
   6.190%, 11/15/22                     3,000           3,280
                                                 ------------
                                                       11,218
                                                 ------------
TOTAL ASSET-BACKED SECURITIES (COST $619,226)         627,732
                                                 ------------
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                              PBHG IRA CAPITAL PRESERVATION FUND


                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2004

                                       Face            Market
Description                        Amount (000)      Value (000)
--------------------------------------------------------------------------------
PRINCIPAL ONLY CERTIFICATES (PO)-- 0.0%
Bank of America Mortgage Securities,
   Ser 2001-H, Cl A2
   0.000%, 12/25/31              $      220      $        214
Bank of America Mortgage Securities,
   Ser 2002-A, Cl A5
   0.000%, 02/25/32                      387              374
                                                 ------------
TOTAL PRINCIPAL ONLY CERTIFICATES (PO) (COST $451)        588
                                                 ------------
--------------------------------------------------------------------------------
INTEREST ONLY STRIPS (IO)-- 3.2%
Asset Securitization Corporation,
   Ser 1997-D4, Cl PS1
   1.270%, 04/14/29                    76,362**         3,236
Banc of America Commercial Mortgage,
   Ser 2001-1, Cl X
   1.080%, 04/15/36                    14,445**           817
Bank of America-First Union National
   Bank Commercial Mortgage,
   Ser 2001-3, Cl XC
   0.750%, 04/11/37                    12,601**           689
DLJ Commercial Mortgage,
   Private Placement 144A,
   Ser 2000-CKP1, Cl S
   1.070%, 10/10/10                   126,888**         6,822
Federal Home Loan
   Mortgage Corporation,
   Ser 2581, Cl HI
   5.000%, 02/15/17                       300**            45
Federal Home Loan
   Mortgage Corporation,
   Ser 2613, Cl IJ
   5.500%, 07/15/32                     3,323**         1,015
Federal Home Loan
   Mortgage Corporation,
   Ser 2630, Cl BI
   5.000%, 06/15/33                     3,148**           485
Federal National
   Mortgage Association,
   Ser 2003-72, Cl DI
   4.500%, 08/25/18                       358**            48
First Union National Bank
   Commercial Mortgage,
   Private Placement 144A,
   Ser 2001-C3, Cl X1
   0.540%, 08/15/33                   262,456**         8,910
GMAC Commercial Mortgage Securities,
   Private Placement 144A,
   Ser 2002-C2, Cl X1
   0.360%, 10/15/38                   255,564**        11,083
GMAC Commercial
   Mortgage Securities,
   Ser 2002-C1, Cl X1
   0.520%, 11/15/39                    77,337**         2,654
JPMorgan Chase,
   Ser 2001-CIB2, Cl X1
   0.560%, 04/15/35                    48,549**         1,940
Lehman Brothers Commercial
   Conduit Mortgage,
   Ser 1999-C1, Cl X
   0.670%, 06/15/31                    62,386**         1,758
--------------------------------------------------------------------------------

                                       Face            Market
Description                        Amount (000)      Value (000)
--------------------------------------------------------------------------------
INTEREST ONLY STRIPS (IO) -- CONTINUED
Lehman Brothers Commercial
   Conduit Mortgage,
   Ser 1999-C2, Cl X
   0.660%, 10/15/32                  $133,349**  $      3,896
Lehman Brothers-UBS
   Commercial Mortgage Trust,
   Ser 2002-C1, Cl XCL
   0.290%, 03/15/34                   130,442**         3,172
                                                 ------------
TOTAL INTEREST ONLY STRIPS (IO) (COST $43,518)         46,570
                                                 ------------
--------------------------------------------------------------------------------
CORPORATE BOND -- 15.7%
American Airlines
   3.857%, 07/09/10                    10,014          10,053
American Airlines,
   Ser 2002-1
   1.730%, 09/23/07                     8,782           8,792
America West Airlines,
   Private Placement 144A
   7.100%, 04/02/21                     8,703           9,593
America West Airlines,
   Ser 1999-1
   7.930%, 01/02/19                     2,408           2,727
Continental Airlines,
   Ser 2002-1, Cl G1
   1.570%, 08/15/11                    12,416          12,485
Continental Airlines,
   Ser 2002-1, Cl G2
   6.563%, 02/15/12                    14,200          15,532
Delta Air Lines, Ser 2002-1
   6.718%, 01/02/23                    19,082          20,560
General Electric Capital Corporation MTN
   5.375%, 03/15/07                    25,000          27,118
Gilroy Energy Center LLC,
   Private Placement 144A
   4.000%, 08/15/11                    18,987          19,202
Mashantucket Western Pequot Tribe,
   Private Placement 144A
   6.570%, 09/01/13                    14,145          16,249
Northwest Airlines,
   Ser 2000-1, Cl G
   8.072%, 04/01/21                     6,741           7,517
Northwest Airlines,
   Ser 2002-1, Cl G2
   6.264%, 11/20/21                    11,905          12,591
Oil International Limited,
   Private Placement 144A
   3.980%, 01/15/09                    24,036          24,536
Pemex Finance Limited MBIA
   7.330%, 05/15/12                    13,425          15,617
PF Export Receivables Master Trust,
   Private Placement 144A
   6.600%, 12/01/11                     7,000           7,845
TIAA Global Markets
   4.125%, 11/15/07                     4,200           4,421
TIAA Global Markets,
   Private Placement 144A
   2.750%, 01/13/06                    10,000          10,186
                                                 ------------
TOTAL CORPORATE BOND (COST $216,059)                  225,024
                                                 ------------
--------------------------------------------------------------------------------

            PBHG FUNDS

 PBHG IRA CAPITAL PRESERVATION FUND


STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004

                                       Face            Market
Description                        Amount (000)      Value (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY BONDS -- 1.0%
Federal Home Loan Mortgage
   Corporation MTN
   1.620%, 01/23/09                  $ 15,000    $     14,994
                                                 ------------
                                                       14,994
                                                 ------------
TOTAL U.S. GOVERNMENT BONDS (COST $15,000)             14,994
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 15.2%
Morgan Stanley
   1.02%, dated 03/31/04, to be
   repurchased on 04/01/04, repurchase
   price $72,204,190 (collateralized by
   U.S. Government Obligations: total
   market value $73,648,696)(A)(B)     72,202          72,202
UBS Warburg LLC
   1.06%, dated 03/31/04, to be
   repurchased on 04/01/04, repurchase
   price $59,076,221 (collateralized by
   U.S. Government Obligations: total
   market value $60,257,195)(A)(B)     59,074          59,074
UBS Warburg LLC
   1.06%, dated 03/31/04, to be
   repurchased on 04/01/04, repurchase
   price $86,394,182 (collateralized by
   U.S. Government Obligations: total
   market value $88,121,431)(A)        86,392          86,392
                                                 ------------
TOTAL REPURCHASE AGREEMENTS (COST $217,668)           217,668
                                                 ------------
TOTAL INVESTMENTS-- 119.6% (COST $1,689,610)        1,713,863
                                                 ------------
--------------------------------------------------------------------------------
WRAPPER AGREEMENTS -- (0.9)%
AIG Financial Products*+                               (1,181)
Bank of America*+                                      (4,688)
CDC Financial Products*+                               (4,758)
Security Life of Denver*+                                (253)
Royal Bank of Canada*+                                 (3,013)
                                                 ------------
TOTAL WRAPPER AGREEMENTS                              (13,893)
                                                 ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (18.7)%
Payable for Administration Fees                          (180)
Payable for Distribution Fees                              (2)
Payable for Investment Advisory Fees                     (721)
Payable for Investment Securities Purchased          (273,329)
Payable for Wrapper Fees                                 (767)
Other Assets and Liabilities, Net                       7,443
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET              (267,556)
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)                  1,427,934
Undistributed net investment income                     9,703
Accumulated net realized loss on investments           (2,045)
Unrealized appreciation on investments                 24,253
Unrealized depreciation on wrapper agreements         (27,431)
                                                 ------------
TOTAL NET ASSETS-- 100.0%                          $1,432,414
--------------------------------------------------------------------------------

Description                                          Value (000)
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($1,424,238,311/142,423,800 SHARES)                 $10.00
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($8,073,926/807,050 SHARES)                         $10.00
                                                 ------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($51,093/5,109 SHARES )                             $10.00
                                                 ------------
MAXIMUM OFFERING
   PRICE PER SHARE -- CLASS A
   ($10.00/98.00%)                                     $10.20
                                                 ------------
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C++
   ($50,925/5,093 SHARES )                             $10.00
                                                 ------------

* The Wrapper Agreements are designed to maintain the book value of a portion of the Fund's covered assets up to a specified maximum dollar amount upon the occurrence of certain specific events ("termination events"). Upon the occurrence of a termination event, the wrap provider will pay to the Fund the difference between the market value and the book value of the wrap if the market value is less than the book value. If the market value is greater than the book value of the wrap then the Fund will pay the wrap provider the difference. See Note 2.
**  Notional Amount
+   Fair-valued security.
++ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
144A -- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, these securities amounted to a value of $229,560,000 representing 16.0% of net assets.
(A)-- Tri-party repurchase agreement
(B) -- Approximately $131,276,626 of the total Repurchase Agreements value is held in a segregated account maintained for liquidity purposes pursuant to the Wrapper Agreement as disclosed in Note 2.
ABS -- Asset-Backed Security
Cl  -- Class
CMO -- Collateralized Mortgage Obligation
LLC -- Limited Liability Company
MBIA -- Municipal Bond Insurance Association
MTN -- Medium-Term Note
Plc -- Public Limited Company
Ser -- Series
STRIPS -- Separate Trading of Registered Interest and Principal Securities
TBA -- Securities traded under delayed delivery commitments settling after March 31, 2004. Income on these securities will not be earned until settle date.

Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

                                                         PBHG CASH RESERVES FUND


                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2004

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT -- 6.7%
Southtrust Bank NA
   1.040%, 06/15/04                    $1,000    $      1,000
Svenska Handels NY
   1.230%, 10/12/04                     1,600           1,600
Westdeutsche Lumdesbank
   1.320%, 01/27/05                     1,000           1,000
                                                 ------------
TOTAL CERTIFICATES OF DEPOSIT (COST $3,600)             3,600
                                                 ------------
--------------------------------------------------------------------------------
COMMERCIAL PAPER-- 59.3%
Archer-Daniels - Midland(B)
   1.146%, 04/06/04                     2,000           2,000
Cafco LLC(B)
   1.032%, 04/06/04                     1,000           1,000
CBA Finance(B)
   1.033%, 04/08/04                     1,500           1,500
Clipper Receivables(B)
   1.032%, 04/05/04                     1,000           1,000
Coca-Cola Enterprises(B)
   1.012%, 05/05/04                     1,200           1,199
CRC Funding LLC(B)
   1.042%, 04/01/04                     1,000           1,000
Danske
   1.050%, 04/16/04                     1,500           1,499
Diageo Capital Plc(B)
   1.027%, 04/26/04                     1,500           1,499
Dow Jones(B)
   1.022%, 06/17/04                     1,200           1,197
Edison Asset Securitization(B)
   1.022%, 05/03/04                     1,000             999
Fleet Funding(B)
   1.042%, 05/03/04                     1,000             999
Fortune Brands(B)
   1.033%, 06/10/04                     1,000             998
General Electric Capital(B)
   1.032%, 04/15/04                     1,800           1,799
International Lease Finance(B)
   1.022%, 05/14/04                     1,300           1,298
Metlife Funding(B)
   1.042%, 04/21/04                     1,200           1,199
Nationwide Building Society(B)
   1.037%, 05/17/04                     1,200           1,198
Nestle Capital(B)
   1.002%, 06/03/04                     1,000             998
New York Life Capital(B)
   1.021%, 04/06/04                     1,200           1,200
Old Line Funding(B)
   1.031%, 04/15/04                     1,200           1,200
Park Avenue Receivable(B)
   1.021%, 04/15/04                     1,000           1,000
Preferred Recievables Funding(B)
   1.021%, 05/03/04                     1,000             999
Toyota Motor Credit(B)
   1.033%, 06/16/04                     1,300           1,297
Westpac Capital(B)
   1.157%, 05/05/04                     1,600           1,598
Windmill Funding(B)
   1.032%, 05/19/04                     1,000             999
--------------------------------------------------------------------------------

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
COMMERCIAL PAPER-- CONTINUED
Yale University(B)
   1.033%, 05/13/04                    $1,300    $      1,299
Yorktown Capital(B)
   1.032%, 04/12/04                     1,000           1,000
                                                 ------------
TOTAL COMMERCIAL PAPER (COST $31,974)                  31,974
                                                 ------------
--------------------------------------------------------------------------------
U.S. GOVERNMENT BONDS -- 26.6%
Federal Home Loan Bank
   3.750%, 04/15/04                     1,000           1,001
   1.500%, 03/01/05                       700             700
   1.262%, 08/20/04 (B)                 1,500           1,493
   1.219%, 07/01/04 (B)                 2,300           2,293
   1.200%, 09/17/04 (B)                 1,000             994
Federal Home Loan Mortgage Corporation
   5.000%, 05/15/04                     1,000           1,005
   0.960%, 06/17/04 (B)                   500             499
   0.949%, 08/16/04 (B)                 3,500           3,484
Federal National Mortgage Association
   3.625%, 04/15/04                     1,550           1,551
   1.375%, 02/14/05                       800             800
   1.209%, 06/25/04 (B)                   500             499
                                                 ------------
                                                       14,319
                                                 ------------
TOTAL U.S. GOVERNMENT BONDS (COST $14,319)             14,319
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.6%
Goldman Tri-Party
   1.08%, dated 03/31/04, to be
   repurchased on 04/01/04, repurchase
   price $4,100,123 (collateralized by
   U.S. Government Obligations: total
   market value $4,182,000)(A)          4,100           4,100
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $4,100)                4,100
                                                 ------------
TOTAL INVESTMENTS-- 100.2% (COST $53,993)              53,993
                                                 ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.2)%
Payable for Administration Fees                            (7)
Payable for Investment Advisory Fees                      (14)
Other Assets and Liabilities, Net                         (67)
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                   (88)
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)                     53,914
Accumulated net realized loss on investments               (9)
                                                 ------------
TOTAL NET ASSETS-- 100.0%                         $    53,905
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($53,904,996/53,909,837 SHARES)                      $1.00
                                                 ------------

(A)-- Tri-party repurchase agreement
(B) -- Discount Note, rate reflected is the effective yield at the time of purchase.
LLC -- Limited Liability Company
Plc -- Public Limited Company
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

STATEMENTS OF OPERATIONS (000)
--------------------------------------------------------------------------------
For the Year Ended March 31, 2004


                                                     ----------------    ----------------    ----------------    ----------------

                                                           PBHG                                    PBHG                PBHG
                                                         EMERGING              PBHG                LARGE             LARGE CAP
                                                          GROWTH              GROWTH              CAP 20              GROWTH
                                                           FUND                FUND                FUND                FUND
                                                     ----------------    ----------------    ----------------    ----------------
                                                          4/1/03              4/1/03              4/1/03              4/1/03
                                                            to                  to                  to                  to
                                                          3/31/04             3/31/04             3/31/04             3/31/04
                                                     ----------------    ----------------    ----------------    ----------------

INVESTMENT INCOME:
     Dividends                                           $    278             $  1,816             $   408            $   926
     Interest                                                  91                  987                  97                 55
     Less: Foreign Taxes Withheld                              --                   (5)                (10)                (6)
                                                         --------             --------             -------            -------
       Total Investment Income                                369                2,798                 495                975
                                                         --------             --------             -------            -------
EXPENSES:
     Investment Advisory Fees                               3,162               11,039               1,949              1,456
     Administrative Fees                                      558                1,948                 344                291
     Distribution Fees
         Advisor Class                                         --                  100                  --                  1
         Class A                                               --                   --                  --                 --
         Class C                                               --                   --                  --                 --
     Transfer Agent Fees                                    1,115                3,757                 779                611
     Printing Fees                                            159                  594                 129                107
     Registration and Filing Fees                              74                   71                  37                 40
     Professional Fees                                         97                  323                  65                 54
     Website Fees                                              35                  118                  20                 17
     Custodian Fees                                            20                   55                  10                 10
     Directors' Fees                                           12                   43                   7                  6
     Line of Credit Fees                                        8                   41                   7                  8
     Miscellaneous Fees                                        11                   13                   9                  8
                                                         --------             --------             -------            -------
         TOTAL EXPENSES                                     5,251               18,102               3,356              2,609
                                                         --------             --------             -------            -------
     Waiver of Investment Advisory Fees                        --                  --                   --                 --
     Expense Reduction 1                                       (1)                  (8)                 (3)                (1)
     Expenses Borne by Adviser 2                              (42)                (135)                (25)               (21)
                                                         --------             --------             -------            -------
         Net Expenses                                       5,208               17,959               3,328              2,587
                                                         --------             --------             -------            -------
     NET INVESTMENT INCOME (LOSS)                          (4,839)             (15,161)             (2,833)            (1,612)
                                                         --------             --------             -------            -------
     Net Realized Gain from Security Transactions          95,375              223,102              31,915             14,813
     Net Realized Gain on Futures                              --                   --                  --                 --
     Net Change in Unrealized Appreciation
       on Investments                                      56,591              149,548              35,508             38,637
     Net Change in Unrealized Appreciation
       on Futures                                              --                   --                  --                 --
                                                         --------             --------             -------            -------
     NET REALIZED AND UNREALIZED GAIN
       ON INVESTMENTS                                     151,966              372,650              67,423             53,450
                                                         --------             --------             -------            -------
     INCREASE IN NET ASSETS RESULTING
       FROM OPERATIONS                                   $147,127             $357,489             $64,590            $51,838
                                                         ========             ========             =======            =======


                                                     ----------------   ----------------   ----------------   ----------------
                                                                              PBHG
                                                            PBHG            STRATEGIC            PBHG
                                                           SELECT             SMALL          DISCIPLINED            PBHG
                                                           GROWTH            COMPANY           EQUITY              FOCUSED
                                                            FUND              FUND              FUND                FUND
                                                     ----------------   ----------------   ----------------   ----------------
                                                           4/1/03            4/1/03            4/1/03              4/1/03
                                                             to                to                to                  to
                                                           3/31/04           3/31/04           3/31/04             3/31/04
                                                     ----------------   ----------------   ----------------   ----------------

INVESTMENT INCOME:
     Dividends                                            $   117           $   255            $ 1,179             $  362
     Interest                                                  95                32                 16                  8
     Less: Foreign Taxes Withheld                              (7)               --                 --                 (4)
                                                          -------           -------            -------             ------
       Total Investment Income                                205               287              1,195                366
                                                          -------           -------            -------             ------
EXPENSES:
     Investment Advisory Fees                               2,164               805                458                230
     Administrative Fees                                      382               121                 98                 41
     Distribution Fees
         Advisor Class                                         --                 3                 --                 --
         Class A                                               --                --                 --                 --
         Class C                                               --                --                 --                 --
     Transfer Agent Fees                                    1,008               218                159                 90
     Printing Fees                                            165                34                 26                 12
     Registration and Filing Fees                              32                43                 32                 26
     Professional Fees                                         70                22                 18                  8
     Website Fees                                              23                 7                  6                  2
     Custodian Fees                                            14                26                 11                  6
     Directors' Fees                                            8                 3                  2                  1
     Line of Credit Fees                                        6                 4                  4                  1
     Miscellaneous Fees                                        10                 6                  4                  2
                                                          -------           -------            -------             ------
         TOTAL EXPENSES                                     3,882             1,292                818                419
                                                          -------           -------            -------             ------
     Waiver of Investment Advisory Fees                        --               (77)                --                (10)
     Expense Reduction 1                                       (4)               --                 --                 --
     Expenses Borne by Adviser 2                              (27)               (9)                (7)                (3)
                                                          -------           -------            -------             ------
         Net Expenses                                       3,851             1,206                811                406
                                                          -------           -------            -------             ------
     NET INVESTMENT INCOME (LOSS)                          (3,646)             (919)               384                (40)
                                                          -------           -------            -------             ------
     Net Realized Gain from Security Transactions          54,225            15,694              8,861              6,158
     Net Realized Gain on Futures                              --                --                902                 --
     Net Change in Unrealized Appreciation
       on Investments                                      21,198            19,064              8,345              3,273
     Net Change in Unrealized Appreciation
       on Futures                                              --                --                121                 --
                                                          -------           -------            -------             ------
     NET REALIZED AND UNREALIZED GAIN
       ON INVESTMENTS                                      75,423            34,758             18,229              9,431
                                                          -------           -------            -------             ------
     INCREASE IN NET ASSETS RESULTING
       FROM OPERATIONS                                    $71,777           $33,839            $18,613             $9,391
                                                          =======           =======            =======             ======




                                                         ----------------


                                                               PBHG
                                                             LARGE CAP
                                                               FUND
                                                         ----------------
                                                              4/1/03
                                                                to
                                                              3/31/04
                                                         ----------------
INVESTMENT INCOME:
     Dividends                                                $ 7,233
     Interest                                                      57
     Less: Foreign Taxes Withheld                                 (39)
                                                              -------
       Total Investment Income                                  7,251
                                                              -------
EXPENSES:
     Investment Advisory Fees                                   1,859
     Administrative Fees                                          429
     Distribution Fees
         Advisor Class                                              2
         Class A                                                   --
         Class C                                                   --
     Transfer Agent Fees                                          803
     Printing Fees                                                153
     Registration and Filing Fees                                  52
     Professional Fees                                             79
     Website Fees                                                  26
     Custodian Fees                                                15
     Directors' Fees                                                9
     Line of Credit Fees                                            7
     Miscellaneous Fees                                            12
                                                              -------
         TOTAL EXPENSES                                         3,446
                                                              -------
     Waiver of Investment Advisory Fees                            --
     Expense Reduction 1                                           --
     Expenses Borne by Adviser 2                                  (28)
                                                              -------
         Net Expenses                                           3,418
                                                              -------
     NET INVESTMENT INCOME (LOSS)                               3,833
                                                              -------
     Net Realized Gain from Security Transactions              47,775
     Net Realized Gain on Futures                                  --
     Net Change in Unrealized Appreciation
       on Investments                                          19,146
     Net Change in Unrealized Appreciation
       on Futures                                                  --
                                                              -------
     NET REALIZED AND UNREALIZED GAIN
       ON INVESTMENTS                                          66,921
                                                              -------
     INCREASE IN NET ASSETS RESULTING
       FROM OPERATIONS                                        $70,754
                                                              =======


1.  All expense reductions are for transfer agent expenses.
    See Note 2 on page 111.

2.  See Note 12 on page 125.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                    94 & 95

PBHG FUNDS
STATEMENTS OF OPERATIONS (000)
--------------------------------------------------------------------------------
For the Year Ended March 31, 2004 (unless otherwise indicated)

                                                ----------------   ----------------   ----------------   ----------------
                                                                                            PBHG               PBHG
                                                      PBHG               PBHG              CLIPPER           SMALL CAP
                                                     MID-CAP           SMALL CAP            FOCUS              VALUE
                                                      FUND               FUND               FUND               FUND
                                                ----------------   ----------------   ----------------   ----------------
                                                     4/1/03             4/1/03             4/1/03            7/25/03*
                                                       to                 to                 to                 to
                                                     3/31/04            3/31/04            3/31/04            3/31/04
                                                ----------------   ----------------   ----------------   ----------------
INVESTMENT INCOME:
     Dividends                                      $  3,616            $   725            $ 17,314            $  154
     Interest                                            143                 41                 452                 6
     Crediting Rate Interest                              --                 --                  --                --
     Less: Foreign Taxes Withheld                        (22)                (1)                 --                (1)
                                                    --------            -------            --------            ------
       Total Investment Income                         3,737                765              17,766               159
                                                    --------            -------            --------            ------
EXPENSES:
     Investment Advisory Fees                          3,569              1,162               9,707               146
     Administrative Fees                                 630                174               1,456                22
     Distribution Fees
         Advisor Class                                    10                 --                  --                --
         Class A                                          --                 --                   1                --
         Class C                                          --                 --                   2               --
     Shareholder Servicing Fees-- Class C                 --                 --                   6                 1
     Transfer Agent Fees                               1,124                319               2,304                22
     Printing Fees                                       197                 49                 388                 9
     Professional Fees                                   118                 29                 287                12
     Registration and Filing Fees                         51                 38                 108                31
     Website Fees                                         38                 10                  87                 1
     Line of Credit Fees                                  18                  3                  48                 1
     Custodian Fees                                       17                 13                  29                 4
     Directors' Fees                                      12                  4                  34                 1
     Wrapper Fees 1                                       --                 --                  --                --
     Organizational Fees                                  --                 --                  --                 4
     Miscellaneous Fees                                   14                  6                  30                 2
                                                    --------            -------            --------            ------
         TOTAL EXPENSES                                5,798              1,807              14,487               256
                                                    --------            -------            --------            ------
     Waiver of Investment Advisory Fees                   --                (56)                 --               (33)
     Reimbursement of Other Expenses
      --by Adviser                                        --                 --                  --                --
     Expense Reduction 2                                  (1)                --                  (2)               --
     Expenses Borne by Adviser 3                         (51)               (12)               (123)               (3)
                                                    --------            -------            --------            ------
         Net Expenses                                  5,746              1,739              14,362               220
                                                    --------            -------            --------            ------
     NET INVESTMENT INCOME (LOSS)                     (2,009)              (974)              3,404               (61)
                                                    --------            -------            --------            ------
     Net Realized Gain from
       Security Transactions                          73,216             28,727               2,571               979
     Net Realized Gain on Foreign
       Currency Transactions                              --                 --                  --                --
     Net Change in Unrealized Appreciation
       on Investments                                 77,142             21,362             236,458             4,668
     Net Change in Unrealized Depreciation
       on Wrapper Agreements 1                            --                 --                  --                --
                                                    --------            -------            --------            ------
     NET REALIZED AND UNREALIZED
       GAIN ON INVESTMENTS AND
       WRAPPER AGREEMENTS                            150,358             50,089             239,029             5,647
                                                    --------            -------            --------            ------
     INCREASE IN NET ASSETS RESULTING
       FROM OPERATIONS                              $148,349            $49,115            $242,433            $5,586
                                                    ========            =======            ========            ======

                                               ----------------   ----------------   ------------------  ----------------
                                                                        PBHG                 PBHG               PBHG
                                                     PBHG           TECHNOLOGY &         INTERMEDIATE        IRA CAPITAL
                                                     REIT          COMMUNICATIONS        FIXED INCOME       PRESERVATION
                                                     FUND               FUND                 FUND               FUND
                                               ----------------   ----------------   ------------------  ----------------
                                                    4/1/03             4/1/03              7/31/03*            4/1/03
                                                      to                 to                   to                 to
                                                    3/31/04            3/31/04              3/31/04            3/31/04
                                               ----------------   ----------------   ------------------  ----------------
INVESTMENT INCOME:
     Dividends                                     $ 4,654             $    793               $ --             $    --
     Interest                                           21                  111                161              42,695
     Crediting Rate Interest                            --                   --                 --               9,776
     Less: Foreign Taxes Withheld                      (13)                 (35)                --                  --
                                                   -------             --------               ----             -------
       Total Investment Income                       4,662                  869                161              52,471
                                                   -------             --------               ----             -------
EXPENSES:
     Investment Advisory Fees                          949                2,928                 15               8,162
     Administrative Fees                               167                  517                  6               2,041
     Distribution Fees
         Advisor Class                                  41                   30                 --                  13
         Class A                                        --                   --                 --                  --
         Class C                                        --                   --                 --                  --
     Shareholder Servicing Fees-- Class C               --                   --                 --                  --
     Transfer Agent Fees                               206                1,774                 11               3,234
     Printing Fees                                      40                  276                  2                 517
     Professional Fees                                  32                  102                  4                 422
     Registration and Filing Fees                       39                   43                 32                 102
     Website Fees                                       10                   31                 --                 124
     Line of Credit Fees                                 6                   14                 --                  64
     Custodian Fees                                      6                   19                  5                  44
     Directors' Fees                                     4                   11                 --                  48
     Wrapper Fees 1                                     --                   --                 --               2,820
     Organizational Fees                                --                   --                  8                  --
     Miscellaneous Fees                                  5                   13                  9                  60
                                                   -------             --------               ----             -------
         TOTAL EXPENSES                              1,505                5,758                 92              17,651
                                                   -------             --------               ----             -------
     Waiver of Investment Advisory Fees                 --                   --                (15)             (3,883)
     Reimbursement of Other Expenses
      --by Adviser                                      --                   --                (43)                 --
     Expense Reduction 2                                (1)                  (2)                --                  (1)
     Expenses Borne by Adviser 3                       (14)                 (39)                (1)               (153)
                                                   -------             --------               ----             -------
         Net Expenses                                1,490                5,717                 33              13,614
                                                   -------             --------               ----             -------
     NET INVESTMENT INCOME (LOSS)                    3,172               (4,848)               128              38,857
                                                   -------             --------               ----             -------
     Net Realized Gain from
       Security Transactions                        10,518               69,822                153               5,082
     Net Realized Gain on Foreign
       Currency Transactions                            --                    1                 --                  --
     Net Change in Unrealized Appreciation
       on Investments                               32,792               59,949                 46              12,662
     Net Change in Unrealized Depreciation
       on Wrapper Agreements 1                          --                   --                 --             (12,340)
                                                   -------             --------               ----             -------
     NET REALIZED AND UNREALIZED
       GAIN ON INVESTMENTS AND
       WRAPPER AGREEMENTS                           43,310              129,772                199               5,404
                                                   -------             --------               ----             -------
     INCREASE IN NET ASSETS RESULTING
       FROM OPERATIONS                             $46,482             $124,924               $327             $44,261
                                                   =======             ========               ====             =======


                                                 ----------------
                                                       PBHG
                                                       CASH
                                                     RESERVES
                                                       FUND
                                                 ----------------
                                                      4/1/03
                                                        to
                                                      3/31/04
                                                 ----------------
INVESTMENT INCOME:
     Dividends                                          $ --
     Interest                                            873
     Crediting Rate Interest                              --
     Less: Foreign Taxes Withheld                         --
                                                        ----
       Total Investment Income                           873
                                                        ----
EXPENSES:
     Investment Advisory Fees                            219
     Administrative Fees                                 110
     Distribution Fees
         Advisor Class                                    --
         Class A                                          --
         Class C                                          --
     Shareholder Servicing Fees-- Class C                 --
     Transfer Agent Fees                                 202
     Printing Fees                                        32
     Professional Fees                                    24
     Registration and Filing Fees                         18
     Website Fees                                          7
     Line of Credit Fees                                  --
     Custodian Fees                                       13
     Directors' Fees                                       4
     Wrapper Fees 1                                       --
     Organizational Fees                                  --
     Miscellaneous Fees                                   16
                                                        ----
         TOTAL EXPENSES                                  645
                                                        ----
     Waiver of Investment Advisory Fees                   --
     Reimbursement of Other Expenses
      --by Adviser                                        --
     Expense Reduction 2                                  --
     Expenses Borne by Adviser 3                          (7)
                                                        ----
         Net Expenses                                    638
                                                        ----
     NET INVESTMENT INCOME (LOSS)                        235
                                                        ----
     Net Realized Gain from
       Security Transactions                              --
     Net Realized Gain on Foreign
       Currency Transactions                              --
     Net Change in Unrealized Appreciation
       on Investments                                     --
     Net Change in Unrealized Depreciation
       on Wrapper Agreements 1                            --
                                                        ----
     NET REALIZED AND UNREALIZED
       GAIN ON INVESTMENTS AND
       WRAPPER AGREEMENTS                                 --
                                                        ----
     INCREASE IN NET ASSETS RESULTING
       FROM OPERATIONS                                  $235
                                                        ====


* Commencement of Operations

1. See Note 2 on page 111.

2. All expense reductions are for transfer agent expenses. See Note 2 on page 111.

3. See Note 12 on page 125.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                    96 & 97

PBHG FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (000)
--------------------------------------------------------------------------------

                                                      --------------------------------          --------------------------------
                                                                   PBHG                                       PBHG
                                                           EMERGING GROWTH FUND                            GROWTH FUND
                                                      --------------------------------          --------------------------------
                                                        4/1/03             4/1/02                  4/1/03              4/1/02
                                                          to                 to                      to                  to
                                                        3/31/04            3/31/03                 3/31/04             3/31/03
                                                   ----------------    ----------------        ----------------   ----------------
INVESTMENT ACTIVITIES:
   Net Investment Loss                                 $ (4,839)          $  (3,640)             $  (15,161)         $  (16,183)
   Net Realized Gain (Loss) from
     Security Transactions                               95,375            (118,286)                223,102            (313,333)
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments                       56,591             (52,903)                149,548            (162,625)
                                                       --------           ---------              ----------          ----------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                          147,127            (174,829)                357,489            (492,141)
                                                       --------           ---------              ----------          ----------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                        266,453             181,247                 137,104             169,813
   Shares Issued upon the Reorganization
     of the Limited and
     New Opportunities Funds 1                           75,491                  --                      --                  --
   Shares Issued upon the Reorganization
     of the Core Growth Fund 1                               --                  --                  38,293                  --
   Shares Redeemed                                     (412,348)           (213,119)               (654,331)           (497,224)
                                                       --------           ---------              ----------          ----------
   Total PBHG Class Transactions                        (70,404)            (31,872)               (478,934)           (327,411)
                                                       --------           ---------              ----------          ----------
   Advisor Class
   Shares Issued                                             --                  --                   3,163               6,295
   Shares Redeemed                                           --                  --                  (6,763)             (9,918)
                                                       --------           ---------              ----------          ----------
   Total Advisor Class Transactions                          --                  --                  (3,600)             (3,623)
                                                       --------           ---------              ----------          ----------
   Class A 2
   Shares Issued                                             50                  --                      50                  --
                                                       --------           ---------              ----------          ----------
   Total Class A Transactions                                50                  --                      50                  --
                                                       --------           ---------              ----------          ----------
   Class C 2
   Shares Issued                                             50                  --                      50                  --
                                                       --------           ---------              ----------          ----------
   Total Class C Transactions                                50                  --                      50                  --
                                                       --------           ---------              ----------          ----------
   Increase (Decrease) in Net Assets Derived
     from Capital Share Transactions                    (70,304)            (31,872)               (482,434)           (331,034)
                                                       --------           ---------              ----------          ----------
   Total Increase (Decrease) in Net Assets               76,823            (206,701)               (124,945)           (823,175)
                                                       --------           ---------              ----------          ----------
NET ASSETS:
   Beginning of Year                                    201,460             408,161               1,152,506           1,975,681
                                                       --------           ---------              ----------          ----------
   End of Year                                         $278,283           $ 201,460              $1,027,561          $1,152,506
                                                       ========           =========              ==========          ==========


                                                   --------------------------------          --------------------------------
                                                                PBHG                                       PBHG
                                                          LARGE CAP 20 FUND                        LARGE CAP GROWTH FUND
                                                   --------------------------------          --------------------------------
                                                     4/1/03              4/1/02                  4/1/03             4/1/02
                                                       to                  to                      to                 to
                                                     3/31/04             3/31/03                 3/31/04            3/31/03
                                                ----------------    ----------------        ----------------   ----------------
INVESTMENT ACTIVITIES:
   Net Investment Loss                              $ (2,833)           $  (1,775)             $ (1,612)            $ (1,311)
   Net Realized Gain (Loss) from
     Security Transactions                            31,915              (72,426)               14,813              (52,612)
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments                    35,508               (4,436)               38,637               (4,750)
                                                    --------            ---------              --------             --------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                        64,590              (78,637)               51,838              (58,673)
                                                    --------            ---------              --------             --------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                      13,727               21,059                37,854               42,584
   Shares Issued upon the Reorganization
     of the Limited and
     New Opportunities Funds 1                            --                   --                    --                   --
   Shares Issued upon the Reorganization
     of the Core Growth Fund 1                            --                   --                    --                   --
   Shares Redeemed                                   (70,416)             (66,359)              (77,821)             (69,293)
                                                    --------            ---------              --------             --------
   Total PBHG Class Transactions                     (56,689)             (45,300)              (39,967)             (26,709)
                                                    --------            ---------              --------             --------
   Advisor Class
   Shares Issued                                          79                  165                    96                  523
   Shares Redeemed                                       (66)                (148)                 (174)                (125)
                                                    --------            ---------              --------             --------
   Total Advisor Class Transactions                       13                   17                   (78)                 398
                                                    --------            ---------              --------             --------
   Class A 2
   Shares Issued                                          50                   --                    70                   --
                                                    --------            ---------              --------             --------
   Total Class A Transactions                             50                   --                    70                   --
                                                    --------            ---------              --------             --------
   Class C 2
   Shares Issued                                          50                   --                    50                   --
                                                    --------            ---------              --------             --------
   Total Class C Transactions                             50                   --                    50                   --
                                                    --------            ---------              --------             --------
   Increase (Decrease) in Net Assets Derived
     from Capital Share Transactions                 (56,576)             (45,283)              (39,925)             (26,311)
                                                    --------            ---------              --------             --------
   Total Increase (Decrease) in Net Assets             8,014             (123,920)               11,913              (84,984)
                                                    --------            ---------              --------             --------
NET ASSETS:
   Beginning of Year                                 209,255              333,175               173,469              258,453
                                                    --------            ---------              --------             --------
   End of Year                                      $217,269            $ 209,255              $185,382             $173,469
                                                    ========            =========              ========             ========


                                                --------------------------------             --------------------------------
                                                              PBHG                                   PBHG STRATEGIC
                                                       SELECT GROWTH FUND                          SMALL COMPANY FUND
                                                --------------------------------             --------------------------------
                                                   4/1/03              4/1/02                 4/1/03                  4/1/02
                                                     to                  to                     to                      to
                                                   3/31/04             3/31/03                3/31/04                 3/31/03
                                               ---------------    ----------------       ----------------        ----------------
INVESTMENT ACTIVITIES:
   Net Investment Loss                             $ (3,646)          $  (2,864)              $   (919)              $   (737)
   Net Realized Gain (Loss) from
     Security Transactions                           54,225            (104,559)                15,694                (19,226)
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments                   21,198             (11,265)                19,064                (11,742)
                                                   --------           ---------               --------               --------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                       71,777            (118,688)                33,839                (31,705)
                                                   --------           ---------               --------               --------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                     13,821              23,389                 41,648                 38,297
   Shares Issued upon the Reorganization
     of the Limited and
     New Opportunities Funds 1                           --                  --                     --                     --
   Shares Issued upon the Reorganization
     of the Core Growth Fund 1                           --                  --                     --                     --
   Shares Redeemed                                  (79,683)            (92,708)               (63,030)               (35,121)
                                                   --------           ---------               --------               --------
   Total PBHG Class Transactions                    (65,862)            (69,319)               (21,382)                 3,176
                                                   --------           ---------               --------               --------
   Advisor Class
   Shares Issued                                         --                  --                  1,293                    535
   Shares Redeemed                                       --                  --                   (364)                    (2)
                                                   --------           ---------               --------               --------
   Total Advisor Class Transactions                      --                  --                    929                    533
                                                   --------           ---------               --------               --------
   Class A 2
   Shares Issued                                         50                  --                     57                     --
                                                   --------           ---------               --------               --------
   Total Class A Transactions                            50                  --                     57                     --
                                                   --------           ---------               --------               --------
   Class C 2
   Shares Issued                                         50                  --                     50                     --
                                                   --------           ---------               --------               --------
   Total Class C Transactions                            50                  --                     50                     --
                                                   --------           ---------               --------               --------
   Increase (Decrease) in Net Assets Derived
     from Capital Share Transactions                (65,762)            (69,319)               (20,346)                 3,709
                                                   --------           ---------               --------               --------
   Total Increase (Decrease) in Net Assets            6,015            (188,007)                13,493                (27,996)
                                                   --------           ---------               --------               --------
NET ASSETS:
   Beginning of Year                                225,127             413,134                 58,247                 86,243
                                                   --------           ---------               --------               --------
   End of Year                                     $231,142           $ 225,127               $ 71,740               $ 58,247
                                                   ========           =========               ========               ========


1. See Note 10 on page 124.

2. Class A and C shares commenced operations on September 30, 2003 for PBHG Emerging Growth, PBHG Growth, PBHG Large Cap 20, and PBHG Select Growth Funds. Class A and C shares commenced operations on July 31, 2003 for PBHG Large Cap Growth and PBHG Strategic Small Company Funds.

Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

                                    98 & 99

PBHG FUNDS

--------------------------------------------------------------------------------

                                                     --------------------------------     --------------------------------
                                                                  PBHG                                   PBHG
                                                          DISCIPLINED EQUITY FUND                    FOCUSED FUND
                                                     --------------------------------     --------------------------------
                                                         4/1/03           4/1/02                4/1/03           4/1/02
                                                           to               to                    to               to
                                                         3/31/04          3/31/03               3/31/04          3/31/03
                                                      ------------     ------------          ------------     ------------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                         $    384         $    418              $    (40)        $    (65)
   Net Realized Gain (Loss) from Security
     Transactions and Futures                              9,763          (20,768)                6,158           (6,905)
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments and Futures             8,466           (6,014)                3,273           (2,445)
                                                        --------         --------              --------         --------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                            18,613          (26,364)                9,391           (9,415)
                                                        --------         --------              --------         --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income
     PBHG Class                                             (317)            (524)                   --               --
     Advisor Class                                            --               --                    --               --
     Class A                                                  --               --                    --               --
     Class C                                                  --               --                    --               --
   Net Realized Gains from Security Transactions
     PBHG Class                                               --               --                    --               --
     Class A                                                  --               --                    --               --
     Class C                                                  --               --                    --               --
                                                        --------         --------              --------         --------
   Total Distributions                                      (317)            (524)                   --               --
                                                        --------         --------              --------         --------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                          15,395           16,901                 5,003           11,611
   Shares Issued upon Reinvestment of Distributions          305              513                    --               --
   Shares Redeemed                                       (22,296)         (38,158)              (11,097)         (13,578)
                                                        --------         --------              --------         --------
   Total PBHG Class Transactions                          (6,596)         (20,744)               (6,094)          (1,967)
                                                        --------         --------              --------         --------
   Advisor Class 2
   Shares Issued                                              --               --                    --               --
   Shares Issued upon Reinvestment of Distributions           --               --                    --               --
   Shares Redeemed                                            --               --                    --               --
                                                        --------         --------              --------         --------
   Total Advisor Class Transactions                           --               --                    --               --
                                                        --------         --------              --------         --------
   Class A 1
   Shares Issued                                              74               --                    50               --
   Shares Issued upon Reinvestment of Distributions           --               --                    --               --
   Shares Redeemed                                            --               --                    --               --
                                                        --------         --------              --------         --------
   Total Class A Transactions                                 74               --                    50               --
                                                        --------         --------              --------         --------
   Class C 1
   Shares Issued                                              71               --                    50               --
   Shares Issued upon Reinvestment of Distributions           --               --                    --               --
   Shares Redeemed                                            --               --                    --               --
                                                        --------         --------              --------         --------
   Total Class C Transactions                                 71               --                    50               --
                                                        --------         --------              --------         --------
   Increase (Decrease) in Net Assets Derived from
     Capital Share Transactions                           (6,451)         (20,744)               (5,994)          (1,967)
                                                        --------         --------              --------         --------
   Total Increase (Decrease) in Net Assets                11,845          (47,632)                3,397          (11,382)
                                                        --------         --------              --------         --------
NET ASSETS:
   Beginning of Year                                      53,983          101,615                23,293           34,675
                                                        --------         --------              --------         --------
   End of Year                                          $ 65,828         $ 53,983              $ 26,690         $ 23,293
                                                        ========         ========              ========         ========

                                                         --------------------------------         --------------------------------
                                                                       PBHG                                   PBHG
                                                                  LARGE CAP FUND                          MID-CAP FUND
                                                         --------------------------------         --------------------------------
                                                            4/1/03             4/1/02              4/1/03               4/1/02
                                                              to                 to                  to                   to
                                                            3/31/04            3/31/03             3/31/04              3/31/03
                                                         ------------       ------------        ------------         ------------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                             $   3,833          $   4,326           $  (2,009)         $  (1,144)
   Net Realized Gain (Loss) from Security
     Transactions and Futures                                  47,775           (114,068)             73,216            (43,925)
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments and Futures                 19,146            (22,847)             77,142            (52,527)
                                                            ---------          ---------           ---------          ---------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                                 70,754           (132,589)            148,349            (97,596)
                                                            ---------          ---------           ---------          ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income
     PBHG Class                                                (3,474)            (4,658)                 --                 --
     Advisor Class                                                 (8)                (2)                 --                 --
     Class A                                                       (1)                --                  --                 --
     Class C                                                       (1)                --                  --                 --
   Net Realized Gains from Security Transactions
     PBHG Class                                                    --                 --                  --                 --
     Class A                                                       --                 --                  --                 --
     Class C                                                       --                 --                  --                 --
                                                            ---------          ---------           ---------          ---------
   Total Distributions                                         (3,484)            (4,660)                 --                 --
                                                            ---------          ---------           ---------          ---------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                               37,413            129,629             208,588            109,969
   Shares Issued upon Reinvestment of Distributions             3,192              4,195                  --                 --
   Shares Redeemed                                           (177,011)          (236,876)           (191,070)          (189,452)
                                                            ---------          ---------           ---------          ---------
   Total PBHG Class Transactions                             (136,406)          (103,052)             17,518            (79,483)
                                                            ---------          ---------           ---------          ---------
   Advisor Class 2
   Shares Issued                                                  742                596               4,681              1,830
   Shares Issued upon Reinvestment of Distributions                 8                  2                  --                 --
   Shares Redeemed                                               (615)              (288)             (1,157)              (201)
                                                            ---------          ---------           ---------          ---------
   Total Advisor Class Transactions                               135                310               3,524              1,629
                                                            ---------          ---------           ---------          ---------
   Class A 1
   Shares Issued                                                   50                 --                 173                 --
   Shares Issued upon Reinvestment of Distributions                 1                 --                  --                 --
   Shares Redeemed                                                 --                 --                  --                 --
                                                            ---------          ---------           ---------          ---------
   Total Class A Transactions                                      51                 --                 173                 --
                                                            ---------          ---------           ---------          ---------
   Class C 1
   Shares Issued                                                   50                 --                  78                 --
   Shares Issued upon Reinvestment of Distributions                 1                 --                  --                 --
   Shares Redeemed                                                 --                 --                  --                 --
                                                            ---------          ---------           ---------          ---------
   Total Class C Transactions                                      51                 --                  78                 --
                                                            ---------          ---------           ---------          ---------
   Increase (Decrease) in Net Assets Derived from
     Capital Share Transactions                              (136,169)          (102,742)             21,293            (77,854)
                                                            ---------          ---------           ---------          ---------
   Total Increase (Decrease) in Net Assets                    (68,899)          (239,991)            169,642           (175,450)
                                                            ---------          ---------           ---------          ---------
NET ASSETS:
   Beginning of Year                                          284,440            524,431             289,664            465,114
                                                            ---------          ---------           ---------          ---------
   End of Year                                              $ 215,541          $ 284,440           $ 459,306          $ 289,664
                                                            =========          =========           =========          =========

                                                       --------------------------------        --------------------------------
                                                                     PBHG                                    PBHG
                                                                SMALL CAP FUND                        CLIPPER FOCUS FUND
                                                       --------------------------------        --------------------------------
                                                           4/1/03              4/1/02             4/1/03               4/1/02
                                                             to                  to                 to                   to
                                                           3/31/04             3/31/03            3/31/04              3/31/03
                                                        ------------        ------------       ------------         ------------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                            $   (974)          $  (1,375)         $    3,404             $  6,347
   Net Realized Gain (Loss) from Security
     Transactions and Futures                                28,727             (49,707)              2,571                1,483
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments and Futures               21,362             (37,607)            236,458             (213,052)
                                                           --------           ---------          ----------             --------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                               49,115             (88,689)            242,433             (205,222)
                                                           --------           ---------          ----------             --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income
     PBHG Class                                                  --                  --              (4,107)              (6,548)
     Advisor Class                                               --                  --                  (1)                  --
     Class A                                                     --                  --                  (2)                  --
     Class C                                                     --                  --                  (3)                  --
   Net Realized Gains from Security Transactions
     PBHG Class                                                  --                  --              (1,160)             (10,728)
     Class A                                                     --                  --                  (1)                  --
     Class C                                                     --                  --                  (1)                  --
                                                           --------           ---------          ----------             --------
   Total Distributions                                           --                  --              (5,275)             (17,276)
                                                           --------           ---------          ----------             --------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                             24,564              35,918             580,556              784,572
   Shares Issued upon Reinvestment of Distributions              --                  --               4,953               16,574
   Shares Redeemed                                          (73,595)           (137,863)           (342,001)            (552,875)
                                                           --------           ---------          ----------             --------
   Total PBHG Class Transactions                            (49,031)           (101,945)            243,508              248,271
                                                           --------           ---------          ----------             --------
   Advisor Class 2
   Shares Issued                                              1,300                  38                 704                   --
   Shares Issued upon Reinvestment of Distributions              --                  --                   1                   --
   Shares Redeemed                                           (1,432)               (113)                (14)                  --
                                                           --------           ---------          ----------             --------
   Total Advisor Class Transactions                            (132)                (75)                691                   --
                                                           --------           ---------          ----------             --------
   Class A 1
   Shares Issued                                                 50                  --               2,687                   --
   Shares Issued upon Reinvestment of Distributions              --                  --                   3                   --
   Shares Redeemed                                               --                  --                (101)                  --
                                                           --------           ---------          ----------             --------
   Total Class A Transactions                                    50                  --               2,589                   --
                                                           --------           ---------          ----------             --------
   Class C 1
   Shares Issued                                                 50                  --               3,166                   --
   Shares Issued upon Reinvestment of Distributions              --                  --                   4                   --
   Shares Redeemed                                               --                  --                 (58)                  --
                                                           --------           ---------          ----------             --------
   Total Class C Transactions                                    50                  --               3,112                   --
                                                           --------           ---------          ----------             --------
   Increase (Decrease) in Net Assets Derived from
     Capital Share Transactions                             (49,063)           (102,020)            249,900              248,271
                                                           --------           ---------          ----------             --------
   Total Increase (Decrease) in Net Assets                       52            (190,709)            487,058               25,773
                                                           --------           ---------          ----------             --------
NET ASSETS:
   Beginning of Year                                        102,662             293,371             647,508              621,735
                                                           --------           ---------          ----------             --------
   End of Year                                             $102,714           $ 102,662          $1,134,566             $647,508
                                                           ========           =========          ==========             ========


1. Class A and C shares commenced operations on September 30, 2003 for PBHG Focused, PBHG Large Cap, and PBHG Small Cap Funds. Class A and C shares commenced operations on July 31, 2003 for PBHG Disciplined Equity, PBHG Mid-Cap, and PBHG Clipper Focus Funds.

2. The PBHG Clipper Focus Fund Advisor Class shares commenced operations on June 30, 2003.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


                                   100 & 101

PBHG FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (000) -- Concluded
--------------------------------------------------------------------------------

                                                     --------------------------------      --------------------------------
                                                                  PBHG                                   PBHG
                                                          SMALL CAP VALUE FUND                         REIT FUND
                                                     --------------------------------      --------------------------------
                                                                7/25/03*                      4/1/03              4/1/02
                                                                    to                          to                  to
                                                                 3/31/04                      3/31/04             3/31/03
                                                            ----------------             ----------------     ----------------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                              $        (61)                 $     3,172         $      3,154
   Net Realized Gain (Loss) from
     Security Transactions                                            979                       10,518                  333
   Net Realized Gain (Loss) on
     Foreign Currency Transactions                                     --                           --                   --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments,
     Foreign Currency Transactions,
     and Wrapper Agreements                                         4,668                       32,792              (10,863)
                                                             ------------                  -----------         ------------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                                      5,586                       46,482               (7,376)
                                                             ------------                  -----------         ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income
     PBHG Class                                                        --                       (3,470)              (2,874)
     Advisor Class                                                     --                         (515)                (581)
     Class A                                                           --                           (1)                  --
     Class C                                                           --                           (1)                  --
   Return of Capital
     PBHG Class                                                        --                         (436)                (220)
     Advisor Class                                                     --                          (77)                 (44)
   Net Realized Gains from Security Transactions
     PBHG Class                                                      (196)                      (1,267)              (5,398)
     Advisor Class                                                     --                         (198)              (1,157)
     Class A                                                           (1)                          (1)                  --
     Class C                                                           (1)                          (1)                  --
                                                             ------------                  -----------         ------------
   Total Distributions                                               (198)                      (5,967)             (10,274)
                                                             ------------                  -----------         ------------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                                    6,543                       54,751               60,229
   Shares issued upon the Acquisition of the
     TS&W Small Cap Value Fund LLC 1                               17,357                           --                   --
   Shares Issued in Connection with the
     Reorganization of the PBHG Global Technology &
     Communications Fund 2                                             --                           --                   --
   Shares Issued upon Reinvestment of  Distributions                  195                        3,199                4,517
   Redemption Fees                                                     --                           --                   --
   Shares Redeemed                                                 (3,871)                     (28,527)             (56,763)
                                                             ------------                  -----------         ------------
   Total PBHG Class Transactions                                   20,224                       29,423                7,983
                                                             ------------                  -----------         ------------
   Advisor Class
   Shares Issued                                                      166                        1,996                1,033
   Shares Issued upon Reinvestment of  Distributions                    1                          631                1,410
   Redemption Fees                                                     --                           --                   --
   Shares Redeemed                                                     --                       (5,515)              (4,576)
                                                             ------------                  -----------         ------------
   Total Advisor Class Transactions                                   167                       (2,888)              (2,133)
                                                             ------------                  -----------         ------------
   Class A 3
   Shares Issued                                                      124                           50                   --
   Shares Issued upon Reinvestment of  Distributions                    1                            2                   --
                                                             ------------                  -----------         ------------
   Total Class A Transactions                                         125                           52                   --
                                                             ------------                  -----------         ------------
   Class C 3
   Shares Issued                                                       --                          140                   --
   Shares Issued upon Reinvestment of Distributions                    --                            2                   --
                                                             ------------                  -----------         ------------
   Total Class C Transactions                                          --                          142                   --
                                                             ------------                  -----------         ------------
   Increase (Decrease) in Net Assets Derived from
     Capital Share Transactions                                    20,516                       26,729                5,850
                                                             ------------                  -----------         ------------
   Total Increase (Decrease) in Net Assets                         25,904                       67,244              (11,800)
                                                             ------------                  -----------         ------------
NET ASSETS:
   Beginning of Period                                                 --                       84,617               96,417
                                                             ------------                  -----------         ------------
   End of Period                                             $     25,904                  $   151,861         $     84,617
                                                             ============                  ===========         ============


                                                         --------------------------------      -------------------------------
                                                                 PBHG TECHNOLOGY &                    PBHG INTERMEDIATE
                                                                 COMMUNICATIONS FUND                  FIXED INCOME FUND
                                                         --------------------------------      -------------------------------
                                                           4/1/03                 4/1/02                 7/31/03*
                                                             to                     to                      to
                                                           3/31/04                3/31/03                 3/31/04
                                                      ----------------       ----------------         ----------------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                           $   (4,848)            $  (4,627)             $     128
   Net Realized Gain (Loss) from
     Security Transactions                                    69,822              (354,056)                   153
   Net Realized Gain (Loss) on
     Foreign Currency Transactions                                 1                    (1)                    --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments,
     Foreign Currency Transactions,
     and Wrapper Agreements                                   59,949                71,099                     46
                                                          ----------             ---------              ---------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                               124,924              (287,585)                   327
                                                          ----------             ---------              ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income
     PBHG Class                                                   --                    --                   (127)
     Advisor Class                                                --                    --                     --
     Class A                                                      --                    --                     (1)
     Class C                                                      --                    --                     (1)
   Return of Capital
     PBHG Class                                                   --                    --                     --
     Advisor Class                                                --                    --                     --
   Net Realized Gains from Security Transactions
     PBHG Class                                                   --                    --                    (47)
     Advisor Class                                                --                    --                     --
     Class A                                                      --                    --                     --
     Class C                                                      --                    --                     (1)
                                                          ----------             ---------              ---------
   Total Distributions                                            --                    --                   (177)
                                                          ----------             ---------              ---------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                              76,983                84,089                  6,985
   Shares issued upon the Acquisition of the
     TS&W Small Cap Value Fund LLC 1                              --                    --                     --
   Shares Issued in Connection with the
     Reorganization of the PBHG Global Technology &
     Communications Fund 2                                        --                15,955                     --
   Shares Issued upon Reinvestment of  Distributions              --                    --                    173
   Redemption Fees                                                --                    --                     --
   Shares Redeemed                                          (146,228)             (137,089)                  (928)
                                                          ----------             ---------              ---------
   Total PBHG Class Transactions                             (69,245)              (37,045)                 6,230
                                                          ----------             ---------              ---------
   Advisor Class
   Shares Issued                                               5,548                 4,020                     --
   Shares Issued upon Reinvestment of  Distributions              --                    --                     --
   Redemption Fees                                                --                    --                     --
   Shares Redeemed                                            (2,331)               (1,240)                    --
                                                          ----------             ---------              ---------
   Total Advisor Class Transactions                            3,217                 2,780                     --
                                                          ----------             ---------              ---------
   Class A 3
   Shares Issued                                                  50                    --                     50
   Shares Issued upon Reinvestment of  Distributions              --                    --                      1
                                                          ----------             ---------              ---------
   Total Class A Transactions                                     50                    --                     51
                                                          ----------             ---------              ---------
   Class C 3
   Shares Issued                                                  50                    --                     63
   Shares Issued upon Reinvestment of Distributions               --                    --                      2
                                                          ----------             ---------              ---------
   Total Class C Transactions                                     50                    --                     65
                                                          ----------             ---------              ---------
   Increase (Decrease) in Net Assets Derived from
     Capital Share Transactions                              (65,928)              (34,265)                 6,346
                                                          ----------             ---------              ---------
   Total Increase (Decrease) in Net Assets                    58,996              (321,850)                 6,496
                                                          ----------             ---------              ---------
NET ASSETS:
   Beginning of Period                                       269,529               591,379                     --
                                                          ----------             ---------              ---------
   End of Period                                          $  328,525             $ 269,529              $   6,496
                                                          ==========             =========              =========


                                                       --------------------------------           --------------------------------
                                                               PBHG IRA CAPITAL                                PBHG
                                                              PRESERVATION FUND                         CASH RESERVES FUND
                                                       --------------------------------           --------------------------------
                                                        4/1/03                4/1/02                4/1/03               4/1/02
                                                          to                    to                    to                   to
                                                        3/31/04               3/31/03               3/31/04              3/31/03
                                                     -------------       ----------------     ----------------      ----------------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                        $   38,857            $   32,395           $      235           $      981
   Net Realized Gain (Loss) from
     Security Transactions                                  5,082                 7,963                   --                   --
   Net Realized Gain (Loss) on
     Foreign Currency Transactions                             --                    --                   --                   --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments,
     Foreign Currency Transactions,
     and Wrapper Agreements                                   322                (2,809)                  --                   --
                                                       ----------            ----------           ----------           ----------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                             44,261                37,549                  235                  981
                                                       ----------            ----------           ----------           ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income
     PBHG Class                                           (38,939)              (37,725)                (235)                (983)
     Advisor Class                                           (138)                  (17)                  --                   --
     Class A                                                   (1)                   --                   --                   --
     Class C                                                   (1)                   --                   --                   --
   Return of Capital
     PBHG Class                                            (5,997)                   --                   --                   --
     Advisor Class                                            (22)                   --                   --                   --
   Net Realized Gains from Security Transactions
     PBHG Class                                                --                    --                   --                   --
     Advisor Class                                             --                    --                   --                   --
     Class A                                                   --                    --                   --                   --
     Class C                                                   --                    --                   --                   --
                                                       ----------            ----------           ----------           ----------
   Total Distributions                                    (45,098)              (37,742)                (235)                (983)
                                                       ----------            ----------           ----------           ----------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                          552,901               699,429               62,725              115,411
   Shares issued upon the Acquisition of the
     TS&W Small Cap Value Fund LLC 1                           --                    --                   --                   --
   Shares Issued in Connection with the
     Reorganization of the PBHG Global Technology &
     Communications Fund 2                                     --                    --                   --                   --
   Shares Issued upon Reinvestment of  Distributions       43,733                37,394                  214                  942
   Redemption Fees                                            790                   243                   --                   --
   Shares Redeemed                                       (365,326)              (61,906)            (103,493)            (129,405)
                                                       ----------            ----------           ----------           ----------
   Total PBHG Class Transactions                          232,098               675,160              (40,554)             (13,052)
                                                       ----------            ----------           ----------           ----------
   Advisor Class
   Shares Issued                                            6,539                 2,245                   --                   --
   Shares Issued upon Reinvestment of  Distributions          151                    17                   --                   --
   Redemption Fees                                              6                    --                   --                   --
   Shares Redeemed                                           (748)                 (130)                  --                   --
                                                       ----------            ----------           ----------           ----------
   Total Advisor Class Transactions                         5,948                 2,132                   --                   --
                                                       ----------            ----------           ----------           ----------
   Class A 3
   Shares Issued                                               50                    --                   --                   --
   Shares Issued upon Reinvestment of  Distributions            1                    --                   --                   --
                                                       ----------            ----------           ----------           ----------
   Total Class A Transactions                                  51                    --                   --                   --
                                                       ----------            ----------           ----------           ----------
   Class C 3
   Shares Issued                                               50                    --                   --                   --
   Shares Issued upon Reinvestment of Distributions             1                    --                   --                   --
                                                       ----------            ----------           ----------           ----------
   Total Class C Transactions                                  51                    --                   --                   --
                                                       ----------            ----------           ----------           ----------
   Increase (Decrease) in Net Assets Derived from
     Capital Share Transactions                           238,148               677,292              (40,554)             (13,052)
                                                       ----------            ----------           ----------           ----------
   Total Increase (Decrease) in Net Assets                237,311               677,099              (40,554)             (13,054)
                                                       ----------            ----------           ----------           ----------
NET ASSETS:
   Beginning of Period                                  1,195,103               518,004               94,459              107,513
                                                       ----------            ----------           ----------           ----------
   End of Period                                       $1,432,414            $1,195,103           $   53,905           $   94,459
                                                       ==========            ==========           ==========           ==========

* Commencement of Operations

1.  See Note 1 on page 111.

2.  See Note 10 on page 124.

3. Class A and C shares commenced operations on September 30, 2003 for PBHG REIT and PBHG Technology & Communications Funds. Class A and C shares commenced operations on July 31, 2003 for PBHG Small Cap Value, PBHG Intermediate Fixed, and PBHG IRA Capital Preservation Funds.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


                                   102 & 103

PBHG FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period
For the Years or Periods Ended March 31, (unless otherwise noted)


                         Net                         Realized and
                        Asset                         Unrealized                            Distributions          Distributions
                        Value            Net           Gains or              Total            from Net                 from
                      Beginning      Investment        (Losses)              from            Investment               Capital
                      of Period         Loss         on Securities        Operations           Income                  Gains
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PBHG EMERGING GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                   $7.94       $(0.16) 1         $ 4.88               $  4.72             --                       --
  2003                   14.23        (0.14)            (6.15)                (6.29)            --                       --
  2002                   15.96        (0.17) 1          (1.56)                (1.73)            --                       --
  2001                   40.00        (0.10) 1         (21.81)               (21.91)            --                   $(2.13)
  2000                   20.61        (0.21) 1          20.76                 20.55             --                    (1.16)

  CLASS A
  2004 ++               $12.03       $(0.10) 1         $ 0.70               $  0.60             --                       --

  CLASS C
  2004 ++               $12.03       $(0.15) 1         $ 0.71               $  0.56             --                       --

----------------------------------------------------------------------------------------------------------------------------------
PBHG GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                  $13.90       $(0.20) 1         $ 4.64               $  4.44             --                       --
  2003                   18.94        (0.17) 1          (4.87)                (5.04)            --                       --
  2002                   21.74        (0.20) 1          (2.60)                (2.80)            --                       --
  2001                   58.73        (0.20) 1         (30.53)               (30.73)            --                   $(6.26)
  2000                   24.51        (0.33) 1          36.14                 35.81             --                    (1.59)

  ADVISOR CLASS
  2004                  $13.66       $(0.24) 1         $ 4.56               $  4.32             --                       --
  2003                   18.66        (0.21) 1          (4.79)                (5.00)            --                       --
  2002                   21.46        (0.26) 1          (2.54)                (2.80)            --                       --
  2001                   58.19        (0.30) 1         (30.17)               (30.47)            --                   $(6.26)
  2000                   24.35        (0.42) 1          35.85                 35.43             --                    (1.59)

  CLASS A
  2004 ++               $16.68       $(0.13) 1         $ 1.77               $  1.64             --                       --

  CLASS C
  2004 ++               $16.68       $(0.20) 1         $ 1.77               $  1.57             --                       --

----------------------------------------------------------------------------------------------------------------------------------
PBHG LARGE CAP 20 FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                  $11.35       $(0.17) 1         $ 3.94               $  3.77             --                       --
  2003                   15.15        (0.09) 1          (3.71)                (3.80)            --                       --
  2002                   17.81        (0.11) 1          (2.55)                (2.66)            --                       --
  2001                   44.34        (0.12) 1         (22.04)               (22.16)            --                   $(4.37)
  2000                   24.10        (0.25) 1          26.26                 26.01             --                    (5.77)

  ADVISOR CLASS
  2004                  $11.30       $(0.21) 1         $ 3.92               $  3.71             --                       --
  2003                   15.10        (0.12) 1          (3.68)                (3.80)            --                       --
  2002                   17.80        (0.16) 1          (2.54)                (2.70)            --                       --
  2001 2                 25.20        (0.02) 1          (7.38)                (7.40)            --                       --

  CLASS A
  2004 ++               $13.31       $(0.12) 1         $ 1.91               $  1.79             --                       --

  CLASS C
  2004 ++               $13.31       $(0.17) 1         $ 1.91               $  1.74             --                       --



                                            Net                             Net                                Ratio of Net
                                           Asset                          Assets             Ratio             Investment
                                           Value                            End           of Expenses             Loss
                          Total             End           Total          of Period        to Average           to Average
                      Distributions      of Period       Return            (000)          Net Assets           Net Assets
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
PBHG EMERGING GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                      --            $12.66         59.45%          $  278,178         1.40%                (1.30)%
  2003                      --              7.94        (44.20)%            201,460         1.55%                (1.44)%
  2002                      --             14.23        (10.84)%            408,161         1.39%                (1.06)%
  2001                  $(2.13)            15.96        (56.95)%            538,294         1.26%                (0.33)%
  2000                   (1.16)            40.00        101.33%           1,336,938         1.24%                (0.76)%

  CLASS A
  2004 ++                   --            $12.63          4.99%+         $       53         1.62%*               (1.57)%*

  CLASS C
  2004 ++                   --            $12.59          4.66%+         $       52         2.37%*               (2.32)%*

---------------------------------------------------------------------------------------------------------------------------------
PBHG GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                      --            $18.34         31.94%          $  986,917         1.38%                (1.16)%
  2003                      --             13.90        (26.61)%          1,118,887         1.42%                (1.12)%
  2002                      --             18.94        (12.88)%          1,925,422         1.33%                (0.95)%
  2001                  $(6.26)            21.74        (56.57)%          2,883,036         1.25%                (0.46)%
  2000                   (1.59)            58.73        148.57%           6,465,234         1.23%                (0.90)%

  ADVISOR CLASS
  2004                      --            $17.98         31.63%          $   40,534         1.63%                (1.42)%
  2003                      --             13.66        (26.80)%             33,619         1.67%                (1.37)%
  2002                      --             18.66        (13.05)%             50,259         1.58%                (1.20)%
  2001                  $(6.26)            21.46        (56.65)%             69,469         1.50%                (0.71)%
  2000                   (1.59)            58.19        147.98%             143,937         1.48%                (1.15)%

  CLASS A
  2004 ++                   --            $18.32          9.83%+         $      55          1.61%*               (1.42)%*

  CLASS C
  2004 ++                   --            $18.25          9.41%+         $      55          2.36%*               (2.17)%*

---------------------------------------------------------------------------------------------------------------------------------
PBHG LARGE CAP 20 FUND
---------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                      --            $15.12         33.22%          $  217,059         1.46%                (1.24)%
  2003                      --             11.35        (25.08)%            209,192         1.48%                (0.74)%
  2002                      --             15.15        (14.94)%            333,115         1.36%                (0.66)%
  2001                  $(4.37)            17.81        (53.84)%            501,921         1.23%                (0.34)%
  2000                   (5.77)            44.34        117.88%           1,083,460         1.23%                (0.82)%

  ADVISOR CLASS
  2004                      --            $15.01         32.83%          $       96         1.71%                (1.50)%
  2003                      --             11.30        (25.17)%                 63         1.73%                (1.00)%
  2002                      --             15.10        (15.17)%                 60         1.61%                (0.91)%
  2001 2                    --             17.80        (29.37)%+                71         1.54%*               (0.40)%*

  CLASS A
  2004 ++                   --            $15.10         13.45%+         $       57         1.70%*               (1.56)%*

  CLASS C
  2004 ++                   --            $15.05         13.07%+         $       57         2.45%*               (2.31)%*


                              Ratio               Ratio of Net
                           of Expenses           Investment Loss
                           to Average              to Average
                           Net Assets              Net Assets
                           (Excluding              (Excluding
                            Waivers,                Waivers,
                            Expenses                Expenses
                            Borne by                Borne by
                             Adviser               Adviser and       Portfolio
                           and Expense               Expense         Turnover
                          Reduction)^^^           Reduction)^^^        Rate
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PBHG EMERGING GROWTH FUND
--------------------------------------------------------------------------------
  PBHG CLASS
  2004                        1.41%                  (1.31)%            96.38%
  2003                        1.55%                  (1.44)%           218.32%
  2002                        1.39%                  (1.07)%           150.95%
  2001                        1.26%                  (0.33)%            89.91%
  2000                        1.24%                  (0.76)%           141.81%

  CLASS A
  2004 ++                     1.63%*                 (1.58)%*           96.38%+

  CLASS C
  2004 ++                     2.38%*                 (2.33)%*           96.38%+

--------------------------------------------------------------------------------
PBHG GROWTH FUND
--------------------------------------------------------------------------------
  PBHG CLASS
  2004                        1.39%                  (1.17)%           163.61%
  2003                        1.42%                  (1.12)%           167.87%
  2002                        1.33%                  (0.96)%           170.67%
  2001                        1.25%                  (0.46)%           104.48%
  2000                        1.23%                  (0.90)%           107.73%

  ADVISOR CLASS
  2004                        1.64%                  (1.43)%           163.61%
  2003                        1.67%                  (1.37)%           167.87%
  2002                        1.58%                  (1.22)%           170.67%
  2001                        1.50%                  (0.71)%           104.48%
  2000                        1.48%                  (1.15)%           107.73%

  CLASS A
  2004 ++                     1.62%*                 (1.43)%*          163.61%+

  CLASS C
  2004 ++                     2.37%*                 (2.18)%*          163.61%+

--------------------------------------------------------------------------------
PBHG LARGE CAP 20 FUND
--------------------------------------------------------------------------------
  PBHG CLASS
  2004                        1.47%                  (1.25)%            73.65%
  2003                        1.48%                  (0.74)%           156.30%
  2002                        1.36%                  (0.67)%           152.53%
  2001                        1.23%                  (0.34)%           142.46%
  2000                        1.23%                  (0.82)%           147.35%

  ADVISOR CLASS
  2004                        1.72%                  (1.51)%            73.65%
  2003                        1.73%                  (1.00)%           156.30%
  2002                        1.61%                  (0.92)%           152.53%
  2001 2                      1.54%*                 (0.40)%*          142.46%+

  CLASS A
  2004 ++                     1.71%*                 (1.57)%*           73.65%+

  CLASS C
  2004 ++                     2.46%*                 (2.32)%*           73.65%+


The accompanying notes are an integral part of the financial statements.

PBHG FUNDS


                      Net                               Realized and
                     Asset                               Unrealized                            Distributions       Distributions
                     Value                Net             Gains or              Total            from Net              from
                   Beginning          Investment          (Losses)              from            Investment            Capital
                   of Period             Loss           on Securities        Operations           Income               Gains
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PBHG LARGE CAP GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                $15.10            $(0.15) 1          $ 4.85             $  4.70                --                   --
  2003                 19.67             (0.11) 1           (4.46)              (4.57)               --                   --
  2002                 22.90             (0.14) 1           (3.09)              (3.23)               --                   --
  2001                 38.37             (0.05) 1          (13.48)             (13.53)               --               $(1.94)
  2000                 24.57             (0.23) 1           21.32               21.09                --                (7.29)

  ADVISOR CLASS
  2004                $15.02            $(0.19) 1          $ 4.81             $  4.62                --                   --
  2003                 19.62             (0.15) 1           (4.45)              (4.60)               --                   --
  2002                 22.89             (0.19) 1           (3.08)              (3.27)               --                   --
  2001 2               29.10             (0.03) 1           (6.18)              (6.21)               --                   --

  CLASS A
  2004 +++            $17.45            $(0.14) 1          $ 2.46             $  2.32                --                   --

  CLASS C
  2004 +++            $17.45            $(0.23) 1          $ 2.45             $  2.22                --                   --

----------------------------------------------------------------------------------------------------------------------------------
PBHG SELECT GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                $15.71            $(0.28) 1          $ 5.48             $  5.20                --                   --
  2003                 22.74             (0.19)             (6.84)              (7.03)               --                   --
  2002                 26.58             (0.25) 1           (3.59)              (3.84)               --                   --
  2001                 77.81             (0.24) 1          (48.55)             (48.79)               --               $(2.44)
  2000                 25.93             (0.34) 1           58.71               58.37                --                (6.49)

  CLASS A
  2004 ++             $19.43            $(0.18) 1          $ 1.63             $  1.45                --                   --

  CLASS C
  2004 ++             $19.43            $(0.26) 1          $ 1.63             $  1.37                --                   --

----------------------------------------------------------------------------------------------------------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                $  8.72           $(0.14) 1          $ 5.10             $  4.96                --                   --
  2003                  13.37            (0.11) 1           (4.54)              (4.65)               --                   --
  2002                  12.08            (0.13) 1            1.42                1.29                --                   --
  2001                  19.34            (0.11) 1           (4.55)              (4.66)               --               $(2.60)
  2000                  10.54            (0.13) 1           10.18               10.05                --                (1.25)

  ADVISOR CLASS
  2004                $ 8.71            $(0.18) 1          $ 5.10             $  4.92                --                   --
  2003 3                9.29             (0.07)             (0.51)              (0.58)               --                   --

  CLASS A
  2004 +++            $11.72            $(0.13) 1          $ 2.07             $  1.94                --                   --

  CLASS C
  2004 +++            $11.72            $(0.19) 1          $ 2.06             $  1.87                --                   --



                                             Net                                     Net                            Ratio of Net
                                            Asset                                  Assets              Ratio         Investment
                                            Value                                    End            of Expenses         Loss
                        Total                End               Total              of Period         to Average       to Average
                    Distributions         of Period           Return                (000)           Net Assets       Net Assets
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PBHG LARGE CAP GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                      --              $19.80              31.13%          $  184,688              1.34%            (0.83)%
  2003                      --               15.10             (23.23)%            172,972              1.33%            (0.67)%
  2002                      --               19.67             (14.10)%            258,297              1.26%            (0.62)%
  2001                  $(1.94)              22.90             (36.55)%            327,689              1.18%            (0.14)%
  2000                   (7.29)              38.37              98.60%             256,965              1.17%            (0.79)%

  ADVISOR CLASS
  2004                      --              $19.64              30.76%          $      561              1.59%            (1.09)%
  2003                      --               15.02             (23.45)%                497              1.58%            (0.93)%
  2002                      --               19.62             (14.29)%                156              1.51%            (0.87)%
  2001 2                    --               22.89             (21.34)%+                79              1.43%*           (0.42)%*

  CLASS A
  2004 +++                  --              $19.77              13.30%+         $       77              1.58%*           (1.09)%*

  CLASS C
  2004 +++                  --              $19.67              12.72%+         $       56              2.33%*           (1.83)%*

----------------------------------------------------------------------------------------------------------------------------------
PBHG SELECT GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                      --              $20.91              33.10%          $  231,034              1.52%            (1.44)%
  2003                      --               15.71             (30.91)%            225,127              1.55%            (1.02)%
  2002                      --               22.74             (14.45)%            413,134              1.38%            (0.94)%
  2001                  $(2.44)              26.58             (64.23)%            662,551              1.26%            (0.43)%
  2000                   (6.49)              77.81             240.82%           1,691,298              1.18%            (0.68)%

  CLASS A
  2004 ++                   --              $20.88               7.46%+         $       54              1.76%*           (1.68)%*

  CLASS C
  2004 ++                   --              $20.80               7.05%+         $       54              2.51%*           (2.43)%*

----------------------------------------------------------------------------------------------------------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                      --              $13.68              56.88%          $   69,838              1.50%            (1.14)%
  2003                      --                8.72             (34.78)%             57,738              1.50%            (1.09)%
  2002                      --               13.37              10.68%              86,243              1.50%            (0.96)%
  2001                  $(2.60)              12.08             (27.04)%             76,331              1.50%            (0.63)%
  2000                   (1.25)              19.34              99.74%              75,225              1.50%            (0.93)%

  ADVISOR CLASS
  2004                      --              $13.63              56.49%          $    1,779              1.75%            (1.41)%
  2003 3                    --                8.71              (8.99)%+               509              1.75%*           (1.28)%*

  CLASS A
  2004 +++                  --              $13.66              16.55%+         $       65              1.75%*           (1.43)%*

  CLASS C
  2004 +++                  --              $13.59              15.96%+         $       58              2.50%*           (2.18)%*


                         Ratio           Ratio of Net
                      of Expenses       Investment Loss
                      to Average          to Average
                      Net Assets          Net Assets
                      (Excluding          (Excluding
                       Waivers,            Waivers,
                       Expenses            Expenses
                         Borne             Borne by
                      by Adviser          Adviser and         Portfolio
                      and Expense           Expense           Turnover
                     Reduction)^^^       Reduction)^^^          Rate
--------------------------------------------------------------------------
--------------------------------------------------------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------------------------------------------------------
  PBHG CLASS
  2004                   1.35%               (0.84)%             63.17%
  2003                   1.33%               (0.67)%            124.58%
  2002                   1.26%               (0.63)%            148.93%
  2001                   1.18%               (0.14)%            146.18%
  2000                   1.17%               (0.79)%            184.36%

  ADVISOR CLASS
  2004                   1.60%               (1.10)%             63.17%
  2003                   1.58%               (0.93)%            124.58%
  2002                   1.51%               (0.88)%            148.93%
  2001 2                 1.43%*              (0.42)%*           146.18%+

  CLASS A
  2004 +++               1.59%*              (1.10)%*            63.17%+

  CLASS C
  2004 +++               2.34%*              (1.84)%*            63.17%+

----------------------------------------------------------------------------
PBHG LARGE CAP GROWTH FUND
----------------------------------------------------------------------------
  PBHG CLASS
  2004                   1.53%               (1.45)%            179.85%
  2003                   1.55%               (1.02)%            381.73%
  2002                   1.38%               (0.95)%            301.58%
  2001                   1.26%               (0.43)%            157.72%
  2000                   1.18%               (0.68)%            200.56%

  CLASS A
  2004 ++                1.77%*              (1.69)%*           179.85%+

  CLASS C
  2004 ++                2.52%*              (2.44)%*           179.85%+

----------------------------------------------------------------------------
PBHG LARGE CAP GROWTH FUND
----------------------------------------------------------------------------
  PBHG CLASS
  2004                   1.60%               (1.24)%             96.80%
  2003                   1.57%               (1.16)%            113.26%
  2002                   1.52%               (0.97)%            118.88%
  2001                   1.50%               (0.63)%            143.04%
  2000                   1.55%               (0.98)%            240.55%

  ADVISOR CLASS
  2004                   1.85%               (1.51)%             96.80%
  2003 3                 1.87%*              (1.40)%*           113.26%

  CLASS A
  2004 +++               1.87%*              (1.55)%*            96.80%+

  CLASS C
  2004 +++               2.62%*              (2.30)%*            96.80%+


The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period
For the Years or Periods Ended March 31, (unless otherwise noted)


                     Net                                Realized and
                    Asset                 Net            Unrealized                             Distributions        Distributions
                    Value             Investment          Gains or              Total             from Net               from
                  Beginning             Income            (Losses)              from             Investment             Capital
                  of Period             (Loss)          on Securities        Operations            Income                Gains
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PBHG DISCIPLINED EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004               $ 7.35             $ 0.05  1         $  2.48             $  2.53              $(0.04)                 --
  2003                10.42               0.06              (3.06)              (3.00)              (0.07)                 --
  2002 4              10.33               0.02               0.07                0.09                  --                  --
  2001 5              11.09               0.07              (0.76)              (0.69)              (0.07)                 --
  2000 5              12.31               0.06              (1.20)              (1.14)              (0.06)             $(0.02)
  1999 5              10.90               0.10               2.06                2.16               (0.10)              (0.65)

  CLASS A
  2004 +++            $8.66             $ 0.03  1         $  1.18             $  1.21              $(0.04)                 --

  CLASS C
  2004 +++            $8.66             $(0.02) 1         $  1.18             $  1.16              $(0.01)                 --

----------------------------------------------------------------------------------------------------------------------------------
PBHG FOCUSED FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004               $12.01             $(0.02) 1         $  5.20             $  5.18                  --                  --
  2003                16.20              (0.02)             (4.17)              (4.19)                 --                  --
  2002                17.41              (0.04) 1           (1.03)              (1.07)             $(0.06)             $(0.08)
  2001                18.51               0.07  1           (0.74)              (0.67)                 --               (0.43)
  2000                10.46              (0.01) 1            8.93                8.92                  --               (0.87)

  CLASS A
  2004 ++            $14.79             $(0.03) 1         $  2.41             $  2.38                  --                  --

  CLASS C
  2004 ++            $14.79             $(0.09) 1         $  2.40             $  2.31                  --                  --

----------------------------------------------------------------------------------------------------------------------------------
PBHG LARGE CAP FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004               $ 9.50             $ 0.15 1          $  2.43             $  2.58              $(0.15)                 --
  2003                13.34               0.13 1            (3.82)              (3.69)              (0.15)                 --
  2002                13.90               0.03 1            (0.57)              (0.54)              (0.02)                 --
  2001                11.97               0.21 1             2.21                2.42               (0.08)             $(0.41)
  2000                13.85               0.12               1.78                1.90               (0.08)              (3.70)

  ADVISOR CLASS
  2004               $ 9.48             $ 0.12 1          $  2.42             $  2.54              $(0.13)                 --
  2003                13.30               0.09 1            (3.79)              (3.70)              (0.12)                 --
  2002                13.88                 -- 1            (0.58)              (0.58)                 --                  --
  2001 2              13.88               0.01 1            (0.01)                 --                  --                  --

  CLASS A
  2004 ++            $11.08             $ 0.05 1          $  0.93             $  0.98              $(0.14)                 --

  CLASS C
  2004 ++            $11.08             $ 0.01 1          $  0.92             $  0.93              $(0.12)                 --



                                                                                                                     Ratio of Net
                                           Net                                   Net                                  Investment
                                          Asset                                Assets                Ratio              Income
                                          Value                                  End              of Expenses           (Loss)
                       Total               End               Total            of Period           to Average          to Average
                   Distributions        of Period           Return              (000)             Net Assets          Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
PBHG DISCIPLINED EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                 $(0.04)            $  9.84            34.50%           $ 65,668               1.24%                0.59%
  2003                  (0.07)               7.35           (28.83)%            53,983               1.19%                0.62%
  2002 4                   --               10.42             0.89%+           101,615               0.99%*               0.63%*
  2001 5                (0.07)              10.33            (6.22)%            95,031               0.99%                0.64%
  2000 5                (0.08)              11.09            (9.33)%           118,545               0.97%                0.53%
  1999 5                (0.75)              12.31            20.06%            145,185               0.99%                1.08%

  CLASS A
  2004 +++             $(0.04)            $  9.83            13.95%+          $     82               1.48%*               0.41%*

  CLASS C
  2004 +++             $(0.01)            $  9.81            13.41%+          $     78               2.23%*              (0.35)%*

-----------------------------------------------------------------------------------------------------------------------------------
PBHG FOCUSED FUND
-----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                     --              $17.19            43.13%           $ 26,574               1.50%               (0.15)%
  2003                     --               12.01           (25.86)%            23,293               1.50%               (0.23)%
  2002                 $(0.14)              16.20            (6.18)%            34,675               1.37%               (0.24)%
  2001                  (0.43)              17.41            (3.59)%            58,724               1.34%                0.37%
  2000                  (0.87)              18.51            89.17%             22,556               1.50%               (0.10)%

  CLASS A
  2004 ++                  --              $17.17           16.09%+           $     58               1.77%*              (0.36)%*

  CLASS C
  2004 ++                  --              $17.10           15.62%+           $     58               2.52%*              (1.11)%*

-----------------------------------------------------------------------------------------------------------------------------------
PBHG LARGE CAP FUND
-----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                 $(0.15)             $11.93            27.20%           $214,710               1.20%                1.34%
  2003                  (0.15)               9.50           (27.73)%           283,989               1.20%                1.18%
  2002                  (0.02)              13.34            (3.86)%           524,236               1.14%                0.24%
  2001                  (0.49)              13.90            20.42%            425,414               1.16%                0.91%
  2000                  (3.78)              11.97            14.25%             32,922               1.11%                0.71%

  ADVISOR CLASS
  2004                 $(0.13)             $11.89            26.81%           $    723               1.45%                1.03%
  2003                  (0.12)               9.48           (27.86)%               451               1.45%                0.86%
  2002                     --               13.30            (4.15)%               195               1.39%               (0.04)%
  2001 2                   --               13.88             0.00%+               100               1.40%*               0.39%*

  CLASS A
  2004 ++              $(0.14)             $11.92             8.91%+          $     54               1.45%*               0.86%*

  CLASS C
  2004 ++              $(0.12)             $11.89             8.49%+          $     54               2.20%*               0.11%*


                     Ratio           Ratio of Net
                  of Expenses         Investment
                  to Average         Income (Loss)
                  Net Assets          to Average
                  (Excluding          Net Assets
                   Waivers,           (Excluding
                   Expenses        Waivers, Expenses
                     Borne             Borne by
                  by Adviser          Adviser and         Portfolio
                  and Expense           Expense           Turnover
                 Reduction)^^^       Reduction)^^^          Rate
--------------------------------------------------------------------
--------------------------------------------------------------------
PBHG DISCIPLINED EQUITY FUND
--------------------------------------------------------------------
  PBHG CLASS
  2004              1.25%                0.58%             267.41%
  2003              1.31%                0.50%             212.69%
  2002 4            1.33%*               0.29%*             65.99%+
  2001 5            1.09%                0.54%             229.00%
  2000 5            0.97%                0.53%             270.00%
  1999 5            1.11%                0.96%             261.00%

  CLASS A
  2004 +++          1.49%*               0.40%*            267.41%+

  CLASS C
  2004 +++          2.24%*              (0.36)%*           267.41%+

--------------------------------------------------------------------
PBHG FOCUSED FUND
--------------------------------------------------------------------
  PBHG CLASS
  2004              1.54%               (0.19)%            240.63%
  2003              1.50%               (0.23)%            281.70%
  2002              1.37%               (0.25)%            433.98%
  2001              1.34%                0.37%             404.36%
  2000              1.55%               (0.15)%            853.36%

  CLASS A
  2004 ++           1.85%*              (0.44)%*           240.63%+

  CLASS C
  2004 ++           2.60%*              (1.19)%*           240.63%+

--------------------------------------------------------------------
PBHG LARGE CAP FUND
--------------------------------------------------------------------
  PBHG CLASS
  2004              1.21%                1.33%             252.96%
  2003              1.20%                1.18%             428.30%
  2002              1.14%                0.24%             947.66%
  2001              1.16%                0.91%            1184.89%
  2000              1.11%                0.71%            1018.03%

  ADVISOR CLASS
  2004              1.46%                1.02%             252.96%
  2003              1.45%                0.86%             428.30%
  2002              1.39%               (0.04)%            947.66%
  2001 2            1.40%*               0.39%*           1184.89%+

  CLASS A
  2004 ++           1.46%*               0.85%*            252.96%+

  CLASS C
  2004 ++           2.21%*               0.10%*            252.96%+


The accompanying notes are an integral part of the financial statements.

PBHG FUNDS


                      Net                              Realized and
                     Asset                 Net          Unrealized                             Distributions        Distributions
                     Value             Investment        Gains or              Total             from Net               from
                   Beginning             Income          (Losses)              from             Investment             Capital
                   of Period             (Loss)        on Securities        Operations            Income                Gains
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PBHG MID-CAP FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                $12.29            $(0.07) 1          $ 5.71              $ 5.64                --                 --
  2003                 15.74             (0.04) 1           (3.41)              (3.45)               --                 --
  2002                 14.44             (0.02) 1            1.32                1.30                --                 --
  2001                 13.82              0.09  1            1.20                1.29            $(0.03)            $(0.64)
  2000                 15.09             (0.02) 1            5.03                5.01                --              (6.28)

  ADVISOR CLASS
  2004                $12.25            $(0.11) 1          $ 5.68              $ 5.57                --                 --
  2003                 15.72             (0.07) 1           (3.40)              (3.47)               --                 --
  2002 6               13.90             (0.03) 1            1.85                1.82                --                 --

  CLASS A
  2004 +++            $14.59            $(0.08) 1          $ 3.39              $ 3.31                --                 --

  CLASS C
  2004 +++            $14.59            $(0.16) 1          $ 3.39              $ 3.23                --                 --

----------------------------------------------------------------------------------------------------------------------------------
PBHG SMALL CAP FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                $13.27            $(0.15) 1          $ 7.17              $ 7.02                --                 --
  2003                 20.65             (0.13) 1           (7.25)              (7.38)               --                 --
  2002                 18.48             (0.14) 1            2.31                2.17                --                 --
  2001                 18.75             (0.02) 1            0.58                0.56                --             $(0.83)
  2000                 11.38             (0.08) 1            7.45                7.37                --                 --

  ADVISOR CLASS
  2004                $13.20            $(0.19) 1          $ 7.14              $ 6.95                --                 --
  2003                 20.60             (0.17) 1           (7.23)              (7.40)               --                 --
  2002                 18.47             (0.22) 1            2.35                2.13                --                 --
  2001 2               19.67             (0.02) 1           (1.18)              (1.20)               --                 --

  CLASS A
  2004 ++             $16.80            $(0.11) 1          $ 3.58              $ 3.47                --                 --

  CLASS C
  2004 ++             $16.80            $(0.18) 1          $ 3.57              $ 3.39                --                 --

----------------------------------------------------------------------------------------------------------------------------------
PBHG CLIPPER FOCUS FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                $11.84            $ 0.05 1           $ 4.07              $ 4.12            $(0.06)            $(0.02)
  2003                 16.40              0.14              (4.31)              (4.17)            (0.15)             (0.24)
  2002 7               15.92              0.20               2.34                2.54             (0.14)             (1.92)
  2001 8               10.87              0.21               5.49                5.70             (0.21)             (0.44)
  2000 8               12.19              0.16              (1.18)              (1.02)            (0.16)             (0.14)
  1999 8,9             10.00              0.05               2.18                2.23             (0.04)                --

  ADVISOR CLASS
  2004 ++++           $14.23            $ 0.04 1           $ 1.66              $ 1.70            $(0.05)            $(0.02)

  CLASS A
  2004 +++            $14.22            $ 0.03 1           $ 1.69              $ 1.72            $(0.06)            $(0.02)

  CLASS C
  2004 +++            $14.22            $(0.05) 1          $ 1.69              $ 1.64            $(0.04)            $(0.02)



                                                                                                                    Ratio of Net
                                             Net                                   Net                              Investment
                                            Asset                                Assets              Ratio            Income
                                            Value                                  End            of Expenses         (Loss)
                         Total               End              Total             of Period         to Average        to Average
                     Distributions        of Period          Return               (000)           Net Assets        Net Assets
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PBHG MID-CAP FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                     --              $17.93            45.89%          $  452,530              1.37%            (0.47)%
  2003                     --               12.29           (21.92)%            288,030              1.40%            (0.33)%
  2002                     --               15.74             9.00%             464,987              1.32%            (0.15)%
  2001                 $(0.67)              14.44             9.43%             231,117              1.35%             0.40%
  2000                  (6.28)              13.82            42.21%              60,690              1.44%            (0.15)%

  ADVISOR CLASS
  2004                     --              $17.82            45.47%          $    6,493              1.62%            (0.72)%
  2003                     --               12.25           (22.07)%              1,634              1.65%            (0.54)%
  2002 6                   --               15.72            13.09%+                127              1.55%*           (0.49)%*

  CLASS A
  2004 +++                 --              $17.90            22.69%+         $      191              1.62%*           (0.69)%*

  CLASS C
  2004 +++                 --              $17.82            22.14%+         $       92              2.37%*           (1.43)%*

----------------------------------------------------------------------------------------------------------------------------------
PBHG SMALL CAP FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                     --              $20.29            52.90%          $  102,497              1.50%            (0.84)%
  2003                     --               13.27           (35.74)%            102,497              1.50%            (0.83)%
  2002                     --               20.65            11.74%             290,007              1.48%            (0.72)%
  2001                 $(0.83)              18.48             2.99%             251,994              1.49%            (0.09)%
  2000                     --               18.75            64.76%              92,634              1.50%            (0.56)%

  ADVISOR CLASS
  2004                     --              $20.15            52.65%          $       97              1.74%            (1.11)%
  2003                     --               13.20           (35.92)%                165              1.75%            (1.08)%
  2002                     --               20.60            11.53%                 364              1.73%            (1.12)%
  2001 2                   --               18.47            (6.10)%+                94              1.73%*           (0.34)%*

  CLASS A
  2004 ++                  --              $20.27            20.65%+         $       60              1.74%*           (1.16)%*

  CLASS C
  2004 ++                  --              $20.19            20.18%+         $       60              2.49%*           (1.91)%*

----------------------------------------------------------------------------------------------------------------------------------
PBHG CLIPPER FOCUS FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                 $(0.08)             $15.88            34.82%          $1,128,195              1.48%             0.36%
  2003                  (0.39)              11.84           (25.73)%            647,508              1.45%             1.00%
  2002 7                (2.06)              16.40            17.48%+            621,735              1.40%*            1.26%*
  2001 8                (0.65)              15.92            53.22%             272,069              1.40%             1.41%
  2000 8                (0.30)              10.87            (8.39)%             84,226              1.40%             1.47%
  1999 8,9              (0.04)              12.19            22.33%+             64,135              1.40%*            1.05%*

  ADVISOR CLASS
  2004 ++++            $(0.07)             $15.86            11.97%+         $      723              1.75%*            0.35%*

  CLASS A
  2004 +++             $(0.08)             $15.86            12.07%+         $    2,555              1.75%*            0.25%*

  CLASS C
  2004 +++             $(0.06)             $15.80            11.56%+         $    3,093              2.50%*           (0.48)%*


                         Ratio                 Ratio of Net
                      of Expenses               Investment
                      to Average               Income (Loss)
                      Net Assets                to Average
                      (Excluding                Net Assets
                       Waivers,                 (Excluding
                       Expenses              Waivers, Expenses
                         Borne                   Borne by
                      by Adviser                Adviser and               Portfolio
                      and Expense                 Expense                 Turnover
                     Reduction)^^^             Reduction)^^^                Rate
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
PBHG MID-CAP FUND
-------------------------------------------------------------------------------------
  PBHG CLASS
  2004                  1.38%                     (0.48)%                 143.80%
  2003                  1.40%                     (0.33)%                 195.22%
  2002                  1.32%                     (0.15)%                 236.85%
  2001                  1.35%                      0.40%                  248.10%
  2000                  1.44%                     (0.15)%                 742.57%

  ADVISOR CLASS
  2004                  1.63%                     (0.73)%                 143.80%
  2003                  1.65%                     (0.54)%                 195.22%
  2002 6                1.55%*                    (0.49)%*                236.85%+

  CLASS A
  2004 +++              1.63%*                    (0.70)%*                143.80%+

  CLASS C
  2004 +++              2.38%*                    (1.44)%*                143.80%+

------------------------------------------------------------------------------------
PBHG SMALL CAP FUND
------------------------------------------------------------------------------------
  PBHG CLASS
  2004                  1.56%                     (0.90)%                 116.57%
  2003                  1.59%                     (0.92)%                 115.44%
  2002                  1.48%                     (0.72)%                 144.85%
  2001                  1.49%                     (0.09)%                 177.69%
  2000                  1.58%                     (0.64)%                 352.85%

  ADVISOR CLASS
  2004                  1.80%                     (1.17)%                 116.57%
  2003                  1.84%                     (1.17)%                 115.44%
  2002                  1.73%                     (1.12)%                 144.85%
  2001 2                1.73%*                    (0.34)%*                177.69%+

  CLASS A
  2004 ++               1.83%*                    (1.25)%*                116.57%+

  CLASS C
  2004 ++               2.58%*                    (2.00)%*                116.57%+

------------------------------------------------------------------------------------
PBHG CLIPPER FOCUS FUND
------------------------------------------------------------------------------------
  PBHG CLASS
  2004                  1.49%                      0.35%                   24.31%
  2003                  1.52%                      0.93%                   50.05%
  2002 7                1.44%*                     1.23%*                  39.02%+
  2001 8                1.41%                      1.40%                  111.00%
  2000 8                1.47%                      1.40%                   54.00%
  1999 8,9              2.08%*                     0.37%*                  22.00%+

  ADVISOR CLASS
  2004 ++++             1.76%*                     0.34%*                  24.31%+

  CLASS A
  2004 +++              1.76%*                     0.24%*                  24.31%+

  CLASS C
  2004 +++              2.51%*                    (0.49)%*                 24.31%+


The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

---------------------------------
For a Share Outstanding Throughout Each Period
For the Years or Periods Ended March 31, (unless otherwise noted)


                     Net                              Realized and
                    Asset               Net            Unrealized                            Distributions       Distributions
                    Value           Investment          Gains or              Total            from Net              from
                  Beginning           Income            (Losses)              from            Investment            Capital
                  of Period           (Loss)          on Securities        Operations           Income               Gains
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PBHG SMALL CAP VALUE FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004^              $16.12           $(0.05) 1          $ 4.89              $ 4.84                 --             $(0.16)

  CLASS A
  2004,+++           $16.20           $(0.08) 1          $ 4.80              $ 4.72                 --             $(0.16)

  CLASS C
  2004,+++           $16.20           $(0.18) 1          $ 4.79              $ 4.61                 --             $(0.16)

----------------------------------------------------------------------------------------------------------------------------------
PBHG REIT FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004               $ 8.06           $ 0.31 1           $ 3.80              $ 4.11             $(0.34)            $(0.12)
  2003                 9.58             0.30 1            (0.87)              (0.57)             (0.31)             (0.61)
  2002                 8.78             0.09               0.80                0.89              (0.09)                --
  2001 5,10            9.56             0.47               0.46                0.93              (0.45)             (1.21)
  2000 5               8.04             0.36               1.60                1.96              (0.36)                --
  1999 5               8.62             0.43              (0.54)              (0.11)             (0.47)                --

  ADVISOR CLASS
  2004               $ 8.03           $ 0.30 1           $ 3.76              $ 4.06             $(0.31)            $(0.12)
  2003                 9.55             0.27 1            (0.86)              (0.59)             (0.30)             (0.61)
  2002                 8.75             0.09               0.79                0.88              (0.08)                --
  2001 5,10            9.55             0.43               0.45                0.88              (0.43)             (1.21)
  2000 5               8.04             0.31               1.60                1.91              (0.33)                --
  1999 5               8.62             0.39              (0.53)              (0.14)             (0.44)                --

  CLASS A
  2004 ++            $ 9.84           $ 0.14 1           $ 2.02              $ 2.16             $(0.20)            $(0.12)

  CLASS C
  2004 ++            $ 9.84           $ 0.03 1           $ 2.09              $ 2.12             $(0.17)            $(0.12)



                                                           Net                                    Net
                                                          Asset                                 Assets              Ratio
                   Return                                 Value                                   End            of Expenses
                     of                Total               End              Total              of Period         to Average
                   Capital         Distributions        of Period          Return                (000)           Net Assets
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
PBHG SMALL CAP VALUE FUND
---------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004^               --               $(0.16)           $20.80            30.16%+           $ 25,553              1.50%*

  CLASS A
  2004,+++            --               $(0.16)           $20.76            29.26%+           $    198              1.75%*

  CLASS C
  2004,+++            --               $(0.16)           $20.65            28.58%+           $    153              2.50%*

---------------------------------------------------------------------------------------------------------------------------------
PBHG REIT FUND
---------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004            $(0.05) 11           $(0.51)           $11.66            52.08%            $133,980              1.30%
  2003             (0.03) 11            (0.95)             8.06            (5.73)%             70,039              1.27%
  2002                --                (0.09)             9.58            10.11%+             76,679              1.36%*
  2001 5,10        (0.05) 11            (1.71)             8.78            10.41%              61,378              1.14%
  2000 5           (0.08) 11            (0.44)             9.56            24.90%              75,013              1.36%
  1999 5              --                (0.47)             8.04            (1.16)%             65,767              1.25%

  ADVISOR CLASS
  2004            $(0.05) 11           $(0.48)           $11.61            51.66%            $ 17,664              1.55%
  2003             (0.02) 11            (0.93)             8.03            (5.99)%             14,578              1.52%
  2002                --                (0.08)             9.55            10.08% +            19,738              1.61%*
  2001 5,10        (0.04) 11            (1.68)             8.75             9.88% 12           18,858              1.62%
  2000 5           (0.07) 11            (0.40)             9.55            24.22% 12           23,417              1.89%
  1999 5              --                (0.44)             8.04            (1.62)% 12          29,502              1.73%

  CLASS A
  2004 ++         $(0.02) 11           $(0.34)           $11.66            22.35%+           $     61              1.56%*

  CLASS C
  2004 ++         $(0.02) 11           $(0.31)           $11.65            21.90%+           $    156              2.30%*


                                              Ratio                 Ratio of Net
                                           of Expenses               Investment
                                           to Average               Income (Loss)
                                           Net Assets                to Average
                                           (Excluding                Net Assets
                      Ratio of Net          Waivers,                 (Excluding
                       Investment           Expenses                  Waivers,
                         Income               Borne                Expenses Borne
                         (Loss)            by Adviser                by Advisers               Portfolio
                       to Average          and Expense               and Expense               Turnover
                       Net Assets         Reduction)^^^             Reduction)^^^                Rate
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
PBHG SMALL CAP VALUE FUND
--------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004^                 (0.42)%*             1.73%*                  (0.65)%*                  27.33%+

  CLASS A
  2004,+++              (0.68)%*             1.99%*                  (0.92)%*                  27.33%+

  CLASS C
  2004,+++              (1.43)%*             2.74%*                  (1.67)%*                  27.33%+

---------------------------------------------------------------------------------------------------------
PBHG REIT FUND
---------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                   3.15%               1.31%                    3.14%                    78.20%
  2003                   3.42%               1.33%                    3.36%                   110.81%
  2002                   4.20%*              1.47%*                   4.09%*                   25.08%+
  2001 5,10              4.57%               1.14%                    4.57%                   139.00%
  2000 5                 4.14%               1.36%                    4.14%                    76.00%
  1999 5                 5.12%               1.25%                    5.12%                    49.00%

  ADVISOR CLASS
  2004                   3.04%               1.56%                    3.03%                    78.20%
  2003                   3.15%               1.58%                    3.09%                   110.81%
  2002                   3.86%*              1.72%*                   3.73%*                   25.08%+
  2001 5,10              4.07%               1.62%                    4.07%                   139.00%
  2000 5                 3.54%               1.89%                    3.54%                    76.00%
  1999 5                 4.64%               1.73%                    4.64%                    49.00%

  CLASS A
  2004 ++                2.63%*              1.57%*                   2.62%*                   78.20%+

  CLASS C
  2004 ++                0.63%*              2.31%*                   0.62%*                   78.20%+


The accompanying notes are an integral part of the financial statements.

PBHG FUNDS


                    Net                                              Realized and
                   Asset                Net                           Unrealized                         Distributions
                   Value            Investment                         Gains or            Total           from Net
                 Beginning            Income        Redemption         (Losses)            from           Investment
                 of Period            (Loss)           Fees          on Securities      Operations          Income
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
---------------------------------------------------------------------------------------------------------------------------
 PBHG CLASS
 2004              $ 7.31            $(0.14) 1          --              $ 3.60           $  3.46               --
 2003               14.79             (0.11) 1          --               (7.37)            (7.48)              --
 2002               19.70             (0.21) 1          --               (4.70)            (4.91)              --
 2001               85.02             (0.46) 1          --              (59.61)           (60.07)              --
 2000               27.59             (0.54) 1          --               62.84             62.30               --

 ADVISOR CLASS
 2004              $ 7.27            $(0.16) 1          --              $ 3.57           $  3.41               --
 2003               14.75             (0.13) 1          --               (7.35)            (7.48)              --
 2002               19.70             (0.23) 1          --               (4.72)            (4.95)              --
 2001 2             34.43             (0.04) 1          --              (14.69)           (14.73)              --

 CLASS A
 2004 ++           $ 9.69            $(0.08) 1          --              $ 1.14           $  1.06               --

 CLASS C
 2004 ++           $ 9.69            $(0.13) 1          --              $ 1.15           $  1.02               --

---------------------------------------------------------------------------------------------------------------------------
PBHG INTERMEDIATE FIXED INCOME FUND
---------------------------------------------------------------------------------------------------------------------------
 PBHG CLASS
 2004 ^^           $10.00            $ 0.23 1           --              $ 0.38           $  0.61           $(0.23)

 CLASS A
 2004 +++          $10.00            $ 0.21 1           --              $ 0.38           $  0.59           $(0.21)

 CLASS C
 2004 +++          $10.00            $ 0.16 1           --              $ 0.37           $  0.53           $(0.16)

---------------------------------------------------------------------------------------------------------------------------
 PBHG IRA CAPITAL PRESERVATION FUND
---------------------------------------------------------------------------------------------------------------------------
 PBHG CLASS
 2004              $10.00            $ 0.29 1           --              $ 0.04           $  0.33           $(0.29)
 2003               10.00              0.39             --                0.04              0.43            (0.43)
 2002 13            10.00              0.20             --                  --              0.20            (0.20)
 2001 14            10.00              0.61          $0.01                  --              0.62            (0.62)
 2000 14            10.00              0.65           0.01                  --              0.66            (0.66)
 1999 14,15         10.00              0.11             --                  --              0.11            (0.11)

 ADVISOR CLASS
 2004              $10.00            $ 0.26 1           --              $ 0.05           $  0.31           $(0.27)
 2003 16            10.00              0.25             --                0.01              0.26            (0.26)

 CLASS A
 2004 +++          $10.00            $ 0.17 1           --              $ 0.03           $  0.20           $(0.17)

 CLASS C
 2004 +++          $10.00            $ 0.14 1           --              $ 0.02           $  0.16           $(0.13)



                                                                                              Net
                 Distributions                                            Reverse            Asset
                     from             Return                               Stock             Value
                    Capital             of               Total             Split              End              Total
                     Gains            Capital        Distributions       (Note 2)          of Period          Return
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
----------------------------------------------------------------------------------------------------------------------------
 PBHG CLASS
 2004                    --              --                 --               --              $10.77            47.33%
 2003                    --              --                 --               --                7.31           (50.57)%
 2002                    --              --                 --               --               14.79           (24.92)%
 2001                $(5.25)             --             $(5.25)              --               19.70           (74.20)%
 2000                 (4.87)             --              (4.87)              --               85.02           233.99%

 ADVISOR CLASS
 2004                    --              --                 --               --              $10.68            46.91%
 2003                    --              --                 --               --                7.27           (50.71)%
 2002                    --              --                 --               --               14.75           (25.13)%
 2001 2                  --              --                 --               --               19.70           (42.78)%+

 CLASS A
 2004 ++                 --              --                 --               --              $10.75            10.94%+

 CLASS C
 2004 ++                 --              --                 --               --              $10.71            10.53%+

----------------------------------------------------------------------------------------------------------------------------
PBHG INTERMEDIATE FIXED INCOME FUND
----------------------------------------------------------------------------------------------------------------------------
 PBHG CLASS
 2004 ^^             $(0.08)             --             $(0.31)              --              $10.30             6.19%+

 CLASS A
 2004 +++            $(0.08)             --             $(0.29)              --              $10.30             6.00%+

 CLASS C
 2004 +++            $(0.08)             --             $(0.24)              --              $10.29             5.36%+

----------------------------------------------------------------------------------------------------------------------------
 PBHG IRA CAPITAL PRESERVATION FUND
----------------------------------------------------------------------------------------------------------------------------
 PBHG CLASS
 2004                    --          $(0.04)            $(0.33)              --              $10.00             3.38%
 2003                    --              --              (0.43)              --               10.00             4.38%
 2002 13             $(0.04)             --              (0.24)           $0.04               10.00             1.98%+
 2001 14                 --              --              (0.62)              --               10.00             6.34%
 2000 14                 --              --              (0.66)              --               10.00             6.80%
 1999 14,15              --              --              (0.11)              --               10.00             1.12%+

 ADVISOR CLASS
 2004                    --          $(0.04)            $(0.31)              --              $10.00             3.14%
 2003 16                 --              --              (0.26)              --               10.00             2.64%+

 CLASS A
 2004 +++                --          $(0.03)            $(0.20)              --              $10.00             1.99%+

 CLASS C
 2004 +++                --          $(0.03)            $(0.16)              --              $10.00             1.65%+


                                                                                Ratio            Ratio of Net
                                                                             of Expenses          Investment
                                                                             to Average          Income (Loss)
                                                                             Net Assets           to Average
                                                            Ratio            (Excluding           Net Assets
                                                           of  Net            Waivers,        (Excluding Waivers,
                       Net                               Investment        Expenses Borne       Expenses Borne
                     Assets              Ratio             Income            by Adviser,          by Adviser,
                       End            of Expenses          (Loss)          Reimbursements       Reimbursements          Portfolio
                    of Period         to Average         to Average          and Expense          and Expense           Turnover
                      (000)           Net Assets         Net Assets         Reduction)^^^        Reduction)^^^            Rate
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-----------------------------------------------------------------------------------------------------------------------------------
 PBHG CLASS
 2004              $  314,112            1.66%             (1.40)%              1.67%              (1.41)%               135.24%
 2003                 262,244            1.54%             (1.24)%              1.54%              (1.24)%               261.67%
 2002                 581,091            1.39%             (1.17)%              1.39%              (1.19)%               185.33%
 2001                 920,965            1.25%             (0.81)%              1.25%              (0.81)%               291.41%
 2000               3,843,946            1.19%             (0.96)%              1.19%              (0.96)%               362.38%

 ADVISOR CLASS
 2004              $   14,303            1.90%             (1.64)%              1.91%              (1.65)%               135.24%
 2003                   7,285            1.79%             (1.47)%              1.79%              (1.47)%               261.67%
 2002                  10,288            1.64%             (1.42)%              1.64%              (1.44)%               185.33%
 2001 2                   172            1.50%*            (0.58)%*             1.50%*             (0.58)%*              291.41%

 CLASS A
 2004 ++           $       55            1.86%*            (1.56)%*             1.87%*             (1.57)%*              135.24%+

 CLASS C
 2004 ++           $       55            2.61%*            (2.31)%*             2.62%*             (2.32)%*              135.24%+

----------------------------------------------------------------------------------------------------------------------------------
PBHG INTERMEDIATE FIXED INCOME FUND
----------------------------------------------------------------------------------------------------------------------------------
 PBHG CLASS
 2004 ^^           $    6,377            0.85%*             3.33%*              2.36%*              1.82%*               258.83%+

 CLASS A
 2004 +++          $       53            1.10%*             3.05%*              2.60%*              1.55%*               258.83%+

 CLASS C
 2004 +++          $       66            1.85%*             2.37%*              3.37%*              0.83%*               258.83%+

----------------------------------------------------------------------------------------------------------------------------------
 PBHG IRA CAPITAL PRESERVATION FUND
----------------------------------------------------------------------------------------------------------------------------------
 PBHG CLASS
 2004              $1,424,238            1.00%              2.87%               1.30%               2.57%                257.21%
 2003               1,192,971            1.00%              3.65%               1.34%               3.31%                222.67%
 2002 13              518,004            1.00%*             4.67%*              1.32%*              4.35%*               116.91%+
 2001 14               71,298            1.00%              5.97%               1.62%               5.35%                196.00%
 2000 14               24,065            1.03%              6.53%               1.84%               5.69%                 72.00%
 1999 14,15               867            1.00%*             6.67%*             46.23%*            (38.56)%*              137.00%+

 ADVISOR CLASS
 2004              $    8,074            1.25%              2.59%               1.55%               2.29%                257.21%
 2003 16                2,132            1.25%*             3.02%*              1.59%*              2.68%*               222.67%

 CLASS A
 2004 +++          $       51            1.25%*             2.52%*              1.52%*              2.25%*               257.21%+

 CLASS C
 2004 +++          $       51            1.75%*             2.02%*              2.02%*              1.75%*               257.21%+


The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

FINANCIAL HIGHLIGHTS -- Concluded
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period
For the Years or Periods Ended March 31, (unless otherwise noted)


                     Net                              Realized and
                    Asset                              Unrealized                             Distributions        Distributions
                    Value               Net             Gains or              Total             from Net               from
                  Beginning         Investment          (Losses)              from             Investment             Capital
                  of Period           Income          on Securities        Operations            Income                Gains
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PBHG CASH RESERVES FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004              $1.00                -- 1             --                    --                    --                --
  2003               1.00             $0.01               --                  $0.01              $ (0.01)               --
  2002               1.00              0.03               --                   0.03                (0.03)               --
  2001               1.00              0.06               --                   0.06                (0.06)               --
  2000               1.00              0.05               --                   0.05                (0.05)               --




                                           Net                                     Net                               Ratio of Net
                                          Asset                                  Assets              Ratio            Investment
                                          Value                                    End            of Expenses           Income
                      Total                End               Total              of Period         to Average          to Average
                  Distributions         of Period           Return                (000)           Net Assets          Net Assets
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PBHG CASH RESERVES FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                     --             $1.00               0.32%            $ 53,905              0.88%                0.32%
  2003                 $(0.01)             1.00               0.94%              94,459              0.75%                0.93%
  2002                  (0.03)             1.00               2.55%             107,513              0.59%                2.92%
  2001                  (0.06)             1.00               5.98%             525,463              0.52%                5.78%
  2000                  (0.05)             1.00               4.81%             579,458              0.69%                4.78%



                        Ratio                  Ratio of Net
                     of Expenses                Investment
                      to Average                  Income
                      Net Assets                to Average
                      (Excluding                Net Assets
                       Waivers,                 (Excluding
                       Expenses              Waivers, Expenses
                         Borne                   Borne by
                      by Adviser                Adviser and
                      and Expense                 Expense
                     Reduction)^^^             Reduction)^^^
--------------------------------------------------------------
--------------------------------------------------------------
PBHG CASH RESERVES FUND
--------------------------------------------------------------
  PBHG CLASS
  2004                  0.89%                     0.31%
  2003                  0.75%                     0.93%
  2002                  0.59%                     2.91%
  2001                  0.52%                     5.78%
  2000                  0.69%                     4.78%


*    Annualized

** This shareholder data is not being disclosed because the data is not believed to be meaningful due to the short operational history.

+    Total return and portfolio turnover have not been annualized.

++   Class A and Class C shares commenced operations on September 30, 2003.

+++  Class A and Class C shares commenced operations on July 31, 2003.

++++ The PBHG Clipper Focus Fund Advisor Class commenced operations on June 30,
     2003.

^    The PBHG Small Cap Value Fund commenced operations on July 25, 2003.

^^   The PBHG Intermediate Fixed Income Fund commenced operations on July 31,
     2003.

^^^  See note 12 on page 125.

1    Per share calculations were performed using average shares for the period.

2 The PBHG Large Cap 20 Fund Advisor Class, PBHG Large Cap Growth Fund Advisor Class, PBHG Large Cap Fund Advisor Class, PBHG Small Cap Fund Advisor Class and PBHG Technology & Communications Fund Advisor Class commenced operations on December 29, 2000.

3 The PBHG Strategic Small Company Fund Advisor Class commenced operations on August 31, 2002.

4 On January 11, 2002, the PBHG Disciplined Equity Fund acquired the assets of the Analytic Enhanced Equity Fund. The operations of the PBHG Disciplined Equity Fund prior to the acquisition were those of the predecessor fund, the Analytic Enhanced Equity Fund. The Enhanced Equity Fund was a series of the UAM Funds, Inc. II.

5    For the year ended December 31.

6    The PBHG Mid-Cap Fund Advisor Class commenced operations on October 31,
     2001.

7 On December 14, 2001, the PBHG Clipper Focus Fund acquired the assets of the Clipper Focus Portfolio. The operations of the PBHG Clipper Focus Fund prior to the acquisition were those of the predecessor fund, the Clipper Focus Portfolio. The Clipper Focus Portfolio was a series of the UAM Funds Trust.

8    For the year or period ended April 30.

9    The PBHG Clipper Focus Fund commenced operations on September 10, 1998.

10 On December 14, 2001, the PBHG REIT Fund acquired the assets of the Heitman Real Estate Portfolio. The operations of the PBHG REIT Fund prior to the acquisition were those of the predecessor fund, the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was a series of UAM Funds Trust.

11 Historically, the PBHG REIT Fund has distributed to its shareholders amounts approximating dividends received from the REITs. A portion of such distributions may include a return of capital.

12 The total returns prior to the acquisition do not include the sales charge. The Advisor Class of the Fund's predecessor carried a maximum front-end sales charge of 4.75%. Total Returns shown in the chart have been adjusted to reflect the elimination of the front-end sales charge. If the charge had been included, the returns would have been lower.

13 On January 11, 2002, the PBHG IRA Capital Preservation Fund acquired the assets of the IRA Capital Preservation Portfolio. The operations of the PBHG IRA Capital Preservation Fund prior to the acquisition were those of the predecessor fund, the IRA Capital Preservation Portfolio. The IRA Capital Preservation Portfolio was a series of the UAM Funds Trust.

14   For the year or period ended October 31.

15   The PBHG IRA Capital Preservation Fund commenced operations on August 31,
     1999.

16 The PBHG IRA Capital Preservation Fund Advisor Class commenced operations on July 31, 2002.

Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                            As of March 31, 2004




1.  ORGANIZATION

PBHG Funds (the "Fund"), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund became a Delaware statutory trust effective July 16, 2001 and changed its name from The PBHG Funds, Inc. The Fund currently offers eighteen series: the PBHG Emerging Growth Fund (the "Emerging Growth Fund"), the PBHG Growth Fund (the "Growth Fund"), the PBHG Large Cap 20 Fund (the "Large Cap 20 Fund"), the PBHG Large Cap Growth Fund (the "Large Cap Growth Fund"), the PBHG Select Growth Fund (the "Select Growth Fund"), the PBHG Strategic Small Company Fund (the "Strategic Small Company Fund"), the PBHG Disciplined Equity Fund (the "Disciplined Equity Fund"), the PBHG Focused Fund (the "Focused Fund"), the PBHG Large Cap Fund (the "Large Cap Fund"), the PBHG Mid-Cap Fund (the "Mid-Cap Fund"), the PBHG Small Cap Fund (the "Small Cap Fund"), the PBHG Clipper Focus Fund (the "Clipper Focus Fund"), the PBHG Small Cap Value Fund (the "Small Cap Value Fund"), the PBHG REIT Fund (the "REIT Fund"), the PBHG Technology & Communications Fund (the "Technology & Communications Fund"), the PBHG Intermediate Fixed Income Fund (the "Intermediate Fixed Income Fund"), the PBHG IRA Capital Preservation Fund (the "IRA Capital Preservation Fund"), and the PBHG Cash Reserves Fund (the "Cash Reserves Fund") (each a "Portfolio" and, collectively, the "Portfolios"). Each Portfolio is classified as a diversified management investment company, with the exception of the Large Cap 20, Focused, Clipper Focus, and Technology & Communications Funds, which are classified as non-diversified management investment companies. Each Portfolio's prospectus provides a description of its investment objectives, policies and investment strategies. The Fund is registered to offer four classes of shares, PBHG Class, Advisor Class, Class A and Class C. Each Class has authorization to issue an unlimited amount of shares of common stock. The assets of each Portfolio are segregated, and a shareholders interest is limited to the Portfolio in which shares are held.

The Small Cap Value Fund ("Acquiring Fund") has acquired all of the assets of the TS&W Small Cap Value Fund LLC ("Acquired Fund"). Following approval by the managing member, Thompson, Siegel & Walmsley, Inc., and its shareholders, the tax-free exchange took place on July 25, 2003. All of the shareholders of the Acquired Fund received PBHG Class shares of the Acquiring Fund. Each shareholder of the Acquired Fund received a number of shares of the Acquiring Fund with an aggregate net asset value equal to that of his or her shares of the Acquired Fund. The net assets upon exchange, and the number of shares issued and redeemed by the Acquiring Fund was as follows:

NET ASSETS UPON   ACQUIRING FUND SHARES   ACQUIRED FUND SHARES
 EXCHANGE                 ISSUED                REDEEMED
--------------------------------------------------------------------------------

  $17,356,981            1,076,871              1,076,886

The assets of the Acquired Fund prior to the exchange and the unrealized gain/(loss) included in the net assets were as follows:

        NET ASSETS BEFORE     UNREALIZED GAIN/(LOSS) INCLUDED
             EXCHANGE                   IN NET ASSETS
--------------------------------------------------------------------------------
            $17,356,981                  $3,095,017


2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolios.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

WRAPPER AGREEMENTS -- The IRA Capital Preservation Fund has entered into Wrapper Agreements with insurance companies, banks or other financial institutions ("Wrap Providers") that are rated, at the time of purchase, in one of the top two rating categories by a rating agency. A Wrapper Agreement is a contract that is designed to protect a portion of the Portfolio from investment losses and, under most circumstances, permit the Portfolio to maintain a constant NAV per share. There is no active trading market for Wrapper Agreements, and none is expected to develop; therefore, they will be considered illiquid.

Pursuant to the terms of the Wrapper Agreements, the sub-adviser will manage the Portfolio's securities to have an overall duration between 1.5 and 4.0 years. In addition, the terms of the Wrapper Agreements require the Portfolio to maintain minimum cash and cash equivalent balances. Throughout the term of the Wrapper Agreements, the Portfolio will pay the Wrapper Providers an annual fee based on the Wrapper Agreements book value balance.

The crediting rate used in computing book value is the actual yield of the covered assets, plus or minus the amortization of realized and unrealized gain or loss on the covered assets, based on fluctuations in the market value of the covered assets. The crediting rate is calculated by a formula specified by each of the Wrapper Agreements and is adjusted monthly or quarterly depending on the contract.

A default by the issuer of a Portfolio security or a Wrapper Provider on its obligations may result in a decrease in the value of the Portfolio assets. Wrapper Agreements generally do not protect the Portfolio from loss if an issuer of Portfolio securities defaults on payments of interest or principal. Additionally, a Portfolio shareholder may realize more or less than the actual investment return on the Portfolio securities depending upon the timing of the shareholder's purchases and redemption of shares, as well as those of other shareholders.

Wrapper Agreements will generally be valued at the difference between the Book Value and Market Value (plus accrued interest) on the applicable covered assets and will either be reflected as an asset or liability of the IRA Capital Preservation Fund. Covered assets, as of March 31, 2004, include all securities listed in the IRA Capital Preservation Fund's Statement of Net Assets ("SNA") excluding the amount of repurchase agreements segregated as noted in the SNA and Wrapper Agreements. The Wrap Providers and the IRA Capital Preservation Fund may terminate the wrapper agreements with notice as defined in each respective wrapper agreement. The Board of Trustees has determined fair value procedures for the Wrapper Agreements.

The staff of the Securities and Exchange Commission ("SEC") has inquired of registered "stable value" mutual funds, including the IRA Capital Preservation Fund, as to the valuation methodology used by such funds to value their wrapper agreements. At the present time, the IRA Capital Preservation Fund has not received any indication of SEC action to be taken, if any. Therefore, these wrapper agreements will continue to be valued under the procedures approved by the Board of Trustees. If the SEC determines that the valuation method currently used by "stable value" mutual funds is no longer acceptable, the IRA Capital Preservation Fund may be required to use a different accounting methodology under which the fair value of the IRA Capital Preservation Fund's wrapper agreements could fluctuate daily, and if that were to occur, the IRA Capital Preservation Fund would probably not be able to maintain a stable net asset value per share. As a result, the IRA Capital Preservation Fund's net asset value could be greater or less than $10.00 per share on a daily basis.

SECURITY VALUATION -- Investment securities of the Portfolios that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Investment securities of the Portfolios that are quoted on a national market system are valued at the official closing price, or if there is none, at the last sales price. If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available, are valued at the last bid price. However, debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value.

PBHG FUNDS

--------------------------------------------------------------------------------
As of March 31, 2004


Foreign securities may be valued based upon quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations, including the Wrapper Agreements in the IRA Capital Preservation Fund, are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value. The values of investment securities held by the Cash Reserves Fund are stated at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

OPTIONS AND FUTURES -- Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Futures are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods.

DIVIDENDS -- Dividends from net investment income for the Portfolios are declared annually, if available, with the exception of the REIT, Intermediate Fixed Income, IRA Capital Preservation and Cash Reserves Funds. Dividends from net investment income for the REIT Fund are declared and paid on a quarterly basis. Dividends from net investment income for the Intermediate Fixed Income, IRA Capital Preservation and Cash Reserves Funds are declared daily and paid monthly. Distributions of net realized capital gains, for each Portfolio, are generally made to shareholders annually, if available.

To maintain a stable NAV, the IRA Capital Preservation Fund declares and pays dividends in amounts that include the investment income earned by its Portfolio plus the crediting rate income from the Wrapper Provider. This may cause the Portfolio to make distributions that will be considered return of capital. In order to comply with requirements of the Internal Revenue Code applicable to regulated investment companies, the Portfolio is required to distribute accumulated net realized gains, if any, on an annual basis. When such distributions are made, the immediate impact is a corresponding reduction in net asset value per share. Given the objective of the Portfolio to maintain a stable net asset value of $10.00 per share, the Portfolio intends to declare a reverse stock split immediately subsequent to any such distributions at a rate that will cause the total number of shares held by each shareholder, including shares acquired on reinvestment of that distribution to remain the same as before the distribution was paid and in effect reinstate a net asset value of $10.00 per share.

On December 12, 2001, the IRA Capital Preservation Fund declared a capital gain distribution to shareholders of record on December 12, 2001 in the amount of $0.0186 per share (the short-term capital gain distribution was $0.0178 per share and the long-term capital gain distribution was $0.0008 per share). On the same day, the Portfolio declared a reverse share split with a factor of 0.99814 in order to restore the Portfolio's net asset value per share to $10.00.

On January 9, 2002, the IRA Capital Preservation Fund declared a capital gain distribution to shareholders of record on January 9, 2002 in the amount of $0.0174 per share (the short-term capital gain distribution was $0.0136 per share and the long-term capital gain distribution was $0.0038 per share). On the same day, the Portfolio declared a reverse share split with a factor of 0.99826 in order to restore the Portfolio's net asset value per share to $10.00.

FOREIGN WITHHOLDING TAXES -- The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Portfolios accrue such taxes when the related income is earned.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Fund's Board of Trustees require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

TBA PURCHASE COMMITMENTS -- The Intermediate Fixed Income and IRA Capital Preservation Funds may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of each Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

MORTGAGE DOLLAR ROLLS -- The Intermediate Fixed Income and IRA Capital Preservation Funds may enter into mortgage dollar rolls (principally using TBA's) in which each Portfolio sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities at an agreed-upon price on a fixed date. Each Portfolio accounts for such dollar rolls under the purchases and sales method and receives compensation as consideration for entering into the commitment to repurchase. Each Portfolio must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that each Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. Each Portfolio engages in dollar rolls for the purpose of enhancing its yield, principally by earning a negotiated fee.

FOREIGN CURRENCY TRANSLATION-- The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

   (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and

  (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Portfolios do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Portfolios report gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

FUTURES CONTRACTS -- The Disciplined Equity Fund utilizes futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Portfolio will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the sec-

                                                                      PBHG FUNDS



ondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit required to initiate the futures transaction.

The Disciplined Equity Fund had the following futures contracts open as of March 31, 2004:

                                                           UNREALIZED
                                 CONTRACT                 APPRECIATION
CONTRACT              NUMBER OF    VALUE                 (DEPRECIATION)
DESCRIPTION           CONTRACTS    (000)    EXPIRATION        (000)
--------------------------------------------------------------------------------

S&P 500 Composite Index   14     $3,937      Jun-04           $ 40
S&P 500 Composite Index
   E-Mini                 (5)      (281)     Jun-04             (1)
                                                              ----
                                                              $ 39
                                                              ====

OPTIONS -- The Portfolios may write or purchase financial options contracts primarily to hedge against changes in security prices, or securities that the Portfolios intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Portfolios write or purchase an option, an amount equal to the premium received or paid by the Portfolios is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Portfolios on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolios have realized a gain or a loss on investment transactions. The Portfolios as writers of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

No portfolios had outstanding options contracts as of March 31, 2004.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) -- CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by Government National Mortgage Association, Federal Home Loan Mortgage Corporation, or Federal National Mortgage Association and their income streams.

A Real Estate Mortgage Investment Conduit (REMIC) is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

STRIPPED MORTGAGE-BACKED SECURITIES -- Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO" class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

DIRECTED BROKERAGE -- Some Portfolios may direct certain portfolio trades to brokers who pay a portion of the commissions for those trades in cash to the Portfolios. Directed brokerage arrangements are accounted for as realized gains of the respective Portfolio. Under these arrangements, the following Portfolios received cash in the amounts shown below during the year ended March 31, 2004:

Emerging Growth Fund                     $     2,505
Growth Fund                                  248,168
Large Cap 20 Fund                             12,579
Large Cap Growth Fund                         20,577
Select Growth Fund                            40,778
Strategic Small Company Fund                   2,934
Focused Fund                                  14,425
Large Cap Fund                               251,318
Mid-Cap Fund                                 143,202
Small Cap Fund                                 7,942
Clipper Focus Fund                           317,033
REIT Fund                                      2,733
Technology & Communications Fund              87,788

OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets. Class specific expenses, such as 12b-1 distribution and service fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Portfolio are allocated to the respective class on the basis of the relative net assets each day.

The Fund has an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. The transfer agent expenses shown in the Statement of Operations are in total and do not reflect the expense reductions which are shown separately.

The IRA Capital Preservation Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than twelve months. For the year ended March 31, 2004, there were $796,336 in redemption fees retained.


3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund and Pilgrim Baxter & Associates, Ltd. (the "Adviser"), an indirect, wholly-owned subsidiary of Old Mutual plc, are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser is paid a monthly fee that is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio. In the interest of limiting expenses of the Portfolios, the Adviser has entered into separate expense limitation agreements ("Expense Limitation Agreements"), with respect to the Large Cap 20, Strategic Small Company, Disciplined Equity, Focused, Large Cap, Mid-Cap, Small Cap, Clipper Focus, Small Cap Value, REIT, Intermediate Fixed Income and IRA Capital Preservation Funds, pursuant to which the Adviser has agreed to waive or limit its fees and to assume other expenses of these Portfolios to the extent necessary to limit the total annual expenses to a specified percentage of the Portfolios' average daily net assets, exclusive of certain expenses such as fees and expenses incurred under the Rule 12b-1 distribution and service plan and extraordinary expenses.

With respect to the Disciplined Equity, Clipper Focus, REIT and IRA Capital Preservation Funds, the Adviser may seek reimbursement by those Portfolios for any advisory fees waived or limited and other expenses paid by the Adviser to the Acquiring Funds after September 25, 2002. With respect to the other Portfolios, the Adviser may seek reimbursement for advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreements during the previous two fiscal years. Reimbursement by the Portfolio of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made when a Portfolio has reached a sufficient asset size to permit reimbursement to be made

PBHG FUNDS

--------------------------------------------------------------------------------
As of March 31, 2004

without causing the total annual expense ratio of each Portfolio to exceed the total operating expense percentage described below. With respect to all Portfolios, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's assets exceed $75 million; (ii) the Portfolio's total annual expense ratio is less than the specified percentage of the Portfolio's average daily net assets, and (iii) the payment of such reimbursement was approved by the Board of Trustees.

At March 31, 2004, pursuant to the above, the amount the Advisor may seek reimbursement of previously waived and reimbursed fees for the Strategic Small Company, Focused, Small Cap, Clipper Focus, Small Cap Value, Intermediate Fixed Income, and IRA Capital Preservation Funds was $120,230, $9,980, $194,116, $85,592, $33,491, $57,815, and $5,593,733, respectively.

As of March 31, 2004 the net assets of the Strategic Small Company, Focused, Small Cap Value, and Intermediate Fixed Income Funds are less than $75 million.

The advisory fee and expense limitations are as follows:

                                                             EXPENSE           EXPENSE
                                                           LIMITATION        LIMITATION        EXPENSE           EXPENSE
                                        ADVISORY              PBHG             ADVISOR        LIMITATION        LIMITATION
                                           FEE                CLASS             CLASS           CLASS A           CLASS C
---------------------------------------------------------------------------------------------------------------------------
Emerging Growth Fund                        0.85%              n/a              n/a**            n/a              n/a
Growth Fund                                 0.85%              n/a              n/a              n/a              n/a
Large Cap 20 Fund                           0.85%             1.50%            1.75%            1.75%            2.50%
Large Cap Growth Fund                       0.75%              n/a              n/a              n/a              n/a
Select Growth Fund                          0.85%              n/a              n/a**            n/a              n/a
Strategic Small Company Fund                1.00%             1.50%            1.75%            1.75%            2.50%
Disciplined Equity Fund                     0.70%             1.50%            1.75%**          1.75%            2.50%
Focused Fund                                0.85%             1.50%            1.75%**          1.75%            2.50%
Large Cap Fund                              0.65%             1.50%            1.75%            1.75%            2.50%
Mid-Cap Fund                                0.85%             1.50%            1.75%            1.75%            2.50%
Small Cap Fund                              1.00%             1.50%            1.75%            1.75%            2.50%
Clipper Focus Fund                          1.00%             1.50%            1.75%            1.75%            2.50%
Small Cap Value Fund                        1.00%             1.50%            1.75%**          1.75%            2.50%
REIT Fund                                   0.85%             1.50%            1.75%            1.75%            2.50%
Technology & Communications Fund            0.85%              n/a              n/a              n/a              n/a
Intermediate Fixed Income Fund              0.40%             0.85%            1.10%**          1.10%            1.85%
IRA Capital Preservation Fund               0.60%             1.25%            1.50%            1.50%            2.25%
Cash Reserves Fund                          0.30%              n/a              n/a**            n/a**            n/a**


** Class is currently not offered for the applicable Portfolio.


Wellington Management Company, LLP ("WMC") serves as the sub-adviser to the Cash Reserves Fund. For its services provided pursuant to the Investment Sub-Advisory Agreement with the Adviser and the Fund, WMC is entitled to receive a fee from the Adviser, computed daily and paid monthly, at an annual rate equal to 0.075% of the Cash Reserves Fund's average daily net assets up to and including $500 million and 0.020% of the Cash Reserves Fund's average daily net assets over $500 million, but subject to a minimum annual fee of $50,000. WMC may, from time to time, waive all or a portion of its fee from the Adviser. WMC receives no fees directly from the Cash Reserves Fund.

Pacific Financial Research, Inc. ("PFR"), an indirect, wholly-owned subsidiary of Old Mutual plc, serves as the sub-adviser to the Clipper Focus Fund. For its services provided pursuant to the sub-advisory agreement, PFR is entitled to receive from the Adviser a sub-advisory fee equal to 0.40% of the Portfolio's average daily net assets. PFR receives no fees directly from the Clipper Focus Fund.

Analytic Investors, Inc. ("Analytic"), an indirect, wholly-owned subsidiary of Old Mutual plc, serves as the sub-adviser to the Disciplined Equity Fund. For the services it provides pursuant to the sub-advisory agreement, Analytic is entitled to receive from the Adviser a sub-advisory fee that will be equal to one-half of the advisory fee received by the Adviser (less the amount of any expense reimbursements). Analytic receives no fees directly from the Disciplined Equity Fund.

Thompson, Siegel & Walmsley, Inc. ("TS&W"), an indirect, wholly-owned subsidiary of Old Mutual plc, serves as the sub-adviser to the Small Cap Value Fund. For its services provided pursuant to the sub-advisory agreement, TS&W is entitled to receive from the Adviser a sub-advisory fee that will be equal to one-half of the advisory fee received by the Adviser (less the amount of any expense reimbursements) after December 31, 2003. Prior to that date, TS&W received a sub-advisory fee equal to 1.00% of the assets transferred to the Small Cap Value Fund in connection with the reorganization and 0.50% of the average daily net assets (less the amount of any expense reimbursements) on the other assets of the Portfolio. TS&W receives no fees directly from the Small Cap Value Fund.

Heitman Real Estate Securities LLC ("Heitman"), an indirect, wholly-owned subsidiary of Old Mutual plc, serves as the sub-adviser to the REIT Fund. For the services it provides pursuant to the sub-advisory agreement, Heitman is entitled to receive from the Adviser a sub-advisory fee that will be equal to one-half of the advisory fee received by the Adviser (less the amount of any expense reimbursements). Heitman receives no fees directly from the REIT Fund.

Dwight Asset Management Company ("Dwight"), an indirect, wholly-owned subsidiary of Old Mutual plc, serves as the sub-adviser to the Intermediate Fixed Income and IRA Capital Preservation Funds. For the services it provides pursuant to the sub-advisory agreement, Dwight is entitled to receive from the Adviser a sub-advisory fee that will be equal to one-half of the advisory fee received by the Adviser (less the amount of any expense reimbursements). Dwight receives no fees directly from the Intermediate Fixed Income and IRA Capital Preservation Funds.

PBHG Fund Services (the "Administrator"), a wholly-owned subsidiary of the Adviser, provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of each Portfolio.

                                                                      PBHG FUNDS



SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in SEI Global Funds Services (the "Sub-Administrator"). The Sub-Administrator assists the Administrator in providing administrative services to the Fund. For acting in this capacity, the Administrator pays the Sub-Administrator the following fees. The fee will be the greater of $50,000 per portfolio or at the annual rate of 0.0165% of the first $10 billion of the average daily net assets of (i) the Fund and (ii) PBHG Insurance Series Fund, another fund family managed by the Adviser (collectively known as the "PBHG Fund Family"), 0.0125% of the next $10 billion of the average daily net assets of each portfolio in the PBHG Fund Family, and 0.0100% of the average daily net assets of each portfolio in the PBHG Fund Family in excess of $20 billion.

The Fund has entered into a distribution agreement (the "Distribution Agreement") with PBHG Fund Distributors (the "Distributor") a wholly-owned subsidiary of the Adviser. The Distributor receives no compensation for serving in such capacity. The Fund, on behalf of Class A shares of each Portfolio, has adopted a distribution plan under Rule 12b-1 under the Investment Company Act, which provides for payment of a distribution fee of up to 0.25%, of the daily net assets of Class A shares. Currently, the Fund is not paying a distribution fee on Class A shares. The Fund has also adopted, on behalf of Class C shares of each Portfolio a Distribution Plan under Rule 12b-1 under the Investment Company Act, which provide for payment of a distribution fee of up to 0.75% of the average daily net assets of Class C shares. Currently, the IRA Capital Preservation Fund charges a distribution fee of 0.50% of the average daily net assets of the Class C Shares. The Fund has also adopted a Service Plan on behalf of Class A shares and Class C shares of each Portfolio and a separate Service Plan under Rule 12b-1 under the Investment Company Act on behalf of Advisor Class shares of each Portfolio, both of which provide for payment of a service fee of up to 0.25% of the average daily net assets of each class. Distribution fees are paid to the Distributor for the sale and distribution of Class A shares and Class C shares and service fees are paid to the Distributor, brokers, dealers and/or other financial intermediaries for providing or arranging for others to provide personal services to shareholders and/or the maintenance of shareholder accounts. Of the service and distribution fees the Distributor received for the year ended March 31, 2004, it retained the following:

                                                             DISTRIBUTION
                                    SERVICE FEES                 FEES
                         --------------------------------    ------------
                         ADVISOR CLASS  CLASS A  CLASS C        CLASS C
                         -------------  -------  -------     ------------
Emerging Growth Fund        $  --        $  69    $   69       $   205
Growth Fund                    --           68        68           204
Large Cap 20 Fund             139           70        70           209
Large Cap Growth Fund          --           90        69           270
Select Growth Fund             --           68        68           204
Strategic Small Company
  Fund                        171           94        94           281
Disciplined Equity Fund        --           92        97           290
Focused Fund                   --           70        70           210
Large Cap Fund                 --           67        67           201
Mid-Cap Fund                   --           95       121           363
Small Cap Fund                 --           72        72           215
Clipper Focus Fund            101           30     1,979         5,937
Small Cap Value Fund           --          194       206           617
REIT Fund                   3,004           69        98           295
Technology &
  Communications Fund          --           70        70           209
Intermediate Fixed
  Income Fund                  --           87       102           306
IRA Capital Preservation
  Fund                        113           84        84           168

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund. From time to time, the Fund may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Fund to persons who beneficially own interests in the Fund. Wachovia Bank, National Association serves as the custodian for each of the Portfolios.

The Fund has entered into a shareholder servicing agreement with PBHG Fund Services to provide shareholder support and other shareholder account-related services. PBHG Fund Services has, in turn, contracted with PBHG Shareholder Services, Inc. ("PBHGSS"), its wholly-owned subsidiary, to assist in the provision of those services. PBHGSS received no fees directly from the Portfolios. The shareholder service fees are reviewed semi-annually and approved annually by the Board of Trustees.

Shareholder service fees (including out of pocket expenses) paid to PBHG Fund Services for the year ended March 31, 2004 were:


Emerging Growth Fund                        $303,464
Growth Fund                                  864,761
Large Cap 20 Fund                            245,060
Large Cap Growth Fund                        123,354
Select Growth Fund                           333,027
Strategic Small Company Fund                  40,293
Disciplined Fund                              11,467
Focused Fund                                  20,810
Large Cap Fund                                83,103
Mid-Cap Fund                                 113,368
Small Cap Fund                                47,620
Clipper Focus Fund                           115,423
Small Cap Value Fund                           3,904
REIT Fund                                     25,860
Technology & Communications Fund             658,244
Intermediate Fixed Income Fund                   394
IRA Capital Preservation Fund                 59,439
Cash Reserves Fund                            84,766


On April 4, 2000, the Board of Trustees approved an agreement between the Fund and PBHG Fund Services to provide shareholder related web development and maintenance services. For its services over the year ended March 31, 2004, PBHG Fund Services received a fee of $562,994, which was allocated to each fund quarterly based on average net assets. The fee is reviewed semi-annually and approved annually by the Board of Trustees.

Officers and trustees of the Fund who are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor received no compensation from the Fund.


4.  INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments, for the Portfolios, excluding the Cash Reserves Fund, for the year ended March 31, 2004 were as follows:

                                   PURCHASES (000)     SALES (000)
                                   ---------------   --------------
Emerging Growth Fund                $   336,627       $   429,004
Growth Fund                           1,940,332         2,301,917
Large Cap 20 Fund                       159,482           213,630
Large Cap Growth Fund                   117,630           154,152
Select Growth Fund                      436,561           492,086
Strategic Small Company Fund             73,185            94,000
Disciplined Fund                        167,934           173,201
Focused Fund                             61,876            68,281
Large Cap Fund                          692,283           827,085
Mid-Cap Fund                            592,507           572,429
Small Cap Fund                          128,530           178,328
Clipper Focus Fund                      454,525           222,466
Small Cap Value Fund                     21,964             5,591
REIT Fund                               106,484            85,553
Technology & Communications Fund        439,850           495,378
Intermediate Fixed Income Fund            6,096             2,316
IRA Capital Preservation Fund           541,511           402,552


During the year ended March 31, 2004, the Intermediate Fixed Income Fund and the IRA Capital Preservation Fund purchased U.S. Government Securities of $14,982,369 and $2,917,554,221, respectively and received proceeds from the sale of U.S. Government Securities of $12,692,031 and $2,823,063,004, respectively.

PBHG FUNDS

--------------------------------------------------------------------------------
As of March 31, 2004


5.  SHARE TRANSACTIONS

                                                                    -----------------------           ----------------------
                                                                              PBHG                             PBHG
                                                                      EMERGING GROWTH FUND                  GROWTH FUND
                                                                    -----------------------           ----------------------
                                                                     4/1/03         4/1/02             4/1/03        4/1/02
                                                                       to             to                 to            to
                                                                     3/31/04        3/31/03            3/31/04       3/31/03
                                                                   ----------     ----------         ----------    ----------
SHARES ISSUED AND REDEEMED (000):
   PBHG Class
   Shares Issued                                                      23,460          19,136             8,149         10,894
   Shares Issued upon the Reorganization
     of the Limited and
     New Opportunities Funds 1                                         7,333              --                --             --
   Shares Issued upon the Reorganization
     of the Core Growth Fund 1                                            --              --             2,427             --
   Shares Redeemed                                                   (34,207)        (22,445)          (37,279)       (32,046)
                                                                     -------         -------           -------        -------
   Total PBHG Class Share Transactions                                (3,414)         (3,309)          (26,703)       (21,152)
                                                                     -------         -------           -------        -------
   Advisor Class
   Shares Issued                                                          --              --               192            427
   Shares Redeemed                                                        --              --              (399)          (659)
                                                                     -------         -------           -------        -------
   Total Advisor Class Share Transactions                                 --              --              (207)          (232)
                                                                     -------         -------           -------        -------
   Class A 2
   Shares Issued                                                           4              --                 3             --
                                                                     -------         -------           -------        -------
   Total Class A Share Transactions                                        4              --                 3             --
                                                                     -------         -------           -------        -------
   Class C 2
   Shares Issued                                                           4              --                 3             --
                                                                     -------         -------           -------        -------
   Total Class C Share Transactions                                        4              --                 3             --
                                                                     -------         -------           -------        -------
   Net Increase (Decrease) in Shares Outstanding                      (3,406)         (3,309)          (26,904)       (21,384)
                                                                     =======         =======           =======        =======

                                                                      ----------------------          -----------------------
                                                                               PBHG                            PBHG
                                                                         LARGE CAP 20 FUND             LARGE CAP GROWTH FUND
                                                                      ----------------------          -----------------------
                                                                       4/1/03        4/1/02            4/1/03         4/1/02
                                                                         to            to                to             to
                                                                       3/31/04       3/31/03           3/31/04        3/31/03
                                                                     ----------    ----------        ----------     ----------
SHARES ISSUED AND REDEEMED (000):
   PBHG Class
   Shares Issued                                                        1,031          1,760            2,192          2,617
   Shares Issued upon the Reorganization
     of the Limited and
     New Opportunities Funds 1                                             --             --               --             --
   Shares Issued upon the Reorganization
     of the Core Growth Fund 1                                             --             --               --             --
   Shares Redeemed                                                     (5,101)        (5,325)          (4,314)        (4,295)
                                                                       ------         ------           ------         ------
   Total PBHG Class Share Transactions                                 (4,070)        (3,565)          (2,122)        (1,678)
                                                                       ------         ------           ------         ------
   Advisor Class
   Shares Issued                                                            5             15                6             33
   Shares Redeemed                                                         (5)           (13)             (10)            (8)
                                                                       ------         ------           ------         ------
   Total Advisor Class Share Transactions                                  --              2               (4)            25
                                                                       ------         ------           ------         ------
   Class A 2
   Shares Issued                                                            4             --                4             --
                                                                       ------         ------           ------         ------
   Total Class A Share Transactions                                         4             --                4             --
                                                                       ------         ------           ------         ------
   Class C 2
   Shares Issued                                                            4             --                3             --
                                                                       ------         ------           ------         ------
   Total Class C Share Transactions                                         4             --                3             --
                                                                       ------         ------           ------         ------
   Net Increase (Decrease) in Shares Outstanding                       (4,062)        (3,563)          (2,119)        (1,653)
                                                                       ======         ======           ======         ======

                                                                 ----------------------         ----------------------
                                                                          PBHG                      PBHG STRATEGIC
                                                                   SELECT GROWTH FUND             SMALL COMPANY FUND
                                                                 ----------------------         ----------------------
                                                                 4/1/03         4/1/02           4/1/03         4/1/02
                                                                   to             to               to             to
                                                                 3/31/04        3/31/03          3/31/04        3/31/03
                                                               ----------     ----------       ----------      ----------
SHARES ISSUED AND REDEEMED (000):
   PBHG Class
   Shares Issued                                                     697          1,309            3,419          3,719
   Shares Issued upon the Reorganization
     of the Limited and
     New Opportunities Funds 1                                        --             --               --             --
   Shares Issued upon the Reorganization
     of the Core Growth Fund 1                                        --             --               --             --
   Shares Redeemed                                                (3,974)        (5,149)          (4,934)        (3,549)
                                                                  ------         ------           ------         ------
   Total PBHG Class Share Transactions                            (3,277)        (3,840)          (1,515)           170
                                                                  ------         ------           ------         ------
   Advisor Class
   Shares Issued                                                      --             --              100             59
   Shares Redeemed                                                    --             --              (28)            (1)
                                                                  ------         ------           ------         ------
   Total Advisor Class Share Transactions                             --             --               72             58
                                                                  ------         ------           ------         ------
   Class A 2
   Shares Issued                                                       3             --                5             --
                                                                  ------         ------           ------         ------
   Total Class A Share Transactions                                    3             --                5             --
                                                                  ------         ------           ------         ------
   Class C 2
   Shares Issued                                                       3             --                4             --
                                                                  ------         ------           ------         ------
   Total Class C Share Transactions                                    3             --                4             --
                                                                  ------         ------           ------         ------
   Net Increase (Decrease) in Shares Outstanding                  (3,271)        (3,840)          (1,434)           228
                                                                  ======         ======           ======         ======

1.  See Note 10 on page 124.

2. Class A and C shares commenced operations on September 30, 2003 for PBHG Emerging Growth, PBHG Growth, PBHG Large Cap 20, and PBHG Select Growth Funds. Class A and C shares commenced operations on July 31, 2003 for PBHG Large Cap Growth and PBHG Strategic Small Company Funds.

Amounts designated as "--" are either $0 or have been rounded to $0.

                                   116 & 117

PBHG FUNDS

--------------------------------------------------------------------------------
As of March 31, 2004

                                                                   --------------------------       --------------------------
                                                                             PBHG                              PBHG
                                                                     DISCIPLINED EQUITY FUND               FOCUSED FUND
                                                                   --------------------------       --------------------------
                                                                     4/1/03         4/1/02            4/1/03         4/1/02
                                                                       to             to                to             to
                                                                     3/31/04        3/31/03           3/31/04        3/31/03
                                                                   ----------      ----------       ----------      ----------
SHARES ISSUED AND REDEEMED (000):
   PBHG Class
   Shares Issued                                                       1,713         2,012                321            795
   Shares Issued upon Reinvestment of  Distributions                      33            65                 --             --
   Shares Redeemed                                                    (2,414)       (4,486)              (715)          (995)
                                                                      ------        ------               ----           ----
   Total PBHG Class Share Transactions                                  (668)       (2,409)              (394)          (200)
                                                                      ------        ------               ----           ----
   Advisor Class 2
   Shares Issued                                                          --            --                 --             --
   Shares Issued upon Reinvestment of Distributions                       --            --                 --             --
   Shares Redeemed                                                        --            --                 --             --
                                                                      ------        ------               ----           ----
   Total Advisor Class Share Transactions                                 --            --                 --             --
                                                                      ------        ------               ----           ----
   Class A 1
   Shares Issued                                                           8            --                  3             --
   Shares Redeemed                                                        --            --                 --             --
                                                                      ------        ------               ----           ----
   Total Class A Share Transactions                                        8            --                  3             --
                                                                      ------        ------               ----           ----
   Class C 1
   Shares Issued                                                           8            --                  3             --
   Shares Redeemed                                                        --            --                 --             --
                                                                      ------        ------               ----           ----
   Total Class C Share Transactions                                        8            --                  3             --
                                                                      ------        ------               ----           ----
   Net Increase (Decrease) in Shares Outstanding                        (652)       (2,409)              (388)          (200)
                                                                      ======        ======               ====           ====

                                                                 --------------------------      --------------------------
                                                                            PBHG                            PBHG
                                                                       LARGE CAP FUND                   MID-CAP FUND
                                                                 --------------------------      --------------------------
                                                                    4/1/03        4/1/02            4/1/03         4/1/02
                                                                      to            to                to             to
                                                                    3/31/04       3/31/03           3/31/04        3/31/03
                                                                  ----------     ----------       ----------      ----------
SHARES ISSUED AND REDEEMED (000):
   PBHG Class
   Shares Issued                                                      3,367        11,561            13,873          8,128
   Shares Issued upon Reinvestment of  Distributions                    281           410                --             --
   Shares Redeemed                                                  (15,533)      (21,394)          (12,072)       (14,239)
                                                                    -------       -------           -------        -------
   Total PBHG Class Share Transactions                              (11,885)       (9,423)            1,801         (6,111)
                                                                    -------       -------           -------        -------
   Advisor Class 2
   Shares Issued                                                         67            60               301            141
   Shares Issued upon Reinvestment of Distributions                       1            --                --             --
   Shares Redeemed                                                      (55)          (27)              (70)           (16)
                                                                    -------       -------           -------        -------
   Total Advisor Class Share Transactions                                13            33               231            125
                                                                    -------       -------           -------        -------
   Class A 1
   Shares Issued                                                          5            --                11             --
   Shares Redeemed                                                       --            --                --             --
                                                                    -------       -------           -------        -------
   Total Class A Share Transactions                                       5            --                11             --
                                                                    -------       -------           -------        -------
   Class C 1
   Shares Issued                                                          5            --                 5             --
   Shares Redeemed                                                       --            --                --             --
                                                                    -------       -------           -------        -------
   Total Class C Share Transactions                                       5            --                 5             --
                                                                    -------       -------           -------        -------
   Net Increase (Decrease) in Shares Outstanding                    (11,862)       (9,390)            2,048         (5,986)
                                                                    =======       =======           =======        =======

                                                                  --------------------------      --------------------------
                                                                             PBHG                           PBHG
                                                                        SMALL CAP FUND               CLIPPER FOCUS FUND
                                                                  --------------------------      --------------------------
                                                                    4/1/03         4/1/02           4/1/03         4/1/02
                                                                      to             to               to             to
                                                                    3/31/04        3/31/03          3/31/04        3/31/03
                                                                   ----------    ----------       ----------      ----------
SHARES ISSUED AND REDEEMED (000):
   PBHG Class
   Shares Issued                                                      1,443          2,089            38,549        55,711
   Shares Issued upon Reinvestment of  Distributions                     --             --               321         1,243
   Shares Redeemed                                                   (4,115)        (8,551)          (22,517)      (40,163)
                                                                     ------         ------           -------       -------
   Total PBHG Class Share Transactions                               (2,672)        (6,462)           16,353        16,791
                                                                     ------         ------           -------       -------
   Advisor Class 2
   Shares Issued                                                         79              3                47            --
   Shares Issued upon Reinvestment of Distributions                      --             --                --            --
   Shares Redeemed                                                      (86)            (8)               (1)           --
                                                                     ------         ------           -------       -------
   Total Advisor Class Share Transactions                                (7)            (5)               46            --
                                                                     ------         ------           -------       -------
   Class A 1
   Shares Issued                                                          3             --               167            --
   Shares Redeemed                                                       --             --                (6)           --
                                                                     ------         ------           -------       -------
   Total Class A Share Transactions                                       3             --               161            --
                                                                     ------         ------           -------       -------
   Class C 1
   Shares Issued                                                          3             --               200            --
   Shares Redeemed                                                       --             --                (4)           --
                                                                     ------         ------           -------       -------
   Total Class C Share Transactions                                       3             --               196            --
                                                                     ------         ------           -------       -------
   Net Increase (Decrease) in Shares Outstanding                     (2,673)        (6,467)           16,756        16,791
                                                                     ======         ======           =======       =======


1. Class A and C shares commenced operations on September 30, 2003 for PBHG Focused, PBHG Large Cap, and PBHG Small Cap Funds. Class A and C shares commenced operations on July 31, 2003 for PBHG Disciplined Equity, PBHG Mid-Cap, and PBHG Clipper Focus Funds.

2. The PBHG Clipper Focus Fund Advisor Class shares commenced operations on June 30, 2003.

Amounts designated as "--" are either $0 or have been rounded to $0.


                                   118 & 119

PBHG FUNDS

NOTES TO FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------
As of March 31, 2004

                                                                    ------------------------         ------------------------
                                                                              PBHG                             PBHG
                                                                      SMALL CAP VALUE FUND                   REIT FUND
                                                                    ------------------------         ------------------------
                                                                            7/25/03*                   4/1/03        4/1/02
                                                                                to                       to            to
                                                                             3/31/04                   3/31/04       3/31/03
                                                                           ----------                ----------    ----------
SHARES ISSUED AND REDEEMED: (000)
   PBHG Class
   Shares Issued                                                                341                      5,285         6,585
   Shares Issued upon the Acquisition of the
     TS&W Small Cap Value Fund LLC 1                                          1,077                         --            --
   Shares Issued in Connection with the
     Reorganization of the PBHG
     Global Technology & Communications Fund 2                                   --                         --            --
   Shares Issued upon Reinvestment of  Distributions                             11                        311           546
   Shares Redeemed                                                             (200)                    (2,789)       (6,449)
                                                                              -----                     ------        ------
   Total PBHG Class Share Transactions                                        1,229                      2,807           682
                                                                              -----                     ------        ------
   Advisor Class
   Shares Issued                                                                 --                        187           119
   Shares Issued upon Reinvestment of  Distributions                             --                         62           171
   Shares Redeemed                                                               --                       (543)         (543)
                                                                              -----                     ------        ------
   Total Advisor Class Share Transactions                                        --                       (294)         (253)
                                                                              -----                     ------        ------
   Class A 3
   Shares Issued                                                                 10                          5            --
                                                                              -----                     ------        ------
   Total Class A Share Transactions                                              10                          5            --
                                                                              -----                     ------        ------
   Class C 3
   Shares Issued                                                                  7                         13            --
                                                                              -----                     ------        ------
   Total Class C Share Transactions                                               7                         13            --
                                                                              -----                     ------        ------
   Net Increase (Decrease) in Shares Outstanding                              1,246                      2,531           429
                                                                              =====                     ======        ======


                                                                      ------------------------        ------------------------
                                                                         PBHG TECHNOLOGY &                PBHG INTERMEDIATE
                                                                         COMMUNICATIONS FUND              FIXED INCOME FUND
                                                                      ------------------------        ------------------------
                                                                        4/1/03        4/1/02                   7/31/03*
                                                                          to            to                        to
                                                                        3/31/04       3/31/03                   3/31/04
                                                                      ----------    ----------                 ----------
SHARES ISSUED AND REDEEMED: (000)
   PBHG Class
   Shares Issued                                                         8,033          9,249                      692
   Shares Issued upon the Acquisition of the
     TS&W Small Cap Value Fund LLC 1                                        --             --                       --
   Shares Issued in Connection with the
     Reorganization of the PBHG
     Global Technology & Communications Fund 2                              --          2,216                       --
   Shares Issued upon Reinvestment of  Distributions                        --             --                       17
   Shares Redeemed                                                     (14,734)       (14,866)                     (90)
                                                                       -------        -------                      ---
   Total PBHG Class Share Transactions                                  (6,701)        (3,401)                     619
                                                                       -------        -------                      ---
   Advisor Class
   Shares Issued                                                           565            457                       --
   Shares Issued upon Reinvestment of  Distributions                        --             --                       --
   Shares Redeemed                                                        (228)          (153)                      --
                                                                       -------        -------                      ---
   Total Advisor Class Share Transactions                                  337            304                       --
                                                                       -------        -------                      ---
   Class A 3
   Shares Issued                                                             5             --                        5
                                                                       -------        -------                      ---
   Total Class A Share Transactions                                          5             --                        5
                                                                       -------        -------                      ---
   Class C 3
   Shares Issued                                                             5             --                        6
                                                                       -------        -------                      ---
   Total Class C Share Transactions                                          5             --                        6
                                                                       -------        -------                      ---
   Net Increase (Decrease) in Shares Outstanding                        (6,354)        (3,097)                     630
                                                                       =======        =======                      ===

                                                                 ------------------------       ------------------------
                                                                     PBHG IRA CAPITAL                     PBHG
                                                                    PRESERVATION FUND              CASH RESERVES FUND
                                                                 ------------------------       ------------------------
                                                                  4/1/03         4/1/02           4/1/03         4/1/02
                                                                    to             to               to             to
                                                                  3/31/04        3/31/03          3/31/04        3/31/03
                                                                ----------     ----------       ----------      ----------
SHARES ISSUED AND REDEEMED: (000)
   PBHG Class
   Shares Issued                                                    55,288        69,932            62,725       115,411
   Shares Issued upon the Acquisition of the
     TS&W Small Cap Value Fund LLC 1                                    --            --                --            --
   Shares Issued in Connection with the
     Reorganization of the PBHG
     Global Technology & Communications Fund 2                          --            --                --            --
   Shares Issued upon Reinvestment of  Distributions                 4,373         3,740               214           942
   Shares Redeemed                                                 (36,531)       (6,180)         (103,493)     (129,405)
                                                                   -------        ------          --------      --------
   Total PBHG Class Share Transactions                              23,130        67,492           (40,554)      (13,052)
                                                                   -------        ------          --------      --------
   Advisor Class
   Shares Issued                                                       654           224                --            --
   Shares Issued upon Reinvestment of  Distributions                    15             2                --            --
   Shares Redeemed                                                     (75)          (13)               --
                                                                   -------        ------          --------      --------
   Total Advisor Class Share Transactions                              594           213                --            --
                                                                   -------        ------          --------      --------
   Class A 3
   Shares Issued                                                         5            --                --            --
                                                                   -------        ------          --------      --------
   Total Class A Share Transactions                                      5            --                --            --
                                                                   -------        ------          --------      --------
   Class C 3
   Shares Issued                                                         5            --                --            --
                                                                   -------        ------          --------      --------
   Total Class C Share Transactions                                      5            --                --            --
                                                                   -------        ------          --------      --------
   Net Increase (Decrease) in Shares Outstanding                    23,734        67,705           (40,554)      (13,052)
                                                                   =======        ======          ========      ========

*   Commencement of Operations

1.  See Note 1 on page 111.

2.  See Note 10 on page 124.

3. Class A and C shares commenced operations on September 30, 2003 for PBHG REIT and PBHG Technology & Communications Funds. Class A and C shares commenced operations on July 31, 2003 for PBHG Small Cap Value, PBHG Intermediate Fixed, and PBHG IRA Capital Preservation Funds.

Amounts designated as "--" are either $0 or have been rounded to $0.


                                   120 & 121

PBHG FUNDS

NOTES TO FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------
As of March 31, 2004



6.  FEDERAL TAX INFORMATION

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of March 31, 2004, primarily attributable to certain net operating losses, different treatment for gains and losses on paydowns of mortgage- and asset-backed securities for tax purposes and return of capital which for tax purposes, are not available to offset future income, were reclassified to the following accounts:

                                             INCREASE
                                            (DECREASE)          INCREASE
                                           ACCUMULATED        UNDISTRIBUTED
                          DECREASE         NET REALIZED       NET INVESTMENT
                       PAID IN-CAPITAL         GAIN              INCOME
                            (000)              (000)              (000)
                       ---------------     -------------      --------------
Emerging Growth Fund     $(30,468)            $25,396           $  5,072
Growth Fund               (78,453)             63,198             15,255
Large Cap 20 Fund          (2,833)                 --              2,833
Large Cap Growth Fund      (1,612)                 --              1,612
Select Growth Fund         (3,646)                 --              3,646
Strategic Small
   Company Fund              (919)                 --                919
Focused Fund                  (40)                 --                 40
Mid-Cap Fund                   --              (2,009)             2,009
Small Cap Fund               (979)                 --                979
Clipper Focus Fund             --                (333)               333
Small Cap Value Fund           --                 (58)                58
REIT Fund*                   (513)               (816)             1,329
Technology &
   Communications Fund     (4,851)                 (1)             4,852
Intermediate Fixed
   Income Fund                 --                  (1)                 1
IRA Capital
   Preservation Fund       (6,019)             (8,836)            14,855


These reclassifications had no effect on net assets or net asset value per share.

 * Information reflects fund activity based on the fund's 12/31/03 tax reporting year.

The tax character of dividends and distributions declared during the years ended March 31, 2004 and 2003 were as follows:

                         ORDINARY   LONG-TERM    RETURN OF
                          INCOME   CAPITAL GAIN   CAPITAL    TOTAL
                           (000)      (000)        (000)     (000)
                          --------  -----------  --------  ---------
Disciplined Equity Fund
   2004                   $   317    $   --      $  --     $    317
   2003                       524        --         --          524
Large Cap Fund
   2004                     3,484        --         --        3,484
   2003                     4,660        --         --        4,660
Clipper Focus Fund
   2004                     4,140     1,135         --        5,275
   2003                    13,266     4,010         --       17,276
Small Cap Value Fund
   2004                       198       --          --          198
REIT Fund
   2004                     3,772     1,682        513        5,967
   2003                     7,207     2,803        264       10,274
Intermediate Fixed
   Income Fund
   2004                       177       --          --          177
IRA Capital
   Preservation Fund
   2004                    39,079       --       6,019       45,098
   2003                    37,065       677         --       37,742
Cash Reserves Fund
   2004                       235       --          --          235
   2003                       983       --          --          983


The following funds paid no distributions during the fiscal years ended 2004 and 2003, respectively: Emerging Growth, Growth, Large Cap 20, Large Cap Growth, Select Growth, Strategic Small Company, Focused, Mid-Cap, Small Cap, and Technology & Communications Funds.

As of March 31, 2004, the components of Distributable Earnings/(Accumulated Losses) were as follows:

                                    UNDISTRIBUTED   UNDISTRIBUTED      CAPITAL        POST       UNREALIZED         OTHER
                                      ORDINARY        LONG-TERM         LOSS         OCTOBER    APPRECIATION/     TEMPORARY
                                       INCOME       CAPITAL GAIN    CARRYFORWARDS    LOSSES    (DEPRECIATION)    DIFFERENCES
                                        (000)           (000)           (000)         (000)         (000)           (000)
----------------------------------------------------------------------------------------------------------------------------
Emerging Growth Fund                 $    --         $     --       $  (344,309)  $      --     $  80,065       $      --
Growth Fund                               --               --        (1,565,906)         --       269,702              --
Large Cap 20 Fund                         --               --          (358,125)         --        44,484              --
Large Cap Growth Fund                     --               --          (195,567)         --        48,616              --
Select Growth Fund                        --               --        (1,196,040)         --        39,080              --
Strategic Small Company Fund              --               --           (16,195)         --        19,415              --
Disciplined Equity Fund                  139               --           (27,234)         --         5,457              --
Focused Fund                              --               --            (4,573)         --         1,215              --
Large Cap Fund                           349               --          (119,534)         --        11,744              --
Mid-Cap Fund                           2,110           10,861                --          --        63,002              --
Small Cap Fund                            --               --           (32,422)         --        17,127              --
Clipper Focus Fund                     1,009               --                --          --        72,154              --
Small Cap Value Fund                     260              628                --          --         7,744              (3)


                                                                      PBHG FUNDS

                                    UNDISTRIBUTED   UNDISTRIBUTED      CAPITAL        POST       UNREALIZED         OTHER
                                      ORDINARY        LONG-TERM         LOSS         OCTOBER    APPRECIATION/     TEMPORARY
                                       INCOME       CAPITAL GAIN    CARRYFORWARDS    LOSSES    (DEPRECIATION)    DIFFERENCES
                                        (000)           (000)           (000)         (000)         (000)           (000)
-----------------------------------------------------------------------------------------------------------------------------
REIT Fund*                              $ --            $ --        $        --      $  (373)     $ 21,011       $      --
Technology & Communications Fund          --              --         (2,469,757)          --        60,039              (4)
Intermediate Fixed Income Fund           129              --                 --           --            46             (25)
IRA Capital Preservation Fund             --              --                 --       (1,932)       (3,292)          9,704
Cash Reserves                             11              --                 (9)          --            --             (11)


* Information reflects fund activity based on the fund's December 31, 2003 tax reporting year.

Post-October losses represent losses realized on investment transactions from November 1, 2003 through March 31, 2004 that, in accordance with Federal income tax regulations the Portfolios may elect to defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

At March 31, 2004, the following Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (000):

                                                                        EXPIRING MARCH 31,
                                      --------------------------------------------------------------------------------------
                                        2007           2008            2009           2010             2011          TOTAL
                                      -------        -------      ----------      -----------        ---------    ----------
Emerging Growth Fund                      --         $ 9,632      $   13,905      $   200,025        $120,747     $  344,309
Growth Fund                               --          10,248           1,680        1,241,238         312,740      1,565,906
Large Cap 20 Fund                         --              --              --          252,728         105,397        358,125
Large Cap Growth Fund                     --              --           7,780          114,491          73,296        195,567
Select Growth Fund                        --              --         192,159          877,967         125,914      1,196,040
Strategic Small Company Fund              --              --              --               --          16,195         16,195
Disciplined Equity Fund               $6,920             282              --               87          19,945         27,234
Focused Fund                              --              --              --               --           4,573          4,573
Large Cap Fund                            --              --              --           20,038          99,496        119,534
Small Cap Fund                            --              --              --               --          32,422         32,422
Technology & Communications Fund          --              --          89,757        1,954,050         425,950      2,469,757
Cash Reserves Fund                        --               4              --                5              --              9



As of June 20, 2003, the PBHG Emerging Growth Fund and the PBHG Growth Fund charged paid in capital $25,395,885 and $63,198,250 and credited accumulated net realized loss $25,395,885 and $63,198,250, respectively, due to the PBHG Limited Fund and the PBHG New Opportunities Fund merger with the PBHG Emerging Growth Fund (Note 10) and the PBHG Core Growth Fund merger with the PBHG Growth Fund (Note 10). Internal Revenue Code 382 limits the amount of the annual capital loss carryover available for use and also requires the Funds to permanently forfeit $25,395,885 and 63,198,250, respectively, in capital loss carryovers from prior years. The PBHG Emerging Growth Fund and the PBHG Growth Fund had capital loss carryovers of $344,309,010 and $1,565,906,074, respectively, which may be applied against any realized net taxable gains until the expiration date (see previous schedule for breakdown). The PBHG Emerging Growth Fund and PBHG Growth Fund utilized $74,552,350 and $132,316,776, respectively, of net tax basis capital losses during the current year to offset net realized gains from investment transactions.

At March 31, 2004, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were different from amounts reported for financial reporting purposes.

The Federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Portfolio, excluding Cash Reserves Fund, at March 31, 2004 were as follows:

                                                                       NET
                                                                    UNREALIZED
                         FEDERAL      UNREALIZED     UNREALIZED    APPRECIATION/
                         TAX COST    APPRECIATION   DEPRECIATION  (DEPRECIATION)
                          (000)          (000)          (000)          (000)
                        ----------     ---------     ---------      ----------
Emerging Growth Fund    $  196,693     $  85,055     $  (4,990)     $  80,065
Growth Fund                775,662       280,114       (10,412)       269,702
Large Cap 20 Fund          177,479        46,880        (2,396)        44,484
Large Cap Growth Fund      136,965        50,847        (2,231)        48,616
Select Growth Fund         194,830        44,379        (5,299)        39,080
Strategic Small
   Company Fund             52,410        21,228        (1,813)        19,415
Disciplined Equity Fund     60,214         6,259          (802)         5,457
Focused Fund                25,492         1,872          (657)         1,215
Large Cap Fund             212,880        17,822        (6,078)        11,744



                                                                       NET
                                                                    UNREALIZED
                         FEDERAL      UNREALIZED     UNREALIZED    APPRECIATION/
                         TAX COST    APPRECIATION   DEPRECIATION  (DEPRECIATION)
                          (000)          (000)          (000)         (000)
                        ----------     ---------     ---------      ---------
Mid-Cap Fund            $  392,464     $ 69,958      $  (6,956)     $ 63,002
Small Cap Fund              86,471       19,464         (2,337)       17,127
Clipper Focus Fund       1,057,952      152,345        (80,191)       72,154
Small Cap Value Fund        17,987        7,996           (252)        7,744
REIT Fund                  116,400       32,601           (109)       32,492
Technology &
   Communications Fund     272,778       65,481         (5,442)       60,039
 Intermediate Fixed
   Income Fund               8,127          104            (58)           46
 IRA Capital
   Preservation Fund     1,689,724       27,730         (3,591)       24,139

PBHG FUNDS

NOTES TO FINANCIAL STATEMENTS -- Concluded
--------------------------------------------------------------------------------
As of March 31, 2004


7. CONCENTRATIONS/RISKS

The Cash Reserves Fund invests primarily in a portfolio of money market instruments maturing in 397 days or less whose ratings are within one of the two highest ratings categories assigned by a nationally recognized statistical rating agency, or, if not rated, are believed to be of comparable quality. The ability of the issuers of the securities held by the Portfolio to meet their obligations may be affected by economic developments in a specific industry, state or region.

Certain funds invest a high percentage of their assets in specific sectors of the market, especially technology, health care, consumer cyclical, consumer non-cyclical, services and financial. As a result, the economic and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the fund's net asset value and will cause its shares to fluctuate more than if the fund did not concentrate its investments in a particular sector. In addition, the REIT and Technology & Communications Funds are concentrated which means they will invest 25% or more of their net assets in specific industries.

At March 31, 2004, 19.65% of the outstanding shares of the Small Cap Value Fund were held by three shareholders. Additionally, the Portfolios have omnibus accounts, which hold shares on behalf of several individual shareholders.

8.  LINE OF CREDIT

Except for the PBHG Cash Reserves Fund, each Portfolio may borrow an amount up to its prospectus defined limitations, from a $150 million committed line of credit available to the Funds in the PBHG Fund Family.
Prior to June 4, 2003 the line of credit available to the Funds in the PBHG Fund Family was $250 million. Borrowings from the line of credit will bear interest at the Federal Funds Rate plus 0.50%. The PBHG Fund Family pays an annual commitment fee of 0.10% of the outstanding committed amount. Each Portfolio is allocated a portion of this fee based on its net assets relative to the net assets of the PBHG FundFamily. The Portfolios had no outstanding borrowings at March 31, 2004 or at any time during the year ended March 31, 2004.

9.  INTERFUND LENDING

Pursuant to resolutions adopted by the Boards of Trustees of each of PBHG Funds and PBHG Insurance Series Fund (together, the "Trusts"), on behalf of each series portfolio of the Trusts (the "Funds"), a Fund may lend an amount up to its prospectus-defined limitations to other funds. All such lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August 12, 2003 to the Trusts and Pilgrim Baxter & Associates, Ltd.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the Funds from investments in overnight repurchase agreements) and the bank loan rate (Federal Funds Rate plus 50 basis points). A Fund may not borrow more than 10% of its assets.

During the fiscal year ended March 31, 2004, the PBHG Insurance Series Fund (the "Portfolios") borrowed funds from PBHG IRA Capital Preservation Fund. The amount borrowed was $30,357,754 and the interest paid on the borrowing and the corresponding interest rate were $5,455 and 1.26%, respectively. The average amount of borrowings during the year was $25,606,699. The Portfolios had no outstanding borrowings or loans under the interfund lending agreement at March 31, 2004.

10.  FUND REORGANIZATIONS

On June 20, 2003, the assets of the PBHG Core Growth Fund were reorganized into the PBHG Growth Fund. Under the Agreement and Plan of Reorganization, 4,364,758 shares of the PBHG Core Growth Fund were exchanged for 2,426,979 shares of the PBHG Growth Fund in a tax-free exchange.

The value of the PBHG Core Growth Fund on June 20, 2003 was $38,292,873. Upon the business combination of such Funds on June 20, 2003, the value of the PBHG Core Growth Fund, which included net investment loss of $93,898, accumulated realized losses of $76,533,450, and unrealized gains of $5,135,706, combined with the PBHG Growth Fund was $1,286,227,465.

On June 20, 2003, the assets of the PBHG Limited Fund and PBHG New Opportunities Fund were reorganized into the PBHG Emerging Growth Fund. Under the Agreement and Plan of Reorganization, 6,189,582 shares of the PBHG Limited Fund and 1,335,096 shares of the PBHG New Opportunities Fund were exchanged for 7,332,758 shares of the PBHG Emerging Growth Fund in a tax-free exchange.

The value of the PBHG Limited Fund and the PBHG New Opportunities Fund on June 20, 2003 was $46,086,847 and $29,403,893, respectively. Upon the business combination of such Funds on June 20, 2003, the value of the PBHG Limited Fund, which included net investment loss of $137,811, accumulated realized losses of $21,681,441, and unrealized gains of $12,590,592, and the value of the PBHG New Opportunities Fund, which included net investment loss of $94,635, accumulated realized losses of $30,247,355, and unrealized gains of $5,692,034, combined with the PBHG Emerging Growth Fund was $267,138,968.

On March 7, 2003, the assets of the PBHG Global Technology & Communications Fund were reorganized into the PBHG Technology & Communications Fund. Under the Agreement and Plan of Reorganization, 8,267,235.999 shares of the PBHG Global Technology & Communications Fund were exchanged for 2,216,327.679 shares of the PBHG Technology & Communications Fund in a tax-free exchange.

The value of the PBHG Global Technology & Communications Fund on March 7, 2003 was $15,955,123, which included $1,065,107 in unrealized losses. Upon the business combination of such Funds on March 7, 2003, the value of the PBHG Global Technology & Communications Fund, which included net investment loss of $361,096, accumulated realized losses of $89,278,161 and unrealized losses of $1,065,107, combined with the PBHG Technology & Communications Fund was $256,108,689.

11. LITIGATION

Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") announced on November 13, 2003 that founders Harold J. Baxter and Gary L. Pilgrim had stepped down from all their positions with Pilgrim Baxter and from all their positions with PBHG Funds and PBHG Insurance Series Fund (collectively the "PBHG Fund Family"). David J. Bullock, President of Pilgrim Baxter, now also serves as the Chief Executive Officer of Pilgrim Baxter. In addition, Mr. Bullock was elected by the Board of Trustees of the PBHG Fund Family to the positions of President of PBHG Funds and PBHG Insurance Series Fund. Mr. Baxter's role as chairman of Pilgrim Baxter was assumed by Scott F. Powers, chief executive of Old Mutual Asset Management, the US asset management group of Pilgrim Baxter's corporate parent, London-based Old Mutual plc.

In connection with an examination of active trading of mutual fund shares by the United States Securities and Exchange Commission ("SEC") and the New York Attorney General ("NYAG"), Pilgrim Baxter received inquiries and subpoenas for documents from those agencies. Pilgrim Baxter retained independent counsel to assist in responding to these inquiries and to conduct a thorough and independent examination of mutual fund shareholder trading practices in the PBHG Fund Family. This internal examination revealed that Mr. Pilgrim had a significant but passive investment in a private investment limited partnership, unaffiliated with Pilgrim Baxter, that actively purchased and redeemed shares of certain PBHG Funds and other mutual funds. This partnership's investment activity in PBHG Funds was limited to the period from March 2000 to December 2001. Mr. Baxter had knowledge of Mr. Pilgrim's investment and that the limited partnership was actively trading in PBHG Funds shares. Pilgrim Baxter's independent counsel has reported the results of its examination to the PBHG Funds' Board of Trustees. The Trustees, assisted by the Trustee's independent counsel and other independent experts, are separately reviewing these matters. In addition, Pilgrim Baxter and the PBHG Fund Family are continuing to cooperate with the SEC and the NYAG with respect to the resolution of these matters.

                                                                      PBHG FUNDS



Pilgrim Baxter determined that certain corrective measures were appropriate relating to the PBHG Fund Family's shareholder trading policies and practices. As a result, Pilgrim Baxter informed the PBHG Fund Family that: (1) Mr. Pilgrim will disgorge all personal profits he received from his investment in the limited partnership for the period March 2000 to December 2001; (2) Pilgrim Baxter will reimburse management fees earned which were attributable to that limited partnership's investment in PBHG Funds; (3) Pilgrim Baxter has retained an independent accounting firm to conduct a separate review of the adequacy of internal controls and procedures affecting processes and functions critical to the investment management and administration of the PBHG Fund Family; and (4) Pilgrim Baxter's then current practices of attempting to prevent market timing activity in the PBHG Fund Family have been formally adopted as policies and disclosed in the PBHG Fund Family prospectuses.

The review of Pilgrim Baxter's practices and policies in these matters is ongoing, and will continue until any concerns that the Independent Trustees of the PBHG Fund Family may have are addressed. The Trustees, assisted by the Trustees' independent counsel, will continue to closely monitor Pilgrim Baxter's review of its practices and policies. Pilgrim Baxter will continue to work closely with the Independent Trustees.

On November 20, 2003, the SEC filed a civil action in the United States District Court for the Eastern District of Pennsylvania (Civil Action 03-6341) against Mr. Pilgrim, Mr. Baxter and Pilgrim Baxter (the "SEC Action") based in part on the circumstances described above as well as allegations that Mr. Baxter provided non-public PBHG Funds portfolio information to a broker-dealer which made this information available to its customers who then engaged in market timing the PBHG Funds. The SEC Action alleges violations of Sections 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, and Sections 206(1), 206(2) and 204A of the Investment Advisers Act of 1940. With respect to Pilgrim Baxter, the SEC Action seeks injunctions, disgorgement of profits, civil monetary penalties and other equitable relief. With respect to Messrs. Pilgrim and Baxter, the SEC Action seeks injunctions, disgorgement of profits, civil monetary penalties and that Messrs. Pilgrim and Baxter be permanently enjoined from acting in certain enumerated positions with an investment company pursuant to section 36(a) of the Investment Company Act of 1940.

In addition, on November 20, 2003, the NYAG filed a civil action in the Supreme Court of the State of New York County of New York against Pilgrim Baxter, Mr. Pilgrim, and Mr. Baxter (the "NYAG Action") based in part on the circumstances described above. The NYAG Action alleges violation of Article 23-A and Section 349 of the General Business Law of the State of New York (the Martin Act) and
Section 63(12) of the State of New York's Executive Law. With respect to Pilgrim Baxter, the NYAG Action seeks injunctions, disgorgement of all fees earned throughout the period during which the alleged illegal activity occurred, disgorgement of all profits obtained from the alleged illegal activities, civil monetary penalties and other equitable relief. In addition, with respect to Messrs. Pilgrim and Baxter, the NYAG Action seeks injunctions, disgorgement, civil monetary penalties and other relief.

If Pilgrim Baxter is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of Pilgrim Baxter or any company that is an affiliated person of Pilgrim Baxter from serving as an investment adviser to any registered investment company, including the Fund. Your fund has been informed by Pilgrim Baxter, if these results occur, Pilgrim Baxter will seek exemptive relief from the SEC to permit Pilgrim Baxter to continue to serve as the Fund's investment adviser. There is no assurance that such exemptive relief will be granted.

In addition to the complaints described above, multiple lawsuits, including class action and shareholder derivative suits, have been filed against certain PBHG Funds, Pilgrim Baxter and certain related parties, primarily based upon the allegations in the SEC Action and the NYAG Action. Such lawsuits allege a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. The lawsuits have been filed in Federal and state courts and seek such remedies as compensatory damages, restitution, rescission, an accounting for profits, injunctive relief, equitable relief, interest and the payment of attorney's and experts' fees.

On February 20, 2004, the Federal Multi-District Litigation Panel (the "Panel") issued an order centralizing hundreds of cases involving allegations of market timing and/or late trading in the mutual fund industry for administration in the District of Maryland. On March 3, 2004, the Panel issued a conditional transfer order centralizing the administration of a number of the private litigations cases against PBHG Funds, Pilgrim Baxter and related parties as "tag-along" actions. A number of additional cases have since also been designated as "tag-along" cases for centralization.

More detailed information regarding the lawsuits is provided in PBHG Funds' Prospectus and Statement of Additional Information. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against PBHG Funds, Pilgrim Baxter and related parties in the future. Information about any similar lawsuits will be provided for in the Prospectus or Statement of Additional Information.

At this time, management is unable to determine what, if any, financial impact these events may have on PBHG Funds results of operations or financial condition. In the event the PBHG Funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected Funds may pursue claims on behalf of such Funds against any party that may have liability to the Funds in respect thereof.

12. EXPENSES BORNE BY ADVISER

The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations. The Adviser has agreed to pay for these expenses on behalf of the Fund. These expenses make up the expenses borne by adviser line item on the Statements of Operations. If the Adviser did not pay the expenses, the expenses for the Portfolios would have been higher than what is reflected in the tables.

13. SUBSEQUENT EVENTS

Effective on or about June 1, 2004, all Portfolios (except those noted below) will each impose a 2% redemption/exchange fee on total redemption proceeds (after applicable deferred sales charges) of any shareholder redeeming shares (including redemption by exchange) of the Portfolios within 10 calendar days of their purchase. The Fund charges the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements. The redemption fee will be imposed to the extent that the number of Portfolio shares redeemed exceeds the number of Portfolio shares that have been held for more than 10 calendar days. In determining how long shares of the Portfolio have been held, Pilgrim Baxter assumes that shares held by the investor for the longest period of time will be sold first. The Portfolio will retain the fee for the benefit of the remaining shareholders.

The redemption fee will not be applicable to shares of the Cash Reserves Fund. Also, the holding period for shares of the IRA Capital Preservation Fund will be twelve months instead of 10 days. For a discussion of the limited exemptions to the redemption/exchange fee, please see the Fund's Prospectus.

Effective June 3, 2004, the line of credit will be discontinued for the PBHG Fund Family.

PBHG FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF PBHG FUNDS:

In our opinion, the accompanying statements of net assets for PBHG Emerging Growth Fund, PBHG Growth Fund, PBHG Large Cap 20 Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Focused Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG Intermediate Fixed Income Fund, PBHG IRA Capital Preservation Fund, PBHG Cash Reserves Fund (constituting PBHG Funds hereafter referred to as the "Fund"), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects the financial position of each of the Fund at March 31, 2004, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
May 25, 2004

PBHG FUNDS
                                           PBHG SHAREHOLDER MEETINGS (unaudited)
--------------------------------------------------------------------------------

A special meeting of the shareholders of the
PBHG Core Growth Fund was held on
June 19, 2003 to vote on the following matter:
                                                                                                                      TOTAL
                                                                 FOR              AGAINST         ABSTAIN       SHARES OUTSTANDING
                                                              --------            -------         -------       ------------------
To approve the Agreement and Plan of Reorganization for the
PBHG Core Growth Fund into the PBHG Growth Fund               1,696,979           115,391          55,924           4,430,928


A special meeting of the shareholders of the
PBHG Limited Fund was held on June
19, 2003 to vote on the following matter:
                                                                                                                      TOTAL
                                                                 FOR              AGAINST         ABSTAIN       SHARES OUTSTANDING
                                                              --------            -------         -------       -----------------
To approve the Agreement and Plan of
Reorganization for the PBHG Limited Fund
into the PBHG Emerging Growth Fund                            2,043,863           694,740          75,874           6,523,637


A special meeting of the shareholders of the PBHG New Opportunities Fund was held on June 19, 2003 to vote on the following matter:

                                                                                                                      TOTAL
                                                                 FOR              AGAINST         ABSTAIN       SHARES OUTSTANDING
                                                              ---------           -------         -------       ------------------
To approve the Agreement and Plan of
Reorganization for the PBHG New Opportunities Fund
into the PBHG Emerging Growth Fund                              543,941            86,380          11,761           1,500,553


A special meeting of the shareholders of the TS&W Small Cap Fund LLC was held on
July 23, 2003 to vote on the following matter:

                                                                                                                      TOTAL
                                                                 FOR              AGAINST         ABSTAIN       SHARES OUTSTANDING
                                                              ---------           -------         -------       ------------------
To approve the Agreement and Plan of
Reorganization for the TS&W Small Cap Value
Fund LLC into the PBHG Small Cap Value Fund                   1,076,886            63,134              --           1,140,020



                               PBHG SECURITY PROXY VOTING GUIDELINES (unaudited)
--------------------------------------------------------------------------------

A description of the guidelines that the Fund or the Fund's investment adviser/sub-adviser uses to vote proxies relating to portfolio securities is available without charge (i) upon request, by calling 800-433-0051; (ii) on the Fund's website at http://www.pbhgfunds.com; and (iii) on the Commission's website at http://www.sec.gov.; and beginning no later than August 31, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 will be available without charge (i) through the Fund's website at http://www.pbhgfunds.com; and (ii) on the Commission's website at http://www.sec.gov.

PBHG FUNDS

PBHG DISCLOSURE NOTES (unaudited)
--------------------------------------------------------------------------------

AVERAGES
The LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS AVERAGE represents the average performance of 464 mutual funds classified by Lipper, Inc. in the Intermediate Investment Grade Debt category.

The LIPPER LARGE-CAP CORE FUNDS AVERAGE represents the average performance of 1,069 mutual funds classified by Lipper, Inc. in the Large-Cap Core category.

The LIPPER LARGE-CAP GROWTH FUNDS AVERAGE represents the average performance of 637 mutual funds classified by Lipper, Inc. in the Large-Cap Growth category.

The LIPPER MID-CAP CORE FUNDS AVERAGE represents the average performance of 329 mutual funds classified by Lipper, Inc. in the Mid-Cap Core category.

The LIPPER MID-CAP GROWTH FUNDS AVERAGE represents the average performance of 529 mutual funds classified by Lipper, Inc. in the Mid-Cap Growth category.

The LIPPER MONEY MARKET FUNDS AVERAGE represents the average performance of 411 mutual funds classified by Lipper, Inc. in the Money Market category.

The LIPPER MULTI-CAP CORE FUNDS AVERAGE represents the average performance of 623 mutual funds classified by Lipper, Inc. in the Multi-Cap Core category.

The LIPPER MULTI-CAP GROWTH FUNDS AVERAGE represents the average performance of 430 mutual funds classified by Lipper, Inc. in the Multi-Cap Growth category.

The LIPPER MULTI-CAP VALUE FUNDS AVERAGE represents the average performance of 510 mutual funds classified by Lipper, Inc. in the Multi-Cap Value category.

The LIPPER REAL ESTATE FUNDS AVERAGE represents the average performance of 197 mutual funds classified by Lipper, Inc. in the Real Estate category.

The LIPPER SCIENCE & TECHNOLOGY FUNDS AVERAGE represents the average performance of 323 mutual funds classified by Lipper, Inc. in the Science & Technology category.

The LIPPER SMALL-CAP CORE FUNDS AVERAGE represents the average performance of 548 mutual funds classified by Lipper, Inc. in the Small-Cap Core category.

The LIPPER SMALL-CAP GROWTH FUNDS AVERAGE represents the average performance of 512 mutual funds classified by Lipper, Inc. in the Small-Cap Growth category.

The Lipper performance figures are based on the changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested.

The Lipper returns for certain periods reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance may have been lower.


INDICES

The LEHMAN INTERMEDIATE U.S. AGGREGATE BOND INDEX is an unmanaged index of fixed income securities with medium term durations.

The PSE TECHNOLOGY INDEX(R) is a price-weighted index of the top 100 U.S. technology stocks.

The RUSSELL 1000(R) GROWTH INDEX is an unmanaged index that measures the performance of those securities in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000(R) GROWTH INDEX is an unmanaged index comprised of those securities in the Russell 2000(R) Index with a greater-than- average growth orientation.

The RUSSELL 2000(R) INDEX is an unmanaged index comprised of the 2,000 smallest securities in the Russell 3000(R) Index.

The RUSSELL 2000(R) VALUE INDEX is an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index witH lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 3000(R) INDEX is an unmanaged index comprised of the 3,000 largest U.S. companies based on total market capitalization.

The RUSSELL 3000(R) GROWTH INDEX is an unmanaged index that measures the performance of those securities in the Russell 3000(R) Index with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP(R) GROWTH INDEX is an unmanaged index comprised of the mid-cap securities in the Russell 1000(R) Index with a higher price-to-book ratio and higher forecasted growth values.

The RYAN 5-YEAR GIC MASTER INDEX is an unmanaged index with an arithmetic mean or market rates of $1 million GIC contracts held for five years.

The S&P 500 INDEX is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The S&P MIDCAP 400 INDEX is an unmanaged capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

The WILSHIRE REAL ESTATE SECURITIES INDEX is a market weighted capitalization index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies, and partnerships.

The Indices/Averages are presented for illustrative purposes only, and are not intended to imply the past or future performance of the Portfolio. The performance of the Indices/Averages assume reinvestment of capital gains and income dividends but assume no transaction costs, taxes, management fees or other expenses. A direct investment in the Indices/Averages is not possible.

PBHG FUNDS

PBHG DISCLOSURE NOTES (unaudited)
--------------------------------------------------------------------------------

STYLE BOX
=========


EQUITY FUNDS --

The Fund has been assigned to a style box category that is reflective of its relative investment style and characteristics as of March 31, 2004. Companies categorized as large cap have market capitalizations over $10 billion; mid-cap from $2-$10 billion; and small cap less than $2 billion. Value style funds invest primarily in equities believed to be selling below their intrinsic value while growth style funds generally invest in stocks of companies that may be trading at or above their fair value based upon historical earnings, but are expected to keep growing. Funds that invest in stocks meeting both characteristics are classified as blend. Fund characteristics are subject to change and may not always reflect the style box classification.

FIXED INCOME FUNDS --

The Fund has been assigned to a style box category that is reflective of its relative investment style and characteristics as of March 31, 2004. Fixed income securities that are categorized as low quality are defined as bonds rated BB or lower, medium as bonds rated BBB through A; high as AA or better. Maturity for taxable bond funds is based on the following duration ranges; short is up to 3.5 years; intermediate is 3.5 to 6 years; and long is greater than 6 years. The Fund's portfolio is subject to change and may not always reflect the characteristics of that box.

TOP TEN HOLDINGS

There is no guarantee that the Fund continues to hold these securities or will continue to hold any of these securities in the future. The top holding information provided should not be construed as a recommendation to purchase or sell a particular security.

PBHG FUNDS

NOTICE TO SHAREHOLDERS (unaudited)
--------------------------------------------------------------------------------

For shareholders that do not have a March 31, 2004 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2004 tax year end, please consult your tax advisor as to the pertinance of this notice. For the fiscal year ended March 31, 2004, each portfolio is designating the following items with regard to distributions paid during the year.

                                      Long Term      Long Term
                                    (20% Rate)      (15% Rate)     Ordinary        Return of
                                   Capital Gain    Capital Gain     Income          Capital          Total
Fund                               Distribution    Distribution  Distributions   Distributions   Distributions
----------------------------------------------------------------------------------------------------------------
 Emerging Growth Fund                  0.00%           0.00%         0.00%            0.00%           0.00%
 Growth Fund                           0.00%           0.00%         0.00%            0.00%           0.00%
 Large Cap 20 Fund                     0.00%           0.00%         0.00%            0.00%           0.00%
 Large Cap Growth Fund                 0.00%           0.00%         0.00%            0.00%           0.00%
 Select Growth Fund                    0.00%           0.00%         0.00%            0.00%           0.00%
 Strategic Small Company Fund          0.00%           0.00%         0.00%            0.00%           0.00%
 Disciplined Equity Fund               0.00%           0.00%       100.00%            0.00%         100.00%
 Focused Fund                          0.00%           0.00%         0.00%            0.00%           0.00%
 Large Cap Fund                        0.00%           0.00%       100.00%            0.00%         100.00%
 Mid-Cap Fund                          0.00%           0.00%         0.00%            0.00%           0.00%
 Small Cap Fund                        0.00%           0.00%         0.00%            0.00%           0.00%
 Clipper Focus Fund                   21.53%           0.00%        78.47%            0.00%         100.00%
 Small Cap Value Fund                  0.00%           0.00%       100.00%            0.00%         100.00%
 REIT Fund (3)                         0.00%          28.59%        61.17%           10.24%         100.00%
 Technology & Communications Fund      0.00%           0.00%         0.00%            0.00%           0.00%
 Intermediate Fixed Income Fund        0.00%           0.00%       100.00%            0.00%         100.00%
 IRA Capital Preservation Fund         0.00%           0.00%        86.62%           13.38%         100.00%
 Cash Reserves Fund                    0.00%           0.00%       100.00%            0.00%         100.00%
----------------------------------------------------------------------------------------------------------------


                                     Qualifying
                                    For Corporate
                                      Receivable      Qualifying
                                       Deduction       Dividend
Fund                                  Dividends (1)   Income (2)
----------------------------------------------------------------

 Emerging Growth Fund                   0.00%            0.00%
 Growth Fund                            0.00%            0.00%
 Large Cap 20 Fund                      0.00%            0.00%
 Large Cap Growth Fund                  0.00%            0.00%
 Select Growth Fund                     0.00%            0.00%
 Strategic Small Company Fund           0.00%            0.00%
 Disciplined Equity Fund               92.35%          100.00%
 Focused Fund                           0.00%            0.00%
 Large Cap Fund                       100.00%          100.00%
 Mid-Cap Fund                           0.00%            0.00%
 Small Cap Fund                         0.00%            0.00%
 Clipper Focus Fund                   100.00%          100.00%
 Small Cap Value Fund                  26.57%           26.36%
 REIT Fund (3)                          0.00%            0.00%
 Technology & Communications Fund       0.00%            0.00%
 Intermediate Fixed Income Fund         0.00%            0.00%
 IRA Capital Preservation Fund          0.00%            0.00%
 Cash Reserves Fund                     0.00%            0.00%

----------------------------------------------------------------

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions".

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of "Ordinary Income Distributions". It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3) Information reflects fund activity based on the fund's 12/31/03 tax reporting year.

                                                                      PBHG FUNDS
                                  TRUSTEES AND OFFICERS OF THE TRUST (unaudited)
--------------------------------------------------------------------------------
                                                              As of May 18, 2004

 The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Trustees and executive officers of the Trust and the principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee serves as a Trustee and each officer serves as an officer in a similar capacity for PBHG Insurance Series Fund, a registered investment company advised by the Adviser. Unless otherwise noted, all Trustees and Officers can be contacted c/o Pilgrim Baxter & Associates, Ltd., 1400 Liberty Ridge Drive, Wayne, PA 19087.


------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF
                                                                                                PORTFOLIOS
                                                 TERM OF OFFICE AND    PRINCIPAL                IN COMPLEX
                          POSITION HELD WITH     LENGTH OF TIME        OCCUPATION(S) DURING     OVERSEEN      OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE    THE FUND               SERVED                PAST 5 YEARS             BY TRUSTEE    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
John R. Bartholdson       Chairman of the        Trustee since 1997    Chief Financial          26            Director, The
(59)                      Board and lead                               Officer, The Triumph                   Triumph Group, Inc.
                          Independent Trustee                          Group, Inc.                            since 1992. Trustee,
                                                                       (manufacturing)                        PBHG Insurance
                                                                       since 1992.                            Series since 1997.
------------------------------------------------------------------------------------------------------------------------------------
Jettie M. Edwards         Trustee                Trustee since 1997    Consultant, Syrus        26            Trustee, Provident
(57)                                                                   Associates (business                   Investment Counsel
                                                                       and marketing                          Trust (investment
                                                                       consulting firm)                       company-5 portfolios
                                                                       1986-2002                              since1992.) Trustee,
                                                                                                              EQ Advisors
                                                                                                              (investment
                                                                                                              company-37
                                                                                                              portfolios) since
                                                                                                              1997. Trustee, PBHG
                                                                                                              Insurance Series
                                                                                                              since 1997.
------------------------------------------------------------------------------------------------------------------------------------
Albert A. Miller          Trustee                Trustee since 1997    Senior Vice              26            Trustee, PBHG
(70)                                                                   President, Cherry &                    Insurance Series
                                                                       Webb, CWT Specialty                    since 1997.
                                                                       Stores 1995-2000.
                                                                       Advisor and
                                                                       Secretary, the
                                                                       Underwoman Shoppes
                                                                       Inc. (retail
                                                                       clothing stores)
                                                                       1980-2002.
                                                                       Merchandising Group
                                                                       Vice President, R.H.
                                                                       Macy & Co. (retail
                                                                       department stores)
                                                                       1958-1995. Retired.
------------------------------------------------------------------------------------------------------------------------------------
*Trustee of the Trust until such time as his or her successor is duly elected and appointed.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS**
------------------------------------------------------------------------------------------------------------------------------------
David J. Bullock          President              President             President and
(48)                                             since 2003            Director, Pilgrim
                                                                       Baxter & Associates,
                                                                       Ltd. since July
                                                                       2003. Chief
                                                                       Executive Officer,
                                                                       Pilgrim Baxter &
                                                                       Associates, Ltd.,
                                                                       Trustee, PBHG Fund
                                                                       Distributors, PBHG
                                                                       Shareholder Services
                                                                       and PBHG Fund
                                                                       Services since
                                                                       November 2003.
                                                                       President, PBHG
                                                                       Insurance Series
                                                                       Fund since November
                                                                       2003. Chief
                                                                       Operating Officer,
                                                                       Pilgrim Baxter &
                                                                       Associates, Ltd.
                                                                       July 2003 to March
                                                                       2004. President and
                                                                       Chief Executive
                                                                       Officer,
                                                                       Transamerica
                                                                       Capital, Inc.
                                                                       September 1998 to
                                                                       July 2003.
------------------------------------------------------------------------------------------------------------------------------------
Lee T. Cummings (40)      Treasurer, Chief       Treasurer, Chief      Vice President,
                          Financial Officer,     Financial Officer,    Pilgrim Baxter &
                          Controller             Controller since      Associates, Ltd.
                                                 1997                  since 2001, Sales
                                                                       and Marketing
                                                                       Director since April
                                                                       2004, and Director
                                                                       of Mutual Fund
                                                                       Operations, Pilgrim
                                                                       Baxter & Associates,
                                                                       Ltd., 1996-2001;
                                                                       Treasurer, Chief
                                                                       Financial Officer,
                                                                       Controller, PBHG
                                                                       Insurance Series
                                                                       Fund since March
                                                                       1997. President,
                                                                       PBHG Shareholder
                                                                       Services, Inc. since
                                                                       2001; President,
                                                                       PBHG Fund
                                                                       Distributors
                                                                       1999-2003. Vice
                                                                       President, PBHG Fund
                                                                       Distributors, since
                                                                       March 2003 and
                                                                       Treasurer, PBHG Fund
                                                                       Services, May
                                                                       1996-1999;
                                                                       President, PBHG Fund
                                                                       Services since
                                                                       December 1998.
------------------------------------------------------------------------------------------------------------------------------------
John M. Zerr (42)         Vice President and     Vice President and    Senior Vice
                          Secretary              Secretary since 1997  President, Pilgrim
                                                                       Baxter & Associates,
                                                                       Ltd. since 2001.
                                                                       Chief Operating
                                                                       Officer, Pilgrim
                                                                       Baxter & Associates,
                                                                       Ltd. since March
                                                                       2004 and General
                                                                       Counsel and
                                                                       Secretary, Pilgrim
                                                                       Baxter & Associates,
                                                                       Ltd. since November
                                                                       1996; Vice President
                                                                       and Secretary, PBHG
                                                                       Insurance Series
                                                                       Fund, since March
                                                                       1997; General
                                                                       Counsel and
                                                                       Secretary, Pilgrim
                                                                       Baxter Value
                                                                       Investors, Inc.,
                                                                       November 1996 to May
                                                                       2002; General
                                                                       Counsel and
                                                                       Secretary, PBHG Fund
                                                                       Services since
                                                                       January 1998;
                                                                       General Counsel and
                                                                       Secretary, PBHG
                                                                       Shareholder Services
                                                                       since 2001; General
                                                                       Counsel and
                                                                       Secretary, PBHG Fund
                                                                       Distributors since
                                                                       January 1998.


PBHG FUNDS

TRUSTEES AND OFFICERS OF THE TRUST  (unaudited)
--------------------------------------------------------------------------------
As of May 18, 2004


------------------------------------------------------------------------------------------------------------------------------------
OFFICERS** (CONCLUDED)
------------------------------------------------------------------------------------------------------------------------------------

                                                     TERM OF OFFICE AND    PRINCIPAL
                              POSITION HELD WITH     LENGTH OF TIME        OCCUPATION(S) DURING
NAME, ADDRESS, AND AGE        THE FUND               SERVED                PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Brian C. Dillon (40)          Vice President         Vice President        Vice President and Chief Compliance
                                                     since 2001            Officer, Pilgrim Baxter & Associates,
                                                                           Ltd., since April 2001. Chief Compliance
                                                                           Officer PBHG Fund Services, PBHG
                                                                           Insurance Series Fund, PBHG Shareholder
                                                                           Services, and PBHG Fund Distributors
                                                                           since April 2001; Chief Compliance
                                                                           Officer, Pilgrim Baxter Value Investors,
                                                                           Inc., April 2001 to May 2002; Chief
                                                                           Compliance Officer, Pilgrim Baxter
                                                                           Private Equity Advisor, April 2001-March
                                                                           2003. Vice President and Deputy
                                                                           Compliance Director, Delaware
                                                                           Investments, 1995-2001.
------------------------------------------------------------------------------------------------------------------------------------
Robert E. Putney,             Vice President and     Vice President and    Vice President, Deputy General Counsel
III (43)                      Assistant Secretary    Assistant Secretary   and Assistant Secretary, Pilgrim Baxter
                                                     since 2002            & Associates, Ltd., PBHG Fund
                                                                           Distributors and PBHG Fund Services
                                                                           since January 2004. Vice President and
                                                                           Assistant Secretary, PBHG Insurance
                                                                           Series Fund since March 2002. Vice
                                                                           President, Senior Legal Counsel and
                                                                           Assistant Secretary, Pilgrim Baxter &
                                                                           Associates, Ltd. PBHG Fund Distributors
                                                                           and PBHG Fund Services, December
                                                                           2001-2004; Senior Counsel and Assistant
                                                                           Secretary, Pilgrim Baxter Value
                                                                           Investors, Inc. 2001-2002. Director and
                                                                           Senior Counsel, Merrill Lynch Investment
                                                                           Managers, L.P. and Princeton
                                                                           Administrators, L.P. from September 1997
                                                                           until December 2001 and holding various
                                                                           other positions with these companies
                                                                           from 1991 to 1997; Secretary of various
                                                                           Merrill Lynch and Mercury open-end
                                                                           funds, as well as Somerset Exchange Fund
                                                                           and The Europe Fund, Inc. until December
                                                                           2001.
------------------------------------------------------------------------------------------------------------------------------------
Stephen F. Panner             Assistant Treasurer    Assistant Treasurer   Fund Administration Manager, Pilgrim
(33)                                                 since 2000            Baxter & Associates, Ltd. since February
                                                                           2000. Assistant Treasurer, PBHG
                                                                           Insurance Series Fund, since 2000. Fund
                                                                           Accounting Manager, SEI Investments
                                                                           Mutual Funds Services, 1997-2000.
------------------------------------------------------------------------------------------------------------------------------------
William P. Schanne            Assistant Treasurer    Assistant Treasurer   Fund Administration Associate, Pilgrim
(31)                                                 since 2001            Baxter & Associates, Ltd. since August
                                                                           2001. Assistant Treasurer, PBHG
                                                                           Insurance Series Fund, since 2001. Fund
                                                                           Accounting Supervisor, PFPC, Inc.,
                                                                           1999-2001; Fund Accountant, PFPC, Inc.,
                                                                           1998-1999.
------------------------------------------------------------------------------------------------------------------------------------
John C. Munch One             Vice President and     Vice President and    Vice President and Assistant Secretary
Freedom Valley Road           Assistant Secretary    Assistant Secretary   of SEI Investments Global Funds Services
Oaks, PA 19456 (33)                                  since 2002            and SEI Investments Distribution Co.
                                                                           since November 2001; Vice President and
                                                                           Assistant Secretary, PBHG Insurance
                                                                           Series Fund, since 2002. Associate,
                                                                           Howard, Rice, Nemerovski, Canady, Falk &
                                                                           Rabkin (law firm), 1998-2001.
------------------------------------------------------------------------------------------------------------------------------------
Timothy D. Barto One          Vice President and     Vice President and    Vice President and Assistant Secretary
Freedom Valley Road           Assistant Secretary    Assistant Secretary   of SEI Investments Co. and Vice
Oaks, PA 19456 (36)                                  since 2000            President and Assistant Secretary of SEI
                                                                           Investments Global Funds Services and
                                                                           SEI Investments Distribution Co. since
                                                                           November 1999; Vice President and
                                                                           Assistant Secretary, PBHG Insurance
                                                                           Series Fund, since 2000. Associate,
                                                                           Dechert Price & Rhoads (law firm)
                                                                           1997-1999.
------------------------------------------------------------------------------------------------------------------------------------
**Officer of the Trust until such time as his or her successor is duly elected and qualified.


                                                                      PBHG FUNDS

                    [This page is intentionally left blank.]

PBHG FUNDS

                    [This page is intentionally left blank.]

PBHG (R)
FUNDS

[logo omitted]

P.O. Box 219534
Kansas City, MO 64121-9534

Investment Advisor:
Pilgrim Baxter &Associates, Ltd.

DISTRIBUTOR:
PBHG FUND DISTRIBUTORS


                          1.800.433.0051
                                WWW.PBHGFUNDS.COM




This annual report is intended for the information of PBHG Funds shareholders, but may be used with prospective investors when preceded or accompanied by a current prospectus. The prospectus contains important information, including information about the fund's investment objectives, risks, charges and expenses and should be read carefully and considered before investing. THE FIGURES IN THIS REPORT REPRESENT PAST RESULTS WHICH ARE NOT A GUARANTEE OF FUTURE RESULTS. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE BY CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM. Managers' comments are as of March 31, 2004, are subject to change, and may not reflect their current views. This material represents the managers' assessment of their portfolios and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding the Funds or any stock in particular. The purchase and sale information provided should not be construed as a recommendation to purchase or sell a particular security. There is no assurance, as of the date of publication of this material, that the securities purchased remain in the portfolio or that securities sold have not been repurchased. Additionally, it is noted that the securities purchased do not represent the Fund's entire portfolio and in the aggregate may represent a small percentage of a Fund's portfolio.


PBHG-ANNUAL2004
04-210, 5/2004

Item 2.    Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's Principal Executive Officer and Principal Financial Officer, which can be found at www.pbhgfunds.com/materials.

Item 3.    Audit Committee Financial Expert.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is John R. Bartholdson who is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.    Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP related to the Trust

PricewaterhouseCoopers LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

------------------ ----------------------------------------------------- -----------------------------------------------------
                                           2004                                                   2003
------------------ ----------------------------------------------------- -----------------------------------------------------
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services to the   services to       and services to   services to the   services to       and services to
                   Trust that were   service           service           Trust that were   service           service
                   pre-approved      affiliates that   affiliates that   pre-approved or   affiliates that   affiliates that
                                     were              did not require   not subject to    were              did not require
                                     pre-approved      pre-approval      preapproval       pre-approved      pre-approval
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(a)     Audit          $407,148             $0                $0              $319,500            $0                $0
        Fees(1)
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(b)     Audit-Related     $0                $0                $0               $63,200            $0                $0
        Fees (2)

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(c)     Tax Fees          $0                $0                $0                $0                $0                $0

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(d)     All               $0                $0                $0                $0                $0                $0
        Other
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

Notes:
(1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. 2003 Audit Fees include fees for issuing consents ($2,000), audit fees ($295,100) and audit overruns ($22,400). 2004 Audit Fees include audit fees ($344,648), fees for additional scope for market timing investigation ($39,000) and fees for consents issued for various N-1A and N-14 filings ($23,500).
(2) 2003 fees include consultation regarding Stable Value Product ($45,000) and agreed upon procedures related to Stable Value Product ($18,200).

(e)(1) Pursuant to its charter, the Audit Committee shall appoint, compensate, oversee and, where appropriate, terminate the Funds' independent auditors. In selecting independent auditors for the Funds, the Joint Audit Committee may consider recommendations made by management. To the extent required by Section 10A of the Exchange Act, the Joint Audit Committee shall consider for preapproval all permissible non-audit services that are proposed to be provided to the Funds by their independent auditors and shall have preapproved any such permissible non-audit services before they are provided to the Funds. Such preapproval may be granted by one or more members of the Joint Audit Committee, so long as any such member's decision to preapprove is presented to the full Joint Audit Committee, solely for information purposes, at its next scheduled meeting.

The Joint Audit Committee shall review and approve the fees charged by the independent auditors for audit and permissible non-audit services provided to the Funds.

Joint Audit Committee members shall evaluate the independent audit firm's performance and financial stability.

In reviewing the recommendation of an independent auditor for the Funds, the Joint Audit Committee shall use the following standard of independence: "Whether a reasonable investor with knowledge of all relevant facts and circumstances would conclude that the accountant is not capable of exercising objective and impartial judgment on all issues encompassed within the accountant's engagement."

The Joint Audit Committee shall request from the independent auditors the information required to be considered by the Joint Audit Committee under Item 9 of Schedule 14A of the Exchange Act.

The Joint Audit Committee shall request from the independent auditors a written statement describing all relationships between the auditors and the Funds, the investment adviser, the distributor and their appropriate corporate affiliates. The Joint Audit Committee shall receive and review the written disclosures and the letter from the independent auditors regarding their independence that are required by Item 306 of Regulation S-K, and shall discuss with the independent auditors their independence.

The Joint Audit Committee shall consider whether the provision by the independent auditors of permissible non-audit services to (i) the Funds, (ii) their advisers or (iii) any person that controls, is controlled by or is under common control with such adviser and that provides services to the Funds, is compatible with maintaining the independent auditors' independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                ---------------------------- ----------------- ----------------
                                                   2004             2003
                ---------------------------- ----------------- ----------------
                ---------------------------- ----------------- ----------------
                Audit-Related Fees                  0%               0%

                ---------------------------- ----------------- ----------------
                ---------------------------- ----------------- ----------------
                Tax Fees                            0%               0%
                ---------------------------- ----------------- ----------------
                ---------------------------- ----------------- ----------------
                All Other Fees                      0%               0%

                ---------------------------- ----------------- ----------------

(f) Not Applicable

(g) The aggregate non-audit fees and services billed by PricewaterhouseCoopers LLP to the registrant, the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for the last two fiscal years were $0 and $63,200 for 2004 and 2003, respectively.

(h) Not Applicable


Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  (Reserved)

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchasers of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Items 11.  Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PBHG Funds


By (Signature and Title)*                        /s/ David J. Bullock
                                                 -------------------------------
                                                 David J. Bullock, President
                                                 and Principal Executive Officer


Date 5/27/04





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                        /s/ David J. Bullock
                                                 -------------------------------
                                                 David J. Bullock, President and
                                                 Principal Executive Officer

Date 5/27/04


By (Signature and Title)*                        /s/ Lee T. Cummings
                                                 -------------------------------
                                                 Lee T. Cummings, Treasurer and
                                                 Principal Financial Officer


Date 5/27/04
* Print the name and title of each signing officer under his or her signature.